EXECUTION

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                GE CAPITAL MORTGAGE SERVICES, INC.,

                        Seller and Servicer


                                and




               STATE STREET BANK AND TRUST COMPANY,

                              Trustee


                         ----------------


                  POOLING AND SERVICING AGREEMENT

                    Dated as of October 1, 1998


                         ----------------


           REMIC Multi-Class Pass-Through Certificates,
                           Series 1998-20



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                        TABLE OF CONTENTS

                                                             Page
                            ARTICLE I
                           DEFINITIONS

    Section 1.01. Definitions...................................1

                            ARTICLE II
                  CONVEYANCE OF MORTGAGE LOANS;
                ORIGINAL ISSUANCE OF CERTIFICATES

    Section 2.01. Conveyance of Mortgage Loans.................33
    Section 2.02. Acceptance by Trustee........................37
    Section 2.03. Representations and Warranties of the
                    Company; Mortgage Loan Repurchase..........38
    Section 2.04. Execution of Certificates....................44
    Section 2.05. Designations under the REMIC Provisions......44

                           ARTICLE III
          ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

    Section 3.01. Company to Act as Servicer...................45
    Section 3.02. Collection of Certain Mortgage Loan
                    Payments; Mortgage Loan Payment Record;
                    Certificate Account........................49
    Section 3.03. Collection of Taxes, Assessments
                    and Other Items............................51
    Section 3.04. Permitted Debits to the Mortgage
                    Loan Payment Record........................52
    Section 3.05. Maintenance of the Primary Insurance
                    Policies...................................53
    Section 3.06. Maintenance of Hazard Insurance..............53
    Section 3.07. Assumption and Modification Agreements.......54
    Section 3.08. Realization Upon Defaulted Mortgage Loans....55
    Section 3.09. Trustee to Cooperate; Release of
                    Mortgage Files.............................58
    Section 3.10. Servicing Compensation; Payment of
                    Certain Expenses by the Company............58
    Section 3.11. Reports to the Trustee; Certificate
                    Account Statements.........................59
    Section 3.12. Annual Statement as to Compliance............59
    Section 3.13. Annual Independent Public Accountants'
                    Servicing Report...........................59
    Section 3.14. Access to Certain Documentation and
                    Information Regarding the Mortgage
                    Loans......................................60
    Section 3.15. Maintenance of Certain Servicing Policies....60
    Section 3.16. Optional Purchase of Defaulted Mortgage
                    Loans......................................60


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                            ARTICLE IV
                     PAYMENTS AND STATEMENTS

    Section 4.01. Distributions................................60
    Section 4.02. Method of Distribution.......................64
    Section 4.03. Allocation of Losses.........................65
    Section 4.04. Monthly Advances; Purchases of Defaulted
                    Mortgage Loans.............................67
    Section 4.05. Statements to Certificateholders.............67
    Section 4.06. Servicer's Certificate.......................70
    Section 4.07. Reports of Foreclosures and Abandonments
                    of Mortgaged Property......................70
    Section 4.08. Reduction of Base Servicing Fees by
                    Compensating Interest Payments.............70
    Section 4.09. Surety Bond..................................70

                            ARTICLE V
                         THE CERTIFICATES

    Section 5.01. The Certificates.............................70
    Section 5.02. Registration of Transfer and Exchange
                    of Certificates............................72
    Section 5.03. Mutilated, Destroyed, Lost or Stolen
                    Certificates...............................77
    Section 5.04. Persons Deemed Owners........................77
    Section 5.05. Access to List of Certificateholders'
                    Names and Addresses........................77
    Section 5.06. Representation of Certain Certificate-
                    holders....................................78
    Section 5.07. Determination of COFI........................78
    Section 5.08. Determination of LIBOR.......................79

                            ARTICLE VI
                           THE COMPANY

    Section 6.01. Liability of the Company.....................80
    Section 6.02. Merger or Consolidation of, or Assumption
                    of the Obligations of, the Company.........80
    Section 6.03. Assignment...................................80
    Section 6.04. Limitation on Liability of the Company
                    and Others.................................81
    Section 6.05. The Company Not to Resign....................81

                           ARTICLE VII
                             DEFAULT

    Section 7.01. Events of Default............................81
    Section 7.02. Trustee to Act; Appointment of Successor.....83
    Section 7.03. Notification to Certificateholders...........84


                                ii
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                           ARTICLE VIII
                           THE TRUSTEE

    Section 8.01. Duties of Trustee............................84
    Section 8.02. Certain Matters Affecting the Trustee........85
    Section 8.03. Trustee Not Liable for Certificates or
                    Mortgage Loans.............................86
    Section 8.04. Trustee May Own Certificates.................87
    Section 8.05. The Company to Pay Trustee's Fees and
                    Expenses...................................87
    Section 8.06. Eligibility Requirements for Trustee.........87
    Section 8.07. Resignation or Removal of Trustee............87
    Section 8.08. Successor Trustee............................88
    Section 8.09. Merger or Consolidation of Trustee...........88
    Section 8.10. Appointment of Co-Trustee or Separate
                    Trustee....................................89
    Section 8.11. Compliance with REMIC Provisions; Tax
                    Returns....................................90

                            ARTICLE IX
                           TERMINATION

    Section 9.01. Termination upon Repurchase by the Company
                    or Liquidation of All Mortgage Loans.......90
    Section 9.02. Additional Termination Requirements..........91

                            ARTICLE X
                     MISCELLANEOUS PROVISIONS

    Section 10.01. Amendment...................................92
    Section 10.02. Recordation of Agreement....................93
    Section 10.03. Limitation on Rights of Certificateholders..93
    Section 10.04. Governing Law...............................94
    Section 10.05. Notices.....................................94
    Section 10.06. Notices to the Rating Agencies..............95
    Section 10.07. Severability of Provisions..................95
    Section 10.08. Certificates Nonassessable and Fully Paid...95


                               iii
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Exhibits


EXHIBIT A       Forms of Certificates
EXHIBIT B       Principal Balance Schedules
EXHIBIT C       Mortgage Loans (including list of Cooperative
                  Loans)
EXHIBIT D       Form of Servicer's Certificate
EXHIBIT E       Form of Transfer Certificate as to ERISA Matters
                  for Definitive ERISA-Restricted Certificates
EXHIBIT F       Form of Residual Certificate Transferee Affidavit
EXHIBIT G       Form of Residual Certificate Transferor Letter
EXHIBIT H       Additional Servicer Compensation
EXHIBIT I       Form of Investment Letter for Definitive
                  Restricted Certificates
EXHIBIT J       Form of Distribution Date Statement
EXHIBIT K       Form of Special Servicing and Collateral Fund
                  Agreement
EXHIBIT L       Form of Lost Note Affidavit and Agreement
EXHIBIT M       Schedule of Designated Loans
EXHIBIT N       Schedule of Pledged Asset Mortgage Loans
EXHIBIT O       Senior Principal Priorities


                                iv


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           THIS POOLING AND SERVICING AGREEMENT, dated as of
October 1, 1998, between GE CAPITAL MORTGAGE SERVICES, INC., a corporation organized and existing under the laws of the State of New Jersey, and STATE STREET BANK AND TRUST COMPANY, a
Massachusetts banking corporation, as Trustee.

                   W I T N E S S E T H  T H A T :
                   - - - - - - - - - -  - - - -


           In consideration of the mutual agreements herein contained, GE Capital Mortgage Services, Inc. and State Street
Bank and Trust Company agree as follows:

                            ARTICLE I

                           DEFINITIONS

      Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

           Accretion Directed Certificate: None.

           Accretion Directed Component: None.

           Accretion Termination Date: None.

           Accrual Amount: As to any Class of Accrual
      Certificates and any Accrual Component and each Distribution Date through the related Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to
      Section 4.01(a)(i) on such Distribution Date and (y) any amount of Unpaid Class Interest Shortfall allocable to such Class or Component pursuant to Section 4.01(a)(ii) on such Distribution Date, to the extent that such amounts are distributed to any Accretion Directed Certificates and any Accretion Directed Components pursuant to Section 4.01(e). As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the related Accretion Termination Date, zero.

           Accrual Certificates: None.

           Accrual Component: None.

           Accrued Certificate Interest: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components), interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance (or, in the case of any Class of Notional Certificates, on the aggregate Notional Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Specified Component (other than any Principal Only Component), interest accrued during the related Interest Accrual Period at the applicable


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      Component Interest Rate on the Component Principal Balance
      (or Notional Component Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the aggregate of Accrued Certificate Interest on such Specified Components for such Distribution Date.

           Accrued Certificate Interest on each Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and any Specified Component (other than any Principal Only Component) shall be reduced by such Class's or Specified Component's share of the amount of any Net Interest Shortfall and Certificate Interest Losses for such Distribution Date. Any Net Interest Shortfall and Certificate Interest Losses shall be allocated among (x) the Classes of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and (y) the Specified Components (other than any Principal Only Component) of any Component Certificate in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall or losses.

           Additional Collateral: With respect to any Mortgage 100SM Loan, the marketable securities held from time to time as security for the repayment of such Mortgage 100SM Loan and any related collateral. With respect to any Parent PowerSM Loan, the third-party guarantee for such Parent PowerSM Loan, together with (i) any marketable securities held from time to time as security for the performance of such guarantee and any related collateral or (ii) any mortgaged property securing the performance of such guarantee, the related home equity line of credit loan and any related collateral.

           Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

           Allocable Share: (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Junior Optimal Principal Amount, and as to each Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of the Junior Certificates.

           (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Junior Optimal Principal Amount, and as to the Class M Certificates and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes. As to any Distribution Date and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%.

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           Amortization Payment: As to any REO Mortgage Loan and
      any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related Mortgage Note as contemplated by Section 3.08(b).

           Amount Held for Future Distribution: As to each Distribution Date, the total of all amounts credited to the Mortgage Loan Payment Record as of the preceding Determination Date on account of (i) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received subsequent to the preceding Prepayment Period applicable to such receipts, and (ii) monthly payments of principal and interest due subsequent to the preceding Due Date.

           Anniversary Determination Date: The Determination Date occurring in November of each year that the Certificates are outstanding, commencing in November 1999.

           Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Proprietary
      Lease from the Mortgagor to the originator of the Cooperative Loan.

           Assumed Monthly Payment Reduction: As of any
      Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of (i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the Remittance Rates of all Outstanding Mortgage Loans (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Remittance Rate thereon was equal to the Weighted Average Rate less 1.25% per annum.

           Available Funds: As to each Distribution Date, an amount equal to the sum of (i) all amounts credited to the Mortgage Loan Payment Record pursuant to Section 3.02 as of the preceding Determination Date, (ii) any Monthly Advance and any Compensating Interest Payment for such Distribution Date, (iii) the Purchase Price of any Defective Mortgage Loans and Defaulted Mortgage Loans deposited in the Certificate Account on the Business Day preceding such Distribution Date (including any amounts deposited in the Certificate Account in connection with any substitution of a Mortgage Loan as specified in Section 2.03(b)), and (iv) the purchase price of any defaulted Mortgage Loan purchased under an agreement entered into pursuant to Section 3.08(e) as of the end of the preceding Prepayment Period less the sum of (x) the Amount Held for Future Distribution, (y) the amount of any Unanticipated Recovery credited to the Mortgage Loan Payment Record pursuant to clause (vi) of
      Section 3.02(b), and (z) amounts permitted to be debited from the Mortgage Loan Payment Record pursuant to clauses
      (i) through (vii) and (ix) of Section 3.04.

           Bankruptcy Coverage Termination Date: The Distribution
      Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

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           Bankruptcy Loss Amount: As of any Determination Date
      prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount shall equal $118,464, as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since the Cut-off Date. As of any Determination Date after the first Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since such preceding Anniversary Determination Date. As of any Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the lesser of (x) the Bankruptcy Loss Amount as of the preceding Determination Date as reduced by any Deficient Valuations and Debt Service Reductions for the preceding Distribution Date, and (y) the greater of (i) the Fitch Formula Amount for such Anniversary Determination Date and (ii) the Formula Amount for such Anniversary Determination Date.

           The Bankruptcy Loss Amount may be further reduced by the Company (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Company shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.

           Base Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Base Servicing Fee Rate for such Mortgage Loan. The Base Servicing Fee for any Distribution Date is subject to adjustment pursuant to Section 3.08(d) (with respect to a Realized Loss) or the definition of Interest Loss (with respect to the interest portion of a Debt Service Reduction).

           Base Servicing Fee Rate: As to any Mortgage Loan, the per annum rate identified as such for such Mortgage Loan and set forth in the Mortgage Loan Schedule.

           BBA: The British Bankers' Association.

           BIF: The Bank Insurance Fund of the FDIC, or its successor in interest.

           Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, each Class of Certificates, other than the Class B3, Class B4, Class B5, Class R and Class PO Certificates, constitutes a Class of Book-Entry Certificates.

           Book-Entry Nominee: As defined in Section 5.02(b).

           Business Day: Any day other than a Saturday or a Sunday, or a day on which banking institutions in New York City or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

           Buydown Funds: Funds contributed by the Mortgagor or another source in order to reduce the interest payments required from the Mortgagor for a specified period in specified amounts.

           Buydown Mortgage Loan: Any Mortgage Loan as to which the Mortgagor pays less than the full monthly payment specified in the Mortgage Note during the Buydown Period and the difference between the amount paid by the Mortgagor and the amount specified in the Mortgage Note is paid from the related Buydown Funds.

           Buydown Period: The period during which Buydown Funds are required to be applied to the related Buydown Mortgage
      Loan.

           Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

           Certificate Account: The trust account or accounts created and maintained with the Trustee pursuant to Section
      3.02 and which must be an Eligible Account.

           Certificate Interest Loss: (i) On or prior to the Cross-Over Date, any Interest Loss in respect of an Excess Loss and (ii) after the Cross-Over Date, any Interest Loss, in each case to the extent such Interest Loss is allocable to the Certificates in accordance with Section 3.08(d) (with respect to a Realized Loss) or the definition of Interest Loss (with respect to the interest portion of a Debt Service Reduction).

           Certificate Interest Rate: With respect to any Class of Certificates, other than any LIBOR Certificates, and as of any Distribution Date, the per annum fixed rate specified in Section 5.01(b). With respect to any Class of LIBOR Certificates, the per annum variable rate at any time at which interest accrues on the Certificates of such Class, as determined pursuant to Section 5.01(e).

           Certificate Owner: With respect to any Book-Entry
      Certificate, the person who is the beneficial owner thereof.

           Certificate Principal Balance: As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate (plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution Date) less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to
      Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to
      Section 4.03(b) and (c), and (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount allocated to such Certificate on previous Distribution Dates. The Notional Certificates are issued without Certificate Principal Balances.

           Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to
      Section 5.02.

           Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, a Certificate of any Class to the extent that the Company or any affiliate is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Voting Rights) evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests (or Voting Rights) necessary to effect any such consent has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying on such consent only the Certificates that the Trustee knows to be so held shall be so disregarded.

           Class: All Certificates bearing the same class designation.

           Class B Certificate: Any Class B1, Class B2, Class B3,
      Class B4 or Class B5 Certificate.

           Class Certificate Principal Balance: As to any Class of Certificates, other than any Class of Notional Certificates, and as of any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in Section 5.01(b).

           Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates or any Class consisting of Specified Components) or any Specified Component, any amount by which the amount distributed to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates or to the Component Principal Balance of any Accrual Component constituting a Specified Component) on such Distribution Date is less than the Accrued Certificate Interest thereon or in respect thereof for such Distribution Date. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the sum of the Class Interest Shortfalls for such Components on such date.

           Class PO Deferred Amount: As to any Distribution Date on or prior to the Cross-Over Date, the aggregate of the applicable PO Percentage of the principal portion of each Realized Loss, other than any Excess Loss, to be allocated to the Class PO Certificates on such Distribution Date or previously allocated to the Class PO Certificates and not yet paid to the Holders of the Class PO Certificates pursuant to Section 4.01(a)(iv).

           Closing Date: October 29, 1998.

           Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

           COFI: The monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California, or Nevada that are member institutions of the Eleventh Federal Home Loan Bank
      District, as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco in its monthly Information Bulletin.

           COFI Certificates: None.

           COFI Determination Date: As to each Interest Accrual
      Period for any COFI Certificates, the last Business Day of the calendar month preceding the commencement of such Interest Accrual Period.

           Company: GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey, or its successor in interest or, if any successor servicer is appointed as herein provided, then such successor servicer.

           Compensating Interest Payment: With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses (a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the lesser of (i) an amount equal to the product of (x) the Pool Scheduled Principal Balance with respect to such Distribution Date and (y) one-twelfth of 0.125%, and (ii) the aggregate of the Base Servicing Fees that the Company would be entitled to retain on such Distribution Date (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Compensating Interest Payment.

           Component: Any of the components of a Class of Component Certificates having the designations and the initial Component Principal Balances as follows:

                                Initial Component
               Designation      Principal Balance
               -----------      -----------------
                   N/A                N/A


           Component Certificate: None.

           Component Interest Rate: None.

           Component Principal Balance: As of any Distribution Date, and with respect to any Component, other than any Notional Component, the initial Component Principal Balance thereof (as set forth, as applicable, in the definition of Component) (plus, in the case of any Accrual Component, any related Accrual Amount for each previous Distribution Date) less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to Section
      4.01 and (y) the amount of all Realized Losses allocated thereto pursuant to Section 4.03(d).

           Confirmatory Mortgage Note: With respect to any Mortgage Loan, a note or other evidence of indebtedness executed by the Mortgagor confirming its obligation under the note or other evidence of indebtedness previously executed by the Mortgagor upon the origination of the related Mortgage Loan.

           Cooperative: A private, cooperative housing corporation organized in accordance with applicable state laws which owns or leases land and all or part of a building or buildings located in the relevant state, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

           Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of one or more Proprietary Leases.

           Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate(s), (iii) an assignment of the Proprietary Lease(s), (iv) financing statements and (v) a stock power (or other similar instrument), and in addition thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund. The Mortgage Loans identified in Exhibit C hereto are Cooperative Loans.

           Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

           Cooperative Stock Certificate: With respect to a
      Cooperative Loan, the stock certificate(s) or other instrument evidencing the related Cooperative Stock.

           Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at Two
      International Place, Boston, Massachusetts 02110,
      Attention: Corporate Trust Department.

           Cross-Over Date: The first Distribution Date on which the aggregate Class Certificate Principal Balance of the Junior Certificates has been reduced to zero (giving effect to all distributions on such Distribution Date).

           Cut-off Date: October 1, 1998.

           Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (a) the then current Monthly Payment for such Mortgage Loan over (b) the amount of the monthly payment of principal and interest required to be paid by the Mortgagor as established by a court of competent jurisdiction as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.).

           Defaulted Mortgage Loan: With respect to any
      Determination Date, a Mortgage Loan as to which the related
      Mortgagor has failed to make unexcused payment in full of a total of three or more consecutive installments of principal and interest, and as to which such delinquent installments have not been paid, as of the close of business on the last Business Day of the month next preceding the month of such Determination Date.

           Defective Mortgage Loan: Any Mortgage Loan which is required to be purchased by the Company (or which the Company may replace with a substitute Mortgage Loan) pursuant to Section 2.02 or 2.03(a).

           Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

           Definitive Certificate: Any Certificate, other than a
      Book-Entry Certificate, issued in definitive, fully registered form.

           Definitive Restricted Junior Certificate: Any
      Restricted Junior Certificate that is in the form of a Definitive Certificate.

           Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

           Depository Participant: A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

           Designated Loan Closing Documents: With respect to any Designated Loan, a Lost Note Affidavit substantially in the form of Exhibit L, and an assignment of the related Mortgage to the Trustee in recordable form (except for the omission therein of recording information concerning such Mortgage).

           Designated Loans: The Mortgage Loans, if any, listed on Exhibit M hereto.

           Designated Telerate Page: The Dow Jones Telerate Service page 3750 (or such other page as may replace page 3750 on that service or such other service as may be nominated by the BBA for the purpose of displaying the Interest Settlement Rates).

           Determination Date: With respect to any Distribution
      Date, the fifth Business Day prior thereto.

           Discount Mortgage Loan: Any Mortgage Loan with a Net
      Mortgage Rate less than 6.50% per annum.

           Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (including but not limited to state pension organizations); (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

           Distribution Date: The 25th day of each calendar month after the month of initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding Business Day.

           Distribution Date Statement: The statement referred to in Section 4.05(a).

           Document File: As defined in Section 2.01.

           Due Date: The first day of the month of the related
      Distribution Date.

           Eligible Account: An account that is either (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in one of its two highest long-term rating categories and has been assigned by S&P its highest short-term rating,
      (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, (iii) an account or accounts, in a depository institution in which such accounts are insured by the BIF or the SAIF (to the limits established by the FDIC), the uninsured deposits in which accounts are either invested in Permitted Investments or are otherwise secured to the extent required by the Rating Agencies such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or of a trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder or (v) such account as will not cause either Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agencies.

           ERISA: The Employee Retirement Income Security Act of
      1974, as amended.

           ERISA-Restricted Certificate: Any Junior Certificate.

           Event of Default: An event described in Section 7.01.

           Excess Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction, or portion thereof, (i) occurring after the Bankruptcy Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount.

           Excess Fraud Loss: Any Fraud Loss, or portion thereof,
      (i) occurring after the Fraud Coverage Termination Date or
      (ii) if on such date, in excess of the then-applicable
      Fraud Loss Amount.

           Excess Loss: Any Excess Bankruptcy Loss, Excess Fraud
      Loss or Excess Special Hazard Loss.

           Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, (i) occurring after the Special Hazard
      Termination Date or (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount.

           FDIC: The Federal Deposit Insurance Corporation, or its successor in interest.

           FHLMC: The Federal Home Loan Mortgage Corporation or its successor in interest.

           Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

           Fitch: Fitch IBCA, Inc. and its successors.

           Fitch Formula Amount: As to each Anniversary
      Determination Date, the greater of (i) $50,000 and (ii) the product of (x) the greatest Assumed Monthly Payment Reduction for any Non-Primary Residence Loan whose original principal balance was 80% or greater of the Original Value thereof, (y) the weighted average remaining term to maturity (expressed in months) of all the Non-Primary Residence Loans remaining in the Mortgage Pool as of such Anniversary Determination Date, and (z) the sum of (A) one plus (B) the number of all remaining Non-Primary Residence Loans divided by the total number of Outstanding Mortgage Loans as of such Anniversary Determination Date.

           FNMA: The Federal National Mortgage Association or its successor in interest.

           Formula Amount: As to each Anniversary Determination Date, the greater of (i) $100,000 and (ii) the product of
      (x) 0.06% and (y) the Scheduled Principal Balance of each Mortgage Loan remaining in the Mortgage Pool whose original principal balance was 75% or greater of the Original Value thereof.

           Fraud Coverage Termination Date: The Distribution Date upon which the related Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Fraud Loss: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

           Fraud Loss Amount: As of any Distribution Date after the Cut-off Date, (x) prior to the first anniversary of the Cut-off Date, an amount equal to $3,509,145 minus the aggregate amount of Fraud Losses that would have been allocated to the Junior Certificates in accordance with
      Section 4.03 in the absence of the Loss Allocation Limitation since the Cut-off Date, and (y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1% (from the first to but excluding the third anniversaries of the Cut-off Date) or 0.5% (from and including the third to but excluding the fifth anniversaries of the Cut-off Date) of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. On or after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

           Group I Final Distribution Date: The Distribution Date on which the aggregate Certificate Principal Balance of the Group I Senior Certificates is reduced to zero.

           Group I Senior Certificate: Any Class A1, Class A2,
      Class A3, Class A4 or Class R Certificate.

           Group II Senior Certificate: Any Class A5 Certificate.

           Group II Senior Percentage: With respect to any Distribution Date, the percentage (carried to six decimal places) obtained by dividing (x) the aggregate Certificate Principal Balance of the Group II Senior Certificates immediately preceding such Distribution Date by (y) the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class PO Certificates) immediately preceding such Distribution Date.

           Group II Senior Distribution Percentage: 0% through the Distribution Date in October 2003; 30% thereafter through the Distribution Date in October 2004; 40% thereafter through the Distribution Date in October 2005; 60% thereafter through the Distribution Date in October 2006; 80% thereafter through the Distribution Date in October 2007; and 100% thereafter.

           Group II Senior Principal Distribution Amount: With respect to any Distribution Date, the product of (a) the Senior Optimal Principal Amount for such date, (b) the Group II Senior Percentage for such date and (c) the Group II Senior Distribution Percentage for such date; provided, however, that (i) on the Group I Final Distribution Date, the Group II Senior Principal Distribution Amount will be increased by any portion of the Senior Optimal Principal Amount remaining after distributions of principal have been made on the Group I Senior Certificates and (ii) following the Group I Final Distribution Date, the

      Group II Senior Principal Distribution Amount will equal the Senior Optimal Principal Amount.

           Initial Certificate Principal Balance: With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

           Initial LIBOR Rate: None.

           Insurance Proceeds: Proceeds paid pursuant to the Primary Insurance Policies, if any, and amounts paid by any insurer pursuant to any other insurance policy covering a Mortgage Loan.

           Insured Expenses: Expenses covered by the Primary
      Insurance Policies, if any, or any other insurance policy or policies applicable to the Mortgage Loans.

           Interest Accrual Period: With respect to any
      Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates) or Component, the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs.

           Interest Loss: (i) With respect to any Realized Loss, the excess of accrued and unpaid interest due on the related Mortgage Loan over the amount allocated to interest thereon in accordance with Section 3.08(d), and (ii) with respect to any Debt Service Reduction and any calendar month, the reduction in the amount of interest due on the related Mortgage Loan during such month as a result of the relevant bankruptcy proceeding.

           The amount of any Interest Loss described in clause
      (i) of the preceding paragraph will be allocated among the Base Servicing Fee, the Supplemental Servicing Fee and the Certificates in accordance with Section 3.08(d). The amount of any Interest Loss described in clause (ii) of the preceding paragraph will be allocated among the Base Servicing Fee, the Supplemental Servicing Fee and the Certificates in proportion to the amount of interest that would have been allocated to the Base Servicing Fee at the Base Servicing Fee Rate, the Supplemental Servicing Fee at the Supplemental Servicing Fee Rate and interest at the Remittance Rate, respectively, in the absence of the Debt Service Reduction.

           Interest Settlement Rate: With respect to any Interest Accrual Period, the rate (expressed as a percentage per annum) for one-month U.S. Dollar deposits reported by the BBA at 11:00 a.m. London time on the related LIBOR Determination Date and as it appears on the Designated Telerate Page.

           Interest Shortfall: With respect to any Distribution
      Date and each Mortgage Loan that during the related
      Prepayment Period was the subject of a Voluntary Principal
      Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                (A) partial principal prepayments: one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment;

                (B) principal prepayments in full received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off
           Date) but on or before the last day of the month preceding the month of such Distribution Date, the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment;

                (C) principal prepayments in full received by the Company (or of which the Company receives notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the fifteenth day of the month of such Distribution
           Date: none; and

                (D) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

           For purposes of the definitions of Net Interest Shortfall and Supplemental Servicing Fee, the amount of any Interest Shortfall shall be allocated between the Certificates and the Supplemental Servicing Fee in proportion to the amount of interest that would have been allocated to the Certificates (at the Remittance Rate) and the Supplemental Servicing Fee (at the Supplemental Servicing Fee Rate), respectively, in the absence of such Interest Shortfall.

           Junior Certificate: Any Class M or Class B
      Certificate.

           Junior Optimal Principal Amount: As to any
      Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate
      Certificate Principal Balance of the Junior Certificates immediately prior to such Distribution Date):

             (i) the Junior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (other than as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

             (ii) the Junior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, and 100% of any Senior Optimal Principal Amount not distributed to the Senior Certificates on such Distribution Date, together with the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

             (iii) the excess, if any, of (x) the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, over (y) the amount distributable pursuant to clause (iii) of the definition of Senior Optimal Principal Amount on such Distribution Date;

           (iv) the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal
      Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or
      3.16; and

           (v) the Junior Prepayment Percentage of the applicable
      Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

           For purposes of clause (ii) above, a Voluntary
      Principal Prepayment in full with respect to a Mortgage
      Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           After the Class Certificate Principal Balances of the
      Junior Certificates have been reduced to zero, the Junior
      Optimal Principal Amount shall be zero.

           Junior Percentage: As to any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

           Junior Prepayment Percentage: As to any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date, except that (i) after the aggregate Certificate Principal Balance of the Senior Certificates other than the Class PO Certificates has been reduced to zero, the Junior Prepayment Percentage shall be 100%, and (ii) after the Cross-Over Date, the Junior Prepayment Percentage shall be zero.

           Latest Possible Maturity Date: October 25, 2030.

           LIBOR: With respect to any Interest Accrual Period, the per annum rate determined, pursuant to Section 5.08, on the basis of the Interest Settlement Rate or as otherwise provided in such Section.

           LIBOR Certificate: None.

           LIBOR Determination Date: The second London Banking
      Day immediately preceding the commencement of each Interest
      Accrual Period for any LIBOR Certificates.

           Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Company has determined that all amounts which it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered, including any Mortgage Loan with respect to which the Company determines not to foreclose upon the related Mortgaged Property based on its belief that such Mortgaged Property may be contaminated with or affected by hazardous or toxic wastes, materials or substances.

           Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Company under any Primary Insurance Policy for reasons other than the Company's failure to comply with Section 3.05, such expenses including, without limitation, legal fees and expenses, and, regardless of when incurred, any unreimbursed amount expended by the Company pursuant to
      Section 3.03 or Section 3.06 respecting the related Mortgage Loan and any related and unreimbursed Property Protection Expenses.

           Liquidation Proceeds: Cash (other than Insurance
      Proceeds) received in connection with the liquidation of any defaulted Mortgage Loan whether through judicial foreclosure or otherwise.

           Loan-to-Value Ratio: With respect to each Mortgage
      Loan, the original principal amount of such Mortgage Loan, divided by the Original Value of the related Mortgaged
      Property.

           London Banking Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England.

           Loss Allocation Limitation: As defined in Section
      4.03(g).

           MLCC: Merrill Lynch Credit Corporation, or its successor in interest.

           Monthly Advance: With respect to any Distribution Date, the aggregate of the advances required to be made by the Company pursuant to Section 4.04(a) (or by the Trustee pursuant to Section 4.04(b)) on such Distribution Date, the amount of any such Monthly Advance being equal to (a) the aggregate of payments of principal and interest (adjusted to the related Remittance Rate) on the Mortgage Loans that were due on the related Due Date, without regard to any arrangements entered into by the Company with the related Mortgagors pursuant to Section 3.02(a)(ii), and delinquent as of the close of business on the Business Day next preceding the related Determination Date, less (b) the amount of any such payments which the Company or the Trustee, as applicable, in its reasonable judgment believes will not be ultimately recoverable by it either out of late payments by the Mortgagor, Net Liquidation Proceeds, Insurance Proceeds, REO

      Proceeds or otherwise. With respect to any Mortgage Loan, the portion of any such advance or advances made with respect thereto.

           Monthly Payment: The scheduled monthly payment on a Mortgage Loan for any month allocable to principal or interest on such Mortgage Loan.

           Moody's: Moody's Investors Service, Inc. and its successors.

           Mortgage: The mortgage or deed of trust creating a first lien on a fee simple interest or leasehold estate in real property securing a Mortgage Note.

           Mortgage 100SM Loan: A Mortgage Loan identified on
      Exhibit N hereof that has a Loan-to-Value Ratio at origination in excess of 80.00% and that is secured by Additional Collateral and does not have a Primary Insurance
      Policy.

           Mortgage File: The mortgage documents listed in
      Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

           Mortgage Loan Payment Record: The record maintained by the Company pursuant to Section 3.02(b).

           Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit C.

           Mortgage Loans: As of any date of determination, each of the mortgage loans identified on the Mortgage Loan Schedule (as amended pursuant to Section 2.03(b)) delivered and assigned to the Trustee pursuant to Section 2.01 or 2.03(b), and not theretofore released from the Trust Fund by the Trustee.

           Mortgage Note: With respect to any Mortgage Loan, the note or other evidence of indebtedness (which may consist of a Confirmatory Mortgage Note) evidencing the indebtedness of a Mortgagor under such Mortgage Loan.

           Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

           Mortgage Rate: The per annum rate of interest borne by a Mortgage Loan as set forth in the related Mortgage Note.

           Mortgaged Property: The underlying real property securing the Mortgage Loan, or with respect to a Cooperative Loan, the related Proprietary Lease and
      Cooperative Stock.

           Mortgagor: With respect to any Mortgage Loan, each obligor on the related Mortgage Note.

           Net Interest Shortfall: With respect to any
      Distribution Date, the excess, if any, of the aggregate Interest Shortfalls allocable to the Certificates (as determined in accordance with the definition of Interest Shortfall) for such Distribution Date over any Compensating Interest Payment for such date.

           Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, the sum of (i) any Liquidation Proceeds therefor less the related Liquidation Expenses, and (ii) any Insurance Proceeds therefor, other than any such Insurance Proceeds applied to the restoration of the related Mortgaged Property.

           Net Mortgage Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the applicable Base
      Servicing Fee Rate.

           Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

           Non-Credit Loss: Any Fraud Loss, Special Hazard Loss or Deficient Valuation.

           Non-Discount Mortgage Loan: Any Mortgage Loan with a
      Net Mortgage Rate greater than or equal to 6.50% per annum.

           Non-permitted Foreign Holder: As defined in Section
      5.02(b).

           Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.50%. As to any Non-Discount Mortgage Loan, 100%.

           Non-Primary Residence Loan: Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

           Nonrecoverable Advance: All or any portion of any Monthly Advance or Monthly Advances previously made by the Company (or the Trustee) which, in the reasonable judgment of the Company (or, as applicable, the Trustee) will not be ultimately recoverable from related Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Trustee and detailing the reasons for such determination.

           Non-U.S. Person: As defined in Section 4.02(c).

           Notional Certificate: None.

           Notional Component: None.

           Notional Component Balance: None.

           Notional Principal Balance: As to any Distribution
      Date and any Notional Certificate, such Notional
      Certificate's Percentage Interest of the aggregate Notional
      Principal Balance of the Notional Certificates of the same
      Class for such Distribution Date.

           Officer's Certificate: A certificate signed by the President, a Senior Vice President or a Vice President of the Company and delivered to the Trustee.

           Opinion of Counsel: A written opinion of counsel, who may be counsel for the Company; provided, however, that any Opinion of Counsel with respect to the interpretation or application of the REMIC Provisions or the status of an account as an Eligible Account shall be the opinion of independent counsel satisfactory to the Trustee.

           Original Subordinate Principal Balance: As set forth in the definition of Senior Prepayment Percentage.

           Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Company or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Company.

           Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Section 2.02, 2.03(a) or 3.16 or replaced pursuant to Section 2.03(b).

           Outstanding Non-Discount Mortgage Loan: Any
      Outstanding Mortgage Loan that is a Non-Discount Mortgage
      Loan.

           PAC Balance: As to any Distribution Date and any Class of PAC Certificates and any PAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

           PAC Certificate: None.

           PAC Component: None.

           Parent PowerSM Loan: A Mortgage Loan identified on
      Exhibit N hereto that has a Loan-to-Value Ratio at origination in excess of 80.00%, that is supported by Additional Collateral and does not have a Primary Insurance
      Policy.

           Pay-out Rate: With respect to any Class of Certificates (other than any Class of Principal Only Certificates) and any Distribution Date, the rate at which interest is distributed on such Class on such Distribution Date and which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate Principal Balance (or, in the case of the Notional Certificates, the Notional Principal Balance) of such Class immediately prior to such Distribution Date.

           Percentage Interest: With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the initial Notional Principal Balance) thereof divided by the aggregate Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the aggregate initial Notional Principal Balance) of all Certificates of the same Class.

           Permitted Investments: One or more of the following; provided, however, that no such Permitted Investment may mature later than the Business Day preceding the Distribution Date after such investment except as otherwise provided in Section 3.02(e) hereof, provided, further, that such investments qualify as "cash flow investments" as defined in section 860G(a)(6) of the Code:

           (i) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

           (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category;

           (iii) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

           (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency; and

           (v) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

           Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

           Person: Any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           Plan: Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

           Pledged Asset Loan-to-Value Ratio: With respect to any Pledged Asset Mortgage Loan, (i) the original loan amount less the portion of any required Additional Collateral which is covered by the Surety Bond, divided by (ii) the Original Value of the related Mortgaged Property.

           Pledged Asset Mortgage Loan: Each Mortgage 100SM Loan and Parent PowerSM Loan purchased from MLCC that is supported by Additional Collateral and identified on Exhibit N hereto.

           Pledged Asset Mortgage Servicing Agreement: The
      Amended and Restated Pledged Asset Mortgage Servicing
      Agreement, dated as of June 2, 1998 between MLCC and the Company.

           PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the excess of 6.50% over the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.50%. As to any Non-Discount Mortgage Loan, 0%.

           PO Principal Distribution Amount: As to any
      Distribution Date, an amount equal to the sum of the applicable PO Percentage of:

             (i) the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

           (ii) all principal prepayments in part received during the related Prepayment Period, together with the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

           (iii) the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

           (iv) the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each Mortgage Loan which was purchased on such Distribution Date pursuant to
      Section 2.02, 2.03(a) or 3.16; and

           (v) the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date; for purposes of this clause (v), the definition of "Substitution Amount" shall be modified to reduce the Scheduled Principal Balance of the Mortgage Loan that is substituted for by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date.

           For purposes of clause (ii) above, a Voluntary
      Principal Prepayment in full with respect to a Mortgage
      Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Pool Scheduled Principal Balance: With respect to any Distribution Date, the aggregate Scheduled Principal Balance of all the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month next preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-off Date; or, if so specified, such other date).

           Prepayment Assumption: The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month, increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of the Prepayment Assumption are calculated from this prepayment rate series.

           Prepayment Assumption Multiple: 295% of the Prepayment
      Assumption.

           Prepayment Distribution Trigger: As of any
      Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balance of such Class and each Class subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date, equals or exceeds (y) such percentage calculated as of the Closing Date.

           Prepayment Interest Excess: As to any Voluntary Principal Prepayment in full received from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid in respect of interest on such Principal Prepayment. For purposes of determining the amount of Prepayment Interest Excess for any month, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof. All Prepayment Interest Excess shall be retained by the Company, as servicer, as additional servicing compensation.

           Prepayment Period: With respect to any Distribution Date and any Voluntary Principal Prepayment in part or other Principal Prepayment other than a Voluntary Principal Prepayment in full, the calendar month preceding the month of such

      Distribution Date; with respect to any Distribution Date and any Voluntary Principal Prepayment in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and ending on the fifteenth day of the month in which such Distribution Date occurs.

           Primary Insurance Policy: The certificate of private mortgage insurance relating to a particular Mortgage Loan, or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. Each such policy covers defaults by the Mortgagor, which coverage shall equal the portion of the unpaid principal balance of the related Mortgage Loan that exceeds 75% (or such lesser coverage required or permitted by FNMA or FHLMC) of the Original Value of the underlying Mortgaged Property.

           Primary Servicer: Any servicer with which the Company has entered into a servicing agreement, as described in
      Section 3.01(f).

           Principal Balance Schedules: Any principal balance schedules attached hereto, if applicable, as Exhibit B, setting forth the PAC Balances of any PAC Certificates and PAC Components, the TAC Balances of any TAC Certificates and TAC Components, and the Scheduled Balances of any Scheduled Certificates and Scheduled Components.

           Principal Only Certificate: Any Class PO Certificate.

           Principal Only Component: None.

           Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (including, for this purpose, any refinancing permitted by Section 3.01 and any REO Proceeds treated as such pursuant to Section 3.08(b)) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest for any month subsequent to the month of prepayment.

           Private Placement Memorandum: The private placement memorandum relating to the Restricted Junior Certificates dated October 27, 1998.

           Prohibited Transaction Exemption: U.S. Department of
      Labor Prohibited Transaction Exemption 89-89, 54 Fed. Reg.
      42589, October 17, 1989.

           Property Protection Expenses: With respect to any Mortgage Loan, expenses paid or incurred by or for the account of the Company in accordance with the related Mortgage for (a) real estate property taxes and property repair, replacement, protection and preservation expenses and (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgage to the extent the Company is not reimbursed therefor pursuant to the Primary Insurance Policy, if any, or any other insurance policy with respect thereto.

           Proprietary Lease: With respect to a Cooperative Loan, the proprietary lease(s) or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

           Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased hereunder from the Trust Fund, an amount equal to 100% of the unpaid principal balance thereof plus interest thereon at the applicable Mortgage Rate from the date to which interest was last paid to the first day of the month in which such purchase price is to be distributed; provided, however, that if the Company is the servicer hereunder, such purchase price shall be net of unreimbursed Monthly Advances with respect to such Mortgage Loan, and the interest component of the Purchase Price may be computed on the basis of the Remittance Rate for such Mortgage Loan.

           QIB: A "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

           Rating Agency: Any statistical credit rating agency, or its successor, that rated any of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to the two highest long-term rating categories of a Rating Agency shall mean such ratings without any modifiers. As of the date of the initial issuance of the Certificates, the Rating Agencies are Fitch and S&P; except that for purposes of the Junior Certificates, other than the Class B5 Certificates, S&P shall be the sole Rating Agency. The Class B5 Certificates are issued without ratings.

           Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Liquidation Proceeds and Insurance Proceeds (as reduced by the related Liquidation Expenses).

           Record Date: The last Business Day of the month immediately preceding the month of the related Distribution
      Date.

           Reference Banks: As defined in Section 5.08.

           Relief Act: The Soldiers' and Sailors' Civil Relief
      Act of 1940, as amended.

           Relief Act Mortgage Loan: Any Mortgage Loan as to which the Monthly Payment thereof has been reduced due to the application of the Relief Act.

           REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

           REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of the Code, and related provisions, and U.S. Office of the Treasury temporary or final regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

           Remittance Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the sum of the applicable
      Base Servicing Fee Rate and the Supplemental Servicing Fee
      Rate.

           REO Mortgage Loan: Any Mortgage Loan which is not a
      Liquidated Mortgage Loan and as to which the related
      Mortgaged Property is held as part of the Trust Fund.

           REO Proceeds: Proceeds, net of any related expenses of the Company, received in respect of any REO Mortgage Loan
      (including, without limitation, proceeds from the rental of the related Mortgaged Property).

           Required Surety Payment: With respect to any Pledged Asset Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan which is covered by the Surety Bond over (b) the net proceeds realized by MLCC from the liquidation of the related Additional Collateral.

           Reserve Fund: None.

           Reserve Interest Rate: As defined in Section 5.08.

           Residual Certificate: Any Class R Certificate.

           Responsible Officer: When used with respect to the Trustee, any officer or assistant officer assigned to and working in the Corporate Trust Department of the Trustee and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

           Restricted Certificate: Any Restricted Junior
      Certificate or Class PO Certificate.

           Restricted Junior Certificate: Any Class B3, Class B4 or Class B5 Certificate.

           S&P: Standard & Poor's Ratings Services, a division of
      The McGraw-Hill Companies, Inc., and its successors.

           SAIF: The Savings Association Insurance Fund of the
      FDIC, or its successor in interest.

           Scheduled Balance: As to any Distribution Date and any
      Class of Scheduled Certificates and any Scheduled
      Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

           Scheduled Certificate: None.

           Scheduled Component: None.

           Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month next preceding the month of such Distribution Date (or, if so specified, such other date) as specified in the amortization schedule at the time relating to such Mortgage Loan (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Principal Prepayments, Deficient Valuations incurred subsequent to the Bankruptcy Coverage Termination Date, adjustments due to the application of the Relief Act and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor. As to any Mortgage Loan and the Cut-off Date, the "unpaid balance" thereof specified in the initial Mortgage Loan Schedule.

           Security Agreement: With respect to a Cooperative
      Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock and Proprietary Lease.

           Senior Certificate: Any Certificate other than a
      Junior Certificate.

           Senior Certificate Principal Balance: As of any
      Distribution Date, an amount equal to the sum of the Certificate Principal Balances of the Senior Certificates
      (other than any Class PO Certificates).

           Senior Optimal Principal Amount: As to any
      Distribution Date, an amount equal to the sum of:

             (i) the Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

           (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

           (iii) the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

           (iv) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal
      Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or
      3.16; and

           (v) the Senior Prepayment Percentage of the applicable
      Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

           For purposes of clause (ii) above, a Voluntary
      Principal Prepayment in full with respect to a Mortgage
      Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Senior Percentage: As to any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

           Senior Prepayment Percentage: For any Distribution
      Date occurring prior to the fifth anniversary of the first
      Distribution Date, 100%. For any Distribution Date occurring on or after the fifth anniversary of the first
      Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to October 2003 to and including the Distribution Date in October 2004, the Senior Percentage for such Distribution Date plus 70% of the Junior Percentage for such Distribution Date;

           (ii) for any Distribution Date subsequent to October 2004 to and including the Distribution Date in October 2005, the Senior Percentage for such Distribution Date plus 60% of the Junior Percentage for such Distribution Date;

           (iii) for any Distribution Date subsequent to October 2005 to and including the Distribution Date in October 2006, the Senior Percentage for such Distribution Date plus 40% of the Junior Percentage for such Distribution Date;

           (iv) for any Distribution Date subsequent to October 2006 to and including the Distribution Date in October 2007, the Senior Percentage for such Distribution Date plus 20% of the Junior Percentage for such Distribution Date; and

           (v) for any Distribution Date thereafter, the Senior
      Percentage for such Distribution Date.

           Notwithstanding the foregoing, if on any Distribution
      Date the Senior Percentage exceeds the Senior Percentage as of the Closing Date, the Senior Prepayment Percentage for such Distribution Date will equal 100%.

           In addition, notwithstanding the foregoing, no reduction of the Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

           Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the aggregate Class Certificate Principal Balance of the Junior Certificates as of the Closing Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including November 2003 and October 2004, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2004 and October 2005, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2005 and October 2006, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2006 and October 2007 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after November 2007; or

           Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2003 and October 2004, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2004 and October 2005, (c) 20% of the Original Subordinate

      Principal Balance if such Distribution Date occurs between and including November 2005 and October 2006, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2006 and October 2007, and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after November 2007.

           Servicer's Certificate: A certificate, completed by and executed on behalf of the Company by a Servicing Officer in accordance with Section 4.06, substantially in the form of Exhibit D hereto or in such other form as the Company and the Trustee shall agree.

           Servicing Fee: As to any Mortgage Loan and
      Distribution Date, the sum of (a) the Base Servicing Fee and (b) the Supplemental Servicing Fee.

           Servicing Officer: Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Company, as such list may from time to time be amended.

           Single Certificate: A Certificate with an Initial Certificate Principal Balance, or initial Notional Principal Balance, of $1,000 or, in the case of a Class of Certificates issued with an initial Class Certificate Principal Balance or initial Notional Principal Balance of less than $1,000, such lesser amount.

           Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06 and (b) any loss caused by or resulting from:

                (A) normal wear and tear;

                (B) conversion or other dishonest act on the part of the Trustee, the Company or any of their agents or employees; or

                (C) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

           or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06.

           Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $3,509,145 minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-off Date, the

      "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (x) the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Company and approved by each Rating Agency, which amount shall not be less than $500,000.

           Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

           Special Hazard Termination Date: The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Specified Component: None.

           Startup Day: As defined in Section 2.05(b).

           Subordinate Certificates: As to any date of determination, first, the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; second, the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; third, the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fourth, the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fifth, the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and sixth, the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero.

           Subordinate Certificate Writedown Amount: As to any Distribution Date, first, any amount distributed to the Class PO Certificates on such Distribution Date pursuant to
      Section 4.01(a)(iv) and second, after giving effect to the application of clause first above, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds
      (ii) the Pool Scheduled Principal Balance on the first day of the month of such Distribution Date less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date.

           Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(b), the excess of (x) the Scheduled Principal Balance of the Mortgage Loan that is substituted for, over (y) the Scheduled Principal Balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

           Supplemental Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of
      (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Supplemental Servicing Fee Rate for such Mortgage Loan. The Supplemental Servicing Fee for any Distribution Date shall be reduced by its allocable share of Interest Shortfalls (as provided in the definition thereof) and any Interest Losses (in accordance with Section 3.08(d)).

           Supplemental Servicing Fee Rate: As to any Mortgage
      Loan and Distribution Date, a fixed rate per annum equal to the excess, if any, of the Net Mortgage Rate thereof over 6.50%.

           Surety: Ambac Assurance Corporation, or its successors in interest.

           Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996, issued by the Surety for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Limited Purpose Surety Bond covers any Pledged Asset Mortgage Loans.

           TAC Balance: As to any Distribution Date and any Class of TAC Certificates and any TAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules attached as Exhibit B hereto.

           TAC Certificates: None.

           TAC Component: None.

           Trigger Event: Any one or more of the following: (i) if the Company is not a wholly-owned direct or indirect subsidiary of General Electric Company or if General Electric Capital Corporation shall not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of the Company, (ii) if the long-term senior unsecured rating of General Electric Capital Corporation is downgraded or withdrawn by Fitch or S&P below their two highest rating categories, (iii) if General Electric Capital Corporation is no longer obligated pursuant to the terms of the support agreement, dated as of October 1, 1990, between General Electric Capital Corporation and the Company, to maintain the Company's net worth or liquidity (as such terms are defined therein) at the levels specified therein, or if such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable and (iv) if such support agreement, including any amendment thereto, is amended or modified.

           Trust Fund: The corpus of the trust created by this Agreement evidenced by the Certificates and consisting of:

           (i) the Mortgage Loans;

           (ii) all payments on or collections in respect of such Mortgage Loans, except as otherwise described in the first paragraph of Section 2.01, including the proceeds from the liquidation of any Additional Collateral for any Pledged Asset Mortgage Loan;

           (iii) the obligation of the Company to deposit in the Certificate Account the amounts required by Sections 3.02(d), 3.02(e) and 4.04(a), and the obligation of the Trustee to deposit in the Certificate Account any amount required pursuant to Section 4.04(b);

           (iv) the obligation of the Company to purchase or replace any Defective Mortgage Loan pursuant to Section
      2.02 or 2.03;

           (v) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any REO Mortgage Loan;

           (vi) the proceeds of the Primary Insurance Policies, if any, and the hazard insurance policies required by
      Section 3.06, in each case, in respect of the Mortgage Loans, and the Company's interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01;

           (vii) the Certificate Account established pursuant to
      Section 3.02(d);

           (viii) the Eligible Account or Accounts, if any, established pursuant to Section 3.02(e);

           (ix) any collateral funds established to secure the obligations of the Holder of the Class B4 and Class B5 Certificates, respectively, under any agreements entered into between such holder and the Company pursuant to
      Section 3.08(e) (which collateral funds will not constitute a part of any REMIC established hereunder); and

           (x) all rights of the Company as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged Asset Mortgage Loan.

           Trustee: The institution executing this Agreement as Trustee, or its successor in interest, or if any successor trustee is appointed as herein provided, then such successor trustee so appointed.

           Unanticipated Recovery: As defined in Section 4.01(f) herein.

           Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to
      Section 3.06.

           Unpaid Class Interest Shortfall: As to any
      Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class consisting of Specified Components) or any Specified Component (other than any Principal Only Component), the amount, if any, by which the aggregate of the Class Interest Shortfalls for such Class or in respect of such Specified Component for prior Distribution Dates is in excess of the aggregate amounts distributed on prior Distribution Dates to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates, or to the Component Principal Balance of any Accrual Component constituting a Specified Component) pursuant to Section 4.01(a)(ii), in the case of the Senior Certificates (other than any Class of Principal Only Certificates) and any Specified Component thereof (other than any Principal Only Component), Section 4.01(a)(vi), in the case of the Class M Certificates, Section 4.01(a)(ix), in the case of the Class B1 Certificates, Section 4.01(a)(xii), in the case of the Class B2 Certificates, Section 4.01(a)(xv), in the case of the Class B3 Certificates, Section 4.01(a)(xviii), in the case of the Class B4 Certificates, and Section 4.01(a)(xxi), in the case of the Class B5 Certificates. As to any Class of Certificates consisting of Specified Components and any Distribution Date, the sum of the Unpaid Class Interest Shortfalls for the Specified Components thereof on such date.

           Voluntary Principal Prepayment: With respect to any
      Distribution Date, any prepayment of principal received from the related Mortgagor on a Mortgage Loan.

           Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of Section 10.01. Voting Rights shall be allocated among the Classes (and among the Certificates within each Class of Certificates) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances or Notional Principal Balances), as the case may be.

                           ARTICLE II

 CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01. Conveyance of Mortgage Loans. (a) The Company, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date).

           In addition, with respect to any Pledged Asset Mortgage Loan, the Company does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) (i) its rights as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged Asset Mortgage Loan,
(ii) its security interest in and to any Additional Collateral,
(iii) its right to receive payments in respect of any Pledged Asset Mortgage Loan pursuant to the Pledged Asset Mortgage Servicing Agreement, and (iv) its rights as beneficiary under the Surety Bond in respect of any Pledged Asset Mortgage Loan.

     (b) In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the following documents or instruments with respect to:

           (1) Each Mortgage Loan (other than any Cooperative
      Loan or Designated Loan) so transferred and assigned:

                (i) The Mortgage Note, endorsed without recourse in blank by the Company, including all intervening endorsements showing a complete chain of endorsement from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

                (ii) Any assumption and modification agreement;

                (iii) An assignment in recordable form (which may be included in a blanket assignment or assignments) of the Mortgage to the Trustee; and

           (2) Each Cooperative Loan (other than a Designated
      Loan) so transferred and assigned:

                (i) The Mortgage Note, endorsed without recourse in blank by the Company and showing an unbroken chain of endorsements from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

                (ii) A counterpart of the Proprietary Lease and the Assignment of Proprietary Lease executed in blank or to the originator of the Cooperative Loan;

                (iii) The related Cooperative Stock Certificate, together with an undated stock power (or other similar instrument) executed in blank;

                (iv) A counterpart of the recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                (v) The Security Agreement;

                (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator in the Cooperative Stock and the Proprietary Lease;

                (vii) If applicable, copies of the UCC-3 assignments of the security interest described in clause (vi) above, sent to the appropriate public office for filing, showing an unbroken chain of title from the originator to the Company, evidencing the security interest of the originator in the Cooperative Stock and the Proprietary Lease;

                (viii) An executed assignment (which may be a blanket assignment for all Cooperative Loans) of the interest of the Company in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement described in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee; and

                (ix) A UCC-3 assignment from the Company to the Trustee of the security interest described in clause
           (vi) above, in form suitable for filing, otherwise complete except for filing information regarding the original UCC-1 if unavailable (which may be included in a blanket assignment to the Trustee).

           In instances where a completed assignment of the Mortgage in recordable form cannot be delivered by the Company to the Trustee in accordance with Section 2.01(b)(1)(iii) prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording of the Mortgage, the Company may, in lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in such form, otherwise complete except for recording information.

           (3) With respect to each Designated Loan, the Company does hereby deliver to the Trustee the Designated Loan
      Closing Documents.

      (c) In connection with each Mortgage Loan transferred and assigned to the Trustee, the Company shall deliver to the Trustee the following documents or instruments as promptly as practicable, but in any event within 30 days, after receipt by the Company of all such documents and instruments for all of the outstanding Mortgage Loans:

                (i) the Mortgage with evidence of recording indicated thereon (other than with respect to a Cooperative Loan);

                (ii) a copy of the title insurance policy (other than with respect to a Cooperative Loan);

                (iii) with respect to any Mortgage that has been assigned to the Company, the related recorded intervening assignment or assignments of Mortgage, showing a complete chain of assignment from the originator to the Company (other than with respect to a Cooperative Loan); and

                (iv) with respect to any Cooperative Loan that has been assigned to the Company, the related filed intervening UCC-3 financing statements (not previously delivered pursuant to Section 2.01(b)(2)(vii)), showing a complete chain of assignment from the named originator to the Company.

Pending such delivery, the Company shall retain in its files (a) copies of the documents described in clauses (i) and (iii) of the preceding sentence, without evidence of recording thereon, and
(b) title insurance binders with respect to the Mortgage Loans (other than with respect to a

Cooperative Loan). The Company shall also retain in its files evidence of any primary mortgage insurance relating to the Mortgage Loans during the period when the related insurance is in force. Such evidence shall consist, for each Mortgage Loan, of a certificate of private mortgage insurance relating to such Mortgage Loan or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. (The copies of the Mortgage, intervening assignments of Mortgage, if any, title insurance binder and the Primary Insurance Policy, if any, described in the second and third preceding sentences are collectively referred to herein as the "Document File" with respect to each Mortgage Loan.) The Company shall advise the Trustee in writing if such delivery to the Trustee shall not have occurred on or before the first anniversary of the Closing Date. The Company shall promptly furnish to the Trustee the documents included in the Document Files (other than any such documents previously delivered to the Trustee as originals or copies) either (a) upon the written request of the Trustee or (b) when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event. The Trustee shall have no obligation to request delivery of the Document Files unless a Responsible Officer of the Trustee has actual notice or knowledge of the occurrence of a Trigger Event.

           In the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the date of execution and delivery of this Agreement, the Company, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

     (d) The Company shall not be required to record the assignments of the Mortgages referred to in Section 2.01(b)(1)(iii) or file the UCC-3 assignments referred to in
Section 2.01(b)(2)(ix) to the Trustee unless the Company or the Trustee obtains actual notice or knowledge of the occurrence of any Trigger Event; provided, however, that such recording or filing shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to reduce or withdraw its then current ratings of the Certificates. The party obtaining actual notice or knowledge of any of such events shall give the other party prompt written notice thereof. For purposes of the foregoing (as well as for purposes of determining whether the Company shall be required to deliver the Document Files to the Trustee following the occurrence of a Trigger Event), the Company shall be deemed to have knowledge of any such downgrading referred to in the definition of Trigger Event if, in the exercise of reasonable diligence, the Company has or should have had knowledge thereof. As promptly as practicable subsequent to the Company's delivery or receipt of such written notice, as the case may be, the Company shall insert the recording or filing information in the assignments of the Mortgages or UCC-3 assignments to the Trustee and shall cause the same to be recorded or filed, at the Company's expense, in the appropriate public office for real property records or UCC financing statements, except that the Company need not cause to be so completed and recorded any assignment of mortgage which relates to a Mortgage Loan secured by property in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel reasonably satisfactory to the Trustee and satisfactory to each Rating Agency (as evidenced in writing), recordation of such assignment is not necessary to protect the Trustee against discharge of such Mortgage Loan by the Company or any valid assertion that any Person other than the Trustee has title to or any rights in such Mortgage Loan.

In the event that the Company fails or refuses to record or file the assignment of Mortgages or UCC-3 financing statement in the circumstances provided above, the Trustee shall record or cause to be recorded or filed such assignment or UCC-3 financing statement at the expense of the Company. In connection with any such recording or filing, the Company shall furnish such documents as may be reasonably necessary to accomplish such recording or filing. Notwithstanding the foregoing, at any time the Company may record or file, or cause to be recorded or filed, the assignments of Mortgages or UCC-3 financing statement at the expense of the Company.

      Section 2.02. Acceptance by Trustee. Subject to the examination hereinafter provided, the Trustee acknowledges receipt of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in
Section 2.01(c)(iv)), and the Designated Loan Closing Documents, if any, delivered pursuant to Section 2.01, and declares that the Trustee holds and will hold such documents and each other document delivered to it pursuant to Section 2.01 in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File within 45 days after (i) the execution and delivery of this Agreement, in the case of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in Section 2.01(c)(iv)), and the Designated Loan Closing Documents, if any, (ii) delivery to the Trustee after the Closing Date of the Mortgage Notes and the assumption and modification agreements, if any, with respect to each Designated Loan, and (iii) delivery of the recorded Mortgages, title insurance policies, recorded intervening assignments of Mortgage, if any, and filed intervening UC 3 financing statements, if any, with respect to any Cooperative Loan to ascertain that all required documents set forth in Section 2.01 have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit C hereto. In performing such examination, the Trustee may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the Trustee's examination of the Mortgage Files is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in Exhibit C to this Agreement. If in the course of such review the Trustee finds (1) that any document required to be delivered as aforesaid has not been delivered, or (2) any such document has been mutilated, defaced or physically altered without the borrower's authorization or approval, or (3) based upon its examination of such documents, the information with respect to any Mortgage Loan set forth on Exhibit C is not accurate, the Trustee shall promptly so notify the Company in writing, which shall have a period of 60 days after receipt of such notice to correct or cure any such defect. The Company hereby covenants and agrees that, if any such material defect cannot be corrected or cured, the Company will on a Distribution Date which is not later than the first Distribution Date which is more than ten days after the end of such 60-day period repurchase the related Mortgage Loan from the Trustee at the Purchase Price therefor or replace such Mortgage Loan pursuant to Section 2.03(b); provided, however, that if the defect (or breach pursuant to Section 2.03(a)) is one that, had it been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be repurchased or replaced, on a Distribution Date which falls within 90 days of the date of discovery of such defect or breach. The Purchase Price for the repurchased Mortgage Loan, or any amount required in respect of a substitution pursuant to Section 2.03(b), shall be deposited by the Company in the Certificate Account pursuant to Section 3.02(d) on the Business Day prior to the applicable Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Company the related Mortgage File and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders.

           Upon receipt by the Trustee of the Mortgage Note with respect to a Designated Loan that is not defective in accordance with the fifth sentence of the preceding paragraph, the related Lost Note Affidavit delivered pursuant to Section 2.01 shall be void and the Trustee shall return it to the Company.

      Section 2.03. Representations and Warranties of the
Company; Mortgage Loan Repurchase. (a) The Company hereby represents and warrants to the Trustee that:

                (i) The information set forth in Exhibit C hereto was true and correct in all material respects at the date or dates respecting which such information is furnished;

                (ii) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Company and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                (iii) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Mortgage Loan and all action had been taken to obtain good record title to each related Mortgage. Each Mortgage Loan has been transferred free and clear of any liens, claims and encumbrances;

                (iv) As of the date of the initial issuance of the Certificates, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due and none of the Mortgage Loans have been past due 30 or more days more than once during the preceding 12 months;

                (v) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (x) below;

                (vi) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, there is no delinquent tax or assessment lien against the property subject to any Mortgage;

                (vii) As of the date of the initial issuance of the Certificates, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

                (viii) As of the date of the initial issuance of the Certificates, the physical property subject to any Mortgage (or, in the case of a Cooperative Loan, the related Cooperative Apartment) is free of material damage and is in good repair;

                (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

                (x) Other than with respect to Cooperative Loans, a lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant jurisdiction therefor was issued on the date of the origination of each Mortgage Loan and each such policy or binder is valid and remains in full force and effect;

                (xi) None of the Mortgage Loans constitute
           Pledged Asset Mortgage Loans. The Loan-to-Value Ratio of each Mortgage Loan was not more than 95%. As of the Cut-off Date, no more than 12.00% of the Mortgage Loans by Scheduled Principal Balance had Loan-to-Value Ratios of more than 80% and each such Mortgage Loan is covered by a Primary Insurance Policy so long as its then outstanding principal amount exceeds 80% of the greater of (a) the Original Value and (b) the then current value of the related Mortgaged Property as evidenced by an appraisal thereof satisfactory to the Company. Each Primary Insurance Policy is issued by a private mortgage insurer acceptable to FNMA or FHLMC;

                (xii) Each Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, over an original term of not more than thirty years. The Mortgage Rate of each Mortgage Note of the related Mortgage Loan was not less than 6.500% per annum and not greater than 10.125% per annum. The Mortgage Rate of each Mortgage Note is fixed for the life of the related Mortgage Loan;

                (xiii) Other than with respect to Cooperative Loans, the improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage and conforming to the requirements of Section 3.06 hereof. As of the date of initial issuance of the Certificates, all such insurance policies are in full force and effect;

                (xiv) As of the Cut-off Date, (i) no more than 8.0% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $500,000 and up to and including $750,000; (ii) no more than 2.0% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $750,000 and up to and including $1,000,000; and (iii) no more than 0.50% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $1,000,000;

                (xv) As of the Cut-off Date, no more than 1.00% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties located in any one postal zip code area;

                (xvi) As of the Cut-off Date, at least 98.25% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties determined by the Company to be the primary residence of the Mortgagor. The basis for such determination is the making of a representation by the Mortgagor at origination that he or she intends to occupy the underlying property;

                (xvii) As of the Cut-off Date, at least 91.00% of the Mortgage Loans by Scheduled Principal Balance are secured by one-family detached residences;

                (xviii) As of the Cut-off Date, no more than 4.75% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums and, as of the Cut-off Date, no more than 1.75% of the Mortgage Loans by Scheduled Principal Balance are secured by two- to four-family residential properties. As to each condominium or related Mortgage Loan, (a) the related condominium is in a project that is on the FNMA or FHLMC approved list, (b) the related condominium is in a project that, upon submission of appropriate application, could be so approved by either FNMA or FHLMC, (c) the related Mortgage Loan meets the requirements for purchase by FNMA or FHLMC, (d) the related Mortgage Loan is of the type that could be approved for purchase by FNMA or FHLMC but for the principal balance of the related Mortgage Loan or the pre-sale requirements or (e) the related Mortgage Loan has been approved by a nationally recognized mortgage pool insurance company for coverage under a mortgage pool insurance policy issued by such insurer. As of the Cut-off Date, no more than 0.50% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums located in any one postal zip code area;

                (xix) Other than with respect to Cooperative
           Loans, no Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property and each Mortgagor holds fee title to the related Mortgaged Property;

                (xx) As of the Cut-off Date, none of the Mortgage Loans constituted Buydown Mortgage Loans. The maximum Buydown Period for any Buydown Mortgage Loan is three years, and the maximum difference between the stated Mortgage Rate of any Buydown Mortgage Loan and the rate paid by the related Mortgagor is three percentage points. The portion of the interest rate paid by the related Mortgagor will not increase by more than one percentage point for each six-month period.

                (xxi) The original principal balances of the Mortgage Loans range from $77,200 to $1,100,000;

                (xxii) As of the Cut-off Date, no more than 1.25% of the Mortgage Loans by Scheduled Principal Balance are secured by second homes and no more than 0.75% of the Mortgage Loans by Scheduled Principal Balance are secured by investor-owned properties;

                (xxiii) All appraisals have been prepared substantially in accordance with the description contained under the caption "The Trust Fund - The Mortgage Loans" in the Company's prospectus dated October 22, 1998 accompanying the prospectus supplement dated October 27, 1998, pursuant to which certain Classes were publicly offered;

                (xxiv) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans made in any disclosure document delivered to prospective investors in the Certificates, have been utilized in selecting the Mortgage Loans from the Company's portfolio which would be adverse to the interests of the Certificateholders;

                (xxv) Other than with respect to Cooperative
           Loans, to the best of the Company's knowledge, at origination no improvement located on or being part of a Mortgaged Property was in violation of any applicable zoning and subdivision laws and ordinances;

                (xxvi) None of the Mortgage Loans is a temporary construction loan. With respect to any Mortgaged Property which constitutes new construction, the related construction has been completed substantially in accordance with the specifications therefor and any incomplete aspect of such construction shall not be material or interfere with the habitability or legal occupancy of the Mortgaged Property. Mortgage Loan amounts sufficient to effect any such completion are in escrow for release upon or in connection with such completion or a performance bond or completion bond is in place to provide funds for this purpose and such completion shall be accomplished within 120 days after weather conditions permit the commencement thereof;

                (xxvii) As of the Closing Date, each Mortgage
           Loan is a "qualified mortgage" as defined in Section
           860G(a)(3) of the Code;

                (xxviii) As of the Closing Date, the Company possesses the Document File with respect to each Mortgage Loan, and, other than with respect to Cooperative Loans, the related Mortgages and intervening assignment or assignments of Mortgages, if any, have been delivered to a title insurance company for recording;

                (xxix) As of the Cut-Off Date, no more than 0.75% of the Mortgage Loans, by Scheduled Principal Balance, are Cooperative Loans. With respect to each Cooperative Loan:

                     (A) The Security Agreement creates a first
                lien in the stock ownership and leasehold rights associated with the related Cooperative
                Apartment;

                     (B) The lien created by the related Security
                Agreement is a valid, enforceable and subsisting first priority security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and
                (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the Cooperative Stock relating to such Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative which individually or in the aggregate do not have a material adverse effect on such Cooperative Loan), which have priority over the Trustee's security interest in such Cooperative Stock;

                     (C) The Cooperative Stock that is pledged as
                security for the Mortgage Loan is held by a person as a "tenant-stockholder" within the meaning of section 216 of the Code, the related Cooperative that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of section 216 of the Code, and such Cooperative is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property; and

                     (D) There is no prohibition against pledging
                the Cooperative Stock or assigning the
                Proprietary Lease; and

                (xxx) With respect to each Mortgage Loan identified on Exhibit C as having been originated or acquired under the Company's Enhanced Streamlined Refinance program, the value of the related Mortgaged Property, as of the date of such origination or acquisition under the Company's Enhanced Streamlined Refinance program, is no less than the value thereof established at the time the mortgage loan that is the subject of the refinancing was originated.

           It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by either the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Subject to the following sentence, within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Company shall cure such breach in all material respects or shall repurchase such Mortgage Loan from the Trustee or replace such Mortgage Loan pursuant to Section 2.03(b). Any such repurchase by the Company shall be accomplished in the manner set forth in Section 2.02, subject to the proviso of the third-to-last sentence thereof, and at the Purchase Price. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders and such obligation of the Company to repurchase or replace any such Mortgage Loan shall not be assumed by any Person which may succeed the Company as servicer hereunder, but shall continue as an obligation of the Company. Notwithstanding the preceding sentence, if a breach of the representation and warranty of the Company contained in
Section 2.03(a)(ix) occurs as a result of a violation of the federal Truth in Lending Act, 15 U.S.C. ss. 1601 et seq., as amended ("TILA") or any state truth-in lending or similar statute, and the Trustee or the Trust Fund is named as a defendant in a TILA suit or a suit under any such statutes in respect of such violation and liability in respect thereof is imposed upon the Trustee or the Trust Fund as assignees of the related Mortgage Loan pursuant to Section 1641 of TILA, or any analogous provision of any such statute, the Company shall indemnify the Trustee and the Trust Fund from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) to which the Trustee and the Trust Fund, or either of them, become subject pursuant to TILA or any such statute, insofar as such losses, damages, claims or expenses (including reasonable attorneys' fees) result from such violation. The Company's obligations under the preceding sentence shall not impair or derogate from the Company's obligations to the Trustee under
Section 8.05.

     (b) If the Company is required to repurchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a), the Company may, at its option, within the applicable time period specified in such respective Sections, remove such Defective Mortgage Loan from the terms of this

Agreement and substitute one or more other mortgage loans for such Defective Mortgage Loan, in lieu of repurchasing such Defective Mortgage Loan, provided that no such substitution shall occur more than two years after the Closing Date. Any substitute Mortgage Loan shall (a) have a Scheduled Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Scheduled Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Remittance Rate, to be deposited by the Company in the Certificate Account pursuant to
Section 2.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Defective Mortgage Loan, (e) be, in the reasonable determination of the Company, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Company, in compliance with the representations and warranties contained in Section 2.03(a) as of the date of substitution.

           The Company shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Defective Mortgage Loan and the substitution of a substitute Mortgage Loan therefor. Upon such amendment the Company shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 2.03(a) as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 2.03(a). Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 2.03(b) (other than the two-year period specified in the first sentence of the preceding paragraph of this Section 2.03(b)), such time shall be measured from the date of the applicable substitution.

      Section 2.04. Execution of Certificates. The Trustee has caused to be executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

      Section 2.05. Designations under the REMIC Provisions. (a)
The Company hereby designates the Classes of Certificates identified in Section 5.01(b), other than the Residual
Certificates, as "regular interests," and the Class R Certificate as the single class of "residual interest," in the REMIC established hereunder for purposes of the REMIC Provisions.

     (b) The Closing Date will be the "Startup Day" for the REMIC established hereunder for purposes of the REMIC Provisions.

     (c) The "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a

Class R Certificate, or (ii) in any other case, the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions.

      (d) The "latest possible maturity date" of the regular interests in the REMIC established hereunder is the Latest
Possible Maturity Date for purposes of section 860G(a)(1) of the Code.

      (e) In the event that the Servicing Fee exceeds the amount reasonable for such services (within the meaning of Treasury Regulation 1.860D-1(b)(1)(ii)), the portion or portions of such fee that can be measured as a fixed number of basis points on some or all of the Mortgage Loans and can be treated as one or more stripped coupons within the meaning of Treasury Regulation 1.860D-1(b)(2)(iii) shall be treated as such stripped coupons and shall not be treated as a REMIC asset.


                           ARTICLE III

          ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 3.01. Company to Act as Servicer. (a) It is intended that the REMIC established hereunder shall constitute, and that the affairs of the REMIC shall be conducted so as to qualify the Trust Fund (other than any collateral fund established under the agreement referred to in Section 3.08(e)), as a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall act as agent (and the Company is hereby appointed to act as agent) on behalf of the Trust Fund and the Holders of the Residual Certificates and that in such capacity it shall:

                (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

                (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto

           (and the Company shall act as the representative of the REMIC established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code;

                (iii) make or cause to be made an election, on behalf of the REMIC established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with
           Section 2.05(a) hereof on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law);

                (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption Multiple;

                (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

                (vi) use its best reasonable efforts to conduct the affairs of the REMIC established hereunder at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

                (vii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC or that would subject the Trust Fund to tax;

                (viii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of section 860D(a)(2) of the Code other than the interests represented by the Classes of Certificates identified in Section 5.01(b);

                (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless the Company shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject the Trust Fund to tax, or (c) cause the REMIC established hereunder to fail to qualify as a REMIC;

                (x) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC
           Provisions to be held by a REMIC;

                (xi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

                (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

                (xiii) maintain such records relating to the REMIC established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

           The Company shall be entitled to be reimbursed pursuant to Section 3.04 for any federal income taxes paid by it pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company in the performance of its obligations hereunder. With respect to any reimbursement of prohibited transaction taxes, the Company shall inform the Trustee of the circumstances under which such taxes were incurred.

     (b) The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, or file, as appropriate, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all continuation statements, termination statements, instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. Without limitation of the foregoing, if the Company in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, the Company, as servicer hereunder, may execute an instrument of assignment in customary form to the Company in its individual capacity. In connection with any such refinancing, the Trustee shall, upon certification of a Servicing Officer to the effect that an amount equal to the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the applicable Remittance Rate to the date of such certification has been credited to the Mortgage Loan Payment Record, release the related

Mortgage File to the Company whereupon the Company may cancel the related Mortgage Note. Upon request by the Company after the execution and delivery of this Agreement, the Trustee shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties hereunder. Except as otherwise provided herein, the Company shall maintain servicing standards substantially equivalent to those required for approval by FNMA or FHLMC. The Company shall not agree to any modification of the material terms of any Mortgage Loan except as provided in the second sentence of Section 3.02(a) and in Section 3.07. The Company shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release.

      (c) [Intentionally Omitted.]

      (d) The relationship of the Company (and of any successor to the Company as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      (e) All costs incurred by the Company in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by the Company to the extent permitted by
Section 3.04. The Company shall collect such amounts from the Mortgagor and shall credit the Mortgage Loan Payment Record accordingly.

     (f) If the Company enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Company shall perform master servicing with respect thereto, the Company shall not be released from its obligations to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Company shall be obligated to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Company and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Company has been removed as the servicer hereunder pursuant to Section
6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to Section 7.02 shall succeed to all of the Company's rights and interests (but not to any obligations or liabilities of the Company arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under Section 7.02.

      (g) In no event shall any collateral fund established under the agreement referred to in Section 3.08(e) constitute an asset of any REMIC established hereunder.

      Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Record; Certificate Account. (a) The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, arrange at any time prior to foreclosure with a Mortgagor a schedule for the payment of due and unpaid principal and interest for a period extending not longer than two years after the date that such schedule is arranged. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of the Company's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made pursuant to the original amortization schedule applicable to such Mortgage Loan.

      (b) The Company shall establish and maintain a Mortgage
Loan Payment Record in which the following payments on and collections in respect of each Mortgage Loan shall as promptly as practicable be credited by the Company for the account of the Holders of the Certificates:

                (i) All payments on account of principal, including Principal Prepayments (other than (A) payments of principal due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date, (B) in the case of a substitute Mortgage Loan, payments of principal due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and all Principal Prepayments received before the first day of the month of substitution, and (C) in the case of a replaced Mortgage Loan, payments of principal due and payable on such Mortgage Loan after the Determination Date in the month of substitution, and all Principal Prepayments received in the month of substitution);

                (ii) All payments (other than (A) those due and payable on or before the Cut-off Date, (B) in the case of a substitute Mortgage Loan, those due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and (C) in the case of a replaced Mortgage Loan, those due and payable on such Mortgage Loan after the Determination Date in the month of substitution) on account of interest at the applicable Remittance Rate on the Mortgage Loan received from the related Mortgagor, including any Buydown Funds applied with respect to interest at the applicable Remittance Rate on any Buydown Mortgage Loan;

                (iii) All Liquidation Proceeds received by the Company with respect to such Mortgage Loan and the Purchase Price for any Mortgage Loan purchased by the Company pursuant to Sections 2.02, 2.03 and 3.16 (including any amounts received in respect of a substitution of a Mortgage Loan);

                (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Company pursuant to the last sentence of Section 3.06) received by the Company for the benefit of the Trust Fund, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released, or to be released, to the related Mortgagor in accordance with the normal servicing procedures of the Company;

                (v) All REO Proceeds;

                (vi) All Unanticipated Recoveries; and

                (vii) All amounts received by the Company with respect to any Pledged Asset Mortgage Loan pursuant to the liquidation of any Additional Collateral or pursuant to any recovery under the Surety Bond in accordance with Section 4.09.

           The foregoing requirements respecting credits to the Mortgage Loan Payment Record are exclusive, it being understood that, without limiting the generality of the foregoing, the Company need not enter in the Mortgage Loan Payment Record collections, Liquidation Proceeds or Insurance Proceeds in respect of Mortgage Loans which have been previously released from the terms of this Agreement, amounts representing fees or late charge penalties payable by Mortgagors, or amounts received by the Company for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

      (c) Subject to subsection (e) below, until the Business Day prior to each Distribution Date on which amounts are required to be transferred to the Certificate Account pursuant to subsection
(d) of this Section 3.02, the Company may retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any gain or investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. To the extent that the Company realizes any net loss on any such investments, the Company shall deposit in the Certificate Account an amount equal to such net loss at the time the Company is required to deposit amounts in the Certificate Account pursuant to subsection (d) of this section 3.02. Any such deposit shall not increase the Company's obligation under said subsection (d).

      (d) The Trustee shall establish and maintain with the Trustee in its corporate trust department a single separate trust account designated in the name of the Trustee for the benefit of the Holders of the Certificates issued hereunder (the "Certificate Account") into which the Company shall transfer, not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, an amount in next day funds equal to the sum of Available Funds for such Distribution Date and any Unanticipated Recoveries received in the calendar month preceding the month of such Distribution Date. If the Trustee does not receive such transfer by 2:00 p.m. on such Business Day, it shall give the Company written notice thereof.

      (e) If the Company or a Responsible Officer of the Trustee obtains actual notice of or knowledge of the occurrence of either
(x) any Trigger Event or (y) the downgrade by S&P of General Electric Capital Corporation's short-term senior unsecured debt rating below A-1+ then, notwithstanding subsection (c) above, the Company shall promptly establish, and thereafter maintain, one or more Eligible Accounts in the name of the Trustee and bearing a designation indicating that amounts therein are held for the benefit of the Trustee and the Certificateholders, into which the Company and any Primary Servicer shall deposit within two Business Days after receipt, all amounts otherwise required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b); provided, however, that such action shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates. All amounts so deposited shall be held in trust for the benefit of Certificateholders. Amounts so deposited may be invested at the written instruction of the Company in Permitted Investments in the name of the Trustee maturing no later than the Business Day preceding the Distribution Date following the date of such investment; provided, however, that any such Permitted Investment which is an obligation of State Street Bank and Trust Company, in its individual capacity and not in its capacity as Trustee, may mature on such Distribution Date; and, provided further, that no such Permitted Investment shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause the REMIC established hereunder to fail to qualify as a REMIC. The Trustee shall maintain physical possession of all Permitted Investments, other than Permitted Investments maintained in book-entry form. The Company, as servicer, shall be entitled to retain for its own account any gain or other income from Permitted Investments, and neither the Trustee nor Certificateholders shall have any right or claim with respect to such income. The Company shall deposit an amount equal to any loss realized on any Permitted Investment as soon as any such loss is realized. If the provisions in this subsection (e) become operable, references in this Agreement to the Mortgage Loan Payment Record and credits and debits to such Record shall be deemed to refer to Eligible Accounts and transfers to and withdrawals from such Eligible Accounts. Any action which may be necessary to establish the terms of an account pursuant to this
Section 3.02(e) may be taken by an amendment or supplement to this Agreement or pursuant to a written order of the Company, which amendment, supplement or order shall not require the consent of Certificateholders, provided that the Company has delivered to the Trustee a letter from each Rating Agency to the effect that such amendment, supplement or order will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates.

      Section 3.03. Collection of Taxes, Assessments and Other Items. Other than with respect to any Cooperative Loan, the Company shall establish and maintain with one or more depository institutions one or more accounts into which it shall deposit all collections of taxes, assessments, private mortgage or hazard insurance premiums or comparable items for the account of the Mortgagors. As servicer, the Company shall effect the timely payment of all such items for the account of Mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, assessments, private mortgage or standard hazard insurance premiums or comparable items, to reimburse the Company out of related collections for any payments made regarding taxes and assessments or for any payments made pursuant to Section 3.05 regarding premiums on Primary Insurance Policies and Section 3.06 regarding premiums on standard hazard insurance policies, to refund to any Mortgagors any sums determined to be overages, or to pay interest owed to Mortgagors to the extent required by law.

      Section 3.04. Permitted Debits to the Mortgage Loan Payment
Record. The Company (or any successor servicer pursuant to Section 7.02) may, from time to time, make debits to the Mortgage
Loan Payment Record for the following purposes:

                (i) To reimburse the Company or the applicable Primary Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b)(iii); provided that the Company or the applicable Primary Servicer shall not be entitled to reimbursement for Liquidation Expenses incurred after the initiation of foreclosure proceedings in respect of any Defaulted Mortgage Loan that is repurchased pursuant to Section 3.16;

                (ii) To reimburse the Company or the applicable Primary Servicer for Insured Expenses and amounts expended by it pursuant to Section 3.08 in good faith in connection with the restoration of property damaged by an Uninsured Cause, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of any debits pursuant to clause (i) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b) (iii) and
           (iv);

                (iii) To reimburse the Company to the extent permitted by Sections 3.01(a) and 6.04;

                (iv) To pay to the Company amounts received in respect of any Defective Mortgage Loan or Defaulted Mortgage Loan purchased by the Company to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Purchase Price therefor, net of any unreimbursed Monthly Advances made by the Company;

                (v) To reimburse the Company (or the Trustee, as applicable) for Monthly Advances theretofore made in respect of any Mortgage Loan to the extent of late payments, REO Proceeds, Insurance Proceeds and Liquidation Proceeds in respect of such Mortgage Loan;

                (vi) To reimburse the Company from any Mortgagor payment of interest or other recovery with respect to a particular Mortgage Loan, to the extent not previously retained by the Company, for unpaid
           Servicing Fees with respect to such Mortgage Loan, subject to Section 3.08(d);

                (vii) To reimburse the Company (or the Trustee, as applicable) for any Nonrecoverable Advance (which right of reimbursement of the Trustee pursuant to this clause shall be prior to such right of the Company);

                (viii) To make transfers of funds to the Certificate Account pursuant to Section 3.02(d); and

                (ix) To deduct any amount credited to the Mortgage Loan Payment Record in error.

           The Company shall keep and maintain separate accounting records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for debits to the Mortgage Loan Payment Record pursuant to clauses (i), (ii), (iv), (v) and (vi) of this Section 3.04; provided, however, that it is understood and agreed that the records of such accounting need not be retained by the Company for a period longer than the five most recent fiscal years.

      Section 3.05. Maintenance of the Primary Insurance Policies. (a) The Company shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. To the extent coverage is available, the Company shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Note is 80% or less of the greater of (i) the related Original Value and (ii) the then current value of the property underlying the related Mortgage Note as evidenced by an appraisal thereof satisfactory to the Company; provided that no such Primary Insurance Policy need be kept in effect if doing so would violate applicable law. The Company shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Mortgage Loan that is in effect at the Closing Date and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having ratings equal to or better than the ratings then assigned to the Certificates by such Rating Agency. The Company agrees to effect the timely payment of the premium on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Company from related Insurance Proceeds and Liquidation Proceeds pursuant to
Section 3.04.

      (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under each Primary Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a related defaulted Mortgage Loan. To the extent provided in
Section 3.02(b), any amounts collected by the Company under any Primary Insurance Policy in respect of the Mortgage Loans (including, without limitation, a Mortgage Loan purchased by a related insurer) shall be credited to the Mortgage Loan Payment Record.

      Section 3.06. Maintenance of Hazard Insurance. The Company shall cause to be maintained for each Mortgage Loan, other than a Cooperative Loan, hazard insurance with a standard mortgagee clause and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. The Company shall also maintain on property (other than Cooperative Apartments) acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the unpaid principal balance of such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Company of related Liquidation Expenses to be incurred in connection therewith. To the extent provided in Section 3.02(b)(iv), amounts collected by the Company under any such policies in respect of the Mortgage Loans shall be credited to the Mortgage Loan Payment Record. Such costs shall be recoverable by the Company pursuant to Sections
3.03 and 3.04. In cases in which property securing any Mortgage Loan other than a Cooperative Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of FNMA. The Company shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans (whether or not including Cooperative Loans), it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, credit to the Mortgage Loan Payment Record the amount not otherwise payable under the blanket policy because of such deductible clause.

      Section 3.07. Assumption and Modification Agreements. (a) In any case in which property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Company shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto, unless in the reasonable discretion of the Company, such exercise would adversely affect or jeopardize coverage under the related Primary Insurance Policy, if any; provided, however, that if the Company is prevented, as provided in Section 3.07(b), from enforcing any such clause, the Company is authorized to make or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. In connection with any such assumption and modification agreement, the Company shall apply its then current underwriting standards to such Person. The Company shall not make or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable Primary Insurance Policy and hazard insurance policy. The Company shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Rate, mortgage term and any other material term of such Mortgage Loan shall not be changed. Any fee collected by the Company for entering into any such agreement will be retained by the Company as additional servicing compensation.

      (b) Notwithstanding Section 3.07(a) or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Company reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

      Section 3.08. Realization Upon Defaulted Mortgage Loans.
(a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion the Company shall, consistent with Section 3.05, follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding the foregoing, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

           Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. The Company may, but shall not be obligated to, make such determination on the basis of a Phase I environmental assessment with respect to the related Mortgaged Property. Neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that such contamination or effect exists, the Company does not foreclose upon or otherwise convert the ownership of a Mortgaged Property. In addition, neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that no such contamination or effect exists, the Company forecloses upon a Mortgaged Property and the Trustee or its nominee on behalf of the Trust Fund takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

      (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of

Section 9.01) be considered to be an Outstanding Mortgage Loan until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments and Deficient Valuations incurred subsequent to the related Bankruptcy Coverage Termination Date and before any adjustment thereto by reason of any bankruptcy (other than as aforesaid) or any similar proceeding or any moratorium or similar waiver or grace period) remain in effect (notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. REO Proceeds received in any month shall be applied to the payment of the installments of principal due and interest accrued on the related REO Mortgage Loan in accordance with the terms of such Mortgage Note. REO Proceeds received in any month in excess of the Amortization Payment for such month due on an REO Mortgage Loan shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

      (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such Mortgaged Property prior to the close of the third calendar year after the year of its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such period (and specifying the period beyond such period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause the REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (b) the Trustee (at the Company's expense) or the Company shall have applied for, not later than 61 days prior to the expiration of such period, an extension of such period in the manner contemplated by section 856(e)(3) of the Code, in which case such period shall be extended by the time period permitted by section 856(e)(3) of the Code. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code,
(ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

      (d) Any collection of Insurance Proceeds or Liquidation Proceeds will be applied in the following order of priority: first, to reimburse the Company for any related unreimbursed Liquidation Expenses and to reimburse the Company or the Trustee, as applicable, for any related unreimbursed Monthly Advances; second, to accrued and unpaid interest on the

Mortgage Loan at the Mortgage Rate from the date to which interest was last paid or advanced to the Due Date prior to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated among the Base Servicing Fee at the Base Servicing Fee Rate, the Supplemental Servicing Fee at the Supplemental Servicing Fee Rate and interest at the Remittance Rate in proportion to the amount of such accrued interest which would have been allocated to each such category in the absence of any shortfall. The resulting Interest Loss shall be allocated among each such category in the same proportion as described in the preceding sentence. The portion so allocated to interest at the Remittance Rate shall be allocated to the Certificates for purposes of making the allocation specified in the definition of Certificate Interest Loss.

      (e) Notwithstanding anything to the contrary contained herein, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B5 Certificates (provided that such form may be revised to delete the option on the part of such Person to purchase a defaulted Mortgage Loan as set forth in Section 2.02(f) thereof). Prior to entering into any such agreement with any Person, the Company shall obtain a certification from such Person to the effect that (i) such Person is not an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee and (ii) such Person will not purchase any Certificates if such purchase would cause such Person to hold more than a ten percent interest in the Mortgage Pool. It is understood that the right of the Company to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement. The Trustee hereby agrees to perform such obligations as may be expressly required of it pursuant to the provisions of such agreement and to promptly notify each party to such agreement if a Responsible Officer of the Trustee (with direct responsibility for administration of this Agreement) becomes aware of any discussions, plans or events that might lead to the Trustee's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of any Person with which the Company has entered into such agreement, provided that the contents of any such notification shall be kept confidential by the parties to such agreement. The Company agrees to promptly notify the Trustee upon entering into any such agreement. In addition, the Company shall provide the Trustee with such information as may be necessary for the Trustee to perform its obligations thereunder, including written instructions, clearly identifying the source, amount and application of funds to be deposited or withdrawn from the Collateral Fund (as defined in such agreement). The Trustee shall provide the Company with such information concerning credits and debits to the Collateral Fund on account of income, gains and losses realized from Collateral Fund Permitted Investments (as defined in such agreement), and costs associated with the purchase and sale thereof, as the Company may request in order to prepare the instructions described in the preceding sentence.

           In addition, subject to the provisions of the preceding paragraph, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with the Person that is the Holder of 100% of the Class B4 Certificates, provided that (i) such Person is also the Holder of 100% of the Class B5 Certificates, (ii) such Person shall have no rights under such agreement until the date on which the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero, and (iii) any rights of such Person under such agreement shall terminate in the event that such Person transfers, directly or indirectly, the Class B4 Certificates to any other Person.

      Section 3.09. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Company will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02 have been so credited) of a Servicing Officer and shall request delivery to it of the Mortgage File. If a Buydown Mortgage Loan is the subject of a Principal Prepayment in full during the related Buydown Period, the related Buydown Funds will be applied or returned to the Person entitled thereto in accordance with the terms of such Buydown Mortgage Loan. Upon receipt of such certification and request in form satisfactory to the Trustee, the Trustee shall promptly, but in any event within five Business Days, release the related Mortgage File to the Company; provided, that the Trustee shall not be responsible for any delay in the release of a Mortgage File resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Upon any such payment in full, the Company is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Company if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the Mortgage Loan Payment Record. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan (including, without limitation, collection under any Primary Insurance Policy), the Trustee shall, upon request of the Company and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the Company and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Company to return the Mortgage File to the Trustee when the need therefor by the Company no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Company.

      Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company. (a) As compensation for its activities and obligations hereunder, the Company shall be entitled to withhold and pay to itself out of each payment received by it on account of interest on each Mortgage Loan (including the portion of any Buydown Funds applied to the related Buydown Mortgage Loan for the applicable period) an amount equal to the Servicing Fee. The aggregate of the Servicing Fees payable to the Company on any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date. Additional servicing compensation in the form of Prepayment Interest Excess, assumption fees, modification fees, late payment charges, interest income or gain with respect to amounts deposited in the Certificate Account and invested by the Company or otherwise shall be retained by the Company, subject to Section 3.10(b), if applicable. The Company shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.01, 3.03, 3.04 and 3.08.

      (b) The Company may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is in the Company's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee in accordance with the schedule set forth as Exhibit H (which may be amended from time to time by provision of a revised schedule of such fees to the Trustee, whereupon such revised schedule shall be deemed to be Exhibit H hereunder) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. Such fees shall be additional servicing compensation to the Company.

      Section 3.11. Reports to the Trustee; Certificate Account Statements. Not later than 15 days after each Distribution Date, the Company shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Mortgage Loan Payment Record as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of credits to the Mortgage Loan Payment Record for each category of credit specified in Section 3.02 and each category of debit specified in Section 3.04.

      Section 3.12. Annual Statement as to Compliance. The Company will deliver to the Trustee, on or before March 31 of each year, beginning with March 31, 2000, an Officer's Certificate stating that (a) a review of the activities of the Company during the preceding calendar year and of its performance under this Agreement has been made under such Officer's supervision and (b) to the best of such Officer's knowledge, based on such review, the Company has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Officer and the nature and status thereof.

      Section 3.13. Annual Independent Public Accountants'
Servicing Report. On or before March 31 of each year, beginning with March 31, 2000, the Company shall:

      (a) furnish to a firm of independent public accountants (which may also render other services to the Company) a statement substantially to the effect that the Company has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers (the "Minimum Servicing Standards") with respect to the mortgage loans in the Company's servicing portfolio (which may exclude home equity loans) or, if there has been material noncompliance with such servicing standards, containing a description of such noncompliance; and

      (b) at its expense cause such firm of independent public accountants to furnish a report to the Trustee stating its opinion as to the Company's assertion contained in the statement delivered pursuant to Section 3.13(a), which opinion shall be based on an examination conducted by such firm in accordance with the standards established by the American Institute of Certified Public Accountants, including examining, on a test basis, evidence about the Company's compliance with the Minimum Servicing Standards. Such opinion shall be to the effect that the

Company has complied in all material respects with the Minimum Servicing Standards with respect to the mortgage loan portfolio described in the Company's statement delivered pursuant to
Section 3.13(a) hereof or if there has been material noncompliance with the Minimum Servicing Standards, shall contain a description of such noncompliance in accordance with applicable accounting standards. In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any primary servicer, upon comparable reports of independent public accountants with respect to such primary servicer.

      Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. To the extent permitted by applicable law, the Company shall provide to the Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Company. Nothing in this Section 3.14 shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Company to provide access as provided in this
Section 3.14 as a result of such obligation shall not constitute a breach of this Section 3.14.

      Section 3.15. Maintenance of Certain Servicing Policies. The Company shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by such association.

      Section 3.16. Optional Purchase of Defaulted Mortgage Loans. The Company shall have the right, but not the obligation, to purchase any Defaulted Mortgage Loan for a price equal to the Purchase Price therefor. Any such purchase shall be accomplished as provided in Section 4.04(a) hereof.

                           ARTICLE IV

                     PAYMENTS AND STATEMENTS

      Section 4.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available
Funds:

                (i) to each Class of Senior Certificates (other than any Class of Principal Only Certificates), the Accrued Certificate Interest thereon for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the amount of Accrued Certificate Interest that would otherwise be distributable thereto;

                (ii) to each Class of Senior Certificates (other than any Class of Principal Only Certificates), any related Unpaid Class Interest Shortfall for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the Unpaid Class Interest Shortfall for each such Class on such Distribution Date;

                (iii) to the Classes of Senior Certificates in reduction of the Class Certificate Principal Balances thereof, as set forth in Exhibit O hereto; provided, however, that defined terms used in Exhibit O shall have the meanings assigned thereto in Article I hereof;

                (iv) to the Class PO Certificates, any Class PO Deferred Amount for such Distribution Date, up to an amount not to exceed the Junior Optimal Principal Amount for such Distribution Date, until the Class Certificate Principal Balance of such Class has been reduced to zero; provided, that any such amounts distributed to the Class PO Certificates pursuant to this clause (iv) shall not reduce the Class Certificate Principal Balance thereof;

                (v) to the Class M Certificates, the Accrued
           Certificate Interest thereon for such Distribution
           Date;

                (vi) to the Class M Certificates, any Unpaid
           Class Interest Shortfall therefor on such Distribution
           Date;

                (vii) to the Class M Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
           Principal Amount on such Distribution Date;

                (viii) to the Class B1 Certificates, the Accrued
           Certificate Interest thereon for such Distribution
           Date;

                (ix) to the Class B1 Certificates, any Unpaid
           Class Interest Shortfall therefor on such Distribution
           Date;

                (x) to the Class B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such
           Class's Allocable Share of the Junior Optimal
           Principal Amount on such Distribution Date;

                (xi) to the Class B2 Certificates, the Accrued
           Certificate Interest thereon for such Distribution
           Date;

                (xii) to the Class B2 Certificates, any Unpaid
           Class Interest Shortfall therefor on such Distribution
           Date;

                (xiii) to the Class B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
           Principal Amount on such Distribution Date;

                (xiv) to the Class B3 Certificates, the Accrued
           Certificate Interest thereon for such Distribution
           Date;

                (xv) to the Class B3 Certificates, any Unpaid
           Class Interest Shortfall therefor on such Distribution
           Date;

                (xvi) to the Class B3 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
           Principal Amount on such Distribution Date;

                (xvii) to the Class B4 Certificates, the Accrued
           Certificate Interest thereon for such Distribution
           Date;

                (xviii) to the Class B4 Certificates, any Unpaid
           Class Interest Shortfall therefor on such Distribution
           Date;

                (xix) to the Class B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
           Principal Amount on such Distribution Date;

                (xx) to the Class B5 Certificates, the Accrued
           Certificate Interest thereon for such Distribution
           Date;

                (xxi) to the Class B5 Certificates, any Unpaid
           Class Interest Shortfall therefor on such Distribution
           Date; and

                (xxii) to the Class B5 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
           Principal Amount on such Distribution Date.

Notwithstanding the foregoing, amounts otherwise distributable pursuant to clauses (vii), (x), (xiii), (xvi), (xix) and (xxii) on any Distribution Date shall be reduced, in inverse order of priority, by any amount distributed pursuant to clause (iv) on such date, such that such amount distributed pursuant to clause
(iv) on such date shall be applied first to reduce the amount distributable pursuant to clause (xxii), and then, to the extent of any excess, applied second, to reduce the amount distributable pursuant to clause (xix), third, to reduce the amount distributable pursuant to clause (xvi), fourth, to reduce the amount distributable pursuant to clause (xiii), fifth, to reduce the amount distributable pursuant to clause (x) and sixth, to reduce the amount distributable pursuant to clause (vii).

      (b) On each Distribution Date, the Trustee shall distribute to the holder of the Class R Certificate any remaining Available Funds for such Distribution Date after application of all amounts described in clause (a) of this Section 4.01, together with any Unanticipated Recoveries received by the Company in the calendar month preceding the month of such Distribution Date and not distributed on such Distribution Date to the holders of outstanding Certificates of any other Class pursuant to Section 4.01(f). Any distributions pursuant to this clause (b) shall not reduce the Class Certificate Principal Balance of the Class R Certificate.

      (c) If on any Distribution Date the Class Certificate Principal Balances of the Junior Certificates have each been reduced to zero, the amount distributable to the Senior Certificates other than the Class PO Certificates pursuant to
Section 4.01(a)(iii) for such Distribution Date and each succeeding Distribution Date shall be allocated among such Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 4.01(a)(iii).

      (d) If on any Distribution Date (i) the Class Certificate Principal Balance of the Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Optimal Principal Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses (iv) through (xxii) of Section 4.01(a) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates in order of priority, such that no such distribution shall be made to any Class of Junior Certificates while a prior such Class is outstanding.

      (e) [Reserved]

      (f) In the event that in any calendar month the Company recovers an amount (an "Unanticipated Recovery") in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Class of Certificates pursuant to
Section 4.03, on the Distribution Date in the next succeeding calendar month the Trustee shall withdraw from the Certificate Account and distribute to the holders of each outstanding Class to which such Realized Loss had previously been allocated its share (determined as described in the succeeding paragraph) of such Unanticipated Recovery in an amount not to exceed the amount of such Realized Loss previously allocated to such Class. When the Class Certificate Principal Balance of a Class of Certificates has been reduced to zero, the holders of such Class shall not be entitled to any share of an Unanticipated Recovery, and such Unanticipated Recovery shall be allocated among all outstanding Classes of Certificates entitled thereto in accordance with the preceding sentence, subject to the remainder of this subsection (f). In the event that (1) any Unanticipated Recovery remains undistributed in accordance with the preceding sentence or (ii) the amount of an Unanticipated Recovery exceeds the amount of the Realized Loss previously allocated to any outstanding Classes with respect to the related Mortgage Loan, on the applicable Distribution Date the Trustee shall distribute to the holders of all outstanding Classes of the related Certificates to which Realized Losses had previously been allocated and not reimbursed their pro rata share (determined as described below) of such excess in an amount not to exceed the aggregate amount of any Realized Loss previously allocated to such Class with respect to any other Mortgage Loan that has not been recovered in accordance with this subsection (f). Any distributions made pursuant to this subsection (f) shall not reduce the Class Certificate Principal Balance of the related Certificate.

           For purposes of the preceding paragraph, the share of an Unanticipated Recovery allocable to any Class of Certificates with respect to a Mortgage Loan shall be (i) with respect to the Class PO Certificates, based on the applicable PO Percentage of the principal portion of the Realized Loss previously allocated thereto with respect to such Mortgage Loan (or all Mortgage Loans for purposes of the next to last sentence of the preceding paragraph), and (ii) with respect to any other Class of Certificates, based on its pro rata share (in proportion to the Class Certificate Principal Balances thereof with respect to such Distribution Date) of the applicable Non-PO Percentage of the principal portion of any such Realized Loss previously allocated with respect to such Mortgage Loan (or Loans); provided, however, that (i) the share of an Unanticipated Recovery allocable to a Class PO Certificate with respect to any Mortgage Loan (or Loans) shall be reduced by the aggregate amount previously distributed to such Class on account of the applicable Class PO Deferred Amount in respect of such Mortgage Loan (or Loans) and (ii) the amount by which the distributions to the Class PO Certificates have been so reduced shall be distributed to the Classes of Certificates described in clause (ii) of the preceding paragraph in the same proportion as described in such clause (ii). For purposes of the preceding sentence, any Class PO Deferred Amount distributed to a Class PO Certificate on previous Distribution Dates shall be deemed to have been allocated in respect of the Mortgage Loans as to which the applicable PO Percentage of the principal portion of Realized Losses has previously been allocated to such Class on a pro rata basis (based on the amount of Realized Losses so allocated).

      Section 4.02. Method of Distribution. (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

      (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

      (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is (i) an individual other than a citizen or resident of the United States, (ii) a partnership, corporation or entity treated as a partnership or corporation for U.S. federal income tax purposes not formed under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) any estate, the income of which is not subject to U.S. federal income taxation, regardless of source, and (iv) any trust, other than a trust that a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust.

      Section 4.03. Allocation of Losses. (a) On or prior to each
Determination Date, the Company shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

      (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess Loss) shall be allocated as follows:

                (i) the applicable PO Percentage of the principal portion of any such Realized Loss shall be allocated to the Class PO Certificates until the Class
           Certificate Principal Balance thereof has been reduced to zero; and

                (ii) the applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated in the following order of priority:

                first, to the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                second, to the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                third, to the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                fourth, to the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                fifth, to the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                sixth, to the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

                seventh, to the Classes of Senior Certificates other than the Class PO Certificates, pro rata, in accordance with their Class Certificate Principal

           Balances; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

      (c) With respect to any Distribution Date, the principal portion of any Excess Loss (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) shall be allocated as follows: (1) the PO Percentage of any such loss shall be allocated to the Class PO Certificates, and (2) the Non-PO Percentage of any such loss shall be allocated to each Class of Certificates other than the Class PO Certificates, pro rata, based on the respective Class Certificate Principal Balances thereof; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

      (d) Any Realized Losses allocated to a Class of Certificates pursuant to Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. In addition, any Realized Losses allocated to any Class of Component Certificates on a Distribution Date shall be allocated in reduction of the Component Principal Balances of the related Components (other than any Notional Component) in proportion to their respective Component Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balance (or, in the case of any Component, the Component Principal Balance) of the related Certificates (or Components) on the related Distribution Date in accordance with
Section 4.03(e).

      (e) Realized Losses allocated in accordance with this
Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Class PO Certificates on such Distribution Date will be taken into account in determining distributions in respect of any Class PO Deferred Amount for such date.

      (f) On each Distribution Date, the Company shall determine the Subordinate Certificate Writedown Amount, if any. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Certificate Principal Balance of the Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

      (g) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to a Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date, less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date (such limitation, the "Loss Allocation Limitation").

      Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans. (a) The Company shall be required to make Monthly Advances in the manner and to the extent provided herein. Prior to the close of business on each Determination Date, the Company shall determine (i) the amount of the Monthly Advance which it is required to make on the related Distribution Date and (ii) whether it has elected to purchase any Defaulted Mortgage Loan or Loans on such Distribution Date. If the Company so elects to purchase any Defaulted Mortgage Loans (or is required to purchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a)), no Monthly Advance shall be required with respect thereto for the month in which such purchase occurs. The Company shall include information as to each of such determinations in the Servicer's Certificate furnished by it to the Trustee in accordance with
Section 4.06 and shall be obligated to transfer to the Certificate Account pursuant to Section 3.02(d) on or before 11:00 a.m. New York time on the Business Day next preceding the following Distribution Date in next-day funds the respective amounts applicable to such determinations appearing in such Servicer's Certificate. Upon receipt by the Trustee of written notification signed by a Servicing Officer of any such deposit relating to the purchase by the Company of such a Mortgage Loan, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto.

      (b) In the event that the Company transfers or expects to transfer less than the Available Funds required to be deposited by it pursuant to Section 3.02(d), the Company shall so notify the Trustee no later than 9:00 a.m. on the Business Day preceding the related Distribution Date, and the amount so transferred, if any, shall be deemed to have been transferred first pursuant to clause (i) of the definition of Available Funds, second pursuant to clause (iii) of the definition of Available Funds, and third pursuant to clause (ii) of the definition of Available Funds. Such notice shall specify each Mortgage Loan delinquent as of the preceding Determination Date. In such event, the Trustee shall make any Monthly Advance required to be made hereunder, in the manner and to the extent required; provided, the Trustee shall not be so obligated if prohibited by applicable law.

      (c) In the event that the Company is succeeded hereunder as servicer, the obligation to make Monthly Advances in the manner and to the extent required by Section 4.04(a) shall be assumed by the successor servicer (subject to Section 7.02).

      Section 4.05. Statements to Certificateholders. Each month, at least two Business Days prior to each Distribution Date, the Company shall deliver to the Trustee for mailing to each Certificateholder, and the Trustee shall mail to each Certificateholder on such Distribution Date, a statement (each, a "Distribution Date Statement") substantially in the form of Exhibit J hereto, setting forth:

                (i) The amount of such distribution to the Certificateholders of each Class (and in respect of any Component), other than any Notional Certificates (and any Notional Component), allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein (including, for this purpose, the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to
           Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which purchases or substitutions are being distributed on such Distribution Date);

                (ii) The amount of such distribution to the Certificateholders of each Class (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Certificate Principal Balance or Component Principal Balance of any Class of Accrual Certificates or any Accrual Components;

                (iii) The amount of servicing compensation paid to the Company during the month preceding the month of distribution in respect of the Mortgage Loans and such other customary information as the Company deems necessary or desirable to enable Certificateholders to prepare their tax returns;

                (iv) The Pool Scheduled Principal Balance and the aggregate number of the Mortgage Loans on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date;

                (v) The Class Certificate Principal Balance (or Notional Principal Balance) of each Class, the Component Principal Balance of each Component and the Certificate Principal Balance (or Notional Principal Balance) of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal (or reductions in the Notional Principal Balance, in the case of the Notional Certificates, or the addition of any Accrual Amount, in the case of any Class of Accrual Certificates) made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Certificate Writedown Amount for such Distribution Date;

                (vi) The Pay-out Rate applicable to each Class of
           Certificates;

                (vii) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan, and the number of the related Mortgage Loans;

                (viii) The aggregate Scheduled Principal Balances and number of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Distribution Date, were (a) delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, and (b) in foreclosure;

                (ix) The Scheduled Principal Balance of any
           Mortgage Loan replaced pursuant to Section 2.03(b);

                (x) The Certificate Interest Rates of any LIBOR
           Certificates and any COFI Certificates applicable to the Interest Accrual Period relating to such Distribution Date and such Class;

                (xi) The Senior Percentage, the Group II Senior
           Percentage, the Group II Senior Distribution
           Percentage and the Junior Percentage for such Distribution Date;

                (xii) The Senior Prepayment Percentage and the
           Junior Prepayment Percentage for such Distribution
           Date; and

                (xiii) The amount of such distribution to the Certificateholders of each Class allocable to Unanticipated Recoveries.

           In the case of information furnished pursuant to clauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

           In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Company shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In furtherance of the Company's obligations hereunder, the Company hereby instructs the Trustee, at the Company's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished to Certificateholders pursuant to this Section 4.05(a) on previous Distribution Dates,
(ii) all certificates furnished to the Trustee pursuant to
Section 4.06 in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section 3.13 for the two years preceding such request, (v) a copy of the Private Placement Memorandum relating to such Certificate, together with any amendments or supplements thereto issued by the Company (which copy shall be furnished to the Trustee by the Company), and (vi) the Company's Current Report on Form 8-K, dated the Closing Date, relating to the Mortgage Loans; provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii) above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Company with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Company shall make available to the proposed holder, at the request of the related transferor, such additional information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

      Section 4.06. Servicer's Certificate. Each month, not later than the second Business Day next preceding each Distribution
Date, the Company shall deliver to the Trustee a completed
Servicer's Certificate.

      Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property. The Trustee (or the Company on behalf of the Trustee) shall, in each year beginning after 1998, make the reports of foreclosures and abandonments of any Mortgaged Property as required by section 6050J of the Code. In order to facilitate this reporting process, the Company, on or before January 15th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Company (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Company shall be in form and substance sufficient to meet the reporting requirements imposed by section 6050J of the Code.

      Section 4.08. Reduction of Base Servicing Fees by Compensating Interest Payments. The aggregate amount of the Base Servicing Fees subject to retention by the Company as servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date.

      Section 4.09. Surety Bond. (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Pledged Asset Mortgage Loan, the Company shall so notify the Trustee as soon as reasonably practicable and shall, on behalf of the Trustee for the benefit of the Certificateholders, promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety Payment.

      (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Certificateholders, the Company shall promptly credit the Mortgage Loan Payment Record and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.01.

                            ARTICLE V

                         THE CERTIFICATES

      Section 5.01. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

      (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance of $350,914,546.19. Such aggregate original principal balance shall be divided among the Classes having the designations, Class Certificate Principal Balances, Certificate Interest Rates and minimum denominations as follows:


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


               Initial Class
                Certificate       Certificate
                 Principal          Interest        Minimum
Designation       Balance             Rate       Denominations
-----------    -------------      -----------    -------------

Class A1      $287,697,958.00         6.50%        $ 25,000
Class A2         5,000,000.00         6.50            1,000
Class A3         5,000,000.00         6.50            1,000
Class A4         4,025,000.00         6.50            1,000
Class A5        35,091,000.00         6.50           25,000
Class PO            62,941.62         0.00          250,000
Class M          5,264,000.00         6.50          100,000
Class B1         2,632,000.00         6.50          100,000
Class B2         1,755,000.00         6.50          100,000
Class B3         2,281,000.00         6.50          250,000
Class B4         1,052,000.00         6.50          250,000
Class B5         1,053,546.58         6.50          250,000
Class R                100.00         6.50              100


      (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in
Section 5.01(b), and integral multiples of $1,000 in excess thereof. The Non-Book-Entry Certificates other than the Residual Certificates shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof (and, if necessary, in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance, as applicable, of each Class, in the case of one Certificate of such Class). The Residual Certificates shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such Class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Book-Entry Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance (or Notional Principal Balance) of such Class.

      (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the forms set forth in Exhibit A hereto, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.


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


      (e) [Reserved]

      Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

           Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

           At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

           All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

     (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F hereto and a letter substantially in the form attached as Exhibit G hereto. Such affidavit shall also contain the statement of the transferee that (i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

           The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit G hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder, (ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

           Upon notice to the Company that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Company may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Company agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Company, the cost to the Company of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Company shall in no event be excused from furnishing such information.

           The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause the REMIC established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

           No transfer of a Restricted Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, in each case as evidenced by an Officer's Certificate, or is exempt from the registration requirements of the Act and any applicable state securities laws. In the event of such registration, any restrictive legends set forth in the form of the relevant Restricted Certificate in Exhibit A hereto with respect to the Act and state securities law restrictions shall be removed by the Trustee upon request of the Holder thereof and automatically upon exchange or registration of transfer thereof. As a condition to any transfer that is to be made in reliance upon an exemption from the Act and such laws of a (i) Class PO Certificate or (ii) Restricted Junior Certificate to any person other than a QIB (as certified by the proposed transferee in the form of assignment attached to the related Certificate), either (x) the Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in Exhibit I hereto or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the transferee shall complete the form of assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced Opinion of Counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with any applicable conditions set forth in the preceding two sentences and indemnify the Trustee and the Company against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of (i) the Restricted Junior Certificates to the Initial Purchaser (as defined in the Private Placement Memorandum) or its nominee and (ii) the Class PO Certificates to the Company or upon any subsequent transfer of any Class PO Certificate by the Company, provided that if any Restricted Junior Certificates are, at the request of the Initial Purchaser, registered in the name of its nominee, the Initial Purchaser shall be deemed to acknowledge and agree with the Company and the Trustee that no transfer of a beneficial interest in such Certificates will be made without registering such Certificates in the name of the transferee, which shall be a Person other than such nominee. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

      (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit E or such other form as is acceptable to the Company and the Trustee) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the transferee's acquisition and holding of any ERISA-Restricted Certificate or
(B) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Company. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

                (ii) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit F) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

      (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c). Any certificate or affidavit required to be delivered by a transferee under this
Section 5.02 may be executed and delivered in the name of such transferee by its attorney-in-fact duly authorized in writing in form and substance satisfactory to the Trustee.

      (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g) or any Restricted Junior Certificate of any Class of Book-Entry Certificates that is transferred to an entity other than a QIB, the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates;
(iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners;
(vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

           All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Except as provided herein, the Trustee shall have no duty to monitor or restrict the transfer of Certificates or interests therein, and shall have no liability for any transfer, including any transfer made through the book-entry facilities of the Depository or between or among Depository Participants or Certificate Owners, made in violation of applicable restrictions set forth herein, except in the event of the failure of the Trustee to perform its duties and fulfill its obligations under this Agreement.

      (f) If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

      (g) On or prior to the Closing Date, there shall be delivered to the Depository (or to State Street Bank and Trust Company acting as custodian for the Depository pursuant to the Depository's procedures) one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof. Each Certificate issued in book-entry form shall bear the following legend:

           "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

      Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

      Section 5.05. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish or cause to be furnished to the Company, within 15 days after receipt by the Certificate Registrar of request therefor from the Company in writing, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 5.06. Representation of Certain Certificateholders. The fiduciary of any Plan which becomes a Holder of a Certificate, by virtue of its acceptance of such Certificate, will be deemed to have represented and warranted to the Trustee and the Company that such Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

      Section 5.07. Determination of COFI. (a) If the outstanding Certificates include any COFI Certificates, then on each COFI Determination Date the Trustee shall determine the value of COFI on the basis of the most recently available Information Bulletin referred to in the definition of "COFI". The establishment of COFI by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to the COFI Certificates for each Interest Accrual Period shall (in the absence of manifest error) be final and binding. During each Interest Accrual Period, the Certificate Interest Rate for the COFI Certificates for the current and immediately preceding Interest Accrual Period shall be made available by the Trustee to Certificate Owners and Certificateholders at the following telephone number: (617) 664-5500.

      (b) The failure by the Federal Home Loan Bank of San Francisco to publish COFI for a period of 65 calendar days will constitute an "Alternative Rate Event" for purposes hereof. Upon the occurrence of an Alternative Rate Event, the Company will calculate the Certificate Interest Rates for the COFI Certificates for the subsequent Interest Accrual Periods by using, in place of COFI, (i) the replacement index, if any, published or designated by the Federal Home Loan Bank of San Francisco or (ii) if no replacement index is so published or designated, an alternative index to be selected by the Company that has performed, or that the Company expects to perform, in a manner substantially similar to COFI. At the time an alternative index is first selected by the Company, the Company shall determine the average number of basis points, if any, by which the alternative index differed from COFI for such period as the Company, in its sole discretion, reasonably determines to reflect fairly the long-term difference between COFI and the alternative index, and shall adjust the alternative index by such average. The Company shall select a particular index as an alternative only if it receives an Opinion of Counsel to the effect that the selection of such index will not cause any REMIC established hereunder to fail to qualify as a REMIC for federal income tax purposes. In the absence of manifest error, the selection of any alternative index as provided by this Section 5.07(b) shall be final and binding for each subsequent Interest Accrual Period. Upon the occurrence of an Alternative Rate Event, the Trustee shall have no responsibility for the determination of any alternative index or the calculation of the Certificate Interest Rates for the COFI Certificates.

      (c) If at any time after the occurrence of an Alternative
Rate Event the Federal Home Loan Bank of San Francisco resumes publication of COFI, the Certificate Interest Rates for the COFI
Certificates for each Interest Accrual Period commencing thereafter will be calculated by reference to COFI.

      Section 5.08. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR for the related Interest Accrual Period as such rate equal to the Interest Settlement Rate. If such rate does not appear on the Designated Telerate Page as of 11:00 a.m., London time, on the applicable LIBOR Determination Date:

                (i) The Trustee will request the principal London office of each Reference Bank (as defined in Section 5.08(e)) to provide such bank's offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for one-month U.S. Dollar deposits as of 11:00 a.m., London time, on the applicable LIBOR Determination Date.

                (ii) If on any LIBOR Determination Date, two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%). If on any LIBOR Determination Date only one or none of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the rate per annum the Trustee determines to be the arithmetic mean (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rate that three major banks in New York City selected by the Trustee are quoting as of approximately 11:00 a.m., New York City time, on the first day of the applicable Interest Accrual Period.

                (iii) If on any LIBOR Determination Date the
           Trustee is required but unable to determine LIBOR in the manner provided in subparagraph (ii) of this
           Section 5.08(a), LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

      (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rates applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

      (c) Within five Business Days of the Trustee's calculation of the Certificate Interest Rates of the LIBOR Certificates, the Trustee shall furnish to the Company by telecopy (or by such other means as the Trustee and the Company may agree from time to time) such Certificate Interest Rates.


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


      (d) The Trustee shall provide to Certificateholders who inquire of it by telephone the Certificate Interest Rates of the LIBOR Certificates for the current and immediately preceding
Interest Accrual Period.

      (e) As used herein, "Reference Banks" shall mean no more than four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the display designated "LIBO" on the Reuters Monitor Money Rates Service (the "Reuters Screen LIBO Page") on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be:
Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, or if such page is no longer published, the Trustee, after consultation with the Company, shall use its best efforts to designate alternate Reference Banks.

                           ARTICLE VI

                           THE COMPANY

      Section 6.01. Liability of the Company. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

      Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Company. Any corporation into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any corporation succeeding to the business of the Company, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by General Electric Company, or any limited partnership, the sole general partner of which is either the Company or a corporation, more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, which executes an agreement of assumption to perform every obligation of the Company hereunder, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 6.03. Assignment. The Company may assign its rights and delegate its duties and obligations as servicer under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Company as servicer hereunder from and after the date of such agreement and (ii) each Rating Agency's rating of any Classes of Certificates in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or


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


delegation, the Company will be released from its obligations as servicer hereunder except for liabilities and obligations as servicer incurred prior to such assignment or delegation.

      Section 6.04. Limitation on Liability of the Company and Others. Neither the Company nor any of the directors or officers or employees or agents of the Company shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Company pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Company or by reason of reckless disregard of obligations and duties of the Company hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director or officer or employee or agent of the Company shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor from amounts credited to the Mortgage Loan Payment Record as provided by Section 3.04.

      Section 6.05. The Company Not to Resign. Subject to the provisions of Sections 6.02 and 6.03, the Company shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Company in accordance with Section 7.02.

                           ARTICLE VII

                             DEFAULT

      Section 7.01. Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:


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


                (i) Any failure by the Company to make any payment to the Trustee of funds pursuant to Section 3.02(d) out of which distributions to Certificateholders of any Class are required to be made under the terms of the Certificates and this Agreement which failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

                (ii) Failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

                (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, or for the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                (iv) The consent by the Company to the
           appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to substantially all of its property; or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Company, either the Trustee, or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Company (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Company as servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Company, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Company agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Company hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Company and that have been or should have been credited by it to the Mortgage Loan Payment Record, or that have been deposited by the Company in the Certificate Account or are thereafter received by the Company with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Company under this Agreement, the Company shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights of the Company hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.04(vi) if such notice had not been given.

      Section 7.02. Trustee to Act; Appointment of Successor. (a) On and after the time the Company receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Company in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights of and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Company in its capacity as servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Company pursuant to Sections 2.02 and 2.03(a) and, if the Trustee is prohibited by law or regulation from making Monthly Advances, the responsibility to make Monthly Advances pursuant to Section 4.04, shall not be the responsibilities, duties or obligations of the Trustee; and provided further, that any failure of the Trustee to perform such duties and responsibilities that is caused by the Company's failure to cooperate with the Trustee as required by
Section 7.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation as the Company would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution approved to service mortgage loans for either FNMA or FHLMC, having a net worth of not less than $10,000,000, as the successor to the Company hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Company hereunder. Pending appointment of a successor to the Company pursuant to this Article VII, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      (b) Any successor, including the Trustee, to the Company as servicer pursuant to this Article VII shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer


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


hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Company is so required pursuant to Section 3.15.

      Section 7.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Company pursuant to this Article VII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                          ARTICLE VIII

                           THE TRUSTEE

      Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

           The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

           No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

                (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                (iv) The Trustee shall not be charged with knowledge of (A) any failure by the Company to comply with the obligations of the Company referred to in clauses (i) and (ii) of Section 7.01, (B) the rating downgrade referred to in the definition of "Trigger Event" or (C) any failure by the Company to comply with the obligations of the Company to record the assignments of Mortgages referred to in Section 2.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failures, occurrence or downgrade or the Trustee receives written notice of such failures, occurrence or downgrade from the Company or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%.

           Subject to any obligation of the Trustee to make Monthly Advances as provided herein, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Company in accordance with the terms of this Agreement.

      Section 8.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

                (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

                (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing so to do by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand. Nothing in this clause (v) shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

                (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

      Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company.

      Section 8.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

      Section 8.05. The Company to Pay Trustee's Fees and Expenses. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including any Monthly Advances of the Trustee not previously reimbursed thereto pursuant to Section 3.04) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Company covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. From time to time, the Trustee may request that the Company debit the Mortgage Loan Payment Record pursuant to Section 3.04 to reimburse the Trustee for any Monthly Advances and Nonrecoverable Advances.

      Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation having its principal office either in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an affiliate of the Company. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

      Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           If the conditions in any of the following clauses (i),
(ii) or (iii) shall occur at any time, the Company may remove the
Trustee: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company; (ii) the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or (iii) the replacement of the Trustee with a successor Trustee will enable the Company to avoid (and should, based on the information included in the notice referred to below, result in the avoidance of) a downgrading of the ratings assigned to the Certificates by the Rating Agencies (whether or not other actions could avoid such downgrading) and no Event of Default, as provided by Section 7.01 hereof, shall have occurred or be continuing; provided, however, that no action shall be taken pursuant to this clause (iii) unless reasonable notice shall have been provided to the Trustee, which notice shall set forth the basis for any rating downgrade as contemplated by the Rating Agencies and shall also indicate the manner in which such proposed action is intended to avoid such downgrade. If it removes the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

           Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in
Section 8.08.

      Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

           No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

           Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

      Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Fund, or separate trustee or separate trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

           Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Company hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                (ii) No trustee hereunder shall be held
           personally liable by reason of any act or omission of any other trustee hereunder; and

                (iii) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this

Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Company.

           Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 8.11. Compliance with REMIC Provisions; Tax Returns. The Trustee shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent the Trust Fund from failing to qualify as a REMIC and to prevent the imposition of a tax on the Trust Fund or the REMIC established hereunder. The Trustee, upon request, will furnish the Company with all such information within its possession as may be reasonably required in connection with the preparation of all tax returns of the Trust Fund and any Reserve Fund, and shall, upon request, execute such returns.

                           ARTICLE IX

                           TERMINATION

      Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Company and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article IX following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all REO Mortgage Loans remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loans described in the following clause) plus accrued and unpaid interest thereon at the applicable Remittance Rate (less any amounts constituting previously unreimbursed Monthly Advances) to the first day of the month in which such purchase price is to be distributed to Certificateholders and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Company of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. The right of the Company to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the aggregate of the Scheduled Principal Balance of the Outstanding Mortgage Loans, at the time of any such repurchase, aggregating less than 10 percent of the aggregate of the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

           Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the exercise by the Company of its right of repurchase, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day prior to the final Distribution Date in next-day funds an amount equal to the price described above. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the price calculated as above provided, any such repurchase being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Company the Mortgage Files for the repurchased Mortgage Loans.

           On the final Distribution Date, the Trustee shall distribute amounts on deposit in the Certificate Account in accordance with the applicable priorities provided by Section
4.01. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.02 but only upon presentation and surrender of the Certificates.

           In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

      Section 9.02. Additional Termination Requirements. (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Trust Fund and the REMIC established hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                (i) Within 90 days prior to the final
           Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for such REMIC within the meaning of section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

                (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 9.01.

           (b) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

           (c) On the final federal income tax return for the REMIC established hereunder, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.


                            ARTICLE X

                     MISCELLANEOUS PROVISIONS

      Section 10.01. Amendment. This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to surrender any right or power herein conferred upon the Company, or to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be materially inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee and the Company may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee has obtained an opinion of independent counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

           This Agreement may also be amended from time to time by the Company and the Trustee with the consent of Holders of Certificates evidencing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each

Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

           Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

           Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

           It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

      Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

           For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

           No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 10.04. Governing Law. THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (a) in the case of the Company, to GE Capital Mortgage Services, Inc., 3 Executive Campus, Cherry Hill, New Jersey 08002, Attention: General Counsel, (b) in the case of the Trustee, to State Street Bank and Trust Company, Corporate Trust Department, 225 Franklin Street, Boston, Massachusetts 02110, (c) in the case of Fitch, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004,
Attention: Structured Finance Surveillance, and (d) in the case of S&P, Standard and Poor's Ratings Services, 26 Broadway, 10th Floor, New York, New York 10004, Attention: Residential Mortgage-Surveillance, or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other named Person. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 10.06. Notices to the Rating Agencies. The Company shall deliver written notice of the following events to each Rating Agency promptly following the occurrence thereof: material amendment to this Agreement; any Event of Default; any Trigger Event; change in or termination of the Trustee; removal of the Company or any successor servicer as servicer; repurchase or replacement of any Defective Mortgage Loan pursuant to Section 2.03; and final payment to Certificateholders. In addition, the Company shall deliver copies of the following documents to each Rating Agency at the time such documents are required to be delivered pursuant to this Agreement: monthly statements to Certificateholders pursuant to Section 4.05, annual report of independent accountants pursuant to Section 3.13 and annual servicer compliance report pursuant to Section 3.12. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an Event of Default under this Agreement.

      Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then to the extent permitted by law such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 10.08. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

                          *   *   *

           IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                               GE CAPITAL MORTGAGE SERVICES, INC.


                               By:_______________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:___________________________
   Name:
   Title:


                               STATE STREET BANK AND
                                  TRUST COMPANY,
                                  as Trustee


                               By:_______________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:___________________________
   Name:
   Title:

State of New Jersey  )
                     ) ss.:
County of Camden     )


           On the    day of October, 1998 before me, a notary
public in and for the State of New Jersey, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________________ ___________________________________; that he/she is a(n)
_________________________ of GE Capital Mortgage Services, Inc., a corporation formed under the laws of the State of New Jersey, one of the parties that executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.



                               ____________________________
                                      Notary Public



[Notarial Seal]

The Commonwealth of Massachusetts   )
                                    ) ss.:
County of Suffolk                   )


           On the     day of October, 1998 before me, a notary
public in and for the Commonwealth of Massachusetts, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________ _____________________________________________________________;
that he/she is a(n) __________________________________ of State
Street Bank and Trust Company, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.



                               ____________________________
                                      Notary Public



[Notarial Seal]

                            EXHIBIT A

                      FORMS OF CERTIFICATES


PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A1 Certificate
                                    Principal Balance:
Class A1                              $287,697,958

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:  36157RUP8
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-20, issued in thirteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:__________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:___________________




_______________________________________
Signature by or on behalf of assignor




__________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A2 Certificate
                                    Principal Balance:
Class A2                              $5,000,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:  36157RUQ6
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A3 Certificate
                                    Principal Balance:
Class A3                              $5,000,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:  36157RUR4
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A4 Certificate
                                    Principal Balance:
Class A4                              $4,025,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:  36157RUS2
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A5 Certificate
                                    Principal Balance:
Class A5                              $35,091,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:  36157RUT0
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY (AS DEFINED HEREIN) AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class R Certificate
                                    Principal Balance:
Class R                               $100.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP: 36157RUU7
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through
Certificates, Series 1998-20, issued in thirteen Classes (Class
A1, Class A2, Class A3, Class A4, Class A5, Class R, Class PO,
Class M, Class B1, Class B2, Class B3, Class B4 and
Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:__________________




_______________________________________
Signature by or on behalf of assignor




____________________________
*Signature Guaranteed*

      *The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20

          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class M Certificate
                                    Principal Balance:
Class M                               $5,264,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP: 36157RUV5
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-20, issued in thirteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:____________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:_________________




_______________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20

          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B1 Certificate
                                    Principal Balance:
Class B1                              $2,632,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP: 36157RUW3
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20

          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B2 Certificate
                                    Principal Balance:
Class B2                              $1,755,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP: 36157RUX1
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B3 Certificate
                                    Principal Balance:
Class B3                              $2,281,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36158GEU8
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-20, issued in thirteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:______________________




_______________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated____________________________
(Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated____________________________
(Signature)


TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated____________________________
(Signature)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B4 Certificate
                                    Principal Balance:
Class B4                              $1,052,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36158GEV6
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B5 Certificate
                                    Principal Balance:
Class B5                              $1,053,546.58

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36158GEW4
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-20

          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class PO Certificate
                                       Principal Balance:
Class PO                               $62,941.61

Certificate Interest                Initial Certificate Principal
  Rate per annum:                      Balance of this Certificate:
non-interest bearing

Cut-off Date:
October 1, 1998

First Distribution Date:
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-20, issued in thirteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the
"Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or
Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:__________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:_____________________




_______________________________________
Signature by or on behalf of assignor




___________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

                            EXHIBIT B

                   PRINCIPAL BALANCE SCHEDULES

                            EXHIBIT C

                          MORTGAGE LOANS


           [Each Mortgage Loan shall be identified by loan number, address of the Mortgaged Property and name of the Mortgagor. The following details shall be set forth as to each Mortgage Loan: (i) the principal balance at the time of its origination, (ii) the Scheduled Principal Balance as of the Cut-off Date, (iii) the interest rate borne by the Mortgage Note,
(iv) the scheduled monthly level payment of principal and interest, (v) the Loan-To-Value ratio, (vi) the maturity date of the Mortgage Note and (vii) the Base Servicing Fee Rate for such Mortgage Loan. Cooperative Loans and Enhanced Streamlined Refinance program loans shall be designated as such.]


1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:            1
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004766069     MORTGAGORS: CADWELL              MARVIN
                               CADWELL              BONNIE
    REGION CODE    ADDRESS   : 10 COURT RUN LANE
        01         CITY      :    WILLISTOWN TWP.
                   STATE/ZIP : PA  19355
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,665.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,888.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 45.87100
    -----------------------------------------------------------------
0   0004807921     MORTGAGORS: RODRIGUEZ            JESUS
                               RODRIGUEZ            CARMEN
    REGION CODE    ADDRESS   : 5661 GRANADA BOULEVARD
        01         CITY      :    CORAL GABLES
                   STATE/ZIP : FL  33146
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,387.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,412.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :     10.12500  MATURITY DATE     :   10/01/21
    CURRENT INT RATE:     10.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004845376     MORTGAGORS: LEACH                ROGER
                               LEACH                DORIS
    REGION CODE    ADDRESS   : 102 WYETH WAY
        01         CITY      :    HOCKESSIN
                   STATE/ZIP : DE  19707
    MORTGAGE AMOUNT :   253,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,330.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,924.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/21
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.99052
    -----------------------------------------------------------------
0   0004850517     MORTGAGORS: HAMILTON             RODERICK
                               VARGAS               LUCY
    REGION CODE    ADDRESS   : 10637 GLASS TUMBLER PATH
        01         CITY      :    COLUMBIA
                   STATE/ZIP : MD  21044
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,571.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,888.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 88.88800
    -----------------------------------------------------------------
0   0004856969     MORTGAGORS: PHELPS               CARLTON

    REGION CODE    ADDRESS   : 2324 LAKESHIRE DRIVE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22308
    MORTGAGE AMOUNT :   298,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,188.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 79.99432
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,563,800.00
                               P & I AMT:     12,462.78
                               UPB AMT:   1,451,144.02

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:            2
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004862777     MORTGAGORS: SHELOMOVITZ          BARUKH
                               SHELOMOVITZ          SHOSHANA
    REGION CODE    ADDRESS   : 19470 NE 22 ROAD
        01         CITY      :    N MIAMI BEACH
                   STATE/ZIP : FL  33179
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,863.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,312.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   10/01/21
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 77.46400
    -----------------------------------------------------------------
0   0004863304     MORTGAGORS: CHUCKRAN             MARK
                               CHUCKRAN             GAYLE
    REGION CODE    ADDRESS   : 305 HONEYMAN ROAD
        01         CITY      :    TEWKSBURY TWP.
                   STATE/ZIP : NJ  08833
    MORTGAGE AMOUNT :   301,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,725.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,371.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 77.29487
    -----------------------------------------------------------------
0   0004866588     MORTGAGORS: O'CONNELL            GEORGE
                               O'CONNELL            NORA
    REGION CODE    ADDRESS   : 1631 CLOVERLY AVENUE
        01         CITY      :    ABINGTON TOWNSHIP
                   STATE/ZIP : PA  19046
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,379.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,079.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 74.62600
    -----------------------------------------------------------------
0   0004870754     MORTGAGORS: ALSTORK              WILLIE
                               ALSTORK              MINNIE
    REGION CODE    ADDRESS   : 6315 BROCKETT'S CROSSING
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22310
    MORTGAGE AMOUNT :   275,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,612.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,188.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   11/01/21
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 79.99400
    -----------------------------------------------------------------
0   0004873154     MORTGAGORS: MOSS                 DALE
                               MOSS                 KATHLEEN
    REGION CODE    ADDRESS   : 508 HOBBY HORSE HILL
        01         CITY      :    LOWER GWYNEDD TWP.
                   STATE/ZIP : PA  19437
    MORTGAGE AMOUNT :   413,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,218.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,215.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 57.97335
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,514,900.00
                               P & I AMT:     12,167.05
                               UPB AMT:   1,390,799.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:            3
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004875613     MORTGAGORS: HAAVISTO             JOHN
                               HAAVISTO             RHONDA
    REGION CODE    ADDRESS   : 129 CANOE TREE STREET
        01         CITY      :    MARSHFIELD
                   STATE/ZIP : MA  02050
    MORTGAGE AMOUNT :   234,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,799.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,952.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   11/01/21
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0004878096     MORTGAGORS: ROTI                 SALVATORE
                               ROTI                 ELIZABETH
    REGION CODE    ADDRESS   : 805 WILDWOOD CT
        01         CITY      :    OAK BROOK
                   STATE/ZIP : IL  60521
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    215,606.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,850.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   11/01/21
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 65.71400
    -----------------------------------------------------------------
0   0004884060     MORTGAGORS: ROSEN                STEVEN
                               ROSEN                WENDY
    REGION CODE    ADDRESS   : 81 MONTVIEU COURT
        01         CITY      :    COCKEYSVILLE
                   STATE/ZIP : MD  21030
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,246.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,182.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 61.53800
    -----------------------------------------------------------------
0   0004888780     MORTGAGORS: IQBAL                MOHAMMED
                               IQBAL                MEHMOODA
    REGION CODE    ADDRESS   : 6 KELLY LN
        01         CITY      :    NEWARK
                   STATE/ZIP : DE  19711
    MORTGAGE AMOUNT :   379,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,528.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,117.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 75.04900
    -----------------------------------------------------------------
0   0004891990     MORTGAGORS: CHOUDHARY            SHYAM
                               CHOUDHARY            SUMAN
    REGION CODE    ADDRESS   : 6503 ANNA MARIA COURT
        01         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,296.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,138.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 52.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,503,750.00
                               P & I AMT:     12,242.65
                               UPB AMT:   1,390,477.34

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:            4
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004893095     MORTGAGORS: TAYLOR               PERRY
                               TAYLOR               BARBARA
    REGION CODE    ADDRESS   : RT 1 BOX 127
        01         CITY      :    HAMILTON
                   STATE/ZIP : VA  22068
    MORTGAGE AMOUNT :   347,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,347.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,700.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 78.90909
    -----------------------------------------------------------------
0   0004897179     MORTGAGORS: BLAKE                HENRY

    REGION CODE    ADDRESS   : ROUTE 1, BOX 1684
        01         CITY      :    JEFFERSON
                   STATE/ZIP : GA  30549
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,116.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,641.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004897724     MORTGAGORS: TATE                 HOWARD
                               TATE                 ARLENE
    REGION CODE    ADDRESS   : 18 STARLIGHT COURT
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,498.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,156.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004899191     MORTGAGORS: WOOLLEY              DEBRA

    REGION CODE    ADDRESS   : 85368 RIDGETOP DRIVE
        01         CITY      :    EUGENE
                   STATE/ZIP : OR  97405
    MORTGAGE AMOUNT :   308,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,304.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,537.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 49.36000
    -----------------------------------------------------------------
0   0004899415     MORTGAGORS: SOHRABI              OVRANG
                               SOHRABI              MAHNAZ
    REGION CODE    ADDRESS   : 15830 COMUS ROAD
        01         CITY      :    CLARKSBURG
                   STATE/ZIP : MD  20871
    MORTGAGE AMOUNT :   342,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,226.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,727.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,598,500.00
                               P & I AMT:     12,763.85
                               UPB AMT:   1,499,493.36

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:            5
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004902433     MORTGAGORS: VOLLWEILER           STEVEN
                               VOLLWEILER           CATHERINE
    REGION CODE    ADDRESS   : PURCHASE STREET
        01         CITY      :    PURCHASE
                   STATE/ZIP : NY  10577
    MORTGAGE AMOUNT :   378,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,905.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,877.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 34.41363
    -----------------------------------------------------------------
0   0004906707     MORTGAGORS: WEBSTER              JAMES
                               WEBSTER              MIRIAM
    REGION CODE    ADDRESS   : 13904 PLEASANT VIEW DRIVE
        01         CITY      :    BOWIE
                   STATE/ZIP : MD  20720
    MORTGAGE AMOUNT :   253,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,099.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,993.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 79.99300
    -----------------------------------------------------------------
0   0004910253     MORTGAGORS: SATO                 THOMAS
                               SATO                 ANDREA
    REGION CODE    ADDRESS   : 11 EAST MEADOW ROAD
        01         CITY      :    WILTON
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   253,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,870.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,926.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 76.81818
    -----------------------------------------------------------------
0   0004911608     MORTGAGORS: O'HARA               THOMAS
                               O'HARA               KRISTINE
    REGION CODE    ADDRESS   : 1501 WETHERSFIELD DRIVE
        01         CITY      :    SOUTH WHITEHALL TOWNSHIP
                   STATE/ZIP : PA  18104
    MORTGAGE AMOUNT :   231,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    217,271.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 74.83800
    -----------------------------------------------------------------
0   0004911913     MORTGAGORS: POLIMENI             DOMINIC

    REGION CODE    ADDRESS   : 6567 NEWPORT LAKE CIRCLE
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33496
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,635.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,957.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,492,700.00
                               P & I AMT:     11,700.02
                               UPB AMT:   1,355,782.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:            6
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004913141     MORTGAGORS: GAFFNEY              RICHARD
                               GAFFNEY              ANN
    REGION CODE    ADDRESS   : 56 PARK AVENUE
        01         CITY      :    REHOBOTH BEACH
                   STATE/ZIP : DE  19971
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,019.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,353.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 72.22222
    -----------------------------------------------------------------
0   0004917209     MORTGAGORS: GREEN                MARION

    REGION CODE    ADDRESS   : 9 OLD ORCHARD ROAD
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02167
    MORTGAGE AMOUNT :   510,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    478,573.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,057.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0004919924     MORTGAGORS: LEE                  SEUNG
                               LEE                  MI
    REGION CODE    ADDRESS   : 27 SYLVAN AVENUE
        01         CITY      :    MONTVILLE
                   STATE/ZIP : NJ  07058
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,828.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,413.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 46.94800
    -----------------------------------------------------------------
0   0004920831     MORTGAGORS: DRENNAN              LORIN
                               DRENNAN              W.
    REGION CODE    ADDRESS   : 6709 CORNER LANE
        01         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,715.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,252.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   12/01/21
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004920880     MORTGAGORS: RATANAVANICH         PICHIT
                               RATANAVANICH         YAWALAK
    REGION CODE    ADDRESS   : 812 MILESTONE DRIVE
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20904
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,453.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,534.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   05/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 63.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,697,500.00
                               P & I AMT:     13,612.70
                               UPB AMT:   1,562,590.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:            7
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004927240     MORTGAGORS: KARANTONIS           PANTELIS
                               KARANTONIS           HELEN
    REGION CODE    ADDRESS   : 171 EMERY DRIVE EAST
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06902
    MORTGAGE AMOUNT :   511,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,888.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,065.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 63.87500
    -----------------------------------------------------------------
0   0004927273     MORTGAGORS: MAHON                JAMES
                               MAHON                MARY
    REGION CODE    ADDRESS   : 32 THURTON DRIVE
        01         CITY      :    NEW CANAAN
                   STATE/ZIP : CT  06840
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,132.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,820.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0004929402     MORTGAGORS: TOY                  DONALD
                               TOY                  BONNIE
    REGION CODE    ADDRESS   : 7497 NORTH EAST 8TH CT
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33487
    MORTGAGE AMOUNT :   400,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,756.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,147.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 56.34507
    -----------------------------------------------------------------
0   0004929501     MORTGAGORS: NACHMAN              MELVIN
                               NACHMAN              HELEN
    REGION CODE    ADDRESS   : 8 HOPEMONT DRIVE
        01         CITY      :    NEWPORT NEWS
                   STATE/ZIP : VA  23602
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    472,208.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,204.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 66.66666
    -----------------------------------------------------------------
0   0004929519     MORTGAGORS: DUBOIS               JAMES
                               DUBOIS               SANDRA
    REGION CODE    ADDRESS   : 188 KENMORE
        01         CITY      :    ELMHURST
                   STATE/ZIP : IL  60126
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,357.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,506.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 75.90300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,960,050.00
                               P & I AMT:     15,743.51
                               UPB AMT:   1,799,344.50

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:            8
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004934311     MORTGAGORS: MYERS                EDWARD

    REGION CODE    ADDRESS   : 614 LAKE AVE.
        01         CITY      :    ORLANDO
                   STATE/ZIP : FL  32801
    MORTGAGE AMOUNT :   374,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,777.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,010.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 48.90800
    -----------------------------------------------------------------
0   0004936506     MORTGAGORS: TARLOFF              STEVEN
                               STEINKOHL            ROCHELLE
    REGION CODE    ADDRESS   : 257 HILLCREST ROAD
        01         CITY      :    BOONTON
                   STATE/ZIP : NJ  07005
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,304.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,432.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 78.43137
    -----------------------------------------------------------------
0   0004937215     MORTGAGORS: WALMSLEY             GEORGE
                               WALMSLEY             CATHERINE
    REGION CODE    ADDRESS   : 29 SOUTH LONGPOINT LANE
        01         CITY      :    ROSE VALLEY
                   STATE/ZIP : PA  19065
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,654.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,029.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004938296     MORTGAGORS: SUDA                 GERARD
                               SUDA                 BARBARA
    REGION CODE    ADDRESS   : 880 BRADFORD AVENUE
        01         CITY      :    WESTFIELD
                   STATE/ZIP : NJ  07090
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,269.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,116.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 62.92397
    -----------------------------------------------------------------
0   0004939013     MORTGAGORS: BACCIGALUPI          WILLIAM
                               BACCIGALUPI          CAMILLE
    REGION CODE    ADDRESS   : 25 OPATUT COURT
        01         CITY      :    MARLBORO TWP.
                   STATE/ZIP : NJ  07751
    MORTGAGE AMOUNT :   330,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,190.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,572.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 79.71000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,537,950.00
                               P & I AMT:     12,161.37
                               UPB AMT:   1,395,195.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:            9
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004944674     MORTGAGORS: GIUFFRE              JOHN
                               GIUFFRE              PAOLA
    REGION CODE    ADDRESS   : 30 82ND STREET
        01         CITY      :    BROOKLYN
                   STATE/ZIP : NY  11228
    MORTGAGE AMOUNT :   499,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,727.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,925.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 67.43243
    -----------------------------------------------------------------
0   0004947073     MORTGAGORS: VOLPE                VITO
                               VOLPE                DIANA
    REGION CODE    ADDRESS   : LOT 51, BLOCK 58, OVERLOOK ROUTE 10
        01         CITY      :    MUTTONTOWN
                   STATE/ZIP : NY  11732
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,755.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,546.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004947131     MORTGAGORS: ROLDAN               JEFFREY
                               ROLDAN               DEOLINDA
    REGION CODE    ADDRESS   : 45071 COUGAR CIRCLE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   345,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,119.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,811.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004949087     MORTGAGORS: WOLF                 DAN
                               WOLF                 ELLY
    REGION CODE    ADDRESS   : 1375 OPECHEE WAY
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91208
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,626.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,033.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 67.24138
    -----------------------------------------------------------------
0   0004949764     MORTGAGORS: GARVEY               R.
                               GARVEY               ELEANOR
    REGION CODE    ADDRESS   : 85 MONUMENT AVENUE
        01         CITY      :    SWAMPSCOTT
                   STATE/ZIP : MA  01907
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,822.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,827.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 46.07843
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,789,600.00
                               P & I AMT:     14,144.82
                               UPB AMT:   1,679,052.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           10
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004950077     MORTGAGORS: SANTORE              ANTHONY
                               SANTORE              DONNA
    REGION CODE    ADDRESS   : 2111 BOBBYBER DRIVE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,231.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0004950291     MORTGAGORS: SACCO                ARTHUR
                               SACCO                LINDA
    REGION CODE    ADDRESS   : 44 CASTLEMERE DRIVE
        01         CITY      :    NORTH ANDOVER
                   STATE/ZIP : MA  01845
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,559.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,017.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   01/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 69.18800
    -----------------------------------------------------------------
0   0004952008     MORTGAGORS: CIMENT               MENDEL
                               CIMENT               SURY
    REGION CODE    ADDRESS   : 1399 CARROLL STREET
        01         CITY      :    BROOKLYN
                   STATE/ZIP : NY  11213
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    213,985.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,829.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 79.86111
    -----------------------------------------------------------------
0   0004954236     MORTGAGORS: GILLOW               ROBERT
                               GILLOW               CHARMAINE
    REGION CODE    ADDRESS   : 118 SHERRI LA
        01         CITY      :    RAMAPO
                   STATE/ZIP : NY  10952
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    195,043.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,806.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.80645
    -----------------------------------------------------------------
0   0004956843     MORTGAGORS: PEPER                GEORGE
                               PEPER                ELIZABETH
    REGION CODE    ADDRESS   : 3809 OCEAN BOULEVARD
        01         CITY      :    BRANT BEACH
                   STATE/ZIP : NJ  08008
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,017.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,706.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,426,500.00
                               P & I AMT:     11,366.43
                               UPB AMT:   1,285,838.60

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           11
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004958179     MORTGAGORS: KOZIUPA              DIANA
                               SWANSON              KENNETH
    REGION CODE    ADDRESS   : 1106 BUCKS ROAD
        01         CITY      :    PERKASIE
                   STATE/ZIP : PA  18944
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,696.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0004959631     MORTGAGORS: GUTIERREZ            ELENA

    REGION CODE    ADDRESS   : 7251 MCCOOL AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90045
    MORTGAGE AMOUNT :   277,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,430.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,109.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0004963583     MORTGAGORS: WEISEL               MICHAEL
                               WEISEL               HOPE
    REGION CODE    ADDRESS   : 96 LAWRENCE HILL ROAD
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06903
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    215,925.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 67.64705
    -----------------------------------------------------------------
0   0004963690     MORTGAGORS: EDWARDS              GREGORY
                               EDWARDS              TERRI
    REGION CODE    ADDRESS   : 7113 CAROL LANE
        01         CITY      :    FALLS CHURCH
                   STATE/ZIP : VA  22042
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,421.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004963989     MORTGAGORS: METCALF              J.
                               METCALF              BEVERLY
    REGION CODE    ADDRESS   : 107 COUNTRY VIEW COURT
        01         CITY      :    ASHTON
                   STATE/ZIP : MD  20861
    MORTGAGE AMOUNT :   249,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,308.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,897.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.99964
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,258,150.00
                               P & I AMT:      9,645.32
                               UPB AMT:   1,170,782.57

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           12
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004968764     MORTGAGORS: JAMES                BOBBY
                               KENT                 ELYSE
    REGION CODE    ADDRESS   : 2349 BEACH AVENUE
        03         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90291
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,536.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,213.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004969721     MORTGAGORS: AGUSTIN              ELEUTERIO
                               AGUSTIN              FELICITACION
    REGION CODE    ADDRESS   : 15 EASTPORT COURT
        01         CITY      :    LUTHERVILLE
                   STATE/ZIP : MD  21093
    MORTGAGE AMOUNT :   282,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,956.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,320.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 76.22973
    -----------------------------------------------------------------
0   0004970265     MORTGAGORS: BOEHLKE              THOMAS
                               BOEHLKE              LINDA
    REGION CODE    ADDRESS   : 2 AXTELL DRIVE
        01         CITY      :    SCARSDALE
                   STATE/ZIP : NY  10583
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    486,065.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,990.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 61.76470
    -----------------------------------------------------------------
0   0004970646     MORTGAGORS: DELGADO              JORGE

    REGION CODE    ADDRESS   : 308 SPINNAKERS COVE, UNIT R2501-C
        01         CITY      :    DOVER TOWNSHIP
                   STATE/ZIP : NJ  08753
    MORTGAGE AMOUNT :   267,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,768.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,153.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   05/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 73.34200
    -----------------------------------------------------------------
0   0004971925     MORTGAGORS: PRIMPAS              THEODORE
                               PRIMPAS              STELLA
    REGION CODE    ADDRESS   : 126 PARTRIDGE DRIVE
        01         CITY      :    WESTWOOD
                   STATE/ZIP : MA  02090
    MORTGAGE AMOUNT :   383,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,064.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,978.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 70.27500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,729,750.00
                               P & I AMT:     13,656.73
                               UPB AMT:   1,619,391.67

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           13
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004973004     MORTGAGORS: GEROHRISTODOULOS     HRISOSTOMOS
                               GEROHRISTODOULOS     EILEEN
    REGION CODE    ADDRESS   : 607 PEBBLE BEACH DRIVE
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20904
    MORTGAGE AMOUNT :   302,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,843.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,403.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 79.48684
    -----------------------------------------------------------------
0   0004973467     MORTGAGORS: CROWTHER             JAMES
                               CROWTHER             FRANCES
    REGION CODE    ADDRESS   : 20699 TALLY HO COURT
        01         CITY      :    ASHBURN
                   STATE/ZIP : VA  22011
    MORTGAGE AMOUNT :   236,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,025.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 89.41200
    -----------------------------------------------------------------
0   0004973640     MORTGAGORS: MALONE               EDWARD
                               MARRERO              JUAN
    REGION CODE    ADDRESS   : 8950 GLENBROOK ROAD
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22031
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,996.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,806.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 74.36700
    -----------------------------------------------------------------
0   0004973905     MORTGAGORS: CHEMEL               LEE

    REGION CODE    ADDRESS   : 4734 BONVUE AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90027
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    394,854.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,341.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 74.33628
    -----------------------------------------------------------------
0   0004974127     MORTGAGORS: GIANNIOTIS           PANAGIOTIS
                               GIANNIOTIS           ANTHOULA
    REGION CODE    ADDRESS   : 3743 APPLETON STREET N.W.
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20016
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    201,871.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,763.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,425,100.00
                               P & I AMT:     11,193.40
                               UPB AMT:   1,320,591.36

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           14
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004979134     MORTGAGORS: REINER               ROBERT
                               REINER               PAT
    REGION CODE    ADDRESS   : 21726 WESLEY DRIVE
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   305,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,601.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,376.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0004979795     MORTGAGORS: KANG                 YOUNG
                               KANG                 SOOKA
    REGION CODE    ADDRESS   : 131 ELM STREET
        01         CITY      :    TENAFLY
                   STATE/ZIP : NJ  07670
    MORTGAGE AMOUNT :   301,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,881.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,503.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   05/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0004979944     MORTGAGORS: FACTOR               JOE
                               FACTOR               JANICE
    REGION CODE    ADDRESS   : 4225 ALEMAN DRIVE
        01         CITY      :    TARZANA
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :   458,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    431,612.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,685.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 70.46153
    -----------------------------------------------------------------
0   0004980074     MORTGAGORS: GAMBRILL             STEPHEN
                               GAMBRILL             WYNN
    REGION CODE    ADDRESS   : 10901 SUGARBUSH TERRACE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20852
    MORTGAGE AMOUNT :   308,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,804.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,345.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 58.22600
    -----------------------------------------------------------------
0   0004983219     MORTGAGORS: TURK                 A
                               TURK                 KATHRYN
    REGION CODE    ADDRESS   : 1242 BERKELEY STREET NO 18
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90404
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,959.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,085.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 74.25700
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,748,150.00
                               P & I AMT:     13,995.89
                               UPB AMT:   1,632,860.51

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           15
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004985099     MORTGAGORS: CHESTER              MARVIN
                               CHESTER              ELFRIEDE
    REGION CODE    ADDRESS   : 1246 PALMS BOULEVARD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90291
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,250.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,574.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004985859     MORTGAGORS: CHERVENAK            JOHN
                               CHERVENAK            CAROLINE
    REGION CODE    ADDRESS   : 530 MARK ROAD
        01         CITY      :    ALLENDALE
                   STATE/ZIP : NJ  07401
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,425.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,533.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004986105     MORTGAGORS: COPLEY               ANDREA

    REGION CODE    ADDRESS   : 22640 CALIFA STREET
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91367
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,667.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,076.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004988168     MORTGAGORS: VIRAY                ROMEO
                               VIRAY                MARIA
    REGION CODE    ADDRESS   : 26 TEAL DRIVE
        02         CITY      :    MIDDLETOWN TOWNSHIP
                   STATE/ZIP : PA  19047
    MORTGAGE AMOUNT :   259,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,939.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,062.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0004990909     MORTGAGORS: RICE                 JOHN
                               RICE                 REBEKAH
    REGION CODE    ADDRESS   : 4425 SADDLE RIVER DRIVE
        01         CITY      :    BOWIE
                   STATE/ZIP : MD  20715
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,677.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,397,200.00
                               P & I AMT:     11,092.41
                               UPB AMT:   1,309,961.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           16
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004991733     MORTGAGORS: BAKER                BRUCE
                               BAKER                E
    REGION CODE    ADDRESS   : 7411 AGNEW AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90045
    MORTGAGE AMOUNT :   453,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    425,282.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,563.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.50000
    -----------------------------------------------------------------
0   0004991964     MORTGAGORS: RHATIGAN             JOHN
                               RHATIGAN             LISA
    REGION CODE    ADDRESS   : 18 ZELOOF DRIVE
        01         CITY      :    WEST WINDSOR
                   STATE/ZIP : NJ  08648
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,626.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 69.44444
    -----------------------------------------------------------------
0   0004993747     MORTGAGORS: EVERLY               CHRISTINE

    REGION CODE    ADDRESS   : 800 GREENTREE ARCH
        01         CITY      :    VIRGINIA BEACH
                   STATE/ZIP : VA  23451
    MORTGAGE AMOUNT :   296,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,310.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,276.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0004994471     MORTGAGORS: LEBOVICH             THOMAS
                               LEBOVICH             DEBORAH
    REGION CODE    ADDRESS   : 148 CEDAR DR
        01         CITY      :    OLD TAPPAN
                   STATE/ZIP : NJ  07675
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,517.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   05/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0004997979     MORTGAGORS: SUDE                 GARY

    REGION CODE    ADDRESS   : 244 ALPINE DRIVE
        01         CITY      :    PARAMUS
                   STATE/ZIP : NJ  07652
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,172.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 59.80861
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,510,100.00
                               P & I AMT:     11,830.85
                               UPB AMT:   1,392,909.89

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           17
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0004999215     MORTGAGORS: MOSS                 SAMUEL
                               MOSS                 SHEILIA
    REGION CODE    ADDRESS   : 6201 WATER LILLY DRIVE
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30202
    MORTGAGE AMOUNT :   234,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,366.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,890.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0005203997     MORTGAGORS: MOSKOWITZ            RONALD

    REGION CODE    ADDRESS   : 220 SANTA ROSA AVENUE
        01         CITY      :    SAUSALITO
                   STATE/ZIP : CA  94965
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,251.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,333.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 42.25300
    -----------------------------------------------------------------
0   0005206248     MORTGAGORS: GRAHAM               WILLIAM
                               GRAHAM               CANDACE
    REGION CODE    ADDRESS   : 7708 WARFIELD ROAD
        01         CITY      :    GAITHERSBURG
                   STATE/ZIP : MD  20879
    MORTGAGE AMOUNT :   399,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    373,525.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,067.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.95992
    -----------------------------------------------------------------
0   0005213541     MORTGAGORS: GESTRE               NONITO
                               ST. CLAIR            PAMELA
    REGION CODE    ADDRESS   : 100 MISSION DRIVE
        01         CITY      :    GAITHERSBURG
                   STATE/ZIP : MD  20878
    MORTGAGE AMOUNT :   362,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,252.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,854.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 89.99189
    -----------------------------------------------------------------
0   0005216502     MORTGAGORS: IWASHITA             HISAMORI
                               IWASHITA             YUMIKO
    REGION CODE    ADDRESS   : 4042 LA SALLE AVENUE 1,2,3 & 4
        01         CITY      :    CULVER CITY
                   STATE/ZIP : CA  90230
    MORTGAGE AMOUNT :   484,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    450,537.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,901.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.01000  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      9.01000  PRODUCT CODE      :   002
    LTV :                 79.93399
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,781,150.00
                               P & I AMT:     14,047.02
                               UPB AMT:   1,666,932.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           18
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005225073     MORTGAGORS: OSBORNE              CYNTHIA
                               OSBORNE              ROBELTO
    REGION CODE    ADDRESS   : 13825 SW 108TH COURT
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33176
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,915.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,294.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.62500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0005226451     MORTGAGORS: VARNER               CARLTON
                               VARNER               CHARLOTTE
    REGION CODE    ADDRESS   : 2970 EAST CALIFORNIA BOULEVARD
        01         CITY      :    PASADENA
                   STATE/ZIP : CA  91107
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,061.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,347.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 28.09523
    -----------------------------------------------------------------
0   0005226592     MORTGAGORS: PARKES               MARY

    REGION CODE    ADDRESS   : 7 PIONEER ROAD
        01         CITY      :    WESTPORT
                   STATE/ZIP : CT  06880
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,913.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,061.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 53.80700
    -----------------------------------------------------------------
0   0005230107     MORTGAGORS: MCCARTHY             IAN

    REGION CODE    ADDRESS   : 40 OAK ST
        01         CITY      :    CRESSKILL
                   STATE/ZIP : NJ  07626
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,756.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.62500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005230305     MORTGAGORS: SOLLCOK              RONALD
                               SOLLOCK              PATRICIA
    REGION CODE    ADDRESS   : 7501 GLENNON DRIVE
        01         CITY      :    BESTHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,254.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,566.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,378,000.00
                               P & I AMT:     11,275.99
                               UPB AMT:   1,268,901.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           19
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005233028     MORTGAGORS: STANTON-REID         STEPHEN
                               STANTON-REID         SUSAN
    REGION CODE    ADDRESS   : 290 MENDON CENTER ROAD
        01         CITY      :    MENDON
                   STATE/ZIP : NY  14472
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,944.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,219.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005234521     MORTGAGORS: DAMEWOOD             JAMES
                               MORGAN               ROBIN
    REGION CODE    ADDRESS   : 9 MIDDLETON LANE
        01         CITY      :    NEW GARDEN TOWNSHIP
                   STATE/ZIP : PA  19350
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,080.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,132.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 78.82300
    -----------------------------------------------------------------
0   0005239355     MORTGAGORS: LIPPERT              FREDERICK
                               LIPPERT              NONA
    REGION CODE    ADDRESS   : 3518 RAYMOOR ROAD
        01         CITY      :    KENSINGTON
                   STATE/ZIP : MD  20895
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,647.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,360.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 63.82978
    -----------------------------------------------------------------
0   0005240494     MORTGAGORS: WYATT                GREGORY
                               WYATT                DIANE
    REGION CODE    ADDRESS   : 22146 TWIN OAKS COURT
        01         CITY      :    MURRIETA
                   STATE/ZIP : CA  92562
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,006.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,952.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 30.00000
    -----------------------------------------------------------------
0   0005242995     MORTGAGORS: GILMAN               IRWIN
                               GILMAN               JANE
    REGION CODE    ADDRESS   : 221 SOUTH GALE DRIVE 402
        01         CITY      :    BEVERLY HILLS
                   STATE/ZIP : CA  90211
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,534.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,974.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 68.57142
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,312,000.00
                               P & I AMT:     10,639.44
                               UPB AMT:   1,188,213.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           20
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005244660     MORTGAGORS: OJEDA                DAVID
                               OJEDA                SARA
    REGION CODE    ADDRESS   : 3465 BUENA VISTA AVENUE
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91208
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,148.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,903.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0005249222     MORTGAGORS: CARR                 JOHN
                               CARR                 SUSAN
    REGION CODE    ADDRESS   : 36 JERUSALEM ROAD
        01         CITY      :    COHASSET
                   STATE/ZIP : MA  02025
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,508.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,327.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0005253521     MORTGAGORS: MELOY                ROBERT
                               MELOY                MARGARETE
    REGION CODE    ADDRESS   : 3317 VISTA ROCOSA
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92025
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,143.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,189.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   02/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005255971     MORTGAGORS: COWAN                EVERARD
                               COWAN                DEBRA
    REGION CODE    ADDRESS   : 4 KYMBERLY DRIVE
        01         CITY      :    BOONTON TOWNSHIP
                   STATE/ZIP : NJ  07005
    MORTGAGE AMOUNT :   312,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,333.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,428.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 76.15800
    -----------------------------------------------------------------
0   0005257118     MORTGAGORS: HARD                 WARREN
                               HARD                 FRANCES
    REGION CODE    ADDRESS   : 1206 JOSHUA DRIVE
        01         CITY      :    E. GOSHEN
                   STATE/ZIP : PA  19380
    MORTGAGE AMOUNT :   262,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,613.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,064.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,493,150.00
                               P & I AMT:     11,913.56
                               UPB AMT:   1,377,748.18

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           21
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005258710     MORTGAGORS: YARA                 JUAN
                               YARA                 MILAGROS
    REGION CODE    ADDRESS   : 218 PARAMUS ROAD
        01         CITY      :    PARAMUS
                   STATE/ZIP : NJ  07652
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    497,497.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,462.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.62500  MATURITY DATE     :   05/01/22
    CURRENT INT RATE:      9.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0005263595     MORTGAGORS: BLACKBURN            PAUL
                               BLACKBURN            PEK
    REGION CODE    ADDRESS   : 1501 WALDEN DRIVE
        01         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   260,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    112,402.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 76.61764
    -----------------------------------------------------------------
0   0005266242     MORTGAGORS: PRESS                BARRY
                               PRESS                ROSETTE
    REGION CODE    ADDRESS   : 11 WHITE OAK LANE
        01         CITY      :    WESTON
                   STATE/ZIP : CT  06883
    MORTGAGE AMOUNT :   408,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,355.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,393.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   05/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005266630     MORTGAGORS: SHAHEEN              EDMUND
                               SHAHEEN              ADRIENNE
    REGION CODE    ADDRESS   : 20111 STARE STREET
        01         CITY      :    CHATSWORTH
                   STATE/ZIP : CA  91311
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,068.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,262.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005267737     MORTGAGORS: ALEXANDER            LANCELOT

    REGION CODE    ADDRESS   : 1844 KELTON AVENUE #103
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90025
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,267.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,440.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 88.23500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,765,500.00
                               P & I AMT:     14,631.91
                               UPB AMT:   1,531,590.34

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           22
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005268313     MORTGAGORS: WEISS                MARK
                               WEISS                LAURA
    REGION CODE    ADDRESS   : 9848 VIDOR DRIVE #201
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90035
    MORTGAGE AMOUNT :   258,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,344.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,220.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.75000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005268966     MORTGAGORS: MELTZER              STEVEN
                               MELTZER              KATHY
    REGION CODE    ADDRESS   : 300 OLD RANCH ROAD
        01         CITY      :    SEAL BEACH
                   STATE/ZIP : CA  90740
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,665.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,034.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 74.62600
    -----------------------------------------------------------------
0   0005278874     MORTGAGORS: REMBA                ZEV
                               REMBA                JOAN
    REGION CODE    ADDRESS   : 6435 EPPARD STREET
        01         CITY      :    FALLS CHURCH
                   STATE/ZIP : VA  22044
    MORTGAGE AMOUNT :   242,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,216.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   05/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 89.98144
    -----------------------------------------------------------------
0   0005279252     MORTGAGORS: PARK                 MOO
                               PARK                 SO
    REGION CODE    ADDRESS   : 2004 W. CHERRY DRIVE
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92668
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,974.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,984.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005299565     MORTGAGORS: KIM                  GEE

    REGION CODE    ADDRESS   : 12803 MOORSHIRE DRIVE
        01         CITY      :    CERRITOS
                   STATE/ZIP : CA  90701
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,110.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,018.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,226,900.00
                               P & I AMT:     10,207.82
                               UPB AMT:   1,156,311.52

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           23
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005300207     MORTGAGORS: EUM                  DAE
                               EUM                  MYO
    REGION CODE    ADDRESS   : 3010 WINDMILL ROAD
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90505
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,554.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,794.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005300306     MORTGAGORS: HESS                 RAYMOND
                               HESS                 NANCY
    REGION CODE    ADDRESS   : 602 CALLE BIENVENIDO
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,275.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,079.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 62.50000
    -----------------------------------------------------------------
0   0005300702     MORTGAGORS: LEINHAUSER           JEAN

    REGION CODE    ADDRESS   : 11986 CALLE PARRAL
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92128
    MORTGAGE AMOUNT :   277,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,151.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,233.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005303268     MORTGAGORS: ROMANA               ISAGANI
                               ROMANA               MERCEDITA
    REGION CODE    ADDRESS   : 1233 ESTEBAN TORRES DRIVE
        01         CITY      :    SOUTH EL MONTE
                   STATE/ZIP : CA  91733
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,725.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,043.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   03/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0005303417     MORTGAGORS: TSAI                 JOSEPH
                               TSAI                 CARRIE
    REGION CODE    ADDRESS   : 6367 MARYLAND DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90048
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,123.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,153.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 59.52381
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,481,600.00
                               P & I AMT:     12,304.17
                               UPB AMT:   1,367,829.43

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           24
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005306600     MORTGAGORS: SIMPSON              FRANK
                               SIMPSON              A.
    REGION CODE    ADDRESS   : 817 TREMAINE AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90005
    MORTGAGE AMOUNT :   293,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,186.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,437.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 45.07692
    -----------------------------------------------------------------
0   0005309091     MORTGAGORS: BEAM                 ROBERT
                               BEAM                 MATILDE
    REGION CODE    ADDRESS   : 562 HARBOR ROAD
        01         CITY      :    BRICK
                   STATE/ZIP : NJ  08723
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,315.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,909.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 67.41500
    -----------------------------------------------------------------
0   0005312715     MORTGAGORS: AH TYE               KIRK
                               AH TYE               DEBORAH
    REGION CODE    ADDRESS   : 3875 NATHAN ROAD
        03         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93110
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,632.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,500.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005314323     MORTGAGORS: AHDOUT               YOUSSEF
                               AHDOUT               NOOSHIN
    REGION CODE    ADDRESS   : 1935 GLENDON AVENUE #202
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90025
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,761.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,974.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0005315155     MORTGAGORS: WILSON               FRED
                               WILSON               KATHERINE
    REGION CODE    ADDRESS   : 1751 HORSESHOE BEND
        01         CITY      :    YARDLEY
                   STATE/ZIP : PA  19067
    MORTGAGE AMOUNT :   299,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,482.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,460.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 90.09000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,376,100.00
                               P & I AMT:     11,282.55
                               UPB AMT:   1,297,378.71

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           25
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005315288     MORTGAGORS: SAMUDA               BARRINGTON

    REGION CODE    ADDRESS   : 8100 HOLLYGATE DRIVE
        01         CITY      :    GLENN DALE
                   STATE/ZIP : MD  20769
    MORTGAGE AMOUNT :   245,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,052.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 89.59700
    -----------------------------------------------------------------
0   0005322011     MORTGAGORS: PUN                  HENRY

    REGION CODE    ADDRESS   : 21331 E. STOCKTON PASS ROAD
        01         CITY      :    WALNUT
                   STATE/ZIP : CA  91789
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,051.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,690.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005325154     MORTGAGORS: KOOLMEYER            RICHARD
                               KOOLMEYER            ROSA
    REGION CODE    ADDRESS   : 6201 SW 120 STREET
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33156
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,928.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,858.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 68.00000
    -----------------------------------------------------------------
0   0005328703     MORTGAGORS: MINOR                LAWREN
                               MINOR                PAULA
    REGION CODE    ADDRESS   : 1248-1250 HI POINT STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90035
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,589.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,043.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 74.00000
    -----------------------------------------------------------------
0   0005328778     MORTGAGORS: GHARABEGIAN          ARMEN
                               GHARABEGIAN          HILDA
    REGION CODE    ADDRESS   : 2300 MAPLE AVENUE #221
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,878.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,106.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 78.76923
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,531,700.00
                               P & I AMT:     12,720.89
                               UPB AMT:   1,447,500.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           26
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005333166     MORTGAGORS: BEVERLY              WILLIAM
                               BEVERLY              STEPHANIE
    REGION CODE    ADDRESS   : 1208 LYNNGROVE DRIVE
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   297,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,443.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,474.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0005344700     MORTGAGORS: LEE                  KEN
                               LEE                  LINDA
    REGION CODE    ADDRESS   : 8316 TURNBERRY COURT
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   451,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    425,888.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,628.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 76.44000
    -----------------------------------------------------------------
0   0005346531     MORTGAGORS: OREFICE              MICHAEL
                               OREFICE              ROBIN
    REGION CODE    ADDRESS   : 22030 W JODI PLACE
        01         CITY      :    SANTA CLARITA
                   STATE/ZIP : CA  91350
    MORTGAGE AMOUNT :   232,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,668.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,931.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0005352307     MORTGAGORS: HARKER               SHARLEEN
                               HARKER               KENNETH
    REGION CODE    ADDRESS   : 7815 E VIEWMONT COURT
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    210,883.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0005354501     MORTGAGORS: TY                   PAUL
                               TAN                  TERESITA
    REGION CODE    ADDRESS   : 1842 MCCOLLUM STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90026
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,911.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,440.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 56.60377
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,519,200.00
                               P & I AMT:     12,459.24
                               UPB AMT:   1,419,795.74

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           27
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005364831     MORTGAGORS: CROUCH               STANLEY
                               CROUCH               LORI
    REGION CODE    ADDRESS   : 6867 DARTMOOR WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,578.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,950.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005366356     MORTGAGORS: LEELAPUMIPONGCHAI    CHOTICHAI
                               LEELAPUMIPONGCHAI    NUNTAPORN
    REGION CODE    ADDRESS   : 1990 HOLLY OAK DRIVE
        01         CITY      :    MONTEREY PARK
                   STATE/ZIP : CA  91754
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    216,312.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,988.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.62500  MATURITY DATE     :   05/01/22
    CURRENT INT RATE:      9.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0005366513     MORTGAGORS: MERCHEY              MORTON

    REGION CODE    ADDRESS   : 9216 DINSDALE STREET
        01         CITY      :    DOWNEY
                   STATE/ZIP : CA  90240
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,021.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,879.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   05/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 72.16494
    -----------------------------------------------------------------
0   0005369608     MORTGAGORS: POWITCHKO            JOHN
                               POWITCHKO            KATHERINE
    REGION CODE    ADDRESS   : 505 BRIGHTS LANE
        01         CITY      :    LOWER GWYNEDD TOWNSHIP
                   STATE/ZIP : PA  19422
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,196.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,906.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005370861     MORTGAGORS: VOTANO               LUIGI
                               VOTANO               AUDREY
    REGION CODE    ADDRESS   : 16926 KNIGHTSBRIDGE LN
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33484
    MORTGAGE AMOUNT :   308,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,693.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,569.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 79.99600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,372,950.00
                               P & I AMT:     11,295.73
                               UPB AMT:   1,292,802.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           28
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005372735     MORTGAGORS: O'FARRELL            DAVID
                               O'FARRELL            AMY
    REGION CODE    ADDRESS   : 9806 GRANT LINE ROAD
        01         CITY      :    ELK GROVE
                   STATE/ZIP : CA  95624
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,702.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,440.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   05/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005380068     MORTGAGORS: VERES                JACK
                               VERES                SALLY
    REGION CODE    ADDRESS   : 149 CROFTON HILLS LANE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20850
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,777.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,371.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005380944     MORTGAGORS: CRIMMINS             RICHARD
                               CRIMMINS             MARILYN
    REGION CODE    ADDRESS   : 821 DARLINGTON AVENUE
        01         CITY      :    MAHWAH
                   STATE/ZIP : NJ  07430
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,281.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,768.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005381215     MORTGAGORS: ZICCARDI             MICHAEL
                               ZICCARDI             BARBARA
    REGION CODE    ADDRESS   : 3096 STRATFORD COURT
        01         CITY      :    RIVA
                   STATE/ZIP : MD  21140
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,410.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,252.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 69.13500
    -----------------------------------------------------------------
0   0005382114     MORTGAGORS: SGRIGNOLI            RICHARD
                               SGRIGNOLI            ELIZABETH
    REGION CODE    ADDRESS   : 323 NEW DARLINGTON ROAD
        01         CITY      :    MIDDLETOWN TOWNSHIP
                   STATE/ZIP : PA  19063
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,709.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,162.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 55.31900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,500,000.00
                               P & I AMT:     11,996.67
                               UPB AMT:   1,394,881.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           29
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005383211     MORTGAGORS: PAOLIN               JOHN
                               PAOLIN               DOLORES
    REGION CODE    ADDRESS   : 720 COX ROAD
        01         CITY      :    MOORESTOWN TOWNSHIP
                   STATE/ZIP : NJ  08057
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,352.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,360.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 74.07407
    -----------------------------------------------------------------
0   0005383740     MORTGAGORS: LEE                  CHONG
                               LEE                  SEUNG
    REGION CODE    ADDRESS   : 13158 ACLARE STREET
        01         CITY      :    CERRITOS
                   STATE/ZIP : CA  90701
    MORTGAGE AMOUNT :   235,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    205,314.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,004.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.62500  MATURITY DATE     :   05/01/22
    CURRENT INT RATE:      9.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0005383823     MORTGAGORS: FEMENELLA            ARTHUR
                               FEMENELLA            NANCY
    REGION CODE    ADDRESS   : 3 BRIGHTON COURT
        01         CITY      :    CLINTON TOWNSHIP
                   STATE/ZIP : NJ  08801
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,169.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,966.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 64.10256
    -----------------------------------------------------------------
0   0005394465     MORTGAGORS: MATTINGLY            R.
                               MATTINGLY            DORIS
    REGION CODE    ADDRESS   : 3918 PROSPECT STREET
        01         CITY      :    KENSINGTON
                   STATE/ZIP : MD  20895
    MORTGAGE AMOUNT :   490,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    462,328.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,898.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0005399050     MORTGAGORS: VILORIA              OSCAR
                               VILORIA              ROSALINDA
    REGION CODE    ADDRESS   : 14 SUSSEX PLACE
        01         CITY      :    BRONXVILLE
                   STATE/ZIP : NY  10708
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,858.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,115.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,547,800.00
                               P & I AMT:     12,345.38
                               UPB AMT:   1,424,023.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           30
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005399423     MORTGAGORS: HARE                 NIXON
                               HARE                 CAROLINE
    REGION CODE    ADDRESS   : 23 PLANTERS ROW
        01         CITY      :    SKILLMAN
                   STATE/ZIP : NJ  08558
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,707.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,343.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 85.00000
    -----------------------------------------------------------------
0   0005401401     MORTGAGORS: CLARK                ROBERT
                               CLARK                ALINE
    REGION CODE    ADDRESS   : 6321 BROCKETT'S CROSSING
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22310
    MORTGAGE AMOUNT :   314,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,729.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,418.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 89.98500
    -----------------------------------------------------------------
0   0005402847     MORTGAGORS: GOODRICH             M.
                               BRYSON               BRENT
    REGION CODE    ADDRESS   : 1093 LORAN COURT
        01         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    199,965.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,947.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0005407374     MORTGAGORS: ROBERTS              WILLIAM
                               BARTA                PAULA
    REGION CODE    ADDRESS   : 376 NEWTON STREET
        01         CITY      :    BROOKLINE
                   STATE/ZIP : MA  02167
    MORTGAGE AMOUNT :   438,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    412,837.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,410.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 79.00900
    -----------------------------------------------------------------
0   0005410923     MORTGAGORS: PAPPANICHOLAOU       BILL
                               PAPPANICHOLAOU       TRACY
    REGION CODE    ADDRESS   : 2 VIRGINIA PLACE
        01         CITY      :    LARCHMONT
                   STATE/ZIP : NY  10538
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,955.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,866.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,657,500.00
                               P & I AMT:     12,986.14
                               UPB AMT:   1,528,194.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           31
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005412119     MORTGAGORS: UTLEY                CLIFFORD
                               UTLEY                BARBARA
    REGION CODE    ADDRESS   : 15202 JOPPA PLACE
        01         CITY      :    UPPER MARLBORO
                   STATE/ZIP : MD  20772
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,280.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,933.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0005414339     MORTGAGORS: SINGH                GOPAL
                               SINGH                REGINA
    REGION CODE    ADDRESS   : 12120 SPY GLASS HILL ROAD
        01         CITY      :    WHITTIER
                   STATE/ZIP : CA  90601
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    204,487.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,909.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 64.34316
    -----------------------------------------------------------------
0   0005417548     MORTGAGORS: YUN                  CHANG
                               YUN                  IN
    REGION CODE    ADDRESS   : 229-231 S. ORANGE DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90036
    MORTGAGE AMOUNT :   491,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,991.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,039.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 78.56000
    -----------------------------------------------------------------
0   0005418991     MORTGAGORS: LONG                 LARRY
                               LONG                 VICKI
    REGION CODE    ADDRESS   : 40390 VIA CABALLOS
        01         CITY      :    MURRIETA
                   STATE/ZIP : CA  92362
    MORTGAGE AMOUNT :   338,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,104.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,784.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 79.08878
    -----------------------------------------------------------------
0   0005420807     MORTGAGORS: ABDULSAMAD           JABARI

    REGION CODE    ADDRESS   : 110 VICTORIA DRIVE
        01         CITY      :    FAYETTEVILLE
                   STATE/ZIP : GA  30214
    MORTGAGE AMOUNT :   495,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    466,513.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,938.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 79.83871
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,807,500.00
                               P & I AMT:     14,605.52
                               UPB AMT:   1,675,377.15

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           32
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005420930     MORTGAGORS: RUIZ                 ILDEFONSO
                               RUIZ                 ANDREA
    REGION CODE    ADDRESS   : 11 CHICORY BEND COURT
        01         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95831
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,363.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,092.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005421292     MORTGAGORS: CHEY                 NEANG
                               KEO                  BORY
    REGION CODE    ADDRESS   : 2909 19TH STREET
        01         CITY      :    SIGNAL HILL
                   STATE/ZIP : CA  90804
    MORTGAGE AMOUNT :   253,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,884.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,132.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005421300     MORTGAGORS: WHITE                MARA

    REGION CODE    ADDRESS   : 638 MILWOOD AVENUE
        01         CITY      :    VENICE
                   STATE/ZIP : CA  90291
    MORTGAGE AMOUNT :   323,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,493.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,628.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0005421359     MORTGAGORS: PLUIMER              RICKEY
                               PLUIMER              PAMELA
    REGION CODE    ADDRESS   : 24651 VIA TEQUILA
        01         CITY      :    LAKE FOREST
                   STATE/ZIP : CA  92630
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,205.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,931.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 89.21900
    -----------------------------------------------------------------
0   0005421631     MORTGAGORS: STILZ                ROBERT

    REGION CODE    ADDRESS   : 11961 STEWARTON DRIVE
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,537.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,265.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,364,700.00
                               P & I AMT:     11,050.07
                               UPB AMT:   1,275,484.08

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           33
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005421847     MORTGAGORS: TARQUIN              FRANK

    REGION CODE    ADDRESS   : 10506 WOODVIEW CIRCLE
        01         CITY      :    ORANGE PARK ACRES
                   STATE/ZIP : CA  92669
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,937.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,985.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 22.18100
    -----------------------------------------------------------------
0   0005421920     MORTGAGORS: DEMARZO              PETER
                               DEMARZO              AGINAH
    REGION CODE    ADDRESS   : 1170 DEXTER PLACE
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92029
    MORTGAGE AMOUNT :   277,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,643.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,257.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 61.66666
    -----------------------------------------------------------------
0   0005421953     MORTGAGORS: HUGUS                ELEANOR

    REGION CODE    ADDRESS   : 5750 CAMINITO EMPRESA
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,917.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,473.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0005422068     MORTGAGORS: EDWARDS              STEVE
                               EDWARDS              JULIE
    REGION CODE    ADDRESS   : 969 LA FELICE LANE
        01         CITY      :    FALLBROOK
                   STATE/ZIP : CA  92028
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,642.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,596.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0005422092     MORTGAGORS: GIBBS                STEPHEN
                               GIBBS                LINDA
    REGION CODE    ADDRESS   : 402 RANCHO LA MIRADA ROAD
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92025
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,752.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,927.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 72.05800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,400,500.00
                               P & I AMT:     11,240.06
                               UPB AMT:   1,321,893.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           34
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0005422324     MORTGAGORS: KAYE                 DOUGLAS
                               BEHRENDT             JACK
    REGION CODE    ADDRESS   : 4923 CARTWRIGHT AVENUE
        01         CITY      :    NORTH HOLLYWOOD
                   STATE/ZIP : CA  91601
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,677.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,162.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 74.28500
    -----------------------------------------------------------------
0   0005422498     MORTGAGORS: SMITH                CLAUDE
                               SMITH                PATRICIA
    REGION CODE    ADDRESS   : 1770 SURFSIDE PLACE
        01         CITY      :    BYRON
                   STATE/ZIP : CA  94514
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,365.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,999.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 75.93700
    -----------------------------------------------------------------
0   0005423124     MORTGAGORS: ENDLER               HERMAN
                               ENDLER               FRUMA
    REGION CODE    ADDRESS   : 4041 SAPPHIRE DRIVE
        01         CITY      :    ENCINO
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   416,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    394,784.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,497.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.50000  MATURITY DATE     :   06/01/22
    CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
    LTV :                 63.51100
    -----------------------------------------------------------------
0   0005423223     MORTGAGORS: DAWSON               MARY

    REGION CODE    ADDRESS   : 1616 OAK TREE LANE
        01         CITY      :    GLENDORA
                   STATE/ZIP : CA  91740
    MORTGAGE AMOUNT :   318,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,055.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,622.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   07/01/22
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007695224     MORTGAGORS: SIEPSER              STUART

    REGION CODE    ADDRESS   : 173 FRITZ LANE
        01         CITY      :    BLOOMINGDALE
                   STATE/ZIP : NJ  07403
    MORTGAGE AMOUNT :   316,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,090.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,215.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,554,550.00
                               P & I AMT:     12,497.00
                               UPB AMT:   1,484,973.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           35
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007698954     MORTGAGORS: JONSON               GERALD
                               JONSON               KATHLEEN
    REGION CODE    ADDRESS   : 3024 211TH AVENUE NORTHEAST,
        02         CITY      :    REDMOND,
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,162.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 76.92300
    -----------------------------------------------------------------
0   0007699150     MORTGAGORS: FABER                WILLIAM
                               FABER                PATRICIA
    REGION CODE    ADDRESS   : 9 GREEN TEAL TRAIL
        02         CITY      :    BALD HEAD ISLAND
                   STATE/ZIP : NC  28461
    MORTGAGE AMOUNT :   456,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    455,286.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,110.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007699820     MORTGAGORS: FULTON               SUSAN

    REGION CODE    ADDRESS   : 1717 P STREET NW UNIT E
        02         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20036
    MORTGAGE AMOUNT :   261,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,880.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,760.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.44400
    -----------------------------------------------------------------
0   0007699838     MORTGAGORS: LOVING               CHRISTOPHER
                               LOVING               DEBRA
    REGION CODE    ADDRESS   : 17801 SANDS ROAD
        02         CITY      :    HAMILTON
                   STATE/ZIP : VA  20158
    MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,686.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,735.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007700388     MORTGAGORS: AHMED                GHAZALA
                               AHMED                IJAZ
    REGION CODE    ADDRESS   : 8980 KILGORE ROAD
        02         CITY      :    ORLANDO
                   STATE/ZIP : FL  32836
    MORTGAGE AMOUNT :   800,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    798,473.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,457.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   015
    LTV :                 38.09500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,009,550.00
                               P & I AMT:     13,855.12
                               UPB AMT:   2,005,489.80

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           36
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007700727     MORTGAGORS: WHITMIRE             INEZ
                               WHITMIRE             DAVID
    REGION CODE    ADDRESS   : 10103 LINDFORD TERRACE
        02         CITY      :    LANHAM
                   STATE/ZIP : MD  20706
    MORTGAGE AMOUNT :   263,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,937.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,796.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 84.98700
    -----------------------------------------------------------------
0   0007700826     MORTGAGORS: FULFORD              OTIS
                               FULFORD              NANCY
    REGION CODE    ADDRESS   : 6300 BRADFORD LANDING DRIVE
        02         CITY      :    GLEN ALLEN
                   STATE/ZIP : VA  23060
    MORTGAGE AMOUNT :   239,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,215.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,614.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007700925     MORTGAGORS: FLEISHMAN            MORTON
                               FLEISHMAN            RHEA
    REGION CODE    ADDRESS   : 3341 DIAMOND KEY COURT
        02         CITY      :    PUNTA GORDA
                   STATE/ZIP : FL  33955
    MORTGAGE AMOUNT :   475,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    474,620.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,200.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.85294
    -----------------------------------------------------------------
0   0007700941     MORTGAGORS:   BAUGHMAN           KENNETH
                               BAUGHMAN             CHERYL
    REGION CODE    ADDRESS   : 21 DEMBEIGH HILL CIRCLE
        02         CITY      :    BALTIMORE
                   STATE/ZIP : MD  21210
    MORTGAGE AMOUNT :   363,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,723.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,507.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.80700
    -----------------------------------------------------------------
0   0007700958     MORTGAGORS: GROVAC               TIMOTHY
                               GROVAC               LORELLE
    REGION CODE    ADDRESS   : 10002 BEACH MILL ROAD
        02         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   295,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,220.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,092.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 73.36200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,636,600.00
                               P & I AMT:     11,210.68
                               UPB AMT:   1,634,718.09

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           37
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007701121     MORTGAGORS: MATHEU               FEDERICO
                               MATHEU               VIANSKA
    REGION CODE    ADDRESS   : 2793 DYLAN SCHAR CT.
        02         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   370,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,333.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,561.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99568
    -----------------------------------------------------------------
0   0007701253     MORTGAGORS:   TOLTZIS            ROBERT
                               TOLTZIS              ADELLE
    REGION CODE    ADDRESS   : 590 CAMBRIDGE WAY
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30328
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,615.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,616.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007701428     MORTGAGORS:   FRANKS             DEWEY
                               FRANKS               SONDRA
    REGION CODE    ADDRESS   : 3444 HARBOUR FRONT WAY
        02         CITY      :    KNOXVILLE
                   STATE/ZIP : TN  37922
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    648,957.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,379.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.65200
    -----------------------------------------------------------------
0   0007701527     MORTGAGORS: BASSNEY              PATRICK
                               BASSNEY              NANCY
    REGION CODE    ADDRESS   : 6560 MONTICELLO CT
        02         CITY      :    RENO
                   STATE/ZIP : NV  89509
    MORTGAGE AMOUNT :   239,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,862.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,673.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007701584     MORTGAGORS: LACEY                TUDOR
                               LACEY                SUSAN
    REGION CODE    ADDRESS   : 11431 EAST SPEEDWAY BLVD
        02         CITY      :    TUCSON
                   STATE/ZIP : AZ  85748
    MORTGAGE AMOUNT :   389,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,890.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,657.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 64.91600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,889,800.00
                               P & I AMT:     12,888.83
                               UPB AMT:   1,886,659.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           38
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007707110     MORTGAGORS: SORINI               MARC
                               SORINI               PATRICIA
    REGION CODE    ADDRESS   : 706 SMALLWOOD ROAD
        02         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20850
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,573.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,602.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007707136     MORTGAGORS: GRIBBIN              MICHAEL
                               GRIBBIN              CYNTHIA
    REGION CODE    ADDRESS   : 1329 EAGLE RIDGE RUN
        02         CITY      :    BEL AIR
                   STATE/ZIP : MD  21014
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,593.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,837.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.87600
    -----------------------------------------------------------------
0   0007707227     MORTGAGORS: FAIN                 NORMAN
                               FAIN                 KAREN
    REGION CODE    ADDRESS   : 145 E. LAMAR
        02         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85012
    MORTGAGE AMOUNT :   391,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    390,917.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,737.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007707235     MORTGAGORS: MCKINLEY             HERBERT

    REGION CODE    ADDRESS   : 6204 STONEY BLUFF COURT
        02         CITY      :    WAKE FOREST
                   STATE/ZIP : NC  27587
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,239.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,463.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007707250     MORTGAGORS: ALEARDI              KEITH
                               ALEARDI              KRISTIN
    REGION CODE    ADDRESS   : 949 SOUTH NEW STREET
        02         CITY      :    TOWNSHIP OF WESTTOWN
                   STATE/ZIP : PA  19382
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,555.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,734.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,516,500.00
                               P & I AMT:     10,374.10
                               UPB AMT:   1,513,879.18

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           39
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007707268     MORTGAGORS: LINDSAY              JAMES
                               LINDSAY              CRYSTAL
    REGION CODE    ADDRESS   : 16 KNOTTINGHAM DRIVE
        02         CITY      :    VOORHEES
                   STATE/ZIP : NJ  08043
    MORTGAGE AMOUNT :   378,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    377,408.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,578.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007707276     MORTGAGORS: ALCORN               DONALD
                               ALCORN               JANET
    REGION CODE    ADDRESS   : 201 OVERLOOK DRIVE
        02         CITY      :    QUEENSTOWN
                   STATE/ZIP : MD  21658
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,523.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.72700
    -----------------------------------------------------------------
0   0007707284     MORTGAGORS: GRILLO               ROBERT
                               GRILLO               TERESA
    REGION CODE    ADDRESS   : 49 VAN SCHAIK LANE
        02         CITY      :    WYCKOFF
                   STATE/ZIP : NJ  07481
    MORTGAGE AMOUNT :   270,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,556.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,917.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.97400
    -----------------------------------------------------------------
0   0007707300     MORTGAGORS: WEST                 TROY
                               WEST                 KRISTI
    REGION CODE    ADDRESS   : 4420 MCDONALD DRIVE COURT
        02         CITY      :    STILLWATER
                   STATE/ZIP : MN  55082
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,504.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007707318     MORTGAGORS: SAUMBY               JAMES
                               SAUMBY               CLAIRE
    REGION CODE    ADDRESS   : 2025 SOUTH SHORE DRIVE
        02         CITY      :    MONTGOMERY
                   STATE/ZIP : TX  77356
    MORTGAGE AMOUNT :   303,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,520.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,120.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.75300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,605,150.00
                               P & I AMT:     11,182.30
                               UPB AMT:   1,602,513.43

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           40
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007707326     MORTGAGORS: SHIFFLETT            EUGENE
                               SHIFFLETT            RITA
    REGION CODE    ADDRESS   : 98 PLUME COURT
        02         CITY      :    FREDERICKSBURG
                   STATE/ZIP : VA  22406
    MORTGAGE AMOUNT :   284,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,465.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,967.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 94.99800
    -----------------------------------------------------------------
0   0007707334     MORTGAGORS: YUSI                 JENNIFER
                               YUSI                 ANTHONY
    REGION CODE    ADDRESS   : 3083 PUHALA RISE
        02         CITY      :    HONOLULU
                   STATE/ZIP : HI  96822
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,328.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,038.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007707342     MORTGAGORS: BAO                  HAN
                               BAO                  YEN
    REGION CODE    ADDRESS   : 204 SIGNAL QUAY
        02         CITY      :    CHESAPEAKE
                   STATE/ZIP : VA  23320
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,564.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,763.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.71400
    -----------------------------------------------------------------
0   0007707359     MORTGAGORS: BAROLD               HELEN

    REGION CODE    ADDRESS   : 2265 RABBIT HOLLOWE CIRCLE
        02         CITY      :    DELRAY BEACH
                   STATE/ZIP : FL  33445
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,910.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,771.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007707367     MORTGAGORS: GRUBER               GREGORY
                               GRUBER               SUZANNE
    REGION CODE    ADDRESS   : 3720 DARCUS STREET
        02         CITY      :    HOUSTON
                   STATE/ZIP : TX  77005
    MORTGAGE AMOUNT :   554,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    553,553.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,829.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,800,800.00
                               P & I AMT:     12,370.47
                               UPB AMT:   1,797,822.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           41
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007710825     MORTGAGORS: AJAYI                ADEBOWALE

    REGION CODE    ADDRESS   : 2004 FOXMEADOW WAY
        02         CITY      :    BOWIE
                   STATE/ZIP : MD  20721
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,127.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,815.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 93.27200
    -----------------------------------------------------------------
0   0007710833     MORTGAGORS: TRUSKOLASKI          FRANK
                               TRUSKOLASKI          JENNIFER
    REGION CODE    ADDRESS   : 11523 EAST RANCH GATE ROAD
        02         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   280,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,377.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,938.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 94.99100
    -----------------------------------------------------------------
0   0007710858     MORTGAGORS: JANGRO               SCOTT
                               ERBAN                ELIZABETH
    REGION CODE    ADDRESS   : 269 STILL RIVER ROAD
        02         CITY      :    BOLTON
                   STATE/ZIP : MA  01740
    MORTGAGE AMOUNT :   261,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,220.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,851.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007710874     MORTGAGORS: BUCK                 ROBERT
                               DEMOORE              CYNTHIA
    REGION CODE    ADDRESS   : 1444 TWILIGHT PLACE
        02         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95409
    MORTGAGE AMOUNT :   283,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,184.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00100
    -----------------------------------------------------------------
0   0007710882     MORTGAGORS: CLANON               DAVID
                               CLANON               ELAINE
    REGION CODE    ADDRESS   : 90 CIELO AZUL ROAD
        02         CITY      :    CORRALES
                   STATE/ZIP : NM  87048
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,712.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,425.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,442,150.00
                               P & I AMT:      9,988.24
                               UPB AMT:   1,440,622.06

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           42
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007710908     MORTGAGORS: RODRIGUEZ            BENJAMIN
                               RODRIGUEZ            SARITA
    REGION CODE    ADDRESS   : 30811 13TH PLACE SOUTH #23
        02         CITY      :    FEDERAL WAY
                   STATE/ZIP : WA  98003
    MORTGAGE AMOUNT :    88,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     87,791.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       600.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007710924     MORTGAGORS: MILLNER              STEVEN
                               MILLNER              BETH
    REGION CODE    ADDRESS   : 422 E. 72ND STREET APT. 20E
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10021
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,955.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,417.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   03/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 56.00000
    -----------------------------------------------------------------
0   0007710932     MORTGAGORS: JONG                 ELAINE

    REGION CODE    ADDRESS   : 6527 52ND AVENUE NORTHEAST
        02         CITY      :    SEATTLE
                   STATE/ZIP : WA  98115
    MORTGAGE AMOUNT :   438,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    438,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,025.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.00000
    -----------------------------------------------------------------
0   0007710940     MORTGAGORS: FONTE                DANIEL
                               FONTE                MELISSA
    REGION CODE    ADDRESS   : 3561 COUR DU VIN
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   327,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,342.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,181.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 72.94700
    -----------------------------------------------------------------
0   0007710957     MORTGAGORS: MCDONALD             BRIAN
                               MCDONALD             PATRICIA
    REGION CODE    ADDRESS   : 12 BROKEN TREE ROAD
        02         CITY      :    MEDWAY
                   STATE/ZIP : MA  02053
    MORTGAGE AMOUNT :   274,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,108.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,848.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,478,300.00
                               P & I AMT:     10,073.07
                               UPB AMT:   1,475,197.81

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           43
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007710965     MORTGAGORS: HUFFMAN              STEVEN

    REGION CODE    ADDRESS   : 1929 WINCHESTER ROAD
        02         CITY      :    XENIA
                   STATE/ZIP : OH  45385
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,619.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,927.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 74.93000
    -----------------------------------------------------------------
0   0007710973     MORTGAGORS: STRONG               JAY
                               STRONG               MARY
    REGION CODE    ADDRESS   : 3 CAMARGO PINES
        02         CITY      :    CINCINNATI
                   STATE/ZIP : OH  45243
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,612.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,918.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 66.17600
    -----------------------------------------------------------------
0   0007710981     MORTGAGORS: HORTON               EDWARD
                               HORTON               JOYCE
    REGION CODE    ADDRESS   : 11 QUAIL COURT
        02         CITY      :    KINNELON
                   STATE/ZIP : NJ  07405
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,733.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,417.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 53.84600
    -----------------------------------------------------------------
0   0007710999     MORTGAGORS: SMITH                ERIC
                               SMITH                LAURIE
    REGION CODE    ADDRESS   : 63 LAMBERT DRIVE
        02         CITY      :    SPARTA
                   STATE/ZIP : NJ  07871
    MORTGAGE AMOUNT :   306,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,166.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,116.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711005     MORTGAGORS: LAZAR                MICHAEL
                               LAZAR                ANN
    REGION CODE    ADDRESS   : 2 VICTORIA PINES LANE
        02         CITY      :    ANDOVER
                   STATE/ZIP : NJ  07848
    MORTGAGE AMOUNT :   304,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,484.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,106.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,680,350.00
                               P & I AMT:     11,485.67
                               UPB AMT:   1,678,616.61

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           44
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711013     MORTGAGORS: CERNIKOVSKY          TOMAS
                               CERNIKOVSKY          BARBARA
    REGION CODE    ADDRESS   : #11 C 145 NASSAU STREET
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10038
    MORTGAGE AMOUNT :   475,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    473,611.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,362.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 46.34146
    -----------------------------------------------------------------
0   0007711021     MORTGAGORS: RABINOWITZ           MARC

    REGION CODE    ADDRESS   : 8 NURSERY COURT
        02         CITY      :    NORWALK
                   STATE/ZIP : CT  06850
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,741.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,521.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711039     MORTGAGORS: BARTOW               LEE
                               JAECKEL              BARBARA
    REGION CODE    ADDRESS   : 4 CLEMENS COURT
        02         CITY      :    EAST SETAUKET
                   STATE/ZIP : NY  11733
    MORTGAGE AMOUNT :   311,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,751.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,095.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.76900
    -----------------------------------------------------------------
0   0007711047     MORTGAGORS: MILLER               STEVE
                               MEYER                DODI
    REGION CODE    ADDRESS   : 1R & 1F 133 WEST 81ST STREET
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10024
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,283.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 32.00000
    -----------------------------------------------------------------
0   0007711070     MORTGAGORS: LEWCZAK              JOSEPH
                               FRAZIER              FELICIA
    REGION CODE    ADDRESS   : 15 SUTHERLAND ROAD
        02         CITY      :    MONTCLAIR
                   STATE/ZIP : NJ  07042
    MORTGAGE AMOUNT :   414,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    413,700.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,930.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,872,000.00
                               P & I AMT:     13,146.84
                               UPB AMT:   1,868,087.96

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           45
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711088     MORTGAGORS: ALAS                 MANNY
                               ALAS                 MARY
    REGION CODE    ADDRESS   : 2 TERRACE COURT
        02         CITY      :    PORT WASHINGTON
                   STATE/ZIP : NY  11050
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,665.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,038.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.51000
    -----------------------------------------------------------------
0   0007711096     MORTGAGORS: FRIEDMAN             MARC
                               GERMANO              ENZA
    REGION CODE    ADDRESS   : 50 OXFORD ROAD
        02         CITY      :    YONKERS
                   STATE/ZIP : NY  10710
    MORTGAGE AMOUNT :   244,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,795.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,728.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007711104     MORTGAGORS: STERNHEIM            MARCI
                               GARDNER              SAMUEL
    REGION CODE    ADDRESS   : 390 RIDGEFIELD ROAD
        02         CITY      :    WILTON
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,432.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,569.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711112     MORTGAGORS: BEALL                JEFFRY
                               BEALL                PATRICIA
    REGION CODE    ADDRESS   : 5930 EAST EXETER BOULEVARD
        02         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85018
    MORTGAGE AMOUNT :   474,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    473,220.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,153.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.81800
    -----------------------------------------------------------------
0   0007711120     MORTGAGORS: HOULTON              ALAN
                               HOULTON              HOPE
    REGION CODE    ADDRESS   : 2728 CAROLINA WAY
        02         CITY      :    HOUSTON
                   STATE/ZIP : TX  77005
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,590.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,326.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.02200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,030,150.00
                               P & I AMT:     13,816.44
                               UPB AMT:   2,027,703.57

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           46
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711138     MORTGAGORS: RAUCHWARG            GLENN
                               RAUCHWARG            MICHELE
    REGION CODE    ADDRESS   : 3905 SHADY LANE
        02         CITY      :    WILLIAMSBURG
                   STATE/ZIP : VA  23188
    MORTGAGE AMOUNT :   114,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    114,570.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       782.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99800
    -----------------------------------------------------------------
0   0007711146     MORTGAGORS: LAFEMINA             BRIAN

    REGION CODE    ADDRESS   : 753 OAK AVENUE
        02         CITY      :    WESTFIELD
                   STATE/ZIP : NJ  07090
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,768.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,099.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711153     MORTGAGORS: HUMPHREY             VICTOR
                               HUMPHREY             CATHY
    REGION CODE    ADDRESS   : 1200 REGINA STREET
        02         CITY      :    ROCKLIN
                   STATE/ZIP : CA  95765
    MORTGAGE AMOUNT :   149,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    148,816.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,016.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.98700
    -----------------------------------------------------------------
0   0007711161     MORTGAGORS: MILLER               MARION

    REGION CODE    ADDRESS   : 2119 G STREET
        02         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95816
    MORTGAGE AMOUNT :   210,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    209,762.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,415.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99200
    -----------------------------------------------------------------
0   0007711179     MORTGAGORS: HEIDT                ROBERT
                               JOHNSTONE            JOYCE
    REGION CODE    ADDRESS   : 9400 KING ROAD
        02         CITY      :    LOOMIS
                   STATE/ZIP : CA  95650
    MORTGAGE AMOUNT :   253,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,222.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,031,500.00
                               P & I AMT:      7,087.95
                               UPB AMT:   1,030,141.19

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           47
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711187     MORTGAGORS: ADAMS                ROBERT

    REGION CODE    ADDRESS   : 1022 POWELL STREET #2
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94108
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,386.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,674.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711195     MORTGAGORS: LONG                 DENNIS
                               LONG                 FLORENCE
    REGION CODE    ADDRESS   : 160 MAONO PLACE
        02         CITY      :    HONOLULU
                   STATE/ZIP : HI  96821
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    599,037.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,042.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711203     MORTGAGORS: GOO                  CLINTON

    REGION CODE    ADDRESS   : 98-1315 ONIKINIKI PLACE
        02         CITY      :    AIEA
                   STATE/ZIP : HI  96701
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,511.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,905.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 49.74200
    -----------------------------------------------------------------
0   0007711211     MORTGAGORS: KOMENDANT            JOAN
                               PETERSON             PHILIP
    REGION CODE    ADDRESS   : 4640 VALLEY QUAIL LANE
        02         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95401
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,561.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.00800
    -----------------------------------------------------------------
0   0007711229     MORTGAGORS: NITKA                BENJAMIN
                               NITKA                HILARY
    REGION CODE    ADDRESS   : 72 THAYNES CANYON DRIVE
        02         CITY      :    PARK CITY
                   STATE/ZIP : UT  84060
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,400.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,387.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 58.33300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,892,000.00
                               P & I AMT:     12,717.20
                               UPB AMT:   1,888,897.78

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           48
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711237     MORTGAGORS: KOSCHEL              DANA
                               HUNTER               CAROLINE
    REGION CODE    ADDRESS   : 11 ALLAIRE WAY
        02         CITY      :    ALISO VIEJO
                   STATE/ZIP : CA  92656
    MORTGAGE AMOUNT :   186,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    186,611.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,305.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.98300
    -----------------------------------------------------------------
0   0007711245     MORTGAGORS: HACKETT              GARY
                               HACKETT              COLLEEN
    REGION CODE    ADDRESS   : 2563 TEMPLETON DRIVE
        02         CITY      :    REDDING
                   STATE/ZIP : CA  96002
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,814.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,685.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711252     MORTGAGORS: POWERS               GARY
                               POWERS               CINDY
    REGION CODE    ADDRESS   : 1214 RIDGEWOOD DRIVE
        02         CITY      :    LOVELAND
                   STATE/ZIP : OH  45140
    MORTGAGE AMOUNT :   288,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,925.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,965.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.98900
    -----------------------------------------------------------------
0   0007711260     MORTGAGORS: WEBER                SIMON
                               WEBER                ANI
    REGION CODE    ADDRESS   : 69 WEST SADDLE RIVER ROAD
        02         CITY      :    SADDLE RIVER
                   STATE/ZIP : NJ  07458
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,640.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,885.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 57.01700
    -----------------------------------------------------------------
0   0007711278     MORTGAGORS: BAILIN               DONALD
                               BAILIN               EUGENIA
    REGION CODE    ADDRESS   : 3 ADAMS STREET
        02         CITY      :    MARLBORO TWP.
                   STATE/ZIP : NJ  07751
    MORTGAGE AMOUNT :   286,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,773.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,001.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,265,100.00
                               P & I AMT:      8,843.09
                               UPB AMT:   1,263,765.74

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           49
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711286     MORTGAGORS: HAGEN                ANDREA

    REGION CODE    ADDRESS   : 139 NORTH MAIN STREET
        02         CITY      :    CRANBURY
                   STATE/ZIP : NJ  08512
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,586.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,017.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 67.85700
    -----------------------------------------------------------------
0   0007711294     MORTGAGORS: GONCALVES            VICTORINO
                               GONCALVES            FERNANDA
    REGION CODE    ADDRESS   : 30 SOUTHFIEDL DRIVE
        02         CITY      :    MONTGOMERY
                   STATE/ZIP : NJ  08502
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,482.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.54400
    -----------------------------------------------------------------
0   0007711302     MORTGAGORS: FEISS                ROBERT
                               FEISS                LORI
    REGION CODE    ADDRESS   : 67 MANOR DRIVE
        02         CITY      :    RAMSEY
                   STATE/ZIP : NJ  07446
    MORTGAGE AMOUNT :   227,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,981.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,588.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 51.04400
    -----------------------------------------------------------------
0   0007711310     MORTGAGORS: MERCHANT             AMIT
                               MERCHANT             SHREE
    REGION CODE    ADDRESS   : 20671 EAST PEACH BLOSSOM ROAD
        02         CITY      :    WALNUT
                   STATE/ZIP : CA  91789
    MORTGAGE AMOUNT :   269,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,394.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711328     MORTGAGORS: SMITH                WAYNE
                               SMITH                BARBARA
    REGION CODE    ADDRESS   : 6320 BALLANTINE PLACE
        02         CITY      :    OAK PARK
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,808.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,616.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 48.87300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,321,750.00
                               P & I AMT:      9,105.65
                               UPB AMT:   1,320,252.67

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           50
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711336     MORTGAGORS: LOPEZ                JESSE
                               CARRANZA-LOPEZ       ERENDIRA
    REGION CODE    ADDRESS   : 1260 GRAYNOLD AVENUE
        02         CITY      :    GLENDALE
                   STATE/ZIP : CA  91202
    MORTGAGE AMOUNT :   206,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    205,700.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,458.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711344     MORTGAGORS: SMITH  JR            STEPHEN
                               SMITH                ELLEN
    REGION CODE    ADDRESS   : 5 SHORT STREET
        02         CITY      :    MEDWAY
                   STATE/ZIP : MA  02053
    MORTGAGE AMOUNT :   199,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    199,609.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,414.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99100
    -----------------------------------------------------------------
0   0007711351     MORTGAGORS: NORDSTROM            BARRY

    REGION CODE    ADDRESS   : 8148 GILMAN COURT
        02         CITY      :    LA JOLLA
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   396,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,779.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,704.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99600
    -----------------------------------------------------------------
0   0007711369     MORTGAGORS: HOMON                PAUL
                               HOMON                CHRISTINE
    REGION CODE    ADDRESS   : 18028 BILNEY DRIVE
        02         CITY      :    OLNEY
                   STATE/ZIP : MD  20832
    MORTGAGE AMOUNT :   197,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    197,432.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,332.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99500
    -----------------------------------------------------------------
0   0007711377     MORTGAGORS: RICH                 DAVID
                               RICH                 DAWN
    REGION CODE    ADDRESS   : 22927 CATTAIL LANE
        02         CITY      :    CALIFORNIA
                   STATE/ZIP : MD  20619
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,794.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,800.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,264,050.00
                               P & I AMT:      8,710.32
                               UPB AMT:   1,262,317.07

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           51
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711385     MORTGAGORS: GREENBERG            HENRY
                               GREENBERG            ANN
    REGION CODE    ADDRESS   : 310 SOUTH RIVERSIDE DRIVE
        02         CITY      :    CROWNSVILLE
                   STATE/ZIP : MD  21032
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,776.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711393     MORTGAGORS: FITZGERALD           BALDWIN
                               FITZGERALD           KATHERINE
    REGION CODE    ADDRESS   : 8008 PLUM CREEK DRIVE
        02         CITY      :    GAITHERSBURG
                   STATE/ZIP : MD  20882
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,559.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,101.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711401     MORTGAGORS: LARSON               GREGORY
                               LARSON               PIPER
    REGION CODE    ADDRESS   : 617 KENT OAKS WAY
        02         CITY      :    GAITHERSBURG
                   STATE/ZIP : MD  20878
    MORTGAGE AMOUNT :   271,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,743.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,781.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711419     MORTGAGORS: BISHOP               J.
                               BISHOP               TRACEY
    REGION CODE    ADDRESS   : 12628 NATIVE DANCER PLACE
        02         CITY      :    NORTH POTOAC
                   STATE/ZIP : MD  20878
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,820.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,569.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711427     MORTGAGORS: MULFORD              JACK
                               MULFORD              JENNIFER
    REGION CODE    ADDRESS   : 17409 REDLAND ROAD
        02         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20853
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,769.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,019.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,385,200.00
                               P & I AMT:      9,357.39
                               UPB AMT:   1,383,668.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           52
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711435     MORTGAGORS: AGURS-COLLINS        TANYA

    REGION CODE    ADDRESS   : 1700 TULIP STREET NW
        02         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20012
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,973.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711443     MORTGAGORS: LINDSLEY             CLARK
                               LINDSLEY             DOROTHY
    REGION CODE    ADDRESS   : 6925 SW WINDEMERE LOOP
        02         CITY      :    PORTLAND
                   STATE/ZIP : OR  97225
    MORTGAGE AMOUNT :   229,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,266.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,625.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711450     MORTGAGORS: ECONOMOU             JOHN
                               ECONOMOU             KIMBERLY
    REGION CODE    ADDRESS   : 9084 COUNTRYWOOD
        02         CITY      :    PLYMOUTH
                   STATE/ZIP : MI  48111
    MORTGAGE AMOUNT :   207,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    207,590.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,453.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99200
    -----------------------------------------------------------------
0   0007711468     MORTGAGORS: BELLUARDO            STEVEN
                               BELLUARDO            LYNN
    REGION CODE    ADDRESS   : 131 AVENUE OF TWO RIVERS
        02         CITY      :    RUMSON
                   STATE/ZIP : NJ  07760
    MORTGAGE AMOUNT :   496,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    495,613.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,383.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711484     MORTGAGORS: MCDOWELL             GREGORY
                               MCDOWELL             REBECCA
    REGION CODE    ADDRESS   : 189 CHESTNUT RIDGE ROAD
        02         CITY      :    WOODCLIFF LAKE
                   STATE/ZIP : NJ  07675
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,802.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.96500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,453,500.00
                               P & I AMT:     10,031.79
                               UPB AMT:   1,451,245.80

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           53
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711492     MORTGAGORS: BAKER                MICHAEL
                               BAKER                ANN
    REGION CODE    ADDRESS   : 19 MAXIE LANE
        02         CITY      :    SPARTA
                   STATE/ZIP : NJ  07871
    MORTGAGE AMOUNT :   412,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    411,686.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,845.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711518     MORTGAGORS: ALESSANDRINI         ALESSANDRO
                               KUO                  JOANNE
    REGION CODE    ADDRESS   : 488 MASSACHUSETTS AVENUE
        02         CITY      :    LEXINGTON
                   STATE/ZIP : MA  02173
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,815.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,678.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 88.36300
    -----------------------------------------------------------------
0   0007711526     MORTGAGORS: KHAGRAM              SANJEEV

    REGION CODE    ADDRESS   : 36-7 IRVING STREET
        02         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02138
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,997.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,976.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711534     MORTGAGORS: BIEWENER             ANDREW
                               KAUFMAN              GAYLE
    REGION CODE    ADDRESS   : 353 DEACON HAYNES ROAD
        02         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,712.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,425.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 51.42800
    -----------------------------------------------------------------
0   0007711542     MORTGAGORS: COELHO               COLLEEN

    REGION CODE    ADDRESS   : 11267 CARMEL CREEK ROAD
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   275,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,484.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,880.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.61400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,569,900.00
                               P & I AMT:     10,806.27
                               UPB AMT:   1,568,696.52

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           54
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711559     MORTGAGORS: BURKE                CHARLES
                               BURKE                CARLA
    REGION CODE    ADDRESS   : 13089 AURORA DRIVE
        02         CITY      :    EL CAJON
                   STATE/ZIP : CA  92021
    MORTGAGE AMOUNT :   180,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    179,725.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,243.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711567     MORTGAGORS: REDD                 STEPHEN
                               REDD                 NOREEN
    REGION CODE    ADDRESS   : 18101 VERANO DRIVE
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92128
    MORTGAGE AMOUNT :   244,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,117.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,667.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 84.45500
    -----------------------------------------------------------------
0   0007711575     MORTGAGORS: DAIGH                JAMES
                               DAIGH                MARLA
    REGION CODE    ADDRESS   : 2216 JANIS WAY
        02         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92008
    MORTGAGE AMOUNT :   384,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,476.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,527.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711583     MORTGAGORS: SLATER               GREGORY
                               SLATER               KAREN
    REGION CODE    ADDRESS   : 8454 DAUCUS COURT
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92129
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,768.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,813.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711591     MORTGAGORS: MONCELLO             ROBERT
                               SMITH                BARBARA
    REGION CODE    ADDRESS   : 26 FIELDSTONE COURT
        02         CITY      :    NEW CITY
                   STATE/ZIP : NY  10956
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,344.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,076.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 61.97100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,525,300.00
                               P & I AMT:     10,328.70
                               UPB AMT:   1,523,432.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           55
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711609     MORTGAGORS: WEISS                MIRA

    REGION CODE    ADDRESS   : 5 BLUE JAY WAY
        02         CITY      :    QUOGUE
                   STATE/ZIP : NY  11959
    MORTGAGE AMOUNT :   357,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,748.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,557.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 72.85700
    -----------------------------------------------------------------
0   0007711625     MORTGAGORS: SIMANEK              JOSEPH
                               GREEN                RITA
    REGION CODE    ADDRESS   : 2160 SAN LUIS ROAD
        02         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94596
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,543.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,991.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711633     MORTGAGORS: POIRIER              EDMUND

    REGION CODE    ADDRESS   : 16 PECKHAM STREET
        02         CITY      :    NEWPORT
                   STATE/ZIP : RI  02840
    MORTGAGE AMOUNT :    80,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     79,602.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       566.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 64.51613
    -----------------------------------------------------------------
0   0007711641     MORTGAGORS: LEONARD              BEN
                               LEONARD              ARLENE
    REGION CODE    ADDRESS   : 1200 NORTH AVENUE
        02         CITY      :    GUSTINE
                   STATE/ZIP : CA  95322
    MORTGAGE AMOUNT :   444,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    444,220.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,108.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.96600
    -----------------------------------------------------------------
0   0007711658     MORTGAGORS: GELAGAY              ABEBE
                               MOLLA                TIRUALEM
    REGION CODE    ADDRESS   : 429 SKIPSTONE COURT
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   272,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,087.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,857.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.59400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,445,850.00
                               P & I AMT:     10,081.73
                               UPB AMT:   1,444,200.85

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           56
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711666     MORTGAGORS: HOWARD               ANDREW
                               HOWARD               MARGO
    REGION CODE    ADDRESS   : 5500 NAGLE AVENUE
        02         CITY      :    VAN NUYS
                   STATE/ZIP : CA  91401
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,538.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,789.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.76900
    -----------------------------------------------------------------
0   0007711674     MORTGAGORS: ATCHISON             CHRISTINE

    REGION CODE    ADDRESS   : 318 SOUTH FRANCISCA AVENUE
        02         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   189,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    188,856.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,305.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.98300
    -----------------------------------------------------------------
0   0007711682     MORTGAGORS: ROARK                RYAN

    REGION CODE    ADDRESS   : 9608 PUFFIN AVENUE
        02         CITY      :    FOUNTAIN AVENUE
                   STATE/ZIP : CA  92708
    MORTGAGE AMOUNT :   222,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,669.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,552.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711690     MORTGAGORS: STRYKER              STEVEN
                               STRYKER              KRISTINA
    REGION CODE    ADDRESS   : 11571 DAVENPORT ROAD
        02         CITY      :    LOS ALAMITO
                   STATE/ZIP : CA  90720
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,790.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,828.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711708     MORTGAGORS: PARR                 RICHARD
                               PARR                 CYNTHIA
    REGION CODE    ADDRESS   : 1503 ACACIA AVENUE
        02         CITY      :    TORRANCE
                   STATE/ZIP : CA  90501
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,492.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,210.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,259,000.00
                               P & I AMT:      8,686.13
                               UPB AMT:   1,257,348.32

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           57
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711716     MORTGAGORS: CAPUTO               EDWARD
                               CAPUTO               CAROL
    REGION CODE    ADDRESS   : 4908 MAURY COURT
        02         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22032
    MORTGAGE AMOUNT :   334,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,176.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,283.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99900
    -----------------------------------------------------------------
0   0007711724     MORTGAGORS: STEMMER              DANIEL
                               NUZZOLILLO           MARIA
    REGION CODE    ADDRESS   : 907 JAYSMITH STREET
        02         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,481.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,945.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711732     MORTGAGORS: CRAWFORD             SUSAN

    REGION CODE    ADDRESS   : 4551 LOGAN COURT
        02         CITY      :    FREMONT
                   STATE/ZIP : CA  94536
    MORTGAGE AMOUNT :   301,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,016.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,031.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 63.47300
    -----------------------------------------------------------------
0   0007711740     MORTGAGORS: STRAYER              MARTIN
                               STRAYER              ELEANOR
    REGION CODE    ADDRESS   : 78 OAK HILL DRIVE
        02         CITY      :    LITITZ
                   STATE/ZIP : PA  17543
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,680.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,694.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 57.57200
    -----------------------------------------------------------------
0   0007711757     MORTGAGORS: BOYLE                JOHN
                               BOYLE                CLAUDIA
    REGION CODE    ADDRESS   : 112 BELLEAIRE RD
        02         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22301
    MORTGAGE AMOUNT :   377,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,690.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,508.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.92700
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,713,200.00
                               P & I AMT:     11,463.40
                               UPB AMT:   1,711,045.60

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           58
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711765     MORTGAGORS: SHANAHAN             JOHN
                               SHANAHAN             KATHY
    REGION CODE    ADDRESS   : 10236 TAMARACK DRIVE
        02         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,764.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,643.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711773     MORTGAGORS: CROY                 JEFFREY
                               CROY                 DENISE
    REGION CODE    ADDRESS   : 3240 LIBERTY STREET S.W.
        02         CITY      :    ALBANY
                   STATE/ZIP : OR  97321
    MORTGAGE AMOUNT :   294,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,281.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,059.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007711781     MORTGAGORS: FLOCH M.D.           JEFFREY

    REGION CODE    ADDRESS   : 907 SEDDON COVE WAY
        02         CITY      :    TAMPA
                   STATE/ZIP : FL  33602
    MORTGAGE AMOUNT :   200,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    199,851.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,398.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711799     MORTGAGORS: FLOCH                JEFFREY

    REGION CODE    ADDRESS   : 921 MOORING CIRCLE
        02         CITY      :    TAMPA
                   STATE/ZIP : FL  33602
    MORTGAGE AMOUNT :   706,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    705,449.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,816.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.23800
    -----------------------------------------------------------------
0   0007711807     MORTGAGORS: CHAN-POBLETE         MARIA
                               POBLETE              CHRISTOPHER
    REGION CODE    ADDRESS   : 8601 COPANO DRIVE
        02         CITY      :    AUSTIN
                   STATE/ZIP : TX  78749
    MORTGAGE AMOUNT :   106,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    106,636.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       737.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,567,300.00
                               P & I AMT:     10,654.82
                               UPB AMT:   1,565,984.16

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           59
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711815     MORTGAGORS: IVERS                HENRY
                               PINKERT              TERESA
    REGION CODE    ADDRESS   : 73 PURITAN ROAD
        02         CITY      :    SWAMPSCOTT
                   STATE/ZIP : MA  01907
    MORTGAGE AMOUNT :   530,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    529,576.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,570.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.73600
    -----------------------------------------------------------------
0   0007711823     MORTGAGORS: MCAVENEY             CHARLES
                               MCAVENEY             CECILIA
    REGION CODE    ADDRESS   : 520 BEAUMONT CIRCLE
        02         CITY      :    WEST CHESTER
                   STATE/ZIP : PA  19380
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,578.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,582.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711831     MORTGAGORS: LUNA                 MARIO
                               LUNA                 KELLI
    REGION CODE    ADDRESS   : 4752 CHULA VISTA COURT
        02         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,499.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711849     MORTGAGORS: SCHLEGEL             MICHAEL
                               SCHLEGEL             MARCELLA
    REGION CODE    ADDRESS   : 1929 BENTON LANE
        02         CITY      :    NOVATO
                   STATE/ZIP : CA  94945
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,374.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,728.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.79600
    -----------------------------------------------------------------
0   0007711856     MORTGAGORS: FAWCETT              JOHN
                               FAWCETT              CARI
    REGION CODE    ADDRESS   : 22146 PLACERITOS BOULEVARD
        02         CITY      :    SANTA CLARITA
                   STATE/ZIP : CA  91321
    MORTGAGE AMOUNT :   306,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,832.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,143.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 63.85400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,792,500.00
                               P & I AMT:     12,127.11
                               UPB AMT:   1,787,861.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           60
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711864     MORTGAGORS: HOWLAND              DAVID
                               HOWLAND              PAMELA
    REGION CODE    ADDRESS   : 2348 SUNSET DRIVE
        02         CITY      :    VENTURA
                   STATE/ZIP : CA  93001
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,503.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,691.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711872     MORTGAGORS: PRICE                CRAIG
                               WOOD                 RACHEL
    REGION CODE    ADDRESS   : 11237 ACAMA STREET
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91602
    MORTGAGE AMOUNT :   448,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    447,667.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,132.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711880     MORTGAGORS: PYRON                GARY

    REGION CODE    ADDRESS   : 411 GOVERNORS PLACE DRIVE
        02         CITY      :    KATY
                   STATE/ZIP : TX  77450
    MORTGAGE AMOUNT :    94,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :     94,205.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       652.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711898     MORTGAGORS: FALLON               SCOTT
                               FALLON               LYNN
    REGION CODE    ADDRESS   : 9116 WEANT DRIVE
        02         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   284,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,161.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,847.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711906     MORTGAGORS: LILLY                JOHN
                               LILLY                ELENA
    REGION CODE    ADDRESS   : 12319 SHERBORNE STREET
        02         CITY      :    BRISTOW
                   STATE/ZIP : VA  20136
    MORTGAGE AMOUNT :   251,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,806.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,713.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.98500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,326,400.00
                               P & I AMT:      9,037.13
                               UPB AMT:   1,322,344.96

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           61
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711914     MORTGAGORS: RIDGEWAY             ROBERT
                               RIDGEWAY             LORI
    REGION CODE    ADDRESS   : 4605 N. 20TH STREET
        02         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22207
    MORTGAGE AMOUNT :   212,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    211,651.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,410.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711922     MORTGAGORS: HARRISON             SCOTT
                               HARRISON             KAREN
    REGION CODE    ADDRESS   : 10215 CHINKAPIN DRIVE
        02         CITY      :    MANASSAS
                   STATE/ZIP : VA  20111
    MORTGAGE AMOUNT :   272,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,373.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,860.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007711948     MORTGAGORS: GENN                 GILBERT
                               GENN                 SUSAN
    REGION CODE    ADDRESS   : 7000 FAWN TRAIL CT
        02         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   561,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    559,893.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,638.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 61.31100
    -----------------------------------------------------------------
0   0007711955     MORTGAGORS: AYRE                 EDWARD

    REGION CODE    ADDRESS   : 3804 EAST WEST HIGHWAY
        02         CITY      :    CHEVY CHASE
                   STATE/ZIP : MD  20815
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,586.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,943.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 55.60000
    -----------------------------------------------------------------
0   0007711963     MORTGAGORS: TRUMBOWER            VICTORIA
                               TRUMBOWER            STEVEN
    REGION CODE    ADDRESS   : 9502 EDGELEY ROAD
        02         CITY      :    BETHESDA
                   STATE/ZIP : MD  20814
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,488.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,313.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.82300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,658,800.00
                               P & I AMT:     11,167.66
                               UPB AMT:   1,655,992.76

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           62
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007711971     MORTGAGORS: CAULEY               MICHAEL
                               CAULEY               BEVERLY
    REGION CODE    ADDRESS   : 2702 HOWARD GROVE ROAD
        02         CITY      :    DAVIDSONVILLE
                   STATE/ZIP : MD  21035
    MORTGAGE AMOUNT :   344,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,217.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,291.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.29500
    -----------------------------------------------------------------
0   0007711989     MORTGAGORS: VANZE                STEPHEN
                               HALSEY               JUDITH
    REGION CODE    ADDRESS   : 7407 MEADOW LANE
        02         CITY      :    CHEVY CHASE
                   STATE/ZIP : MD  20815
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,657.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,108.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 60.81000
    -----------------------------------------------------------------
0   0007712003     MORTGAGORS: GOLDSTEIN            ALAN
                               GOLDSTEIN            SILVIA
    REGION CODE    ADDRESS   : 2108 GLEN EAGLES COURT
        02         CITY      :    OXNARD
                   STATE/ZIP : CA  93030
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,626.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,193.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712011     MORTGAGORS: MILLER               MURRAY

    REGION CODE    ADDRESS   : 5 MILL POND LANE
        02         CITY      :    LATTINGTOWN
                   STATE/ZIP : NY  11560
    MORTGAGE AMOUNT :   502,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    501,788.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,599.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 54.32400
    -----------------------------------------------------------------
0   0007712029     MORTGAGORS: HOOKER               WALTER
                               HOOKER               MARY
    REGION CODE    ADDRESS   : 2324 MONUMENT AVENUE
        02         CITY      :    RICHMOND
                   STATE/ZIP : VA  23220
    MORTGAGE AMOUNT :   395,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,325.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,802.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 53.50000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,984,900.00
                               P & I AMT:     13,995.85
                               UPB AMT:   1,982,614.97

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           63
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712037     MORTGAGORS: PAWLEY               JOHN
                               PAWLEY               LORI
    REGION CODE    ADDRESS   : 1N676 WOODHALL COURT
        02         CITY      :    WINDFIELD
                   STATE/ZIP : IL  60190
    MORTGAGE AMOUNT :   471,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    471,540.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,259.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99400
    -----------------------------------------------------------------
0   0007712045     MORTGAGORS: MARGOLIS             RONALD
                               MARGOLIS             WENDY
    REGION CODE    ADDRESS   : 19528 NASHVILLE STREET
        02         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,711.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,341.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712052     MORTGAGORS: HON                  SAMUEL
                               CHU                  ERICA
    REGION CODE    ADDRESS   : 3439 WHITEHAVEN DRIVE
        02         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94598
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,499.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0007712060     MORTGAGORS: SHIDBAN              HAMID
                               SHIDBAN              ROYA
    REGION CODE    ADDRESS   : 16121 CLEAR OAK DRIVE
        02         CITY      :    ENCINO
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   596,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    594,995.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,915.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712078     MORTGAGORS: WHITELEY             WILLIAM
                               WHITELEY             JUDITH
    REGION CODE    ADDRESS   : 280 HIGHLAND AVENUE
        02         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94901
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,424.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 22.87500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,081,900.00
                               P & I AMT:     13,947.04
                               UPB AMT:   2,079,172.11

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           64
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712086     MORTGAGORS: PARADINE             EDWARD
                               PARADINE             LINDA
    REGION CODE    ADDRESS   : 436 LANGLEY OAKS DRIVE
        02         CITY      :    MARITTA
                   STATE/ZIP : GA  30067
    MORTGAGE AMOUNT :   485,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    485,339.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,396.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.39100
    -----------------------------------------------------------------
0   0007712094     MORTGAGORS: MASING               BOYD
                               MASING               KRISTIN
    REGION CODE    ADDRESS   : 3610 VISTA DE LA CANADA
        02         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92029
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,775.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712102     MORTGAGORS: COHEN                BERTRAM
                               COHEN                WENDY
    REGION CODE    ADDRESS   : 11-13 MT. IDA TERRACE
        02         CITY      :    NEWTON
                   STATE/ZIP : MA  02158
    MORTGAGE AMOUNT :   299,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,027.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,092.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007712110     MORTGAGORS: OWINGS               DONALD
                               OWINGS               COLLEEN
    REGION CODE    ADDRESS   : 22581 HANNAH COURT
        02         CITY      :    CORONA
                   STATE/ZIP : CA  91719
    MORTGAGE AMOUNT :   136,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    135,947.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       951.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99800
    -----------------------------------------------------------------
0   0007712128     MORTGAGORS: WILLIAMS             ROBERT
                               WILLIAMS             SUE
    REGION CODE    ADDRESS   : 17382 MIRA LOMA CIRCLE
        02         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92647
    MORTGAGE AMOUNT :   200,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    199,694.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,381.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 64.51600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,409,100.00
                               P & I AMT:      9,786.51
                               UPB AMT:   1,407,784.73

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           65
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712136     MORTGAGORS: REED                 DOUGLAS
                               REED                 JULIE
    REGION CODE    ADDRESS   : 25102 LUNA BONITA DRIVE
        02         CITY      :    LAGUNA HILL
                   STATE/ZIP : CA  92653
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,641.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007712144     MORTGAGORS: BURDI                PAMELA

    REGION CODE    ADDRESS   : 35 LAKESHORE
        02         CITY      :    IRVINE
                   STATE/ZIP : CA  92604
    MORTGAGE AMOUNT :   267,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,946.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.92100
    -----------------------------------------------------------------
0   0007712151     MORTGAGORS: JOHNSON              JUDY
                               SYPTAK               JAMIE
    REGION CODE    ADDRESS   : 617 SOMERSET DRIVE
        02         CITY      :    FLOWER MOUN
                   STATE/ZIP : TX  75028
    MORTGAGE AMOUNT :   260,482.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,627.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,843.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 91.75400
    -----------------------------------------------------------------
0   0007712169     MORTGAGORS: ACORD                GARY
                               ACORD                KARNA
    REGION CODE    ADDRESS   : 3120 DEERFIELD DRIVE
        02         CITY      :    DENTON
                   STATE/ZIP : TX  76208
    MORTGAGE AMOUNT :   108,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    107,763.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       764.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712177     MORTGAGORS: ZEITLER              JANE

    REGION CODE    ADDRESS   : 3312 BLACKBURN STREET
        02         CITY      :    DALLAS
                   STATE/ZIP : TX  75204
    MORTGAGE AMOUNT :   247,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,841.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,749.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.98100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,129,832.00
                               P & I AMT:      7,951.17
                               UPB AMT:   1,127,820.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           66
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712185     MORTGAGORS: LAKEY                SCOTT
                               LAKEY                STACY
    REGION CODE    ADDRESS   : 1011 CIMARRON CIRCLE
        02         CITY      :    KELLER
                   STATE/ZIP : TX  76248
    MORTGAGE AMOUNT :   122,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    121,809.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       832.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712193     MORTGAGORS: TARANTO              THOMAS
                               TARANTO              LISA
    REGION CODE    ADDRESS   : 15 GRISTMILL ROAD
        02         CITY      :    ACTON
                   STATE/ZIP : MA  01720
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,798.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,576.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 61.53800
    -----------------------------------------------------------------
0   0007712201     MORTGAGORS: VANDERWALDE          MARK
                               VANDERWALDE          IRIS
    REGION CODE    ADDRESS   : 58 KNOBHILL STREET
        02         CITY      :    SHARON
                   STATE/ZIP : MA  02067
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,360.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,002.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/23
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.27400
    -----------------------------------------------------------------
0   0007712219     MORTGAGORS: HABERMANN            RICHARD
                               HABERMANN            KRISTEN
    REGION CODE    ADDRESS   : 51 STANDISH ROAD
        02         CITY      :    WELLESLEY
                   STATE/ZIP : MA  02181
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,901.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,661.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712227     MORTGAGORS: PHILLIPS             STEPHEN
                               PHILLIPS             MARIANNE
    REGION CODE    ADDRESS   : 18 LOEFFLER LANE
        02         CITY      :    MEDFIELD
                   STATE/ZIP : MA  02052
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,067.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,387.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.91000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,362,000.00
                               P & I AMT:      9,460.44
                               UPB AMT:   1,352,936.29

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           67
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712235     MORTGAGORS: SHUSTIN              HENRY
                               SHUSTIN              JANE
    REGION CODE    ADDRESS   : 19 SMITH STREET
        02         CITY      :    GROTON
                   STATE/ZIP : MA  01450
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,381.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 56.00000
    -----------------------------------------------------------------
0   0007712243     MORTGAGORS: ROGERS               BERT
                               ROGERS               CAROLYNN
    REGION CODE    ADDRESS   : 520 SPRINGS ROAD
        02         CITY      :    BEDFORD
                   STATE/ZIP : MA  01730
    MORTGAGE AMOUNT :   291,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,446.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,034.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.67000
    -----------------------------------------------------------------
0   0007712250     MORTGAGORS: JORDAN               WILLIAM
                               JORDAN               NANCY
    REGION CODE    ADDRESS   : 13 FATHERLAND DRIVE
        02         CITY      :    BYFIELD
                   STATE/ZIP : MA  01922
    MORTGAGE AMOUNT :   249,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,218.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,723.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.23800
    -----------------------------------------------------------------
0   0007712268     MORTGAGORS: KOSIBA               LAWRENCE
                               KOSIBA               SHERYL
    REGION CODE    ADDRESS   : 6 ASHTON DRIVE
        02         CITY      :    SHREWSBURY
                   STATE/ZIP : MA  01545
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,802.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,788.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 83.01200
    -----------------------------------------------------------------
0   0007712276     MORTGAGORS: ZEYGER               LENNIE
                               ZEYGER               GALINA
    REGION CODE    ADDRESS   : 5 AUTUMN DRIVE
        02         CITY      :    BEDFORD
                   STATE/ZIP : MA  01730
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,587.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,864.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.64600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,349,600.00
                               P & I AMT:      9,370.14
                               UPB AMT:   1,347,437.92

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           68
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712284     MORTGAGORS: GREBSTEIN            JASON
                               GREBSTEIN            MARCI
    REGION CODE    ADDRESS   : 2 REAGAN AVENUE
        02         CITY      :    FRANKLIN
                   STATE/ZIP : MA  02038
    MORTGAGE AMOUNT :   263,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,386.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/23
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.35200
    -----------------------------------------------------------------
0   0007712292     MORTGAGORS: SMUTOK               MICHAEL
                               SMUTOK               WENDY
    REGION CODE    ADDRESS   : 83 MOORE ROAD
        02         CITY      :    WAYLAND
                   STATE/ZIP : MA  01778
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,578.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,906.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.06200
    -----------------------------------------------------------------
0   0007712300     MORTGAGORS: DECK                 MARK
                               DECK                 PATRICIA
    REGION CODE    ADDRESS   : 11 BOYCE FARM ROAD
        02         CITY      :    LINCOLN
                   STATE/ZIP : MA  01773
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,703.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,796.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 52.63100
    -----------------------------------------------------------------
0   0007712318     MORTGAGORS: HOYT                 JOHN
                               HOYT                 KAREN
    REGION CODE    ADDRESS   : 334 POWDERMILL ROAD
        02         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   308,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,370.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,157.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.36100
    -----------------------------------------------------------------
0   0007712326     MORTGAGORS: NICOSIA              RICHARD

    REGION CODE    ADDRESS   : 35 CLEMENT COURT
        02         CITY      :    HAVERHILL
                   STATE/ZIP : MA  01832
    MORTGAGE AMOUNT :   125,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    125,422.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       899.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,373,200.00
                               P & I AMT:      9,682.95
                               UPB AMT:   1,371,461.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           69
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712334     MORTGAGORS: ROSENBERG            ALEXANDER
                               ROSENBERG            NATALIA
    REGION CODE    ADDRESS   : 37 ALEXANDER ROAD
        02         CITY      :    MEWTON
                   STATE/ZIP : MA  02160
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,232.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,002.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.50000
    -----------------------------------------------------------------
0   0007712342     MORTGAGORS: TSOUKALAS            SCOTT
                               TSOUKALAS            CATHERINE
    REGION CODE    ADDRESS   : 36 MILL POND CIRCLE
        02         CITY      :    MILFORD
                   STATE/ZIP : MA  01757
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,606.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712359     MORTGAGORS: EVARTS               DANIEL
                               EVARTS               TRACY
    REGION CODE    ADDRESS   : 360 HARVARD STREET, UNIT 1
        02         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02138
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,777.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 87.68700
    -----------------------------------------------------------------
0   0007712367     MORTGAGORS: KARON                STUART
                               KARON                CYNTHIA
    REGION CODE    ADDRESS   : 12 GRANITEVILLE LANE
        02         CITY      :    HAVARD
                   STATE/ZIP : MA  01451
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,404.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,693.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.75460
    -----------------------------------------------------------------
0   0007712375     MORTGAGORS: BRODHEAD             DORIS
                               TRACY                SUSAN
    REGION CODE    ADDRESS   : 75 NORTH CRESCENT CIRCUIT
        02         CITY      :    BRIGHTON
                   STATE/ZIP : MA  02135
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,807.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,882.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,502,000.00
                               P & I AMT:     10,442.05
                               UPB AMT:   1,498,829.80

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           70
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712383     MORTGAGORS: KANGOUN              ALEX

    REGION CODE    ADDRESS   : 103 PARKER ROAD
        02         CITY      :    NEEDHAM
                   STATE/ZIP : MA  02194
    MORTGAGE AMOUNT :   314,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,054.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 85.00000
    -----------------------------------------------------------------
0   0007712391     MORTGAGORS: GRABOWSKI            WERNER
                               GRABOWSKI            LOUISE
    REGION CODE    ADDRESS   : 17 STAFFORD LANE
        02         CITY      :    ANDOVER
                   STATE/ZIP : MA  01810
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,783.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,968.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 54.28500
    -----------------------------------------------------------------
0   0007712409     MORTGAGORS: HUSSEY               MICHAEL
                               HUSSEY               SHARON
    REGION CODE    ADDRESS   : 77 EARLDOR CIRCLE
        02         CITY      :    MARSHFIELD
                   STATE/ZIP : MA  02050
    MORTGAGE AMOUNT :   267,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,602.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,866.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007712417     MORTGAGORS: CORRERA              DIANE

    REGION CODE    ADDRESS   : 160 PARTRIDGE LANE
        02         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   549,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    548,582.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,791.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 63.83700
    -----------------------------------------------------------------
0   0007712425     MORTGAGORS: PLOTKIN              MARTIN
                               SWING                PAMELA
    REGION CODE    ADDRESS   : 54 FRANCIS STREET
        02         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,792.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.52800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,695,500.00
                               P & I AMT:     11,838.08
                               UPB AMT:   1,693,814.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           71
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712433     MORTGAGORS: ALDARONDO            ETIONY
                               CARLO                MARIA
    REGION CODE    ADDRESS   : 42 CHESLEY ROAD
        02         CITY      :    NEWTON CENTER
                   STATE/ZIP : MA  02159
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,727.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,661.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712441     MORTGAGORS: LEE                  KATHY
                               KUI                  JOHNNY
    REGION CODE    ADDRESS   : 30 GARRISON ROAD
        02         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   346,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,706.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,389.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.24800
    -----------------------------------------------------------------
0   0007712458     MORTGAGORS: O'NEILL              LORIE
                               O'NEILL              THOMAS
    REGION CODE    ADDRESS   : 2045 AZALEA DRIVE
        02         CITY      :    ROSWELL
                   STATE/ZIP : GA  30075
    MORTGAGE AMOUNT :   297,472.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,535.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,029.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 91.52900
    -----------------------------------------------------------------
0   0007712466     MORTGAGORS: LEWIS                DAVID
                               LEWIS                ELAINE
    REGION CODE    ADDRESS   : 3550 SCHOONER RIDGE
        02         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30005
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,763.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,994.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712474     MORTGAGORS: HANCOCK              MICHAEL
                               HANCOCK              ODESSA
    REGION CODE    ADDRESS   : 5890 MILLSTONE LANE
        02         CITY      :    STONE MOUNTAIN
                   STATE/ZIP : GA  30087
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,561.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,595,472.00
                               P & I AMT:     10,984.65
                               UPB AMT:   1,593,294.87

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           72
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712482     MORTGAGORS: HAWKINS              ANTHONY
                               HAWKINS              TERESA
    REGION CODE    ADDRESS   : 559 OWL CREEK DRIVE
        02         CITY      :    POWDER SPRINGS
                   STATE/ZIP : GA  30125
    MORTGAGE AMOUNT :   295,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,463.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,992.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.97900
    -----------------------------------------------------------------
0   0007712490     MORTGAGORS: GRAHAM               STERLING

    REGION CODE    ADDRESS   : 2318 BYRD STREET
        02         CITY      :    RALEIGH
                   STATE/ZIP : NC  27608
    MORTGAGE AMOUNT :   170,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    169,753.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,203.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 49.27500
    -----------------------------------------------------------------
0   0007712508     MORTGAGORS: PARKER               KEN
                               PARKER               JODI
    REGION CODE    ADDRESS   : 12502 MAUNA LOA AVENUE
        02         CITY      :    BAKERSFIELD
                   STATE/ZIP : CA  93312
    MORTGAGE AMOUNT :   154,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    154,578.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,069.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007712516     MORTGAGORS: HAAS                 WILLIAM

    REGION CODE    ADDRESS   : 7-9 BELMORE TERRACE
        02         CITY      :    JAMAICA PLAN
                   STATE/ZIP : MA  02130
    MORTGAGE AMOUNT :   281,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,396.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,993.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712524     MORTGAGORS: REYNOLDS             JAMES
                               REYNOLDS             MADELYN
    REGION CODE    ADDRESS   : 46 LITTLE ISLAND DRIVE
        02         CITY      :    OSTERVILLE
                   STATE/ZIP : MA  02655
    MORTGAGE AMOUNT :   730,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    729,458.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,104.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 52.18000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,632,150.00
                               P & I AMT:     11,362.38
                               UPB AMT:   1,630,649.17

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           73
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712532     MORTGAGORS: RIVERA               GLEN
                               RIVERA               SHIRLEY
    REGION CODE    ADDRESS   : 20 PALERMO STREET
        02         CITY      :    HICKSVILLE
                   STATE/ZIP : NY  11801
    MORTGAGE AMOUNT :   157,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    157,282.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,141.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0007712540     MORTGAGORS: DECKLER              BRUCE
                               DECKLER              VIOLETA
    REGION CODE    ADDRESS   : 10 HIGHWOOD ROAD
        02         CITY      :    EAST NORWICH
                   STATE/ZIP : NY  11732
    MORTGAGE AMOUNT :   200,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    199,836.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,330.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 60.88200
    -----------------------------------------------------------------
0   0007712557     MORTGAGORS: WATSCHKE             SANDRA

    REGION CODE    ADDRESS   : 4940 SAFARI PASS
        02         CITY      :    EAGAN
                   STATE/ZIP : MN  55122
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,720.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 51.85100
    -----------------------------------------------------------------
0   0007712565     MORTGAGORS: RHINER               CORY
                               RHINER               MICHELLE
    REGION CODE    ADDRESS   : 5455 EVENING CANYON WAY
        02         CITY      :    RANCHO CUCAMONGA
                   STATE/ZIP : CA  91737
    MORTGAGE AMOUNT :   239,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,043.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,673.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007712573     MORTGAGORS: BLAZER               ROBERT
                               BLAZER               BARBARA
    REGION CODE    ADDRESS   : 15565 SWISS CREEK LANE
        02         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,079.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,656.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 43.33300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,596,900.00
                               P & I AMT:     11,161.22
                               UPB AMT:   1,594,961.72

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           74
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712581     MORTGAGORS: WILSON               JAMES
                               WILSON               SOFIA
    REGION CODE    ADDRESS   : 6229 HILL AVENUE
        02         CITY      :    WHITTIER
                   STATE/ZIP : CA  90601
    MORTGAGE AMOUNT :   294,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,050.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,034.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007712599     MORTGAGORS: VOGEL                DENNIS
                               VOGEL                CHRISTINE
    REGION CODE    ADDRESS   : 5541 EAST LAS LOMAS STREET
        02         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90815
    MORTGAGE AMOUNT :   279,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,493.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,981.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 69.97500
    -----------------------------------------------------------------
0   0007712607     MORTGAGORS: POWELL               GEARY

    REGION CODE    ADDRESS   : 2104 GRAHAM AVENUE #B
        02         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90278
    MORTGAGE AMOUNT :   278,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,195.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,971.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 84.42400
    -----------------------------------------------------------------
0   0007712615     MORTGAGORS: TANAKA               JOHN
                               TANAKA               JILL
    REGION CODE    ADDRESS   : 20420 CHANNING LANE
        02         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   279,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,094.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,978.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.85700
    -----------------------------------------------------------------
0   0007712623     MORTGAGORS: BRUNI                STEVEN
                               BRUNI                PATRICE
    REGION CODE    ADDRESS   : 66 GRESHAM LANE
        02         CITY      :    ATHERTON
                   STATE/ZIP : CA  94027
    MORTGAGE AMOUNT :   953,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    951,581.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,663.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 50.15700
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,085,500.00
                               P & I AMT:     14,628.89
                               UPB AMT:   2,082,414.54

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           75
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712631     MORTGAGORS: FRADKIN              NEIL
                               FRADKIN              JUDITH
    REGION CODE    ADDRESS   : 744 SOUTH JUANITA AVENUE
        02         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,772.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 50.00000
    -----------------------------------------------------------------
0   0007712649     MORTGAGORS: GARWACKI             RUSSELL
                               GARWACKI             MICHELE
    REGION CODE    ADDRESS   : 8708 SERANATA DRIVE
        02         CITY      :    WHITTIER
                   STATE/ZIP : CA  90603
    MORTGAGE AMOUNT :   260,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,040.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,888.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 65.10000
    -----------------------------------------------------------------
0   0007712656     MORTGAGORS: LIBBY                GEROLD
                               LIBBY                CAROL
    REGION CODE    ADDRESS   : 16251 DORILEE LANE
        02         CITY      :    ENCINO AREA
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   621,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    620,098.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,395.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.10800
    -----------------------------------------------------------------
0   0007712664     MORTGAGORS: GOETTLING            MARK
                               GOETTLING            KAREN
    REGION CODE    ADDRESS   : 3863 MARKS ROAD
        02         CITY      :    AGOURA HILL
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   542,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    538,750.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,836.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 73.74100
    -----------------------------------------------------------------
0   0007712672     MORTGAGORS: BALDWIN              DAVID
                               BALDWIN              DEBORAH
    REGION CODE    ADDRESS   : 31381 PASEO RIOBO
        02         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,517.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,544.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.47000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,388,400.00
                               P & I AMT:     16,894.20
                               UPB AMT:   2,383,178.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           76
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712680     MORTGAGORS: JAVERY               KEITH
                               JAVERY               JANICE
    REGION CODE    ADDRESS   : 1648 HILLSBORO AVE SE
        02         CITY      :    GRAND RAPIDS
                   STATE/ZIP : MI  49546
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,787.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,006.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.32800
    -----------------------------------------------------------------
0   0007712706     MORTGAGORS: WHEATLEY             WALTER
                               LEVERONE             MATTHEW
    REGION CODE    ADDRESS   : 3712 MONTEREY BLVD.
        02         CITY      :    OAKLAND
                   STATE/ZIP : CA  94619
    MORTGAGE AMOUNT :   204,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    204,003.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,446.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712714     MORTGAGORS: MORAGA               CHERRIE

    REGION CODE    ADDRESS   : 2860 ALIDA STREET
        02         CITY      :    OAKLAND
                   STATE/ZIP : CA  94602
    MORTGAGE AMOUNT :   246,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,033.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,722.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712722     MORTGAGORS: GRISWOLD             JANE
                               GLYNN                REGINA
    REGION CODE    ADDRESS   : 1916 SANDCREEK WAY
        02         CITY      :    ALAMEDA
                   STATE/ZIP : CA  94501
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,603.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712730     MORTGAGORS: KANEL                DAVID
                               KANEL                JULIE
    REGION CODE    ADDRESS   : 2543 TAMALPAIS AVENUE
        02         CITY      :    EL CERRITO
                   STATE/ZIP : CA  94530
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,566.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,961.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,281,700.00
                               P & I AMT:      8,932.93
                               UPB AMT:   1,279,992.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           77
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712748     MORTGAGORS: BRODER               GEORGE
                               SOONE-BRODER         WENDY
    REGION CODE    ADDRESS   : 34 MADRONE AVENUE
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94127
    MORTGAGE AMOUNT :   330,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,597.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,310.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 54.62800
    -----------------------------------------------------------------
0   0007712755     MORTGAGORS: JOHL                 DALJIT

    REGION CODE    ADDRESS   : 877 FOERSTER STREET
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94127
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,501.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,342.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 44.66600
    -----------------------------------------------------------------
0   0007712763     MORTGAGORS: NAKAI                GREGORY
                               NAKAI                CAROLINA
    REGION CODE    ADDRESS   : 840 & 844 SAN FELIPE AVENUE
        02         CITY      :    SAN BRUNO
                   STATE/ZIP : CA  94066
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,355.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,992.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712771     MORTGAGORS: SNIPES               KURT
                               SNIPES               JOY
    REGION CODE    ADDRESS   : 3423 SEABRIGHT AVENUE
        02         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,814.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 69.06000
    -----------------------------------------------------------------
0   0007712789     MORTGAGORS: DOUGHERTY            MICHAEL
                               DOUGHERTY            TRACI
    REGION CODE    ADDRESS   : 18570 RAINBOW RIDGE COURT
        02         CITY      :    COLFAX
                   STATE/ZIP : CA  95713
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,695.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,743,500.00
                               P & I AMT:     12,156.67
                               UPB AMT:   1,740,964.52

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           78
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712797     MORTGAGORS: PADILLA              ANSELMO
                               PADILLA              MARIA
    REGION CODE    ADDRESS   : 914 LAKE FRONT DRIVE
        02         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95831
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,687.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,728.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.43100
    -----------------------------------------------------------------
0   0007712805     MORTGAGORS: SELEWICZ             JOSEPH
                               SELEWICZ             BARBARA
    REGION CODE    ADDRESS   : 610 WHITEHALL WAY
        02         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95864
    MORTGAGE AMOUNT :   333,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,037.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,191.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712813     MORTGAGORS: DOOR                 KRISTIN
                               DOOR                 ROBERT
    REGION CODE    ADDRESS   : 11435 HUNTINGTON VILLAGE LANE
        02         CITY      :    GOLD RIVER
                   STATE/ZIP : CA  95670
    MORTGAGE AMOUNT :   323,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,542.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,314.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.75300
    -----------------------------------------------------------------
0   0007712821     MORTGAGORS: TIERNAN              ROBERT
                               TIERNAN              MARILYN
    REGION CODE    ADDRESS   : 901 DANVILLE BOULEVARD
        02         CITY      :    ALAMO
                   STATE/ZIP : CA  94507
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,575.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.94700
    -----------------------------------------------------------------
0   0007712839     MORTGAGORS: SIMPSON              ROBERT
                               SIMPSON              JAMIE
    REGION CODE    ADDRESS   : 9085 LOS LAGOS CIRCLE SOUTH
        02         CITY      :    LOOMIS
                   STATE/ZIP : CA  95650
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,334.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,899.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.66600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,781,600.00
                               P & I AMT:     12,282.74
                               UPB AMT:   1,779,178.43

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           79
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712847     MORTGAGORS: SHELDON              COLIN
                               SHELDON              KATHERINE
    REGION CODE    ADDRESS   : 1264 PALMERSTON LOOP
        02         CITY      :    ROSEVILLE
                   STATE/ZIP : CA  95678
    MORTGAGE AMOUNT :   172,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    171,737.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,187.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712854     MORTGAGORS: BURGESS              CHRISTOPHER
                               BURGESS              MARY
    REGION CODE    ADDRESS   : 9 PYXIE LANE
        02         CITY      :    SAN CARLOS
                   STATE/ZIP : CA  94070
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,523.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712862     MORTGAGORS: TIERNEY              JUSTIN
                               TIERNEY              JOAN
    REGION CODE    ADDRESS   : 862 SHORESIDE DRIVE
        02         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95831
    MORTGAGE AMOUNT :   456,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    455,337.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,227.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712870     MORTGAGORS: CAMMAROSANO          CARMINE

    REGION CODE    ADDRESS   : 39442 BLACKHAWK PLACE
        02         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   439,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    438,857.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,996.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712888     MORTGAGORS: MANNING              EDWARD
                               MANNING              MARIA
    REGION CODE    ADDRESS   : 931 EUCALYPTUS STREET
        02         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,454.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,290.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,727,200.00
                               P & I AMT:     11,939.77
                               UPB AMT:   1,724,910.75

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           80
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712896     MORTGAGORS: CARVALHO             MARIA
                               CARVALHO             CHRISTOPHER
    REGION CODE    ADDRESS   : 210 FALCON PLACE
        02         CITY      :    CLAYTON
                   STATE/ZIP : CA  94517
    MORTGAGE AMOUNT :   277,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,186.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,941.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.31400
    -----------------------------------------------------------------
0   0007712904     MORTGAGORS: BURKATZKY            FRANK
                               BURKATZKY            THEA
    REGION CODE    ADDRESS   : 269 MOULTON STREET
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94123
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,493.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,377.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712912     MORTGAGORS: SHEPARD              LAWRENCE
                               SHEPARD              NANCY
    REGION CODE    ADDRESS   : 66 COLLEGE PARK
        02         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,382.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,593.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.54300
    -----------------------------------------------------------------
0   0007712920     MORTGAGORS: HARRIS               RICHARD
                               BEAMISH              COLLEEN
    REGION CODE    ADDRESS   : 800 EUCALYPTUS STREET
        02         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   271,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,846.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.98800
    -----------------------------------------------------------------
0   0007712938     MORTGAGORS: DAY                  CHRISTOPHE
                               BENNETT              MICHAEL
    REGION CODE    ADDRESS   : 586 DELLBROOK AVENUE
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94131
    MORTGAGE AMOUNT :   321,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,709.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,218.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.98200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,595,050.00
                               P & I AMT:     11,027.24
                               UPB AMT:   1,592,618.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           81
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712946     MORTGAGORS: MCBRIDE              ANDREW
                               MCBRIDE              VICTORIA
    REGION CODE    ADDRESS   : 3580 GARDEN BAR ROAD
        02         CITY      :    LINCOLN
                   STATE/ZIP : CA  95648
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,479.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712953     MORTGAGORS: SINGH                NIRMAL
                               SINGH                SUKHVINDER
    REGION CODE    ADDRESS   : 4950 IDAHO DRIVE
        02         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95823
    MORTGAGE AMOUNT :   104,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    104,340.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       721.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007712961     MORTGAGORS: AUSTIN               KEVIN
                               AUSTIN               DEBRA
    REGION CODE    ADDRESS   : 9404 LANDSFORD COURT
        02         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,575.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007712979     MORTGAGORS: FOXWORTHY            ROBERT
                               FOXWORTHY            MARGARET
    REGION CODE    ADDRESS   : 1066 COYOTE RIDGE CIRCLE
        02         CITY      :    SOUTH LAKE TAHOE
                   STATE/ZIP : CA  96150
    MORTGAGE AMOUNT :   124,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    124,607.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       871.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.98700
    -----------------------------------------------------------------
0   0007712987     MORTGAGORS: GARTON               JAMES

    REGION CODE    ADDRESS   : 3924 PASADENA DRIVE
        02         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94403
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,535.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,181.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,101,200.00
                               P & I AMT:      7,698.14
                               UPB AMT:   1,098,538.51

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           82
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007712995     MORTGAGORS: MOLLOY               MARGARET

    REGION CODE    ADDRESS   : 2318 BREE LANE
        02         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,649.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,528.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.24100
    -----------------------------------------------------------------
0   0007713001     MORTGAGORS: ELLIOTT              DENISE

    REGION CODE    ADDRESS   : 2705 PORTAGE BAY EAST
        02         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   114,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    114,225.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       790.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713019     MORTGAGORS: MOORHEAD             AMER
                               MOORHEAD             KERRY
    REGION CODE    ADDRESS   : 928 KINGFISHER DRIVE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95123
    MORTGAGE AMOUNT :   297,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,098.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,057.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99400
    -----------------------------------------------------------------
0   0007713027     MORTGAGORS: NORDLANDER           JEFFREY
                               NORDLANDER           LORNA
    REGION CODE    ADDRESS   : 1001 45TH STREET
        02         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95819
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,404.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,796.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713035     MORTGAGORS: BURCIAGA             MIGUEL
                               BURCIAGA             ANNA
    REGION CODE    ADDRESS   : 1446 MURCHISON DRIVE
        02         CITY      :    MILLBRAE
                   STATE/ZIP : CA  94030
    MORTGAGE AMOUNT :   389,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,789.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,657.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 61.33800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,425,800.00
                               P & I AMT:      9,829.69
                               UPB AMT:   1,423,167.71

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           83
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713043     MORTGAGORS: ROCHANAYON           PIRA
                               ROCHANAYON           SAIYUD
    REGION CODE    ADDRESS   : 33 WATERSHORE CIRCLE
        02         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95831
    MORTGAGE AMOUNT :   338,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,696.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,364.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99100
    -----------------------------------------------------------------
0   0007713050     MORTGAGORS: CARDELLA             JOSEPH
                               CARDELLA             KAREN
    REGION CODE    ADDRESS   : 2700 CARNEGIE LANE
        02         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   333,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,808.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,357.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 89.52900
    -----------------------------------------------------------------
0   0007713068     MORTGAGORS: YUAN                 SHUNG-SONG
                               YUAN-CHANG           WEI-CHY
    REGION CODE    ADDRESS   : 2872 WOODBRIDGE COURT
        02         CITY      :    DIAMOND BAR
                   STATE/ZIP : CA  91765
    MORTGAGE AMOUNT :   880,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    879,330.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,077.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 52.85200
    -----------------------------------------------------------------
0   0007713076     MORTGAGORS: SHAPIRO              ROBERT
                               SHAPIRO              TERRI
    REGION CODE    ADDRESS   : 18 VICTORIA ROAD
        02         CITY      :    ARDSLEY
                   STATE/ZIP : NY  10502
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,525.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,265.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713084     MORTGAGORS: ELAM                 JOHN
                               ELAM                 KATHY
    REGION CODE    ADDRESS   : 2695 BRUSH CREEK ROAD
        02         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95404
    MORTGAGE AMOUNT :   519,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    519,086.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,546.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.78400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,399,150.00
                               P & I AMT:     16,612.07
                               UPB AMT:   2,395,447.29

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           84
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713100     MORTGAGORS: REINAUER             CRAIG
                               REINAUER             JOANNE
    REGION CODE    ADDRESS   : 480 PACKER AVENUE
        02         CITY      :    FRANKLIN LAKES
                   STATE/ZIP : NJ  07417
    MORTGAGE AMOUNT :   264,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,484.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 53.50500
    -----------------------------------------------------------------
0   0007713118     MORTGAGORS: MORSE                MARK
                               MORSE                PAULA
    REGION CODE    ADDRESS   : 4500 BOXWOOD ROAD
        02         CITY      :    BETHESDA
                   STATE/ZIP : MD  20816
    MORTGAGE AMOUNT :   508,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    507,262.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,595.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.87400
    -----------------------------------------------------------------
0   0007713126     MORTGAGORS: GALLAGHER            LESLIE
                               GALLAGHER            LINDA
    REGION CODE    ADDRESS   : 823 OPHIR PEAK ROAD
        02         CITY      :    INCLINE VILLAGE
                   STATE/ZIP : NV  89451
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,717.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 66.66600
    -----------------------------------------------------------------
0   0007713134     MORTGAGORS: ROSS                 RICHARD
                               ROSS                 JACQUELINE
    REGION CODE    ADDRESS   : 5267 MISTY MORNING DRIVE
        02         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89118
    MORTGAGE AMOUNT :   134,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    134,194.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       928.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713142     MORTGAGORS: COOK                 RICHARD
                               COOK                 DONNA
    REGION CODE    ADDRESS   : 762 DIVOT DRIVE
        02         CITY      :    FERNLEY
                   STATE/ZIP : NV  89408
    MORTGAGE AMOUNT :   137,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    136,805.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       981.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.27400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,344,250.00
                               P & I AMT:      9,523.36
                               UPB AMT:   1,342,464.72

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           85
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713159     MORTGAGORS: VERSTAPPEN           RONALD
                               VERSTAPPEN           WILEY
    REGION CODE    ADDRESS   : 606 TUMBLEWEED CIRCLE
        02         CITY      :    INCLINE VILLAGE
                   STATE/ZIP : NV  89451
    MORTGAGE AMOUNT :   250,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,014.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,749.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 60.72800
    -----------------------------------------------------------------
0   0007713167     MORTGAGORS: FLORES               EDWARD
                               DE JESUS FLORES      CARMEN
    REGION CODE    ADDRESS   : 38 HILLCREST AVENUE
        02         CITY      :    WHITE PLAINS
                   STATE/ZIP : NY  10607
    MORTGAGE AMOUNT :   238,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,103.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,687.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 89.98100
    -----------------------------------------------------------------
0   0007713175     MORTGAGORS: GABERMAN             MARK
                               GABERMAN             THERESA
    REGION CODE    ADDRESS   : 16 OSBORN FARM ROAD
        02         CITY      :    WESTON
                   STATE/ZIP : CT  06883
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,249.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,153.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713183     MORTGAGORS: ONORATO              FREDERICK
                               ONORATO              MARIA
    REGION CODE    ADDRESS   : 27 FERRY LANE
        02         CITY      :    WESTPORT
                   STATE/ZIP : CT  06880
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,429.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.07400
    -----------------------------------------------------------------
0   0007713191     MORTGAGORS: ZIMMERMAN            LYNNE
                               ZIMMERMAN            RICHARD
    REGION CODE    ADDRESS   : 16 LIBRARY LANE
        02         CITY      :    OLD LYME
                   STATE/ZIP : CT  06371
    MORTGAGE AMOUNT :   278,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,374.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,925.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,535,450.00
                               P & I AMT:     10,562.33
                               UPB AMT:   1,533,171.60

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           86
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713209     MORTGAGORS: WESTENDORF           TIMOTHY
                               WESTENDORF           ROBIN
    REGION CODE    ADDRESS   : 235 OLD SPRING ROAD
        02         CITY      :    FAIRFIELD
                   STATE/ZIP : CT  06430
    MORTGAGE AMOUNT :   278,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,093.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,945.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99400
    -----------------------------------------------------------------
0   0007713217     MORTGAGORS: MESZAROS             KIRSTEN

    REGION CODE    ADDRESS   : 44 HIGHLAND ROAD
        02         CITY      :    GLEN COVE
                   STATE/ZIP : NY  11542
    MORTGAGE AMOUNT :   388,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,712.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,712.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713225     MORTGAGORS: JOHNSON              CHARLES
                               JOHNSON              MARTHA
    REGION CODE    ADDRESS   : 215 AMPTHILL ROAD
        02         CITY      :    RICHMOND
                   STATE/ZIP : VA  23226
    MORTGAGE AMOUNT : 1,100,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :  1,098,402.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,785.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 61.11100
    -----------------------------------------------------------------
0   0007713258     MORTGAGORS: MILETO               JOHN
                               MILETO               GIANNA
    REGION CODE    ADDRESS   : 94 LAKE DRIVE SOUTH
        02         CITY      :    NEW FAIRFIELD
                   STATE/ZIP : CT  06812
    MORTGAGE AMOUNT :   265,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,044.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007713266     MORTGAGORS: DONOHUE              STEPHEN
                               DONOHUE              JILL
    REGION CODE    ADDRESS   : 38 HALSEY DRIVE
        02         CITY      :    GREENWICH
                   STATE/ZIP : CT  06870
    MORTGAGE AMOUNT :   345,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,098.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,446.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,377,400.00
                               P & I AMT:     16,724.51
                               UPB AMT:   2,374,350.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           87
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713274     MORTGAGORS: CARROLL              IRA
                               CARROLL              JANE
    REGION CODE    ADDRESS   : 11107 RANCHITOS ROAD N.E.
        02         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87122
    MORTGAGE AMOUNT :   255,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,779.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 61.48100
    -----------------------------------------------------------------
0   0007713282     MORTGAGORS: RANGER               RICHARD
                               BAUMSTARK            ALICE
    REGION CODE    ADDRESS   : 10810 SANTA MONICA AVENUE N.E.
        02         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87122
    MORTGAGE AMOUNT :   337,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,734.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,298.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.37200
    -----------------------------------------------------------------
0   0007713290     MORTGAGORS: HUTH                 BRYAN
                               HUTH                 MARY
    REGION CODE    ADDRESS   : 12919 CALLE DE SANDIAS N.E.
        02         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87111
    MORTGAGE AMOUNT :   267,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,786.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,798.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.22800
    -----------------------------------------------------------------
0   0007713308     MORTGAGORS: BURGESS              MICHAEL
                               BURGESS              COLETTE
    REGION CODE    ADDRESS   : 11423 LUZ ROAD
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92127
    MORTGAGE AMOUNT :   239,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,017.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,652.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713316     MORTGAGORS: RUSSO                PASQUALE
                               RUSSO                DANELLE
    REGION CODE    ADDRESS   : 6922 MIMOSA DRIVE
        02         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,913.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,483.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,462,350.00
                               P & I AMT:     10,038.94
                               UPB AMT:   1,458,232.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           88
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713324     MORTGAGORS: LOUCKS               DAVID

    REGION CODE    ADDRESS   : 540 SAXONY ROAD
        02         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,589.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713332     MORTGAGORS: BIANCHI              CHRISTOPHER

    REGION CODE    ADDRESS   : 6714 LEMON LEAF DRIVE
        02         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   348,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,067.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,407.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.03800
    -----------------------------------------------------------------
0   0007713340     MORTGAGORS: RANDLE               MARK
                               RANDLE               LINDA
    REGION CODE    ADDRESS   : 3368 AVENIDA NIEVE
        02         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   416,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    416,097.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,738.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713357     MORTGAGORS: GRELL                JACK
                               GRELL                JANICE
    REGION CODE    ADDRESS   : 210 CRANSTON CREST
        02         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92025
    MORTGAGE AMOUNT :   241,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,831.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,665.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007713365     MORTGAGORS: HARIG                JEFFREY
                               HARIG                NANCY
    REGION CODE    ADDRESS   : 1384 NIGHTSHADE ROAD
        02         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   332,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,203.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,324.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,595,050.00
                               P & I AMT:     10,860.95
                               UPB AMT:   1,592,789.93

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           89
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713373     MORTGAGORS: MASSEY               JOHN
                               MASSEY               MARTHA
    REGION CODE    ADDRESS   : 5032 NIGHTHAWK WAY
        02         CITY      :    OCEANSIDE
                   STATE/ZIP : CA  92056
    MORTGAGE AMOUNT :   274,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,175.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,825.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713381     MORTGAGORS: NAPPI                JEAN

    REGION CODE    ADDRESS   : 1221 PARKER PLACE #3
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92109
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,737.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,209.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713399     MORTGAGORS: STOCKING             LYNN

    REGION CODE    ADDRESS   : 9961 STONE VALE DRIVE
        02         CITY      :    VIENNA
                   STATE/ZIP : VA  22181
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,737.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 72.90000
    -----------------------------------------------------------------
0   0007713407     MORTGAGORS: LOPINSKY             LISA

    REGION CODE    ADDRESS   : 219B EAST WINDSOR AVENUE
        02         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22301
    MORTGAGE AMOUNT :   112,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    111,820.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       754.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713415     MORTGAGORS: HAVEY                MICHAEL
                               HAVEY                KATHLEEN
    REGION CODE    ADDRESS   : 6095 ARRINGTON DRIVE
        02         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,549.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,308,400.00
                               P & I AMT:      8,741.87
                               UPB AMT:   1,307,020.29

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           90
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713431     MORTGAGORS: MCDONALD             GEORGE
                               RILEY                MARY
    REGION CODE    ADDRESS   : 202 E. ALEXANDRIA AVENUE
        02         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22301
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,440.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,181.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713449     MORTGAGORS: POOLE                HARDY
                               POOLE                VICKIE
    REGION CODE    ADDRESS   : 1726 DREWLAINE DRIVE
        02         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   333,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,327.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,277.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.55200
    -----------------------------------------------------------------
0   0007713456     MORTGAGORS: LAWRENCE             RALPH
                               LAWRENCE             JERELYN
    REGION CODE    ADDRESS   : 6871 CHURCHILL ROAD
        02         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,627.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,685.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713464     MORTGAGORS: WEAVER               TIMOTHY
                               WEAVER               MARTHA
    REGION CODE    ADDRESS   : 7878 UNBRIDLED COURT
        02         CITY      :    MANASSAS
                   STATE/ZIP : VA  22111
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,587.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,010.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713472     MORTGAGORS: FRID                 BRIAN
                               FRID                 BARBARA
    REGION CODE    ADDRESS   : 6105 CHAPMAN ROAD
        02         CITY      :    LORTON
                   STATE/ZIP : VA  22079
    MORTGAGE AMOUNT :   324,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,191.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,215.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.79500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,518,550.00
                               P & I AMT:     10,368.88
                               UPB AMT:   1,516,175.07

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           91
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713480     MORTGAGORS: MELAND               KENTON
                               MELAND               LILIANA
    REGION CODE    ADDRESS   : 17 MEETING ROAD
        02         CITY      :    NEWPORT NEWS
                   STATE/ZIP : VA  23606
    MORTGAGE AMOUNT :   295,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,669.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,018.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99400
    -----------------------------------------------------------------
0   0007713498     MORTGAGORS: CRANE                JOHN
                               CRANE                STACY
    REGION CODE    ADDRESS   : 405 KENBROOK DRIVE
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,769.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,019.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.74700
    -----------------------------------------------------------------
0   0007713506     MORTGAGORS: BROWN                KENNETH
                               BROWN                JULIE
    REGION CODE    ADDRESS   : 180 HAMILTON WAY
        02         CITY      :    ROSWELL
                   STATE/ZIP : GA  30075
    MORTGAGE AMOUNT :   262,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,929.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,767.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.98500
    -----------------------------------------------------------------
0   0007713514     MORTGAGORS: CARLIN               WILLIAM

    REGION CODE    ADDRESS   : 3447 STRATFIELD DRIVE NE
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30319
    MORTGAGE AMOUNT :   263,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,246.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713522     MORTGAGORS: CARROLL              DEBORAH

    REGION CODE    ADDRESS   : 235 EDWARDTON COURT
        02         CITY      :    ROSWELL
                   STATE/ZIP : GA  30076
    MORTGAGE AMOUNT :   253,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,072.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,665.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,370,950.00
                               P & I AMT:      9,243.87
                               UPB AMT:   1,368,686.43

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           92
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713530     MORTGAGORS: RENBARGER            STANLEY
                               RENBARGER            KATHLEEN
    REGION CODE    ADDRESS   : 5 HICKORY HOLLOW
        02         CITY      :    CINCINNATI
                   STATE/ZIP : OH  45241
    MORTGAGE AMOUNT :   263,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,197.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,820.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713548     MORTGAGORS: DIMAIO               RALPH
                               MURRAY               JACQUELINE
    REGION CODE    ADDRESS   : 2467 FREETOWN DRIVE
        02         CITY      :    RESTON
                   STATE/ZIP : VA  20191
    MORTGAGE AMOUNT :   180,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    179,725.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,243.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713555     MORTGAGORS: OFFUTT               THOMAS
                               OFFUTT               LARA
    REGION CODE    ADDRESS   : 3021 N. DICKERSON STREET
        02         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22207
    MORTGAGE AMOUNT :   422,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    421,422.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,843.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0007713563     MORTGAGORS: UNDERLY              JONATHAN
                               KELLY-UNDERLY        REBECCA
    REGION CODE    ADDRESS   : 527 E. DUNCAN AVENUE
        02         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22301
    MORTGAGE AMOUNT :    81,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :     81,066.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       540.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713571     MORTGAGORS: OSTER                JEFFREY
                               OSTER                SHERRY
    REGION CODE    ADDRESS   : 5301 ESABELLA COURT
        02         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22032
    MORTGAGE AMOUNT :   297,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,356.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,979.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,244,500.00
                               P & I AMT:      8,427.79
                               UPB AMT:   1,242,768.26

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           93
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713589     MORTGAGORS: MCGUIRL              ANGELA
                               MCGUIRL              BRIAN
    REGION CODE    ADDRESS   : 14509 MINNIEVILLE ROAD
        02         CITY      :    WOODBRIDGE
                   STATE/ZIP : VA  22193
    MORTGAGE AMOUNT :   135,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    134,882.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       899.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713597     MORTGAGORS: MILLER               EDWARD
                               MILLER               SUE
    REGION CODE    ADDRESS   : 11597 AVONDALE DRIVE
        02         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22030
    MORTGAGE AMOUNT :   210,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    209,991.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,417.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713605     MORTGAGORS: CURTIS               EDWARD
                               CURTIS               NANCY
    REGION CODE    ADDRESS   : 277 WINDOVER AVENUE NW
        02         CITY      :    VIENNA
                   STATE/ZIP : VA  22180
    MORTGAGE AMOUNT :   556,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    555,039.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,606.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713613     MORTGAGORS: BECKER               ALAN
                               BECKER               MARY
    REGION CODE    ADDRESS   : 21 HARTLEY ROAD
        02         CITY      :    BELMONT
                   STATE/ZIP : MA  02178
    MORTGAGE AMOUNT :   338,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,896.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,366.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713621     MORTGAGORS: KIRLIN               PETER
                               KIRLIN               MARY
    REGION CODE    ADDRESS   : 25 EQUESTRIAN RIDGE ROAD
        02         CITY      :    NEWTOWN
                   STATE/ZIP : CT  06470
    MORTGAGE AMOUNT :   455,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    454,322.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,181.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 68.93900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,695,000.00
                               P & I AMT:     11,470.79
                               UPB AMT:   1,692,131.74

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           94
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713639     MORTGAGORS: THEA                 DONALD
                               GORRILL              MARGARET
    REGION CODE    ADDRESS   : 20 SOMERSET STREET
        02         CITY      :    BELMONT
                   STATE/ZIP : MA  02178
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,260.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,993.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 63.64900
    -----------------------------------------------------------------
0   0007713647     MORTGAGORS: STOCKBRIDGE          JULIE

    REGION CODE    ADDRESS   : 26 BALLARDVALE STREET
        02         CITY      :    WILMINGTON
                   STATE/ZIP : MA  01887
    MORTGAGE AMOUNT :   277,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,199.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,963.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007713654     MORTGAGORS: HASENJAEGER          KATHRYN

    REGION CODE    ADDRESS   : 4 FIELDSTONE PATH
        02         CITY      :    WALPOLE
                   STATE/ZIP : MA  02081
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,535.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,264.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 55.65200
    -----------------------------------------------------------------
0   0007713670     MORTGAGORS: CATACUTAN            SALLY

    REGION CODE    ADDRESS   : 1066 PLAZA DRIVE
        02         CITY      :    MARTINEZ
                   STATE/ZIP : CA  94553
    MORTGAGE AMOUNT :   112,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    111,905.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       735.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713688     MORTGAGORS: SCHARDT              WILLIAM
                               SCHARDT              EMILY
    REGION CODE    ADDRESS   : 841 HAWTHORNE DRIVE
        02         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94596
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,553.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,459,400.00
                               P & I AMT:     10,055.65
                               UPB AMT:   1,457,453.83

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           95
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713696     MORTGAGORS: KINSEY               KENNETH
                               XU                   RACHEL
    REGION CODE    ADDRESS   : 1002 PHOENIX COURT
        02         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   341,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,727.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,297.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.97700
    -----------------------------------------------------------------
0   0007713704     MORTGAGORS: BARAKAT              AYMAN
                               BARAKAT              NAHED
    REGION CODE    ADDRESS   : 3760 ARMOUR COURT
        02         CITY      :    FREMONT
                   STATE/ZIP : CA  94555
    MORTGAGE AMOUNT :   327,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,944.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,232.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713712     MORTGAGORS: MARINO               FRANK
                               MARINO               ANNA
    REGION CODE    ADDRESS   : 104 LINDA CIRCLE
        02         CITY      :    DOWNINGTOWN
                   STATE/ZIP : PA  19335
    MORTGAGE AMOUNT :   235,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,965.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,687.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 73.59300
    -----------------------------------------------------------------
0   0007713720     MORTGAGORS: SCHWONKE             PAUL
                               SCHWONKE             BARBARA
    REGION CODE    ADDRESS   : 2503 8TH AVENUE WEST
        02         CITY      :    SEATTLE
                   STATE/ZIP : WA  98119
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,543.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,991.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713738     MORTGAGORS: CLEGG                KEVIN
                               CLEGG                HEATHER
    REGION CODE    ADDRESS   : 2024 WINCHESTER WAY
        02         CITY      :    SANDPOINT
                   STATE/ZIP : ID  83864
    MORTGAGE AMOUNT :   166,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    166,139.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,135.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,362,100.00
                               P & I AMT:      9,343.75
                               UPB AMT:   1,360,320.50

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           96
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713746     MORTGAGORS: SWENSON              JAMES
                               SWENSON              ELIZABETH
    REGION CODE    ADDRESS   : 20515 121ST AVENUE SE
        02         CITY      :    SNOHOMISH
                   STATE/ZIP : WA  98290
    MORTGAGE AMOUNT :   385,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,909.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,663.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713753     MORTGAGORS: SNYDER               LEROY
                               SNYDER               SANDRA
    REGION CODE    ADDRESS   : 1915 SOUTH 375TH STREET
        02         CITY      :    FEDERAL WAY
                   STATE/ZIP : WA  98003
    MORTGAGE AMOUNT :   271,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,796.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713761     MORTGAGORS: KING                 RONALD
                               KING                 PATRICIA
    REGION CODE    ADDRESS   : 27162 CAMBRIDGE LANE
        02         CITY      :    FARMINGTON HILLS
                   STATE/ZIP : MI  48331
    MORTGAGE AMOUNT :   342,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,025.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,362.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.68100
    -----------------------------------------------------------------
0   0007713779     MORTGAGORS: KING                 JOHN

    REGION CODE    ADDRESS   : 631 KINGSLEY TRAIL
        02         CITY      :    BLOOMFIELD
                   STATE/ZIP : MI  48304
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,537.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 62.53100
    -----------------------------------------------------------------
0   0007713787     MORTGAGORS: BOYER                GRANT
                               BOYER                REBECCA
    REGION CODE    ADDRESS   : 1570 LEVI BAXTER STREET
        02         CITY      :    GRAYSLAKE
                   STATE/ZIP : IL  60030
    MORTGAGE AMOUNT :   263,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,204.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.99200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,514,200.00
                               P & I AMT:     10,525.40
                               UPB AMT:   1,510,472.58

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           97
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713795     MORTGAGORS: NAPOLI               DAVID
                               NAPOLI               LISA
    REGION CODE    ADDRESS   : 14758 SOUTH INNISBROOK LANE
        02         CITY      :    LOCKPORT
                   STATE/ZIP : IL  60441
    MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,880.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,673.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007713803     MORTGAGORS: FIFLIS               STEVEN
                               FIFLIS               MARY
    REGION CODE    ADDRESS   : 60 FALCON PLACE
        02         CITY      :    WESTMONT
                   STATE/ZIP : IL  60559
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,604.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,725.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.28500
    -----------------------------------------------------------------
0   0007713811     MORTGAGORS: FOOTE                JERRY
                               FOOTE                LIZABETH
    REGION CODE    ADDRESS   : 49 GENTRY DRIVE
        02         CITY      :    HAWTHORN WOODS
                   STATE/ZIP : IL  60047
    MORTGAGE AMOUNT :   145,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    144,892.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,013.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 32.22200
    -----------------------------------------------------------------
0   0007713829     MORTGAGORS: HUDETZ               CHRIS
                               HARTUNG              SHANNON
    REGION CODE    ADDRESS   : 810 SUMMIT ROAD
        02         CITY      :    LAKE ZURICH
                   STATE/ZIP : IL  60047
    MORTGAGE AMOUNT :   248,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,329.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,739.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713837     MORTGAGORS: SHAH                 CHANDRAKANT
                               SHAH                 DEVYANI
    REGION CODE    ADDRESS   : 5 ST. CLAIRE CIRCLE
        02         CITY      :    SCHAUMBURG
                   STATE/ZIP : IL  60173
    MORTGAGE AMOUNT :   278,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,582.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,901.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,167,850.00
                               P & I AMT:      8,054.51
                               UPB AMT:   1,166,288.97

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           98
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713845     MORTGAGORS: PATEL                ZUBAIR
                               PATEL                ANJUM
    REGION CODE    ADDRESS   : 9228 NORTH NAGLE AVENUE
        02         CITY      :    MORTON GROVE
                   STATE/ZIP : IL  60053
    MORTGAGE AMOUNT :   368,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,596.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,576.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99900
    -----------------------------------------------------------------
0   0007713852     MORTGAGORS: VACA                 SALVADOR
                               VACA                 CINDY
    REGION CODE    ADDRESS   : 181 JEFFERSON LANE
        02         CITY      :    BLOOMINGDALE
                   STATE/ZIP : IL  60108
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,583.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,814.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007713860     MORTGAGORS: KNIGHT               THOMAS
                               KNIGHT               ELIZABETH
    REGION CODE    ADDRESS   : 418 SOUTH STOUGH STREET
        02         CITY      :    HINSDALE
                   STATE/ZIP : IL  60521
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,475.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,279.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007713878     MORTGAGORS: KIDDER               REX
                               KIDDER               JACQUELYN
    REGION CODE    ADDRESS   : 437 WEST ARLINGTON STREET
        02         CITY      :    CHICAGO
                   STATE/ZIP : IL  60614
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,404.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,796.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 49.38200
    -----------------------------------------------------------------
0   0007713886     MORTGAGORS: WILLIAMS             ROGER
                               WILLIAMS             SANDRA
    REGION CODE    ADDRESS   : 2222 NORTH VAL VISTA DRIVE #4
        02         CITY      :    MESA
                   STATE/ZIP : AZ  85213
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,508.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,307.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.21200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,694,450.00
                               P & I AMT:     11,774.35
                               UPB AMT:   1,691,568.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:           99
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713894     MORTGAGORS: LAING                WILLIAM
                               LAING                ELIZABETH
    REGION CODE    ADDRESS   : 2719 EDGEWATER BAY
        02         CITY      :    WOODBURY
                   STATE/ZIP : MN  55125
    MORTGAGE AMOUNT :   358,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,713.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,411.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007713902     MORTGAGORS: KRIEGH               DAVID
                               KRIEGH               MARY
    REGION CODE    ADDRESS   : 11676 DECATUR DRIVE
        02         CITY      :    WESTMINISTER
                   STATE/ZIP : CO  80234
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,118.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,793.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 93.27200
    -----------------------------------------------------------------
0   0007713910     MORTGAGORS: RUSSEK               STEVEN
                               RUSSEK               CAROL
    REGION CODE    ADDRESS   : 474 PEBBLE BEACH LANE
        02         CITY      :    RIVERWOODS
                   STATE/ZIP : IL  60015
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,520.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,516.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.22300
    -----------------------------------------------------------------
0   0007713928     MORTGAGORS: SAVITSKY             STEVEN
                               ROOT                 KAREN
    REGION CODE    ADDRESS   : 23 LAIRD ROAD
        02         CITY      :    MIDDLETOWN
                   STATE/ZIP : NJ  07748
    MORTGAGE AMOUNT :   285,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,074.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,996.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.13100
    -----------------------------------------------------------------
0   0007713936     MORTGAGORS: COLE                 JAMES

    REGION CODE    ADDRESS   : 100 SYNE COURT
        02         CITY      :    SUISUN
                   STATE/ZIP : CA  94585
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,546.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,208.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,559,000.00
                               P & I AMT:     10,925.99
                               UPB AMT:   1,556,974.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          100
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007713944     MORTGAGORS: FOLEY                MICHAEL

    REGION CODE    ADDRESS   : 159 SAWMILL ROAD
        02         CITY      :    STAMFORD
                   STATE/ZIP : CT  06903
    MORTGAGE AMOUNT :   386,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,833.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,202.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/18
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 84.02100
    -----------------------------------------------------------------
0   0007713951     MORTGAGORS: IDE                  EUGENE
                               IDE                  MARY
    REGION CODE    ADDRESS   : 2512 25TH AVENUE
        02         CITY      :    SAN FRANCIS
                   STATE/ZIP : CA  94116
    MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,600.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,020.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007713969     MORTGAGORS: BALPH                JOHN
                               BALPH                DEBORAH
    REGION CODE    ADDRESS   : 33 SMITH STREET
        02         CITY      :    CHAPPAQUA
                   STATE/ZIP : NY  10514
    MORTGAGE AMOUNT :   281,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,740.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,971.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.31900
    -----------------------------------------------------------------
0   0007713977     MORTGAGORS: FREEDMAN             ANDREW
                               FREEDMAN             LAURA
    REGION CODE    ADDRESS   : 145 MING COURT
        02         CITY      :    NOVATO
                   STATE/ZIP : CA  94945
    MORTGAGE AMOUNT :   392,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    390,946.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,709.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.72300
    -----------------------------------------------------------------
0   0007713993     MORTGAGORS: PECK                 GEORGE
                               PECK                 PAMELA
    REGION CODE    ADDRESS   : 2 MONTEGO PLACE
        02         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,759.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,537.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.46800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,692,700.00
                               P & I AMT:     12,441.50
                               UPB AMT:   1,689,880.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          101
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714009     MORTGAGORS: FOGEL                DAVID
                               FOGEL                TERESA
    REGION CODE    ADDRESS   : 48 HEATHER LANE
        02         CITY      :    WILTON
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   236,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,799.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,573.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 64.79400
    -----------------------------------------------------------------
0   0007714025     MORTGAGORS: MCKNIGHT             MICHAEL
                               MCKNIGHT             ROSEMARY
    REGION CODE    ADDRESS   : 820 SPRUCE HILL LANE
        02         CITY      :    ORTONVILLE
                   STATE/ZIP : MI  48462
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,870.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,218.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/18
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.05200
    -----------------------------------------------------------------
0   0007714033     MORTGAGORS: MACIEL               ABBY
                               MACIEL               JOAQUIN
    REGION CODE    ADDRESS   : 20375 RIM RIDGE ROAD
        02         CITY      :    WALNUT
                   STATE/ZIP : CA  91789
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,812.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,705.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007714041     MORTGAGORS: DIAZ                 OSVALDO
                               DIAZ                 ELVIA
    REGION CODE    ADDRESS   : 2226 PINECREST COURT
        02         CITY      :    FULLERTON
                   STATE/ZIP : CA  92831
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,304.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007714058     MORTGAGORS: IYER                 SUBRAMANIAM
                               IYER                 VIJAYALAKSHMI
    REGION CODE    ADDRESS   : 7901 LEWINSVILLE ROAD
        02         CITY      :    MCLEAN
                   STATE/ZIP : VA  22102
    MORTGAGE AMOUNT :   247,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,147.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,645.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,343,850.00
                               P & I AMT:      9,381.83
                               UPB AMT:   1,340,933.98

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          102
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714066     MORTGAGORS: HAZARD               SUSAN

    REGION CODE    ADDRESS   : 1324 29TH STREET N.W.
        02         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20007
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,584.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.93600
    -----------------------------------------------------------------
0   0007714074     MORTGAGORS: ALLISON              HEATHERUN
                               ALLISON              THEODORE
    REGION CODE    ADDRESS   : 5505 30TH STREET N.W.
        02         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20015
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,798.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,697.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714082     MORTGAGORS: MOORHEAD             JOHN
                               MOORHEAD             MARETTA
    REGION CODE    ADDRESS   : 5 HUNT MANOR COURT
        02         CITY      :    BALDWIN
                   STATE/ZIP : MD  21013
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,511.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.28500
    -----------------------------------------------------------------
0   0007714090     MORTGAGORS: EDELMAN              ALAN
                               EDELMAN              CAROL
    REGION CODE    ADDRESS   : 1408 LOCUST AVENUE
        02         CITY      :    BALTIMORE
                   STATE/ZIP : MD  21204
    MORTGAGE AMOUNT :   414,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    413,352.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,824.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.14200
    -----------------------------------------------------------------
0   0007714108     MORTGAGORS: MAYNARD              NANCY

    REGION CODE    ADDRESS   : 4106 NORTH RANDOLPH STREET
        02         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22207
    MORTGAGE AMOUNT :   268,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,035.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,807.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,518,250.00
                               P & I AMT:     10,336.28
                               UPB AMT:   1,516,282.58

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          103
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714116     MORTGAGORS: STARK                ANDREW
                               STARK                DAVI
    REGION CODE    ADDRESS   : 712 SAINT PAUL AVENUE
        02         CITY      :    REISTERSTOW
                   STATE/ZIP : MD  21136
    MORTGAGE AMOUNT :   242,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,891.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,570.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007714124     MORTGAGORS: REID                 ARCHIBALD
                               REID                 PHYLLIS
    REGION CODE    ADDRESS   : 5401 N. 8TH ROAD
        02         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22205
    MORTGAGE AMOUNT :   339,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,994.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0007714132     MORTGAGORS: MASZAROSE            ROBERT
                               MASZAROSE            TERRY
    REGION CODE    ADDRESS   : 1900 MORNING GLORY DRIVE
        02         CITY      :    FINKSBURG
                   STATE/ZIP : MD  21048
    MORTGAGE AMOUNT :   280,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,082.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,961.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 85.00000
    -----------------------------------------------------------------
0   0007714140     MORTGAGORS: FLEISHMAN            EDWIN
                               FLEISHMAN            PAULINE
    REGION CODE    ADDRESS   : 11304 SPUR WHEEL LANE
        02         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,719.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,455.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0007714157     MORTGAGORS: ACTON                MARK
                               ACTON                KAREN
    REGION CODE    ADDRESS   : 230 FINNEGAN DRIVE
        02         CITY      :    MILLERSVILLE
                   STATE/ZIP : MD  21108
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,052.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,555,100.00
                               P & I AMT:     10,689.63
                               UPB AMT:   1,552,740.17

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          104
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714165     MORTGAGORS: DALRYMPLE            CHARLES
                               DALRYMPLE            JANE
    REGION CODE    ADDRESS   : 13303 MORNING FIELD WAY
        02         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,777.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714173     MORTGAGORS: MASSARO              ANDREW
                               MASSARO              LIESL
    REGION CODE    ADDRESS   : 12726 HEATHERFORD PLACE
        02         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22030
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,461.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,023.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714181     MORTGAGORS: OVERBY JR            HERMAN
                               OVERBY               MONA
    REGION CODE    ADDRESS   : 301 S. ARCH ROAD
        02         CITY      :    RICHMOND
                   STATE/ZIP : VA  23236
    MORTGAGE AMOUNT :   128,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    128,154.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       896.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007714199     MORTGAGORS: HUNGERFORD           ESTEN

    REGION CODE    ADDRESS   : 7895 WICKER LANE
        02         CITY      :    LA PLATA
                   STATE/ZIP : MD  20646
    MORTGAGE AMOUNT :   137,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    136,884.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       900.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 94.48200
    -----------------------------------------------------------------
0   0007714207     MORTGAGORS: MCGANN               DANIEL
                               HIRASE               NORIKO
    REGION CODE    ADDRESS   : 751 LA PORTADA STREET
        02         CITY      :    SOUTH PASADENA
                   STATE/ZIP : CA  91030
    MORTGAGE AMOUNT :   489,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    489,136.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,422.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 48.95000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,366,750.00
                               P & I AMT:      9,340.69
                               UPB AMT:   1,365,415.01

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          105
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714215     MORTGAGORS: MONTGOMERY           STEPHEN

    REGION CODE    ADDRESS   : 2412 MICHELTORENA STREET
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90039
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,782.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,975.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.40500
    -----------------------------------------------------------------
0   0007714223     MORTGAGORS: NILKANTH             REKHA

    REGION CODE    ADDRESS   : 631 ANDOVER DRIVE
        02         CITY      :    BURBANK
                   STATE/ZIP : CA  91504
    MORTGAGE AMOUNT :   315,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,656.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.65800
    -----------------------------------------------------------------
0   0007714231     MORTGAGORS: KUSUMOTO             ALAN
                               MASAKO               GRACE
    REGION CODE    ADDRESS   : 20543 WAYNE AVENUE
        02         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,810.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,789.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714249     MORTGAGORS: HSUEH                CHANG-HUAN
                               HSUEH                HAILY
    REGION CODE    ADDRESS   : 1010 OAK GROVE AVENUE
        02         CITY      :    SAN MARINO
                   STATE/ZIP : CA  91108
    MORTGAGE AMOUNT :   905,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    904,294.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,173.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.56200
    -----------------------------------------------------------------
0   0007714256     MORTGAGORS: ZARDER               SCOTT
                               ZARDER               LAURAINE
    REGION CODE    ADDRESS   : 10924 WALNUT DRIVE
        02         CITY      :    LOS ANGELES SUNLAND AREA
                   STATE/ZIP : CA  91040
    MORTGAGE AMOUNT :   243,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,218.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,661.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.84500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,005,750.00
                               P & I AMT:     13,750.70
                               UPB AMT:   2,003,761.98

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          106
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714264     MORTGAGORS: BRUCE                LEV
                               BRUCE                RITA
    REGION CODE    ADDRESS   : 820 SOUTH GRETNA GREEN WAY #5
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90049
    MORTGAGE AMOUNT :   402,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    401,401.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,810.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 57.42800
    -----------------------------------------------------------------
0   0007714272     MORTGAGORS: MORONGELL            MICHAEL
                               MORONGELL            TRACY
    REGION CODE    ADDRESS   : 22826 MARIANO STREET
        02         CITY      :    LOS ANGELES  WOODLAND HIL
                   STATE/ZIP : CA  91367
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,473.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,167.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.09300
    -----------------------------------------------------------------
0   0007714298     MORTGAGORS: HAWORTH              LAWRENCE
                               MATSUDA              PEGI
    REGION CODE    ADDRESS   : 12514 SARAH STREET
        02         CITY      :    LOS ANGELES STUDIO CITY A
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   374,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,107.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,554.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714306     MORTGAGORS: CESPED               DAVID
                               GUADAGNINO           JULIE
    REGION CODE    ADDRESS   : 2106 LOMA VISTA STREET
        02         CITY      :    PASADENA
                   STATE/ZIP : CA  91104
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,038.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714314     MORTGAGORS: STONE                BRADLEY
                               STONE                SUSAN
    REGION CODE    ADDRESS   : 4744 YARMOUTH AVENUE
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91316
    MORTGAGE AMOUNT :   337,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,500.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,270.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 57.60600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,683,400.00
                               P & I AMT:     11,576.59
                               UPB AMT:   1,680,522.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          107
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714322     MORTGAGORS: PON                  KINLEY
                               PON                  LORRAINE
    REGION CODE    ADDRESS   : 1025 KENDALL DRIVE
        02         CITY      :    SAN GABRIEL
                   STATE/ZIP : CA  91775
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,554.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714330     MORTGAGORS: WAYNE                PAMELA

    REGION CODE    ADDRESS   : 5142 SEAGROVE COURT
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   495,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    494,262.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,461.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 66.89100
    -----------------------------------------------------------------
0   0007714348     MORTGAGORS: DONOHUE              MICHAEL
                               HILL                 STEPHEN
    REGION CODE    ADDRESS   : 1087 MYRTLE WAY
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92103
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,600.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,368.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714355     MORTGAGORS: BENNETT              MICHAEL
                               BENNETT              VICTORIA
    REGION CODE    ADDRESS   : 13534 LANDFAIR ROAD
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   539,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    538,197.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,768.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0007714363     MORTGAGORS: FLORES               DAVID
                               FLORES               SHERYL
    REGION CODE    ADDRESS   : 1845 PEUTZ VALLEY ROAD
        02         CITY      :    ALPINE
                   STATE/ZIP : CA  91901
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,563.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,701.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,085,000.00
                               P & I AMT:     14,316.72
                               UPB AMT:   2,082,178.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          108
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714371     MORTGAGORS: RYAN                 WINSTON

    REGION CODE    ADDRESS   : 1201 HOLLY COURT
        02         CITY      :    GARDNERVILLE
                   STATE/ZIP : NV  89410
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,829.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,837.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.30100
    -----------------------------------------------------------------
0   0007714389     MORTGAGORS: LEVINE               PAUL

    REGION CODE    ADDRESS   : 3742-46 HARRIS STREET
        02         CITY      :    LA MESA
                   STATE/ZIP : CA  91941
    MORTGAGE AMOUNT :   175,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    174,888.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,255.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714397     MORTGAGORS: SNYDERS              ROBERT

    REGION CODE    ADDRESS   : 6 CORTE MONTENA
        02         CITY      :    LAKE ELSINORE
                   STATE/ZIP : CA  92532
    MORTGAGE AMOUNT :   151,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    150,974.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,057.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.97300
    -----------------------------------------------------------------
0   0007714405     MORTGAGORS: DEEX                 JEREMY
                               YAMANISHI            MIHOKO
    REGION CODE    ADDRESS   : 12161 OAK LEAF DRIVE
        02         CITY      :    LOS ALAMITOS
                   STATE/ZIP : CA  90720
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,578.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,906.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714413     MORTGAGORS: MOLTER               THOMAS
                               FLORES               STEPHANIE
    REGION CODE    ADDRESS   : 1712 HAYNES LANE
        02         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90278
    MORTGAGE AMOUNT :   266,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,202.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,125,300.00
                               P & I AMT:      7,918.96
                               UPB AMT:   1,118,474.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          109
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714421     MORTGAGORS: KOENIG               JOSEPH
                               KOENIG               SUZETTE
    REGION CODE    ADDRESS   : 5 MIRA SEGURA
        02         CITY      :    RANCHO SANTA
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   267,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,671.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,799.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99400
    -----------------------------------------------------------------
0   0007714439     MORTGAGORS: LARSH                ERICK
                               LARSH                NADINE
    REGION CODE    ADDRESS   : 7609 EAST APPLETREE LANE
        02         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,553.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714447     MORTGAGORS: BROWN                DONALD
                               BROWN                DONNA
    REGION CODE    ADDRESS   : 2114 ROYAL FERN COURT
        02         CITY      :    LONGWOOD
                   STATE/ZIP : FL  32779
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,580.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,828.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714454     MORTGAGORS: WEISS                BRADLEY
                               WEISS                JODI
    REGION CODE    ADDRESS   : 2977 WENTWORTH
        02         CITY      :    WESTON
                   STATE/ZIP : FL  33332
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,534.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,953.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 54.71600
    -----------------------------------------------------------------
0   0007714462     MORTGAGORS: CONNOLLY             MICHAEL
                               CONNOLLY             BRENDA
    REGION CODE    ADDRESS   : 293 OLD NORWALK ROAD
        02         CITY      :    NEW CANAAN
                   STATE/ZIP : CT  06840
    MORTGAGE AMOUNT :   511,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    510,379.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,444.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,636,300.00
                               P & I AMT:     11,123.24
                               UPB AMT:   1,633,720.20

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          110
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714470     MORTGAGORS: D'ANGERIO            ALAN
                               SKOWRONEK            STEPHEN
    REGION CODE    ADDRESS   : 83 MAIDSTONE DRIVE
        02         CITY      :    AMAGANSETT
                   STATE/ZIP : NY  11930
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,772.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,146.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.87800
    -----------------------------------------------------------------
0   0007714488     MORTGAGORS: ROBINSON             RUSSELL
                                ROBINSON            MARCI
    REGION CODE    ADDRESS   : 22 WINGATE DRIVE
        02         CITY      :    LIVINGSTON
                   STATE/ZIP : NJ  07039
    MORTGAGE AMOUNT :   387,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,423.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,705.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007714504     MORTGAGORS: MARONEY              STEPHEN
                               MARONEY              JEANNE
    REGION CODE    ADDRESS   : 99 BROWN ROAD
        02         CITY      :    SCARSDALE
                   STATE/ZIP : NY  10583
    MORTGAGE AMOUNT :   280,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,371.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,939.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714538     MORTGAGORS: USUQUEN              RICHARD

    REGION CODE    ADDRESS   : 330 EAST 38TH STREET APT 12J
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10016
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,800.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,684.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.62600
    -----------------------------------------------------------------
0   0007714546     MORTGAGORS: SEIDEL               JOHN
                               SEIDEL               EDWINA
    REGION CODE    ADDRESS   : 330 EAST 75TH STREET  19A
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10021
    MORTGAGE AMOUNT :   547,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    546,583.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,778.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.93100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,771,800.00
                               P & I AMT:     12,254.28
                               UPB AMT:   1,769,951.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          111
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714553     MORTGAGORS: BARKER               FRANCIS

    REGION CODE    ADDRESS   : 155 WEST 68TH STREET 35E/F
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10023
    MORTGAGE AMOUNT :   800,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    799,420.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,662.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 73.90300
    -----------------------------------------------------------------
0   0007714561     MORTGAGORS: BRENNFLECK           ROBERT
                               BRENNFLECK           KAREN
    REGION CODE    ADDRESS   : 4 SANDPIPER LANE
        02         CITY      :    NORTHPORT
                   STATE/ZIP : NY  11768
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,553.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714579     MORTGAGORS: SURMAN               BARRY
                               NORMAN               AMY
    REGION CODE    ADDRESS   : 26 WESTMINISTER ROAD
        02         CITY      :    SCARSDALE
                   STATE/ZIP : NY  10583
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,775.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714587     MORTGAGORS: LEFEVER              DAVID
                               WATAI                KAREN
    REGION CODE    ADDRESS   : 966 PLYMOUTH STREET
        02         CITY      :    PELHAM MANOR
                   STATE/ZIP : NY  10803
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    598,924.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,093.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.86100
    -----------------------------------------------------------------
0   0007714595     MORTGAGORS: ESTABROOK            SCOTT
                               ESTABROOK            JENNIFER
    REGION CODE    ADDRESS   : 9 PUTNAM PARK ROAD
        02         CITY      :    REDDING
                   STATE/ZIP : CT  06896
    MORTGAGE AMOUNT :   720,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    719,452.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,972.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.26000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,708,000.00
                               P & I AMT:     18,790.60
                               UPB AMT:   2,705,125.83

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          112
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714603     MORTGAGORS: MATLIN               STEVEN
                               MATLIN               LAURA
    REGION CODE    ADDRESS   : 1184 RIDGE DRIVE
        02         CITY      :    MOUNTAINSID
                   STATE/ZIP : NJ  07092
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,750.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714611     MORTGAGORS: SCHECHTER            JOSEPH
                               SCHECHTER            PAULA
    REGION CODE    ADDRESS   : 32 SOUTHFIELD ROAD
        02         CITY      :    MOUNT VERNON
                   STATE/ZIP : NY  10552
    MORTGAGE AMOUNT :   386,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,775.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,536.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007714629     MORTGAGORS: SONNENFELD           STEPHEN
                               SONNENFELD           LAURA
    REGION CODE    ADDRESS   : 59 BRAMBACH ROAD
        02         CITY      :    SCARSDALE
                   STATE/ZIP : NY  10583
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,767.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714637     MORTGAGORS: AMICUCCI             JOSEPH
                               AMICUCCI             LAURA
    REGION CODE    ADDRESS   : 420 STURGES ROAD
        02         CITY      :    FAIRFIELD
                   STATE/ZIP : CT  06430
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,664.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,433.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714645     MORTGAGORS: WALTER               NANCY

    REGION CODE    ADDRESS   : 501 LITTLE RANCHES ROAD
        02         CITY      :    WIMBERLEY
                   STATE/ZIP : TX  78676
    MORTGAGE AMOUNT :   250,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,086.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,772.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 59.63000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,600,550.00
                               P & I AMT:     10,771.17
                               UPB AMT:   1,599,044.17

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          113
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714652     MORTGAGORS: GIVER                JOHN
                               GIVER                REBECCA
    REGION CODE    ADDRESS   : 5241 EAST HASHKNIFE ROAD
        02         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85054
    MORTGAGE AMOUNT :   243,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,718.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,742.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007714660     MORTGAGORS: CARSON SR.           JAMES
                               CARSON               BARBARA
    REGION CODE    ADDRESS   : 7292 BASIL WESTERN ROAD
        02         CITY      :    CANAL WINCHESTER
                   STATE/ZIP : OH  43110
    MORTGAGE AMOUNT :   288,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,541.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,043.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 73.10100
    -----------------------------------------------------------------
0   0007714678     MORTGAGORS: CURTIS               DAVID
                               CURTIS               JULIE
    REGION CODE    ADDRESS   : 3337 EAST ELDORADO TRAIL
        02         CITY      :    MINNETONKA
                   STATE/ZIP : MN  55305
    MORTGAGE AMOUNT :   456,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    455,644.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,110.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714686     MORTGAGORS: FRANZ                JOSHUA

    REGION CODE    ADDRESS   : 16751 80TH PLACE NORTH
        02         CITY      :    MAPLE GROVE
                   STATE/ZIP : MN  55311
    MORTGAGE AMOUNT :   252,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,402.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,723.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.99800
    -----------------------------------------------------------------
0   0007714694     MORTGAGORS: KOCH                 ROBERT
                               KOCH                 MARYANN
    REGION CODE    ADDRESS   : 9542 AMESBURY LANE
        02         CITY      :    EDEN PRAIRIE
                   STATE/ZIP : MN  55347
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,547.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,971.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.55400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,529,550.00
                               P & I AMT:     10,591.48
                               UPB AMT:   1,527,854.56

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          114
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714702     MORTGAGORS: BORG                 EUGENE
                               BORG                 DOREEN
    REGION CODE    ADDRESS   : 15455 110TH STREET
        02         CITY      :    YOUNG AMERICA
                   STATE/ZIP : MN  55397
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,177.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,592.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.16600
    -----------------------------------------------------------------
0   0007714710     MORTGAGORS: CHALADOFF            DAVID
                               CHALADOFF            CATHY
    REGION CODE    ADDRESS   : 1643 PLEASANT PLAIN ROAD
        02         CITY      :    FAIRFIELD
                   STATE/ZIP : IA  52556
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,554.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714728     MORTGAGORS: BEAUDOIN             JOHN
                               BEAUDOIN             KELLY
    REGION CODE    ADDRESS   : 9741 BAXTER TRAIL
        02         CITY      :    INVER GROVE HEIGHTS
                   STATE/ZIP : MN  55077
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,785.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714736     MORTGAGORS: OKONESKI             MICHAEL
                               OKONESKI             LISA
    REGION CODE    ADDRESS   : 4305 LEXINGTON POINTE PARKWAY
        02         CITY      :    EAGAN
                   STATE/ZIP : MN  55123
    MORTGAGE AMOUNT :   151,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    150,830.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,069.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007714744     MORTGAGORS: OWENS                JOHN
                               OWENS                SENETRA
    REGION CODE    ADDRESS   : 10141 173RD STREET WEST
        02         CITY      :    LAKEVILLE
                   STATE/ZIP : MN  55044
    MORTGAGE AMOUNT :   171,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    170,873.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,195.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,262,050.00
                               P & I AMT:      8,679.41
                               UPB AMT:   1,260,221.16

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          115
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714751     MORTGAGORS: SMITH                BRADLEY
                               SMITH                LAUREN
    REGION CODE    ADDRESS   : 45 FAIR HAVEN ROAD
        02         CITY      :    FAIR HAVEN
                   STATE/ZIP : NJ  07704
    MORTGAGE AMOUNT :   253,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,429.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,860.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714769     MORTGAGORS: SORIANO              JAMES
                               SORIANO              PATRICIA
    REGION CODE    ADDRESS   : 2488 GOLDEN GATE AVENUE
        02         CITY      :    SUMMERLAND
                   STATE/ZIP : CA  93067
    MORTGAGE AMOUNT :   393,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    393,156.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,854.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.99000
    -----------------------------------------------------------------
0   0007714785     MORTGAGORS: HIMMELBERG           LEONARD
                               HIMMELBERG           FRANCES
    REGION CODE    ADDRESS   : 123 WALNUT STREET
        02         CITY      :    NEW ORLEANS
                   STATE/ZIP : LA  70118
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,615.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0007714793     MORTGAGORS: FRANCIS              MICHAEL
                               MATTHIESSEN          ULRIKA
    REGION CODE    ADDRESS   : 2630 BELL STREET
        02         CITY      :    NEW ORLEANS
                   STATE/ZIP : LA  70119
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,271.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,144.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/23
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.94700
    -----------------------------------------------------------------
0   0007714801     MORTGAGORS: KRAMER               GEORGE
                               KRAMER               LESLEY
    REGION CODE    ADDRESS   : 217 NORTH MAIN STREET
        02         CITY      :    HOPEWELL
                   STATE/ZIP : NJ  08534
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,624.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,898.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 71.62100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,464,300.00
                               P & I AMT:     10,498.76
                               UPB AMT:   1,462,097.89

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          116
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714819     MORTGAGORS: CROUTHAMEL           KEVIN
                               CROUTHAMEL           GAIL
    REGION CODE    ADDRESS   : 30 PLEASANT VALLEY-HARBORTON
        02         CITY      :    TITUSVILLE
                   STATE/ZIP : NJ  08560
    MORTGAGE AMOUNT :   315,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,477.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,261.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 60.13300
    -----------------------------------------------------------------
0   0007714827     MORTGAGORS: STOUT                GARY
                               STOUT                DIANA
    REGION CODE    ADDRESS   : 4925 HUNTFIELD DRIVE
        02         CITY      :    DOYLESTOWN
                   STATE/ZIP : PA  18901
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,606.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,066.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 77.44500
    -----------------------------------------------------------------
0   0007714835     MORTGAGORS: BIRCH                JAMES
                               BIRCH                KAREN
    REGION CODE    ADDRESS   : 2048 CARMEL DRIVE
        02         CITY      :    JAMISON
                   STATE/ZIP : PA  18929
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,528.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,127.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.87500
    -----------------------------------------------------------------
0   0007714843     MORTGAGORS: ROBINSON             MICHAEL
                               ROBINSON             CHRISTINA
    REGION CODE    ADDRESS   : 29640 NW EVERGREEN ROAD
        02         CITY      :    HILLSBORO
                   STATE/ZIP : OR  97124
    MORTGAGE AMOUNT :   176,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    176,662.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,206.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714850     MORTGAGORS: PODEMSKI             BENJAMIN
                               PODEMSKI             TRICIA
    REGION CODE    ADDRESS   : 7010 1ST AVENUE NW
        02         CITY      :    SEATTLE
                   STATE/ZIP : WA  98117
    MORTGAGE AMOUNT :   319,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,944.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,150.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,404,700.00
                               P & I AMT:      9,812.05
                               UPB AMT:   1,403,219.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          117
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714868     MORTGAGORS: KAYE                 SCOTT
                               KAYE                 CAROLYN
    REGION CODE    ADDRESS   : 4830 NORTH 24TH STREET
        02         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22207
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,803.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.64700
    -----------------------------------------------------------------
0   0007714876     MORTGAGORS: KORCUSKA             MICHAEL
                               JACKSON              SHANNON
    REGION CODE    ADDRESS   : 3057 HILLEGASS AVENUE
        02         CITY      :    BERKELEY
                   STATE/ZIP : CA  94705
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,672.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,865.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714884     MORTGAGORS: RUBIN                JAY
                               RUBIN                JANET
    REGION CODE    ADDRESS   : 985 COAST VIEW DRIVE
        02         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,736.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,482.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 53.78700
    -----------------------------------------------------------------
0   0007714892     MORTGAGORS: DOUVILLIER           AARON

    REGION CODE    ADDRESS   : 12 PORCUPINE LANE
        02         CITY      :    LITTLETON
                   STATE/ZIP : CO  80127
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,737.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,292.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714900     MORTGAGORS: PEARLMAN             ANDREW
                               PEARLMAN             KAREN
    REGION CODE    ADDRESS   : 1121 DINCARA ROAD
        02         CITY      :    BURBANK
                   STATE/ZIP : CA  91506
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,568.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,882.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.60000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,652,000.00
                               P & I AMT:     11,375.22
                               UPB AMT:   1,650,518.17

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          118
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714918     MORTGAGORS: VILLAR               DERICK

    REGION CODE    ADDRESS   : 1 CAPE VICTORIA
        02         CITY      :    ALISO VIEJO
                   STATE/ZIP : CA  92656
    MORTGAGE AMOUNT :   200,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    199,679.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,347.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.68100
    -----------------------------------------------------------------
0   0007714926     MORTGAGORS: WORKMAN              EDWARD
                               WORKMAN              JANICE
    REGION CODE    ADDRESS   : 35461 CAMINO CAPISTRANO
        02         CITY      :    DANA POINT
                   STATE/ZIP : CA  92624
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,580.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,899.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 36.66600
    -----------------------------------------------------------------
0   0007714934     MORTGAGORS: WOHLMUTH             LEE
                               WOHLMUTH             KAREN
    REGION CODE    ADDRESS   : 13421 TIARA STREET
        02         CITY      :    VAN NUYS
                   STATE/ZIP : CA  91401
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,585.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,676.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007714942     MORTGAGORS: BAKER                MICHAEL
                               BAKER                KATHRYN
    REGION CODE    ADDRESS   : 60 DOWNFIELD WAY
        02         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,553.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 60.34400
    -----------------------------------------------------------------
0   0007714959     MORTGAGORS: LAZAR                JOEL
                               LAZAR                LISA
    REGION CODE    ADDRESS   : 3945 JOHN STREET
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92106
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,607.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,911.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.05600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,312,000.00
                               P & I AMT:      9,091.12
                               UPB AMT:   1,310,006.84

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          119
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007714967     MORTGAGORS: HOWARD               DIANA

    REGION CODE    ADDRESS   : 27549 FAWNSKIN DRIVE
        02         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   349,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,467.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,410.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.37000
    -----------------------------------------------------------------
0   0007714975     MORTGAGORS: HUTCHENS             LAWRENCE
                               HUTCHENS             ELVIRA
    REGION CODE    ADDRESS   : 1932 PARK STREET
        02         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   359,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,478.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,540.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 65.27200
    -----------------------------------------------------------------
0   0007714983     MORTGAGORS: BOLTE                CARL
                               BOLTE                WENDY
    REGION CODE    ADDRESS   : 833 SOUTH SIERRA BONITA AVENUE
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90036
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,620.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,919.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 72.43200
    -----------------------------------------------------------------
0   0007714991     MORTGAGORS: MACGREGOR            JEAN
                               WHISONANT            CHARLES
    REGION CODE    ADDRESS   : 1707 NEWPORT HILLS DRIVE WEST
        02         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,154.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,335.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 30.98500
    -----------------------------------------------------------------
0   0007715006     MORTGAGORS: CHERNILA             JON
                               POLLAK               ELIZABETH
    REGION CODE    ADDRESS   : 4197 DOGWOOD AVENUE
        02         CITY      :    SEAL BEACH
                   STATE/ZIP : CA  90740
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,401.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,946.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 67.07300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,581,000.00
                               P & I AMT:     11,153.59
                               UPB AMT:   1,574,121.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          120
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715014     MORTGAGORS: DAVIDSON             SAMUEL

    REGION CODE    ADDRESS   : 412 POINSETTIA AVENUE
        02         CITY      :    CORONA DEL MAR
                   STATE/ZIP : CA  92625
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,054.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,076.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 52.10500
    -----------------------------------------------------------------
0   0007715022     MORTGAGORS: KRUGER               EDWARD
                               KRUGER               CLAIRE
    REGION CODE    ADDRESS   : 34601 CAMINO CAPISTRANO
        02         CITY      :    DANA POINT
                   STATE/ZIP : CA  92624
    MORTGAGE AMOUNT :   571,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    570,149.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,992.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 58.56400
    -----------------------------------------------------------------
0   0007715030     MORTGAGORS: CORDOVA              ARNOLD
                               CORDOVA              LINDA
    REGION CODE    ADDRESS   : 33665 CAPSTAN DRIVE
        02         CITY      :    DANA POINT
                   STATE/ZIP : CA  92629
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,552.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.09300
    -----------------------------------------------------------------
0   0007715048     MORTGAGORS: PHAM                 XUYEN
                               PHAM                 CHIZUE
    REGION CODE    ADDRESS   : 43520 LAUREL GLEN COMMON
        02         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   399,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,274.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,728.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99600
    -----------------------------------------------------------------
0   0007715055     MORTGAGORS: ABOUDIAB             SALIM
                               ABOUDIAB             MAY
    REGION CODE    ADDRESS   : 5411 PINEGLEN ROAD
        02         CITY      :    LA CRESCENTA AREA
                   STATE/ZIP : CA  92614
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,578.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,052.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.45200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,843,900.00
                               P & I AMT:     12,800.86
                               UPB AMT:   1,840,609.94

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          121
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715063     MORTGAGORS: MEKATA               FRED
                               MEKATA               RUTH
    REGION CODE    ADDRESS   : 3722 CAMINO CODORNIZ
        02         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   445,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    444,320.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,073.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 61.80500
    -----------------------------------------------------------------
0   0007715071     MORTGAGORS: WHITAKER             L.
                               WHITAKER             LINDA
    REGION CODE    ADDRESS   : 21082 AVENIDA FLORESTA
        02         CITY      :    LAKE FOREST
                   STATE/ZIP : CA  92630
    MORTGAGE AMOUNT :   273,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,299.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,821.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007715089     MORTGAGORS: ALTHOUSE             RONALD
                               ALTHOUSE             DEBRA
    REGION CODE    ADDRESS   : 2856 CALLE GUADALAJARA
        02         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92673
    MORTGAGE AMOUNT :   327,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,513.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,286.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.31800
    -----------------------------------------------------------------
0   0007715097     MORTGAGORS: SAMS                 LEWIS
                               SAMS                 JENNIFER
    REGION CODE    ADDRESS   : 129 PASEO DE LAS DELICIAS
        02         CITY      :    REDONDO BEACH AREA
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   319,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,047.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,288.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 59.16600
    -----------------------------------------------------------------
0   0007715105     MORTGAGORS: NAIM                 MAHYAR

    REGION CODE    ADDRESS   : 15445 VARDEN STREET
        02         CITY      :    SHERMAN OAK AREA
                   STATE/ZIP : CA  91403
    MORTGAGE AMOUNT :   319,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,525.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,230.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.75000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,684,250.00
                               P & I AMT:     11,700.66
                               UPB AMT:   1,681,706.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          122
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715113     MORTGAGORS: BEGNELL              GENE
                               BEGNELL              CHERYL
    REGION CODE    ADDRESS   : 2927 BONANZA
        02         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92673
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,680.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,557.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715121     MORTGAGORS: HUSTEDT              WILLIAM
                               HUSTEDT              KRISTI
    REGION CODE    ADDRESS   : 29 BEECHWOOD
        02         CITY      :    IRVINE
                   STATE/ZIP : CA  92614
    MORTGAGE AMOUNT :   593,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    588,772.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,100.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.96600
    -----------------------------------------------------------------
0   0007715139     MORTGAGORS: BOEHLE               WAYNE
                               BOEHLE               MARY
    REGION CODE    ADDRESS   : 3282 GRANDVIEW BOULEVARD
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90066
    MORTGAGE AMOUNT :   470,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    469,300.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,286.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.96000
    -----------------------------------------------------------------
0   0007715147     MORTGAGORS: FOSMIRE              STEVEN
                               FOSMIRE              LISA
    REGION CODE    ADDRESS   : 4622 AMALFI STREET
        02         CITY      :    CYPRESS
                   STATE/ZIP : CA  90630
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,748.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,279.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.66600
    -----------------------------------------------------------------
0   0007715154     MORTGAGORS: KANE                 KEVIN
                               KANE                 KAREN
    REGION CODE    ADDRESS   : 514 NORMANDY AVENUE
        02         CITY      :    PLACENTIA
                   STATE/ZIP : CA  92870
    MORTGAGE AMOUNT :   198,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    198,089.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,353.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,812,100.00
                               P & I AMT:     12,576.67
                               UPB AMT:   1,805,591.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          123
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715162     MORTGAGORS: BERGER               RALPH
                               KEEFE                EILEEN
    REGION CODE    ADDRESS   : 11 LA PLAZA
        02         CITY      :    ORINDA
                   STATE/ZIP : CA  94563
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,822.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,172.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 66.02100
    -----------------------------------------------------------------
0   0007715170     MORTGAGORS: ORLOFF               TRACY

    REGION CODE    ADDRESS   : 1205 MARINE STREET
        02         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90405
    MORTGAGE AMOUNT :   287,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,772.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,008.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715188     MORTGAGORS: SCHWAB               ANN
                               LOPEZ                RICHARD
    REGION CODE    ADDRESS   : 1344 MARINE AVENUE
        02         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,615.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,616.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715196     MORTGAGORS: AGRELA               DAVID
                               AGRELA               RAMONA
    REGION CODE    ADDRESS   : 24192 PUERTA DE LUZ
        02         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92691
    MORTGAGE AMOUNT :   309,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,127.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,138.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715204     MORTGAGORS: BALDWIN              DONALD
                               BALDWIN              JUDITH
    REGION CODE    ADDRESS   : 24252 BELLERIVE CIRCLE
        02         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   308,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,166.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,002.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.97400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,452,500.00
                               P & I AMT:      9,938.58
                               UPB AMT:   1,449,504.16

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          124
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715212     MORTGAGORS: PATEL                HARISH
                               PATEL                HINA
    REGION CODE    ADDRESS   : 20091 BIG BEND LANE
        02         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   262,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,408.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,831.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.80200
    -----------------------------------------------------------------
0   0007715220     MORTGAGORS: DELL                 SHEILA
                               BLANK                JOAN
    REGION CODE    ADDRESS   : 29 HORSESHOE LANE
        02         CITY      :    ROLLING HILLS ESTATES
                   STATE/ZIP : CA  90274
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,924.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,031.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0007715238     MORTGAGORS: MCCLATCHEY           SCOTT
                               MCCLATCHEY           KAY
    REGION CODE    ADDRESS   : 1601 MARGATE ROAD
        02         CITY      :    PALOS VERDES ESTATES
                   STATE/ZIP : CA  90274
    MORTGAGE AMOUNT :   455,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    454,251.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,027.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 55.15100
    -----------------------------------------------------------------
0   0007715246     MORTGAGORS: KORTAN               RICHARD
                               KORTAN               MARIE
    REGION CODE    ADDRESS   : 1807 247TH STREET
        02         CITY      :    LOMITA
                   STATE/ZIP : CA  90717
    MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,771.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,522.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 93.80200
    -----------------------------------------------------------------
0   0007715253     MORTGAGORS: BANCROFT             JAMES
                               SARTAIN              JULIANNE
    REGION CODE    ADDRESS   : 6591 CRISTA PALMA DRIVE
        02         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92647
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,599.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,953.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,666,250.00
                               P & I AMT:     11,367.30
                               UPB AMT:   1,662,956.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          125
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715261     MORTGAGORS: KLINGENSMITH         TOM
                               KLINGENSMITH         LINDA
    REGION CODE    ADDRESS   : 13765 PINE NEEDLES DRIVE
        02         CITY      :    DEL MAR AREA
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,358.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,694.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.99200
    -----------------------------------------------------------------
0   0007715279     MORTGAGORS: SIEBEN               HORST

    REGION CODE    ADDRESS   : 15 LAKEFRONT, UNIT 13
        02         CITY      :    IRVINE
                   STATE/ZIP : CA  92604
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,560.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,062.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 59.59500
    -----------------------------------------------------------------
0   0007715287     MORTGAGORS: SANDELL              MARK
                               SANDELL              STEPHANIE
    REGION CODE    ADDRESS   : 27595 MINAYA
        02         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92691
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,596.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,823.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715295     MORTGAGORS: PRESTON              ROBERT
                               LAGERSTROM           CYNTHIA
    REGION CODE    ADDRESS   : 1222 WEST 37TH STREET
        02         CITY      :    SAN PEDRO
                   STATE/ZIP : CA  90731
    MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,763.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.43600
    -----------------------------------------------------------------
0   0007715303     MORTGAGORS: HUDY                 JOHN
                               MARENGO              SANDRA
    REGION CODE    ADDRESS   : 347 MELROSE AVENUE
        02         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,583.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,106.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 67.27600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,535,000.00
                               P & I AMT:     10,539.76
                               UPB AMT:   1,532,862.81

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          126
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715311     MORTGAGORS: YOONG                JACKSON
                               YOONG                ANGELA
    REGION CODE    ADDRESS   : 5525 VIA VIGO
        02         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,458.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.68300
    -----------------------------------------------------------------
0   0007715329     MORTGAGORS: CARSON               RICHARD
                               CARSON               MARIA
    REGION CODE    ADDRESS   : 22341 SUNBROOK
        02         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,512.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,378.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 77.24100
    -----------------------------------------------------------------
0   0007715337     MORTGAGORS: HERBULOCK            EDWARD
                               HUMPHREY             SUSAN
    REGION CODE    ADDRESS   : 5518 ARVADA STREET
        02         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,524.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,073.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715345     MORTGAGORS: NOSTRAND             DALE
                               NOSTRAND             SHELLEY
    REGION CODE    ADDRESS   : 5650 SOUTHVIEW DRIVE
        02         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   264,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,805.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,894.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.57100
    -----------------------------------------------------------------
0   0007715352     MORTGAGORS: FUDAL                SCOTT
                               WINOGRAD             JENNIFER
    REGION CODE    ADDRESS   : 4922 MAUI CIRCLE
        02         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,615.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,451,500.00
                               P & I AMT:     10,175.44
                               UPB AMT:   1,448,916.49

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          127
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715360     MORTGAGORS: RAJAGOPAL            VINAYAK
                               RAJAGOPAL            PREM
    REGION CODE    ADDRESS   : 26761 SOTELO
        02         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,791.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,892.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.48200
    -----------------------------------------------------------------
0   0007715378     MORTGAGORS: HENTSCHEL            STEPHEN
                               HENTSCHEL            MARICON
    REGION CODE    ADDRESS   : 985 CARTIER LANE
        02         CITY      :    FOSTER CITY
                   STATE/ZIP : CA  94404
    MORTGAGE AMOUNT :   239,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,289.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,671.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 62.89400
    -----------------------------------------------------------------
0   0007715386     MORTGAGORS: ARGENTO              JOSEPH
                               ARGENTO              ILENE
    REGION CODE    ADDRESS   : 2825 PLAZA DEL AMO #110
        02         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,629.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,804.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.68700
    -----------------------------------------------------------------
0   0007715394     MORTGAGORS: MC CLURE             BRIAN
                               MC CLURE             JENNIFER
    REGION CODE    ADDRESS   : 14331 GALY STREET
        02         CITY      :    TUSTIN
                   STATE/ZIP : CA  92780
    MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,815.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,616.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.06200
    -----------------------------------------------------------------
0   0007715402     MORTGAGORS: COSCIA               JAMES

    REGION CODE    ADDRESS   : 302 HUNTINGTON STREET
        02         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,554.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,297,000.00
                               P & I AMT:      9,002.00
                               UPB AMT:   1,295,080.34

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          128
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715410     MORTGAGORS: HENTSCHEL            STACEY

    REGION CODE    ADDRESS   : 29552 ALTA TERRA
        02         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   302,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,561.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,137.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 64.94600
    -----------------------------------------------------------------
0   0007715428     MORTGAGORS: REED                 DAVID
                               REED                 DIANE
    REGION CODE    ADDRESS   : 25302 DERBYHILL DRIVE
        02         CITY      :    LAGUNA HILLS
                   STATE/ZIP : CA  92653
    MORTGAGE AMOUNT :   282,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,645.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,002.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 25.71300
    -----------------------------------------------------------------
0   0007715436     MORTGAGORS: ANDERSON             DOUGLAS

    REGION CODE    ADDRESS   : 159 POMONA AVENUE
        02         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   274,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,048.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,826.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007715444     MORTGAGORS: BARRIAL              DENNIS
                               BARRIAL              JOANNE
    REGION CODE    ADDRESS   : 15332 DOTY AVENUE
        02         CITY      :    LAWNDALE AREA
                   STATE/ZIP : CA  90260
    MORTGAGE AMOUNT :   159,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    158,856.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,099.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.98400
    -----------------------------------------------------------------
0   0007715451     MORTGAGORS: TOLEDO               RAYMOND
                               TOLEDO               FIDELITA
    REGION CODE    ADDRESS   : 7 CALLE CABRILLO
        02         CITY      :    FOOTHILL RANCH AREA
                   STATE/ZIP : CA  92610
    MORTGAGE AMOUNT :   281,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,549.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.05100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,299,600.00
                               P & I AMT:      8,958.86
                               UPB AMT:   1,297,661.52

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          129
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715469     MORTGAGORS: VERNON               DAVID
                               VERNON               ELIZABETH
    REGION CODE    ADDRESS   : 8312 ELMCREST LANE
        02         CITY      :    HUNTINGTON
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,779.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,151.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715477     MORTGAGORS: MC CALL              JAMES
                               MC CALL              KATHLEEN
    REGION CODE    ADDRESS   : 4717 JACQUES STREET
        02         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,797.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715485     MORTGAGORS: ARKFELD              DANIEL
                               ARKFELD              CATHERINE
    REGION CODE    ADDRESS   : 1572 EAST MOUNTAIN STREET
        02         CITY      :    PASADENA
                   STATE/ZIP : CA  91104
    MORTGAGE AMOUNT :   412,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    411,686.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,845.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715493     MORTGAGORS: HWANG                YONG
                               HWANG                HWA
    REGION CODE    ADDRESS   : 20031 EAST WILDBLOSSOM CIRCLE
        02         CITY      :    WALNUT
                   STATE/ZIP : CA  91789
    MORTGAGE AMOUNT :   308,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,026.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,181.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.03700
    -----------------------------------------------------------------
0   0007715501     MORTGAGORS: LEMUS                JOSE
                               RETANA               PEDRO
    REGION CODE    ADDRESS   : 6315 PIERCE AVENUE
        02         CITY      :    WHITTIER
                   STATE/ZIP : CA  90601
    MORTGAGE AMOUNT :    89,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :     89,469.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       634.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,373,850.00
                               P & I AMT:      9,586.92
                               UPB AMT:   1,372,760.39

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          130
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715519     MORTGAGORS: BAUMANN              MICHAEL
                               BAUMANN              MARGARET
    REGION CODE    ADDRESS   : 12 FAIRE WINDS
        02         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,782.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 59.40500
    -----------------------------------------------------------------
0   0007715527     MORTGAGORS: HASKELL              RICHARD
                               HASKELL              SANDRA
    REGION CODE    ADDRESS   : 255 EVENING CANYON ROAD
        02         CITY      :    CORONA DEL MAR AREA,
                   STATE/ZIP : CA  92625
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,404.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,796.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 26.66600
    -----------------------------------------------------------------
0   0007715535     MORTGAGORS: SILVER               BRAD
                               ABRAHAM              LINDA
    REGION CODE    ADDRESS   : 1846 NEWPORT TERRACE
        02         CITY      :    SAN PEDRO
                   STATE/ZIP : CA  90732
    MORTGAGE AMOUNT :   228,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,625.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,580.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.98600
    -----------------------------------------------------------------
0   0007715543     MORTGAGORS: MARTINEZ             GONZALO
                               MARTINEZ             ELIZABETH
    REGION CODE    ADDRESS   : 12 OAKBROOK
        02         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   483,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    482,641.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,377.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0007715550     MORTGAGORS: SHIVELY              RONALD
                               SHIVELY              AMY
    REGION CODE    ADDRESS   : 2753 NORTH SPRINGFIELD STREET
        02         CITY      :    ORANGE
                   STATE/ZIP : CA  92867
    MORTGAGE AMOUNT :   281,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,296.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,992.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 68.65800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,693,300.00
                               P & I AMT:     11,870.17
                               UPB AMT:   1,691,750.98

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          131
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715568     MORTGAGORS: LIVIZ                FELIX
                               LIVIZ                ANNA
    REGION CODE    ADDRESS   : 1161 BLYTHE STREET
        02         CITY      :    FOSTER CITY
                   STATE/ZIP : CA  94404
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,411.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,514.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.03700
    -----------------------------------------------------------------
0   0007715576     MORTGAGORS: YAN                  JOHN
                               YAN                  YU-LING
    REGION CODE    ADDRESS   : 128 ANNE WAY
        02         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95032
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,571.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,013.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 67.76400
    -----------------------------------------------------------------
0   0007715584     MORTGAGORS: SCHLESINGER          ROBERT

    REGION CODE    ADDRESS   : 28801 SHADY LANE
        02         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,836.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,538.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 61.97100
    -----------------------------------------------------------------
0   0007715592     MORTGAGORS: COONEY               MATTHEW
                               YUE                  MAYLEN
    REGION CODE    ADDRESS   : 309 BADEN STREET
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94131
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,797.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,908.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.78300
    -----------------------------------------------------------------
0   0007715600     MORTGAGORS: FRIEDMAN             JEROME
                               FRIEDMAN             ANDREA
    REGION CODE    ADDRESS   : 1842 5TH STREET
        02         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   535,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    534,782.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,651.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,680,200.00
                               P & I AMT:     11,625.95
                               UPB AMT:   1,677,398.96

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          132
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715618     MORTGAGORS: GAUTHIER             EDWARD
                               GAUTHIER             BARBARA
    REGION CODE    ADDRESS   : 5264 SILVER ARROW DRIVE
        02         CITY      :    RANCHO PALOS
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,804.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 64.39000
    -----------------------------------------------------------------
0   0007715626     MORTGAGORS: SAROUKOS             ALEXANDER
                               SAROUKOS             MARINA
    REGION CODE    ADDRESS   : 9800 LASAINE AVENUE
        02         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91325
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,803.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,657.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 58.57100
    -----------------------------------------------------------------
0   0007715634     MORTGAGORS: YOKOTA               CLAYTON
                               YOKOTA               NICOLA
    REGION CODE    ADDRESS   : 34062 CALLE LA PRIMAVERA
        02         CITY      :    DANA POINT
                   STATE/ZIP : CA  92629
    MORTGAGE AMOUNT :   462,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    461,694.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,193.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715642     MORTGAGORS: MAWN                 PAUL
                               MAWN                 JOYCE
    REGION CODE    ADDRESS   : 25741 FLETCHER PLACE
        02         CITY      :    LAGUNA HILL
                   STATE/ZIP : CA  92653
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,717.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,760.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 72.89700
    -----------------------------------------------------------------
0   0007715659     MORTGAGORS: CACHOLA              ABEL
                               CACHOLA              JOAN
    REGION CODE    ADDRESS   : 40 OAKHURST ROAD
        02         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,737.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,292.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.13900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,698,400.00
                               P & I AMT:     11,749.49
                               UPB AMT:   1,696,757.08

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          133
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715667     MORTGAGORS: MIBU                 SCOTT
                               MIBU                 STEPHANIE
    REGION CODE    ADDRESS   : 209 NORTH ROWELL AVENUE
        02         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   486,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    485,586.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,356.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.12200
    -----------------------------------------------------------------
0   0007715675     MORTGAGORS: TROUSSIEUX           CHRISTIAN
                               TROUSSIEUX           ANN
    REGION CODE    ADDRESS   : 15 MYRTLE STREET
        02         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94062
    MORTGAGE AMOUNT :   404,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,342.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,794.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.76700
    -----------------------------------------------------------------
0   0007715683     MORTGAGORS: BALL                 KENNETH
                               BALL                 DEBORAH
    REGION CODE    ADDRESS   : 21170 FELIPA ROAD
        02         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   249,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,819.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 70.14000
    -----------------------------------------------------------------
0   0007715691     MORTGAGORS: TOOMBS               T.
                               TOOMBS               JEAN
    REGION CODE    ADDRESS   : 46 WHEELER
        02         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   272,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,570.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,792.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715709     MORTGAGORS: BROWN                JAMES
                               BROWN                SARA
    REGION CODE    ADDRESS   : 3302 ANTONIO STREET
        02         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,288.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,070.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,704,950.00
                               P & I AMT:     11,776.33
                               UPB AMT:   1,703,607.84

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          134
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715717     MORTGAGORS: MAC DONALD           STEVEN
                               MAC DONALD           ROBIN
    REGION CODE    ADDRESS   : 3 REEF
        02         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   281,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,791.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 68.87200
    -----------------------------------------------------------------
0   0007715725     MORTGAGORS: CATANIA              BRUCE
                               CATANIA              CYNTHIA
    REGION CODE    ADDRESS   : 6473 ELLENVIEW AVENUE
        02         CITY      :    WEST HILLS AREA LOS ANGEL
                   STATE/ZIP : CA  91307
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,765.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715733     MORTGAGORS: OVERMAN              JOHN

    REGION CODE    ADDRESS   : 41390 CHAPARRAL DRIVE
        02         CITY      :    TEMECULA
                   STATE/ZIP : CA  92592
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,816.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 71.23200
    -----------------------------------------------------------------
0   0007715741     MORTGAGORS: SCHILDT              GARY
                               SCHILDT              MAURETTA
    REGION CODE    ADDRESS   : 2011 CLARK LANE UNIT A
        02         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90278
    MORTGAGE AMOUNT :   302,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,519.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,091.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.63600
    -----------------------------------------------------------------
0   0007715758     MORTGAGORS: DALSEMER             INA

    REGION CODE    ADDRESS   : 11916 GORHAM AVENUE #402
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90049
    MORTGAGE AMOUNT :   402,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    402,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,745.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,546,250.00
                               P & I AMT:     10,710.79
                               UPB AMT:   1,545,393.54

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          135
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715766     MORTGAGORS: FRIEDMAN             PETER
                               MANTELL              SUZANNE
    REGION CODE    ADDRESS   : 101 WARWICK PLACE
        02         CITY      :    SOUTH PASADENA
                   STATE/ZIP : CA  91030
    MORTGAGE AMOUNT :   267,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,442.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,848.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 53.54000
    -----------------------------------------------------------------
0   0007715774     MORTGAGORS: LAGERSTROM           DOUGLAS
                               LAGERSTROM           BONNIE
    REGION CODE    ADDRESS   : 3815 GLENEAGLES DRIVE
        02         CITY      :    TARZANA AREA
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,743.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,412.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007715782     MORTGAGORS: FERRARO              DANIEL
                               FERRARO              JULIE
    REGION CODE    ADDRESS   : 8 COPPER HILL
        02         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   277,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,399.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715790     MORTGAGORS: REID                 MICHAEL
                               REID                 NANCY
    REGION CODE    ADDRESS   : 15 VERONA LANE
        02         CITY      :    FOOTHILL RANCH AREA
                   STATE/ZIP : CA  92610
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,559.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715808     MORTGAGORS: SALDANA              JULIO
                               SALDANA              HELEN
    REGION CODE    ADDRESS   : 4013 BOUTON DRIVE
        02         CITY      :    LAKEWOOD
                   STATE/ZIP : CA  90712
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,750.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,349.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,494,300.00
                               P & I AMT:     10,358.47
                               UPB AMT:   1,492,895.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          136
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715816     MORTGAGORS: RICHARDSON           JEFFREY

    REGION CODE    ADDRESS   : 23861 WAVESPRAY CIRCLE
        02         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   369,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,297.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,458.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715824     MORTGAGORS: FURTADO              STEVEN

    REGION CODE    ADDRESS   : 889 FIELDWOOD COURT
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   317,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,758.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,189.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 58.70300
    -----------------------------------------------------------------
0   0007715832     MORTGAGORS: DWARNAL              VENKATESH
                               DWARNAL              ASHA
    REGION CODE    ADDRESS   : 14341 PLEASANT HILL DRIVE
        02         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,792.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,950.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.59100
    -----------------------------------------------------------------
0   0007715840     MORTGAGORS: ROWE                 PAUL
                               ROWE                 LYNELLE
    REGION CODE    ADDRESS   : 33 RED ROCK
        02         CITY      :    IRVINE
                   STATE/ZIP : CA  92604
    MORTGAGE AMOUNT :   280,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,197.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,984.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 73.21100
    -----------------------------------------------------------------
0   0007715865     MORTGAGORS: CLICK                RICKY

    REGION CODE    ADDRESS   : 3441 MICHAEL DRIVE
        02         CITY      :    PLANO
                   STATE/ZIP : TX  75023
    MORTGAGE AMOUNT :   251,560.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,148.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,802.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,497,560.00
                               P & I AMT:     10,386.09
                               UPB AMT:   1,496,193.90

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          137
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715873     MORTGAGORS: HILL                 CHRIS
                               HILL                 CHRISTINE
    REGION CODE    ADDRESS   : 510 SAGINAW COURT
        02         CITY      :    ALLEN
                   STATE/ZIP : TX  75013
    MORTGAGE AMOUNT :   265,884.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,478.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,836.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99900
    -----------------------------------------------------------------
0   0007715881     MORTGAGORS: BROWN                ROBERT
                               BROWN                CARLA
    REGION CODE    ADDRESS   : 820 MAYFAIR HILL COURT
        02         CITY      :    BEDFORD
                   STATE/ZIP : TX  76021
    MORTGAGE AMOUNT :   127,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    127,709.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       894.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.98700
    -----------------------------------------------------------------
0   0007715899     MORTGAGORS: BELTRAN              ANGEL

    REGION CODE    ADDRESS   : 750 LINDA AVENUE
        02         CITY      :    EL PASO
                   STATE/ZIP : TX  79922
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,320.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,438.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715907     MORTGAGORS: SEARS                BRYAN
                               SEARS                RHONDA
    REGION CODE    ADDRESS   : 1918 WHITEHALL DRIVE
        02         CITY      :    CORINTH
                   STATE/ZIP : TX  76205
    MORTGAGE AMOUNT :   267,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,821.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,914.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.98400
    -----------------------------------------------------------------
0   0007715915     MORTGAGORS: BROWN                MICHAEL
                               MANDELL BROWN        BETH
    REGION CODE    ADDRESS   : 6950 ROYAL LANE
        02         CITY      :    DALLAS
                   STATE/ZIP : TX  75230
    MORTGAGE AMOUNT :   389,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,019.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,724.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,530,584.00
                               P & I AMT:     10,807.88
                               UPB AMT:   1,528,349.42

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          138
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715923     MORTGAGORS: GUERRERO             CONSUELO

    REGION CODE    ADDRESS   : 4612 GLOBE WILLOW DRIVE
        02         CITY      :    EL PASO
                   STATE/ZIP : TX  79922
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,592.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,063.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007715931     MORTGAGORS: METZGER              GREGORY
                               METZGER              ANJA
    REGION CODE    ADDRESS   : 3604 POLO RUN DRIVE
        02         CITY      :    FLOWER MOUND
                   STATE/ZIP : TX  75028
    MORTGAGE AMOUNT :   272,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,290.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99900
    -----------------------------------------------------------------
0   0007715949     MORTGAGORS: BROWN                MYRON
                               BROWN                GAY
    REGION CODE    ADDRESS   : 820 ROSINANTE ROAD
        02         CITY      :    EL PASO
                   STATE/ZIP : TX  79922
    MORTGAGE AMOUNT :   304,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,662.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,049.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 60.83000
    -----------------------------------------------------------------
0   0007715956     MORTGAGORS: LEWIS                RICHARD
                               LEWIS                JOAN
    REGION CODE    ADDRESS   : 3213 VALLEY FORGE
        02         CITY      :    MCKINNEY
                   STATE/ZIP : TX  75070
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,556.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,796.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.50000
    -----------------------------------------------------------------
0   0007715964     MORTGAGORS: STUDER               GREGORY
                               STUDER               KATHRYN
    REGION CODE    ADDRESS   : 4231 NORTHAVEN ROAD
        02         CITY      :    DALLAS
                   STATE/ZIP : TX  75229
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,518.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 57.51500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,434,900.00
                               P & I AMT:      9,671.28
                               UPB AMT:   1,432,619.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          139
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007715972     MORTGAGORS: ANDERSON             DUDLEY

    REGION CODE    ADDRESS   : 5375 SPICEWOOD LANE
        02         CITY      :    FRISCO
                   STATE/ZIP : TX  76039
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    599,084.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,144.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 64.00000
    -----------------------------------------------------------------
0   0007715980     MORTGAGORS: BEAM                 JONATHAN

    REGION CODE    ADDRESS   : 3904 CREEK CROSSING DRIVE
        02         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   122,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    122,208.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       834.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007715998     MORTGAGORS: MEGGERSEE            BRIAN

    REGION CODE    ADDRESS   : 3865 ELGIN DRIVE
        02         CITY      :    PLANO
                   STATE/ZIP : TX  75025
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,639.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,630.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716004     MORTGAGORS: MARSH                LARRY
                               MARSH                DIANE
    REGION CODE    ADDRESS   : 2613 ROPER DRIVE
        02         CITY      :    PLANO
                   STATE/ZIP : TX  75025
    MORTGAGE AMOUNT :   120,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    119,908.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       828.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716012     MORTGAGORS: BARVINEK             TODD
                               BARVINEK             SHERRY
    REGION CODE    ADDRESS   : 200 SEWELL COURT
        02         CITY      :    IRVING
                   STATE/ZIP : TX  75038
    MORTGAGE AMOUNT :   346,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,129.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,363.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,424,800.00
                               P & I AMT:      9,800.93
                               UPB AMT:   1,422,970.69

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          140
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716020     MORTGAGORS: WREN                 BARRY
                               WREN                 DENA
    REGION CODE    ADDRESS   : 15427 GREENS COVE WAY
        02         CITY      :    HOUSTON
                   STATE/ZIP : TX  77058
    MORTGAGE AMOUNT :   353,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,567.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,383.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 89.99200
    -----------------------------------------------------------------
0   0007716038     MORTGAGORS: SPRAGUE              JOHN
                               SPRAGUE              PATRICIA
    REGION CODE    ADDRESS   : 702 TWIN CREEKS DRIVE
        02         CITY      :    ALLEN
                   STATE/ZIP : TX  75013
    MORTGAGE AMOUNT :   276,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,484.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,887.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.86100
    -----------------------------------------------------------------
0   0007716046     MORTGAGORS: VAN DUYNE            ROGER
                               VAN DUYNE            CHERYL
    REGION CODE    ADDRESS   : 16037 CHALFONT CIRCLE
        02         CITY      :    DALLAS
                   STATE/ZIP : TX  75248
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,779.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,151.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716053     MORTGAGORS: DASCHEL              MICHAEL
                               DASCHEL              DIANA
    REGION CODE    ADDRESS   : 9917 NE 322ND STREET
        02         CITY      :    LA CENTER
                   STATE/ZIP : WA  98629
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,592.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,711.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 87.88900
    -----------------------------------------------------------------
0   0007716061     MORTGAGORS: TITEIU               IOAN
                               TITEIU               MARIA
    REGION CODE    ADDRESS   : 15750 NE HOLLADAY STREET
        02         CITY      :    PORTLAND
                   STATE/ZIP : OR  97230
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,186.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 77.07900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,453,550.00
                               P & I AMT:     10,010.16
                               UPB AMT:   1,450,609.92

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          141
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716079     MORTGAGORS: JOSEPH               JOHN
                               MORRISON             ELLEN
    REGION CODE    ADDRESS   : 1025 BROAD BRANCH COURT
        02         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   458,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    458,145.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,053.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.18900
    -----------------------------------------------------------------
0   0007716095     MORTGAGORS: WADE                 ROBERT
                               WADE                 BARBARA
    REGION CODE    ADDRESS   : 7422 SAVILLE COURT
        02         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22306
    MORTGAGE AMOUNT :   336,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,523.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,240.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716103     MORTGAGORS: RICHARDSON           ROGER
                               RICHARDSON           JOY
    REGION CODE    ADDRESS   : 9703 HIDDEN VALLEY ROAD
        02         CITY      :    VIENNA
                   STATE/ZIP : VA  22181
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,772.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,991.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716111     MORTGAGORS: WHALEN               DAVID
                               WHALEN               MARY
    REGION CODE    ADDRESS   : 2106 SOUTH BAY LANE
        02         CITY      :    RESTON
                   STATE/ZIP : VA  20191
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,779.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,660.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716129     MORTGAGORS: MOY                  ALBERT
                               MOY                  BARBARA
    REGION CODE    ADDRESS   : 17107 THATCHER PLACE
        02         CITY      :    OLNEY
                   STATE/ZIP : MD  20832
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,785.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,611,700.00
                               P & I AMT:     10,751.77
                               UPB AMT:   1,610,006.88

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          142
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716137     MORTGAGORS: CLAUNCH              JAMES
                               CLAUNCH              AMY
    REGION CODE    ADDRESS   : 13102 SPRINGMINT COURT
        02         CITY      :    CYPRESS
                   STATE/ZIP : TX  77429
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,721.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,344.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716145     MORTGAGORS: JONES                ROBERT
                               FERGEMANN            LANCE
    REGION CODE    ADDRESS   : 6809 CARMELLE DRIVE
        02         CITY      :    FT. MYERS
                   STATE/ZIP : FL  33919
    MORTGAGE AMOUNT :   132,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    131,843.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       900.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007716152     MORTGAGORS: MATTSON              ALAN
                               MATTSON              MARILEE
    REGION CODE    ADDRESS   : 631 ILIKAI STREET
        02         CITY      :    KAILUA
                   STATE/ZIP : HI  96734
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,716.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,483.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716160     MORTGAGORS: CHAN                 STEVEN
                               CHAN                 KA-MAN
    REGION CODE    ADDRESS   : 840 VICTORIA DRIVE
        02         CITY      :    ARCADIA
                   STATE/ZIP : CA  91007
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,586.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,800.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716178     MORTGAGORS: KAUFMAN              ALEKSANDR

    REGION CODE    ADDRESS   : 142 SOUTH CRESCENT HEIGHTS BOULEVAR
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90048
    MORTGAGE AMOUNT :   226,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,923.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,541.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 63.66100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,334,050.00
                               P & I AMT:      9,071.17
                               UPB AMT:   1,330,791.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          143
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716186     MORTGAGORS: GIFFEN               COLIN
                               GIFFEN               CATHERINE
    REGION CODE    ADDRESS   : 11901 EDDLESTON DRIVE
        02         CITY      :    LOS ANGLES
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   314,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,508.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,142.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.50000
    -----------------------------------------------------------------
0   0007716194     MORTGAGORS: LEON                 GUSTAVO
                               RABASSA              MONICA
    REGION CODE    ADDRESS   : 7481 SW 56 ST
        02         CITY      :    MIAMI
                   STATE/ZIP : FL  33155
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,622.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 68.42100
    -----------------------------------------------------------------
0   0007716202     MORTGAGORS: LUTTRELL             DENNIS
                               LUTTRELL             CINDY
    REGION CODE    ADDRESS   : 10226 LEEDS COURT
        02         CITY      :    ORLANDO
                   STATE/ZIP : FL  32836
    MORTGAGE AMOUNT :   148,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    147,611.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,022.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716210     MORTGAGORS: LIND                 RICHARD

    REGION CODE    ADDRESS   : 2551 TIGERTAIL AVENUE
        02         CITY      :    COCONUT
                   STATE/ZIP : FL  33133
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,688.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,936.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0007716228     MORTGAGORS: PIACIBELLO           FRANCO

    REGION CODE    ADDRESS   : 17241 ANGELFISH LANE
        02         CITY      :    SUGARLOAF KEY
                   STATE/ZIP : FL  33042
    MORTGAGE AMOUNT :   237,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,419.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,641.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 45.69200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,379,600.00
                               P & I AMT:      9,582.27
                               UPB AMT:   1,377,850.46

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          144
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716236     MORTGAGORS: BASKIN               STEVEN
                               BASKIN               ELIZABETH
    REGION CODE    ADDRESS   : 48 SPRINGS OAKS COURT
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   303,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,763.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,043.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99200
    -----------------------------------------------------------------
0   0007716244     MORTGAGORS: LADDS                HERBERT

    REGION CODE    ADDRESS   : 916 GREENWOOD AVENUE
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30306
    MORTGAGE AMOUNT :   137,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    135,305.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       985.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 50.00000
    -----------------------------------------------------------------
0   0007716251     MORTGAGORS: SCURLOCK             DAVID

    REGION CODE    ADDRESS   : 1001 MCLYNN AVENUE
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30306
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,648.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716269     MORTGAGORS: COLEMAN              JOHN

    REGION CODE    ADDRESS   : 5020 DORSET LANE
        02         CITY      :    SUWANEE
                   STATE/ZIP : GA  30024
    MORTGAGE AMOUNT :   140,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    139,896.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       978.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 66.03700
    -----------------------------------------------------------------
0   0007716277     MORTGAGORS: ROBINSON             JOHN
                               ROBINSON             JOANNE
    REGION CODE    ADDRESS   : 130 RIVER OAKSDRIVE
        02         CITY      :    CROPWELL
                   STATE/ZIP : AL  35054
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,771.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,116,750.00
                               P & I AMT:      7,729.22
                               UPB AMT:   1,113,385.23

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          145
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716285     MORTGAGORS: LUKICH               SCOTT
                               LUKICH               KIMBERLY
    REGION CODE    ADDRESS   : 1050 INDIAN CREST DRIVE
        02         CITY      :    PELHAM
                   STATE/ZIP : AL  35124
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,752.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007716293     MORTGAGORS: DENNING              CHARLES

    REGION CODE    ADDRESS   : 2401 EVERETT AVENUE
        02         CITY      :    RALEIGH
                   STATE/ZIP : NC  27607
    MORTGAGE AMOUNT :   334,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,538.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,283.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.51800
    -----------------------------------------------------------------
0   0007716301     MORTGAGORS: CALDWELL             BRIAN
                               CALDWELL             PATRICIA
    REGION CODE    ADDRESS   : 54 LEDGE BROOK ROAD
        02         CITY      :    STAMFORD
                   STATE/ZIP : CT  06903
    MORTGAGE AMOUNT :   298,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,589.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,140.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 64.95600
    -----------------------------------------------------------------
0   0007716319     MORTGAGORS: SHOU                 ROBIN

    REGION CODE    ADDRESS   : 3253 ORLANDO ROAD
        02         CITY      :    PASADENA
                   STATE/ZIP : CA  91107
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,777.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007716327     MORTGAGORS: TURNER               MICHAEL
                               GRAHAM               SCOTT
    REGION CODE    ADDRESS   : 146 SOUTH MARTEL AVENUE
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90036
    MORTGAGE AMOUNT :   382,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,223.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,707.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,616,100.00
                               P & I AMT:     11,250.70
                               UPB AMT:   1,613,880.92

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          146
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716335     MORTGAGORS: PANASCI              STEPHEN
                               PANASCI              DORIAN
    REGION CODE    ADDRESS   : 523 BEARDED OAKS CIRCLE
        02         CITY      :    SARASOTA
                   STATE/ZIP : FL  34232
    MORTGAGE AMOUNT :    83,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :     83,475.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       584.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007716343     MORTGAGORS: HENDLEY              JAMES
                               HENDLEY              MARILYN
    REGION CODE    ADDRESS   : 1404 STONEHAM ROAD
        02         CITY      :    CROFTON
                   STATE/ZIP : MD  21114
    MORTGAGE AMOUNT :   282,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,958.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,926.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.01100
    -----------------------------------------------------------------
0   0007716350     MORTGAGORS: TILLMAN              MICHAEL
                               TILLMAN              LESLIE
    REGION CODE    ADDRESS   : 3038 JEANNIE ANNA COURT
        02         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   253,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,411.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716368     MORTGAGORS: HOGAN                HARRY
                               HOGAN                SUSAN
    REGION CODE    ADDRESS   : 4809 THORNWOOD STREET
        02         CITY      :    PORTSMOUTH
                   STATE/ZIP : VA  23703
    MORTGAGE AMOUNT :   116,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    116,676.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       817.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007716376     MORTGAGORS: ADCOCK               SAMUEL
                               ADCOCK               CAROL
    REGION CODE    ADDRESS   : 1013 BIRCH STREET
        02         CITY      :    FALLS CHURCH
                   STATE/ZIP : VA  22046
    MORTGAGE AMOUNT :   305,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,109.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,058.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,042,050.00
                               P & I AMT:      7,160.16
                               UPB AMT:   1,040,631.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          147
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716384     MORTGAGORS: LANG                 TODD

    REGION CODE    ADDRESS   : 2712 BERRYLAND DRIVE
        02         CITY      :    OAKTON
                   STATE/ZIP : VA  22124
    MORTGAGE AMOUNT :   294,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,146.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,909.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716392     MORTGAGORS: BARTLETT             SCOTT
                               FERNANDEZ            MARLENE
    REGION CODE    ADDRESS   : 6679 AVIGNON BLVD.
        02         CITY      :    FALLS CHURCH
                   STATE/ZIP : VA  22043
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    409,688.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,831.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.43800
    -----------------------------------------------------------------
0   0007716400     MORTGAGORS: CARP                 BERTRAM
                               MCREYNOLDS           LYNN
    REGION CODE    ADDRESS   : 108 EAST LAKE DRIVE
        02         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21403
    MORTGAGE AMOUNT :   495,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    494,623.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,418.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007716418     MORTGAGORS: RESNICK              HAROLD
                               HILBISH              DABNEY
    REGION CODE    ADDRESS   : 4112 KENNY STREET
        02         CITY      :    BELTSVILLE
                   STATE/ZIP : MD  20705
    MORTGAGE AMOUNT :   110,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    109,916.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       759.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 61.62400
    -----------------------------------------------------------------
0   0007716426     MORTGAGORS: RECTOR               MARTIN
                               RECTOR               JILL
    REGION CODE    ADDRESS   : 13110 LOU ALICE WAY
        02         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,760.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.66400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,624,400.00
                               P & I AMT:     11,095.48
                               UPB AMT:   1,623,134.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          148
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716434     MORTGAGORS: SCHOLL               HOWARD
                               SCHOLL               MARY
    REGION CODE    ADDRESS   : 26186 BANDUCCI ROAD
        02         CITY      :    TEHACHAPI
                   STATE/ZIP : CA  93561
    MORTGAGE AMOUNT :   324,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,240.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,186.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.53400
    -----------------------------------------------------------------
0   0007716442     MORTGAGORS: GELFENBEIN           GLENN
                               LEVIN                DINA
    REGION CODE    ADDRESS   : 3568 NE COUCH STREET
        02         CITY      :    PORTLAND
                   STATE/ZIP : OR  97232
    MORTGAGE AMOUNT :   266,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,232.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99500
    -----------------------------------------------------------------
0   0007716459     MORTGAGORS: WOLFE                THOMAS
                               WOLFE                TAYLOR
    REGION CODE    ADDRESS   : 7516 PIERCE STREET
        02         CITY      :    VENTURA
                   STATE/ZIP : CA  93003
    MORTGAGE AMOUNT :   339,170.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,612.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99900
    -----------------------------------------------------------------
0   0007716467     MORTGAGORS: LONGAKER             LANCELOT
                               LONGAKER             REMEDIOS
    REGION CODE    ADDRESS   : 250 VISTA DEL MAR COURT
        02         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91910
    MORTGAGE AMOUNT :   212,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    211,424.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,500.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716475     MORTGAGORS: CHAGALA              JAMES
                               CHAGALA              JACQUALINE
    REGION CODE    ADDRESS   : 9811 OLD LANTERN LANE
        02         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92026
    MORTGAGE AMOUNT :   258,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,508.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,808.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.91400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,401,020.00
                               P & I AMT:      9,571.16
                               UPB AMT:   1,399,018.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          149
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716483     MORTGAGORS: RAINS                JACQUELINE

    REGION CODE    ADDRESS   : 27714 NORTH BRIARCLIFF PLACE
        02         CITY      :    VALENCIA
                   STATE/ZIP : CA  91354
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,812.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.75000
    -----------------------------------------------------------------
0   0007716491     MORTGAGORS: PENDERGRASS          DEAN
                               PENDERGRASS          YVONNE
    REGION CODE    ADDRESS   : 34132 MOONGATE COURT
        02         CITY      :    DANA POINT
                   STATE/ZIP : CA  92629
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,710.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,726.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.78700
    -----------------------------------------------------------------
0   0007716509     MORTGAGORS: HALL                 PHILIP
                               HALL                 DIANA
    REGION CODE    ADDRESS   : 196 SANDRINGHAM ROAD
        02         CITY      :    PIEDMONT
                   STATE/ZIP : CA  94611
    MORTGAGE AMOUNT :   520,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    519,165.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,503.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.08100
    -----------------------------------------------------------------
0   0007716517     MORTGAGORS: SELF                 MICHAEL
                               SELF                 KERRI
    REGION CODE    ADDRESS   : 1709 CHELSEA WAY
        02         CITY      :    ROSEVILLE
                   STATE/ZIP : CA  95661
    MORTGAGE AMOUNT :   128,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    127,799.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       873.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716525     MORTGAGORS: RATNER               STUART
                               VILLARS              PATRICE
    REGION CODE    ADDRESS   : 850 IDYLBERRY ROAD
        02         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94903
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,517.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,101.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,598,000.00
                               P & I AMT:     10,966.61
                               UPB AMT:   1,596,007.05

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          150
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716533     MORTGAGORS: PORTER M.D.          GREGORY

    REGION CODE    ADDRESS   : 115 HIGH STREET
        02         CITY      :    GRASS VALLEY
                   STATE/ZIP : CA  95945
    MORTGAGE AMOUNT :   298,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,711.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,007.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716541     MORTGAGORS: MULVIHILL            DENNIS
                               MULVIHILL            DENISE
    REGION CODE    ADDRESS   : 6 BIRNAM WOOD COURT
        02         CITY      :    PETALUMA
                   STATE/ZIP : CA  94954
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,583.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716558     MORTGAGORS: DITORA               DAVID
                               DITORA               LISA
    REGION CODE    ADDRESS   : 11730 CENTERVILLE COURT
        02         CITY      :    GOLD RIVER
                   STATE/ZIP : CA  95670
    MORTGAGE AMOUNT :   317,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,770.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,243.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 84.53300
    -----------------------------------------------------------------
0   0007716566     MORTGAGORS: DOERR                DOUGLAS
                               TERAO                LENNI
    REGION CODE    ADDRESS   : 4927 STONERIDGE CT
        02         CITY      :    OAKLAND
                   STATE/ZIP : CA  94605
    MORTGAGE AMOUNT :   287,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,981.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716574     MORTGAGORS: OLSEN                LARRY
                               OLSEN                CATHLEEN
    REGION CODE    ADDRESS   : 4132 TALLOW PLACE
        02         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,806.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,962.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 76.11100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,456,200.00
                               P & I AMT:     10,155.80
                               UPB AMT:   1,454,853.40

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          151
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716582     MORTGAGORS: BRYANT               CATHERINE

    REGION CODE    ADDRESS   : 8227 TOWER COURT
        02         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,420.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,524.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 60.45700
    -----------------------------------------------------------------
0   0007716590     MORTGAGORS: PITTMAN              PHILIP
                               PITTMAN              MARIA
    REGION CODE    ADDRESS   : 8011 GOLD PHEASANT COURT
        02         CITY      :    ELVERTA
                   STATE/ZIP : CA  95626
    MORTGAGE AMOUNT :   199,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    199,210.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,412.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007716608     MORTGAGORS: KARSANT              CONSTANTINE
                               MOURELATOS           ASIMINA
    REGION CODE    ADDRESS   : 2960 25TH AVENUE
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94132
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,707.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,659.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 62.60100
    -----------------------------------------------------------------
0   0007716616     MORTGAGORS: SALTER               STEVEN

    REGION CODE    ADDRESS   : 509 WAXWING PLACE
        02         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   277,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,587.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,936.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 71.94800
    -----------------------------------------------------------------
0   0007716624     MORTGAGORS: JOHNSON              KENT
                               JOHNSON              TRACEY
    REGION CODE    ADDRESS   : 2025 BACK A WAYS LANE
        02         CITY      :    NEWCASTLE
                   STATE/ZIP : CA  95658
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,734.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,236.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,563,500.00
                               P & I AMT:     10,768.79
                               UPB AMT:   1,561,660.38

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          152
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716632     MORTGAGORS: BLOM                 HENDRIK
                               BLOM                 ELLISE
    REGION CODE    ADDRESS   : 9716 WEDDINGTON CIRCLE
        02         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,465.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,604.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716640     MORTGAGORS: KULIG                MICHAEL
                               MATTES-KULIG         DEBRA
    REGION CODE    ADDRESS   : 8780 LOS LAGOS CIRCLE SOUTH
        02         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   508,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    507,205.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,465.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716657     MORTGAGORS: GARDNER              DENNIS
                               GARDNER              KELLEY
    REGION CODE    ADDRESS   : 12521 PROSSER DAM ROAD
        02         CITY      :    TRUCKEE
                   STATE/ZIP : CA  96161
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,615.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716665     MORTGAGORS: KOTECKI              ROBERT
                               KOTECKI              BRENDA
    REGION CODE    ADDRESS   : 3402 ROCKFORD COURT
        02         CITY      :    ROCKLIN
                   STATE/ZIP : CA  95765
    MORTGAGE AMOUNT :   178,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    178,660.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,219.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716673     MORTGAGORS: JOHNSON              KIRK
                               JOHNSON              MICHELLE
    REGION CODE    ADDRESS   : 3926 YANA PLACE
        02         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   306,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,266.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,116.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.62500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,613,300.00
                               P & I AMT:     11,147.32
                               UPB AMT:   1,611,213.20

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          153
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716681     MORTGAGORS: HUITEMA              MICHELLE
                               HOLMES               TIMOTHY
    REGION CODE    ADDRESS   : 659 BROADMOOR BLVD
        02         CITY      :    SAN LEANDRO
                   STATE/ZIP : CA  94577
    MORTGAGE AMOUNT :   321,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,955.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,218.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716699     MORTGAGORS: MAITLAND             JOHN

    REGION CODE    ADDRESS   : 1245 ROSE LANE
        02         CITY      :    LAFAYETTE
                   STATE/ZIP : CA  94549
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,740.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,447.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 30.43400
    -----------------------------------------------------------------
0   0007716707     MORTGAGORS: SCHNEPP              JAMES
                               SCHNEPP              TERESA
    REGION CODE    ADDRESS   : 1039 HORCAJO CIRCLE
        02         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   258,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,303.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,785.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 63.04800
    -----------------------------------------------------------------
0   0007716715     MORTGAGORS: PHILLIPS             ERIC
                               PHILLIPS             RONA
    REGION CODE    ADDRESS   : 6 BRIDGETENDER COURT
        02         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95831
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,797.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,837.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.87900
    -----------------------------------------------------------------
0   0007716723     MORTGAGORS: HUACO                VALERIE
                               LEWALLEN             GEORGE
    REGION CODE    ADDRESS   : 59 NORWOOD AVENUE
        02         CITY      :    KENSINGTON
                   STATE/ZIP : CA  94707
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,782.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,832.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,467,700.00
                               P & I AMT:     10,120.83
                               UPB AMT:   1,466,579.20

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          154
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716731     MORTGAGORS: SPERRING             JON
                               SPERRING             ALICE
    REGION CODE    ADDRESS   : 9 SURF WATER COURT
        02         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95831
    MORTGAGE AMOUNT :   237,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,519.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,641.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.98100
    -----------------------------------------------------------------
0   0007716749     MORTGAGORS: BERNDT               HARRY
                               BERNDT               VIKKI
    REGION CODE    ADDRESS   : 6877 SCHINDLER ROAD
        02         CITY      :    NEWCASTLE
                   STATE/ZIP : CA  95658
    MORTGAGE AMOUNT :   285,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,277.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,947.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.39300
    -----------------------------------------------------------------
0   0007716756     MORTGAGORS: MCQUEEN              DANIEL
                               MCQUEEN              NINA
    REGION CODE    ADDRESS   : 1083 W. REMINGTON DRIVE
        02         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,804.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,911.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 62.06800
    -----------------------------------------------------------------
0   0007716764     MORTGAGORS: SCHREIBER            KENNETH
                               SCHREIBER            PENELOPE
    REGION CODE    ADDRESS   : 432 WEBSTER STREET
        02         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94301
    MORTGAGE AMOUNT :   257,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,313.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 45.41400
    -----------------------------------------------------------------
0   0007716772     MORTGAGORS: CABAEL               RICHARD
                               SY                   SUSAN
    REGION CODE    ADDRESS   : 1133 LOYOLA DRIVE
        02         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95051
    MORTGAGE AMOUNT :   303,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,969.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,094.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,353,900.00
                               P & I AMT:      9,417.11
                               UPB AMT:   1,352,883.90

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          155
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716780     MORTGAGORS: OGLETREE             DAVID
                               DELPLANCKE-OGLE      MARIE-PAULE
    REGION CODE    ADDRESS   : 410 BELOIT AVENUE
        02         CITY      :    KENSINGTON
                   STATE/ZIP : CA  94708
    MORTGAGE AMOUNT :   308,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,546.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,054.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716798     MORTGAGORS: ELSBURY              MICHAEL
                               ELSBURY              SYLVIA
    REGION CODE    ADDRESS   : 266 TRINITY AVENUE
        02         CITY      :    KENSINGTON
                   STATE/ZIP : CA  94708
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,703.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,592.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716806     MORTGAGORS: FORMAN               SUSAN
                               FORMAN               NIGEL
    REGION CODE    ADDRESS   : 3828 LINWOOD AVENUE
        02         CITY      :    OAKLAND
                   STATE/ZIP : CA  94602
    MORTGAGE AMOUNT :   288,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,580.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,994.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716814     MORTGAGORS: MOBLEY               HEATHER
                               MOBLEY               ARTHUR
    REGION CODE    ADDRESS   : 176 DUBOCE AVENUE
        02         CITY      :    SAN FRANCIS
                   STATE/ZIP : CA  94103
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,800.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 46.54500
    -----------------------------------------------------------------
0   0007716822     MORTGAGORS: PARKS                PAUL
                               PARKS                VALORI
    REGION CODE    ADDRESS   : 7167 TREELINE COURT
        02         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   349,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,333.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,414.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,583,200.00
                               P & I AMT:     10,802.39
                               UPB AMT:   1,581,964.94

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          156
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716830     MORTGAGORS: WANG                 HENRY
                               LI                   BEBE
    REGION CODE    ADDRESS   : 162 GLEN PARK AVENUE
        02         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94901
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,556.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.71200
    -----------------------------------------------------------------
0   0007716848     MORTGAGORS: NETSCH               ROBERT
                               NETSCH               PATRICIA
    REGION CODE    ADDRESS   : 329 PACIFIC AVENUE
        02         CITY      :    PIEDMONT
                   STATE/ZIP : CA  94611
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    599,531.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,093.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.34900
    -----------------------------------------------------------------
0   0007716855     MORTGAGORS: BRAY                 ARNOLD
                               BRAY                 SUSAN
    REGION CODE    ADDRESS   : 39 SURF WATER COURT
        02         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95831
    MORTGAGE AMOUNT :   293,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,076.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,025.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 93.11100
    -----------------------------------------------------------------
0   0007716863     MORTGAGORS: SMITH                DAVID
                               DARRAH-SMITH         HOLLY
    REGION CODE    ADDRESS   : 9347 CROCKER ROAD
        02         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   255,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,750.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99600
    -----------------------------------------------------------------
0   0007716871     MORTGAGORS: RHOE                 NICOLE

    REGION CODE    ADDRESS   : 9342 SOARING OAKS DRIVE
        02         CITY      :    ELK GROVE
                   STATE/ZIP : CA  95758
    MORTGAGE AMOUNT :   123,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    123,106.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       850.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.48300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,537,450.00
                               P & I AMT:     10,568.70
                               UPB AMT:   1,536,021.57

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          157
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716889     MORTGAGORS: MEDERIOS             KENNETH
                               MEDERIOS             APRIL
    REGION CODE    ADDRESS   : 9670 CLIPPER COVE PLACE
        02         CITY      :    ELK GROVE
                   STATE/ZIP : CA  95758
    MORTGAGE AMOUNT :   216,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    216,293.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,532.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99600
    -----------------------------------------------------------------
0   0007716897     MORTGAGORS: WHITE                CLIFFORD
                               RUBIN                PHILIP
    REGION CODE    ADDRESS   : 42 EL SERENO COURT
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94127
    MORTGAGE AMOUNT :   331,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,748.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,286.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.97600
    -----------------------------------------------------------------
0   0007716905     MORTGAGORS: ROOSJE               HARRY
                               ROOSJE               AMY
    REGION CODE    ADDRESS   : 31 NEW DAWN
        02         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   550,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    550,320.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,757.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99300
    -----------------------------------------------------------------
0   0007716913     MORTGAGORS: JOSEPHSEN            RANDY
                               JOSEPHSEN            KATHRYN
    REGION CODE    ADDRESS   : 6011 MT. PLEASANT ROAD
        02         CITY      :    LINCOLN
                   STATE/ZIP : CA  95648
    MORTGAGE AMOUNT :   246,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,207.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,680.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716921     MORTGAGORS: BECKER               GARY
                               DACUS                AMY
    REGION CODE    ADDRESS   : 1608 PENINSULA COURT
        02         CITY      :    ROCKLIN
                   STATE/ZIP : CA  95765
    MORTGAGE AMOUNT :   210,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    210,235.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,435.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,555,000.00
                               P & I AMT:     10,691.44
                               UPB AMT:   1,553,805.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          158
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716939     MORTGAGORS: TAYLOR               BRUCE
                               TAYLOR               BARBARA
    REGION CODE    ADDRESS   : 449 MERRITT AVENUE
        02         CITY      :    OAKLAND
                   STATE/ZIP : CA  94610
    MORTGAGE AMOUNT :   520,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    519,604.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,591.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.00000
    -----------------------------------------------------------------
0   0007716947     MORTGAGORS: ADAMS                DAVID
                               ADAMS                MICHELE
    REGION CODE    ADDRESS   : 4408 PEBBLE BEACH ROAD
        02         CITY      :    ROCKLIN
                   STATE/ZIP : CA  95765
    MORTGAGE AMOUNT :   342,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,946.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,392.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.59100
    -----------------------------------------------------------------
0   0007716954     MORTGAGORS: ZUERCHER             MICHAEL
                               ZUERCHER             PENNY
    REGION CODE    ADDRESS   : 30176 CHAPALA COURT
        02         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,708.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,452.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716962     MORTGAGORS: PECHAR               HENRY

    REGION CODE    ADDRESS   : 12491 BLUE MEADOW COURT
        02         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,726.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,486.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 56.69200
    -----------------------------------------------------------------
0   0007716970     MORTGAGORS: MC CLAIN             CHRISTOPHER
                               MC CLAIN             KIMBERLY
    REGION CODE    ADDRESS   : 8400 WINTERHAWK LANE
        02         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   317,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,002.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,164.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 41.47000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,903,450.00
                               P & I AMT:     13,087.23
                               UPB AMT:   1,901,987.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          159
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007716988     MORTGAGORS: ROSCOE               KENNETH
                               ROSCOE               LINDA
    REGION CODE    ADDRESS   : 2138 CARDIFF CIRCLE
        02         CITY      :    EL DORADO HILLS
                   STATE/ZIP : CA  95762
    MORTGAGE AMOUNT :   309,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,326.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,982.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007716996     MORTGAGORS: ROBINSON             HAROLD
                               ROBINSON             MELISSA
    REGION CODE    ADDRESS   : 1025 ST. JOSEPH AVENUE
        02         CITY      :    LOS ALTOS
                   STATE/ZIP : CA  94024
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,492.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,434.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.47900
    -----------------------------------------------------------------
0   0007717002     MORTGAGORS: MARX                 JOHN
                               BEACH                NICOLETTE
    REGION CODE    ADDRESS   : 840 GREEN STREET
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94133
    MORTGAGE AMOUNT :   348,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,234.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,407.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   001
    LTV :                 74.14800
    -----------------------------------------------------------------
0   0007717010     MORTGAGORS: BECK                 CHRISTOPHER
                               BECK                 ANA
    REGION CODE    ADDRESS   : 1614 BITTERN COURT
        02         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   540,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    539,578.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,683.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   001
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717028     MORTGAGORS: ARNOLDUS             CLINTON
                               ARNOLDUS             LESLEY
    REGION CODE    ADDRESS   : 99 NORMANDY COURT
        02         CITY      :    LA CANADA FLINTRIDGE
                   STATE/ZIP : CA  91011
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,453.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,270.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.32600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,498,100.00
                               P & I AMT:     16,777.37
                               UPB AMT:   2,496,087.24

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          160
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717036     MORTGAGORS: HIRSCH               ARTHUR
                               HIRSCH               MARY
    REGION CODE    ADDRESS   : 19900 VINTAGE STREET
        02         CITY      :    LOS ANGELES, CHATSWORTH A
                   STATE/ZIP : CA  91311
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,580.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,828.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.44400
    -----------------------------------------------------------------
0   0007717044     MORTGAGORS: TOMAS                ELEUTERIO
                               TOMAS                JOCELYN
    REGION CODE    ADDRESS   : 1065 MOUNTVALE COURT
        02         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,486.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,010.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   001
    LTV :                 78.88800
    -----------------------------------------------------------------
0   0007717051     MORTGAGORS: SABBAGHA             LYNNE
                               KENNY                DENIS
    REGION CODE    ADDRESS   : 518 NEVADA STREET
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94110
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,127.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,815.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007717069     MORTGAGORS: LEE                  HSING-YANG
                               LEE                  WANG
    REGION CODE    ADDRESS   : 41 EAST LAS FLORES AVENUE
        02         CITY      :    ARCADIA
                   STATE/ZIP : CA  91006
    MORTGAGE AMOUNT :   298,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,044.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,061.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.33300
    -----------------------------------------------------------------
0   0007717077     MORTGAGORS: YORK                 STEVEN
                               YORK                 HOLLY
    REGION CODE    ADDRESS   : 611 BRADEMAS COURT
        02         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,323.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,667.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,345,500.00
                               P & I AMT:      9,383.18
                               UPB AMT:   1,343,562.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          161
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717093     MORTGAGORS: WANG                 SHEAN

    REGION CODE    ADDRESS   : 2624 N. WALNUT GROVE AVENUE #C
        02         CITY      :    ROSEMEAD
                   STATE/ZIP : CA  91770
    MORTGAGE AMOUNT :   104,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    103,924.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       736.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717101     MORTGAGORS: BANCHIK              RAISA
                               DAVIDOV              LARISA
    REGION CODE    ADDRESS   : 11-15 VOYAGE STREET
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90292
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,600.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,368.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 62.50000
    -----------------------------------------------------------------
0   0007717119     MORTGAGORS: SHAPIRO              MICHAEL
                               SHAPIRO              IRINA
    REGION CODE    ADDRESS   : 17831 ARBOR LANE
        02         CITY      :    IRVINE
                   STATE/ZIP : CA  92612
    MORTGAGE AMOUNT :   327,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,525.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,314.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 77.85700
    -----------------------------------------------------------------
0   0007717127     MORTGAGORS: SCOGNA               STEPHEN

    REGION CODE    ADDRESS   : 46 OPAL COURT
        02         CITY      :    NEWTOWN
                   STATE/ZIP : PA  18940
    MORTGAGE AMOUNT :   174,320.00  OPTION TO CONVERT :
    UNPAID BALANCE :    174,190.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,218.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717135     MORTGAGORS: RAMEY                MICHAEL
                               RAMEY                CONSTANCE
    REGION CODE    ADDRESS   : 5856 BROOKSTONE WALK
        02         CITY      :    ACWORTH
                   STATE/ZIP : GA  30101
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,781.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,371,320.00
                               P & I AMT:      9,407.79
                               UPB AMT:   1,370,022.59

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          162
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717143     MORTGAGORS: MENDELOW             RICHARD

    REGION CODE    ADDRESS   : 840 WINDING BRIDGE WAY
        02         CITY      :    DULUTH
                   STATE/ZIP : GA  30097
    MORTGAGE AMOUNT :   258,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,995.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007717150     MORTGAGORS: SURMACZ              ANDRZE
                               SURMACZ              AMARIS
    REGION CODE    ADDRESS   : 3400 SOMERSET TRACE
        02         CITY      :    MARIETTA
                   STATE/ZIP : GA  30067
    MORTGAGE AMOUNT :   251,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,846.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,692.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007717168     MORTGAGORS: BERNSTEIN            MICHAEL

    REGION CODE    ADDRESS   : 2780 HABERSHAM ROAD
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30305
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    650,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,379.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.35000
    -----------------------------------------------------------------
0   0007717176     MORTGAGORS: RACZ                 THEODORE
                               RACZ                 MAUREEN
    REGION CODE    ADDRESS   : 207 WEST CARMEL DRIVE
        02         CITY      :    SIOUX FALLS
                   STATE/ZIP : SD  57106
    MORTGAGE AMOUNT :   263,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,107.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,842.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.37600
    -----------------------------------------------------------------
0   0007717184     MORTGAGORS: GREENGARD            MICHAEL
                               GREENGARD            MARILYN
    REGION CODE    ADDRESS   : 19285 WATERFORD PLACE
        02         CITY      :    SHOREWOOD
                   STATE/ZIP : MN  55331
    MORTGAGE AMOUNT :   318,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,996.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,174.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,741,900.00
                               P & I AMT:     11,851.53
                               UPB AMT:   1,739,946.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          163
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717192     MORTGAGORS: HASTINGS             JOHN
                               HASTINGS             JOAN
    REGION CODE    ADDRESS   : 668 CHERRY
        02         CITY      :    FONTANA
                   STATE/ZIP : WI  53125
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,824.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.46100
    -----------------------------------------------------------------
0   0007717200     MORTGAGORS: BAULEO               LEONARDO
                               BAULEO               BARBARA
    REGION CODE    ADDRESS   : 25 W 777 MENOMINI
        02         CITY      :    WHEATON
                   STATE/ZIP : IL  60187
    MORTGAGE AMOUNT :   277,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,889.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,914.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007717218     MORTGAGORS: COHEN                MICHAEL
                               COHEN                SANDRA
    REGION CODE    ADDRESS   : 1022 WEST MONROE
        02         CITY      :    CHICAGO
                   STATE/ZIP : IL  60607
    MORTGAGE AMOUNT :   299,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,772.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,065.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.94300
    -----------------------------------------------------------------
0   0007717226     MORTGAGORS: KASPERSKI            MICHAEL
                               KASPERSKI            SUSAN
    REGION CODE    ADDRESS   : 1248 NOTRE DAME
        02         CITY      :    LEMONT
                   STATE/ZIP : IL  60439
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,987.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,928.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717234     MORTGAGORS: ABBOTT               KENNETH
                               ABBOTT               NANCY
    REGION CODE    ADDRESS   : 4216 107TH PLACE NORTHEAST
        02         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98033
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,783.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,756.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,355,400.00
                               P & I AMT:      9,314.60
                               UPB AMT:   1,354,257.49

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          164
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717242     MORTGAGORS: IHNAT                RICHARD
                               IHNAT                DENISE
    REGION CODE    ADDRESS   : 454 CHESHIRE FARM COURT
        02         CITY      :    TOWN & COUNTRY
                   STATE/ZIP : MO  63141
    MORTGAGE AMOUNT :   388,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,704.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,679.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717259     MORTGAGORS: WELSH                JARED
                               WELSH                GAIL
    REGION CODE    ADDRESS   : 42 GRANITE STREET
        02         CITY      :    HOPKINTON
                   STATE/ZIP : MA  01748
    MORTGAGE AMOUNT :   298,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,572.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,063.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.83900
    -----------------------------------------------------------------
0   0007717267     MORTGAGORS: MACK                 RICHARD
                               MACK                 MARGARET
    REGION CODE    ADDRESS   : 8 WILLOWDALE ROAD
        02         CITY      :    WINCHESTER
                   STATE/ZIP : MA  01890
    MORTGAGE AMOUNT :   262,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,495.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,792.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 87.56600
    -----------------------------------------------------------------
0   0007717275     MORTGAGORS: MCMICKING            SEAN
                               MCMICKING            ANGELA
    REGION CODE    ADDRESS   : 1313 HAMPSTEAD TERRACE
        02         CITY      :    OVIEDO
                   STATE/ZIP : FL  32765
    MORTGAGE AMOUNT :   112,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    111,914.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       773.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717283     MORTGAGORS: KOLZOW               PETER

    REGION CODE    ADDRESS   : 1009 GORE DRIVE
        02         CITY      :    OVIEDO
                   STATE/ZIP : FL  32765
    MORTGAGE AMOUNT :    95,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :     95,527.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       660.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,157,100.00
                               P & I AMT:      7,969.49
                               UPB AMT:   1,156,214.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          165
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717291     MORTGAGORS: BARRON               ROBERT

    REGION CODE    ADDRESS   : 10014 COTTON FARM ROAD
        02         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22032
    MORTGAGE AMOUNT :   140,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    139,896.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       978.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717309     MORTGAGORS: LYONS                JOHN

    REGION CODE    ADDRESS   : 1387 DOMINION RIDGE LANE
        02         CITY      :    HERNDON
                   STATE/ZIP : VA  20170
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,815.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,445.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717317     MORTGAGORS: KEMP                 EMMETT
                               KEMP                 KATHY
    REGION CODE    ADDRESS   : 4805 WALNEY KNOLL COURT
        02         CITY      :    CHANTILLY
                   STATE/ZIP : VA  20151
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,740.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717325     MORTGAGORS: BRANDL               LYNN
                               BRANDL               VICKIE
    REGION CODE    ADDRESS   : 4556 LAKESHORE
        02         CITY      :    FORT GRATIOT TOWNSHIP
                   STATE/ZIP : MI  48059
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,085.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007717333     MORTGAGORS: LITTLEFORD           JOEL
                               LITTLEFORD           CHRISTINE
    REGION CODE    ADDRESS   : 11681 WILLS CREEK ROAD
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   293,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,787.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,073.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 72.88500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,231,500.00
                               P & I AMT:      8,391.08
                               UPB AMT:   1,230,326.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          166
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717341     MORTGAGORS: DADOURIAN            JOSEPH
                               DADOURIAN            CHRISTINE
    REGION CODE    ADDRESS   : 244 SAINT ALBANS AVENUE
        02         CITY      :    SOUTH PASADENA
                   STATE/ZIP : CA  91030
    MORTGAGE AMOUNT :   488,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    487,628.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,370.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.29600
    -----------------------------------------------------------------
0   0007717358     MORTGAGORS: HO                   ANTHONY
                               CHAN                 STEPHANY
    REGION CODE    ADDRESS   : 593 PIERRE ROAD
        02         CITY      :    WALNUT
                   STATE/ZIP : CA  91789
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,803.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.60200
    -----------------------------------------------------------------
0   0007717366     MORTGAGORS: HSU                  LEON
                               HUANG                HUNG-JU
    REGION CODE    ADDRESS   : 5848 VIA SUSANA
        02         CITY      :    RIVERSIDE
                   STATE/ZIP : CA  92506
    MORTGAGE AMOUNT :   267,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,391.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,825.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.27700
    -----------------------------------------------------------------
0   0007717374     MORTGAGORS: SANCHEZ              CESAR
                               SANCHEZ              ALINA
    REGION CODE    ADDRESS   : 1971 NORTH BERENDO STREET
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90027
    MORTGAGE AMOUNT :   289,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,290.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,049.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 72.37500
    -----------------------------------------------------------------
0   0007717382     MORTGAGORS: KAO                  CHRIS
                               KAO                  YIA-MEI
    REGION CODE    ADDRESS   : 1115 LOUISE AVENUE
        02         CITY      :    ARCADIA
                   STATE/ZIP : CA  91006
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,769.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,940.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,598,100.00
                               P & I AMT:     11,038.31
                               UPB AMT:   1,596,883.39

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          167
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717390     MORTGAGORS: YEH                  KUO
                               YEH                  HSU PAO HUA
    REGION CODE    ADDRESS   : 5802 SUNMIST DRIVE
        02         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   415,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    414,692.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,901.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 69.16600
    -----------------------------------------------------------------
0   0007717408     MORTGAGORS: TANG                 HONG-MING
                               TSAI                 HSIU-CHIN
    REGION CODE    ADDRESS   : 18028 E. QUAIL COVE WAY
        02         CITY      :    ROWLAND HEIGHTS AREA
                   STATE/ZIP : CA  91748
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,788.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,778.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717416     MORTGAGORS: DAVIS                ERNIE

    REGION CODE    ADDRESS   : 1806 ROXBURY DRIVE
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90035
    MORTGAGE AMOUNT :   434,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    433,667.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,997.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 55.28600
    -----------------------------------------------------------------
0   0007717424     MORTGAGORS: SHAW                 RAYMOND

    REGION CODE    ADDRESS   : 19928 SEPTO STREET
        02         CITY      :    LOS ANGELES, CHATSWORTH A
                   STATE/ZIP : CA  91311
    MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,763.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,067.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.91000
    -----------------------------------------------------------------
0   0007717432     MORTGAGORS: THOMPSON             RICHARD

    REGION CODE    ADDRESS   : 2 SUMMERHAVEN COURT
        02         CITY      :    MADISONVILLE
                   STATE/ZIP : LA  70447
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,808.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,616.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.72700
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,656,000.00
                               P & I AMT:     11,361.83
                               UPB AMT:   1,654,719.87

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          168
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717440     MORTGAGORS: HAMMER               JAY

    REGION CODE    ADDRESS   : 13257 ACORO PLACE
        02         CITY      :    CERRITOS
                   STATE/ZIP : CA  90703
    MORTGAGE AMOUNT :   100,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     99,921.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       682.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 35.71400
    -----------------------------------------------------------------
0   0007717457     MORTGAGORS: CHANG                BILL
                               LEE                  ANNETTE
    REGION CODE    ADDRESS   : 1414 LAUREL STREET
        02         CITY      :    SOUTH PASADENA
                   STATE/ZIP : CA  91030
    MORTGAGE AMOUNT :   298,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,762.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,083.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.58000
    -----------------------------------------------------------------
0   0007717465     MORTGAGORS: OLIVERO              MARTIN
                               OLIVERO              KAREN
    REGION CODE    ADDRESS   : 3941 BROOKLINE WAY
        02         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94062
    MORTGAGE AMOUNT :   298,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,773.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,058.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 59.60000
    -----------------------------------------------------------------
0   0007717473     MORTGAGORS: D'ACIERNO            JOHN
                               D'ACIERNO            MARY
    REGION CODE    ADDRESS   : 25551 LEEWARD DRIVE
        02         CITY      :    DANA POINT
                   STATE/ZIP : CA  92629
    MORTGAGE AMOUNT :   289,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,362.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,926.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717481     MORTGAGORS: CHELF                TIM
                               CHELF                REBECCA
    REGION CODE    ADDRESS   : 2025 PORT BRISTOL CIRCLE
        02         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   423,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    423,552.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,820.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,409,500.00
                               P & I AMT:      9,571.00
                               UPB AMT:   1,408,372.87

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          169
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717499     MORTGAGORS: HOUGE                MARTIN

    REGION CODE    ADDRESS   : 26391 AMBIA
        02         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   282,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,285.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.39700
    -----------------------------------------------------------------
0   0007717507     MORTGAGORS: SMITH                STEPHEN
                               NELSEN-SMITH         MEREDITH
    REGION CODE    ADDRESS   : 25 CREEK VIEW ROAD
        02         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,736.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.73900
    -----------------------------------------------------------------
0   0007717515     MORTGAGORS: NEGRETE              BERNARD
                               NEGRETE              TERRI
    REGION CODE    ADDRESS   : 5530 MEADOW LAKE LANE
        02         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,712.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 69.04100
    -----------------------------------------------------------------
0   0007717523     MORTGAGORS: MILLER               WILLIAM
                               HOEY-MILLER          JULIE
    REGION CODE    ADDRESS   : 715 NORTH MICHIGAN AVENUE
        02         CITY      :    PASADENA
                   STATE/ZIP : CA  91104
    MORTGAGE AMOUNT :   303,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,338.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,969.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717531     MORTGAGORS: GLORIANI             ANTONIO
                               GLORIANI             MARILYN
    REGION CODE    ADDRESS   : 5535 GREEN HOLLOW LANE
        02         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,792.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.68400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,448,100.00
                               P & I AMT:      9,863.43
                               UPB AMT:   1,446,864.90

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          170
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717549     MORTGAGORS: MICHEL               JOHN
                               MICHEL               ROSETTA
    REGION CODE    ADDRESS   : 18472 EAST JOCOTAL AVENUE
        02         CITY      :    VILLA PARK
                   STATE/ZIP : CA  92861
    MORTGAGE AMOUNT :   391,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,594.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,673.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99500
    -----------------------------------------------------------------
0   0007717556     MORTGAGORS: JOSEPH               ELLIS
                               JOSEPH               JUDY
    REGION CODE    ADDRESS   : 31271 PASEO MONTEVIDEO
        02         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    420,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,865.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007717564     MORTGAGORS: PATA                 JOHN
                               PATA                 SHERRY
    REGION CODE    ADDRESS   : 3623 PRINCE STREET
        02         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92025
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,353.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.48100
    -----------------------------------------------------------------
0   0007717572     MORTGAGORS: DU LONG              DONNA
                               DU LONG              JOSEPH
    REGION CODE    ADDRESS   : 14138 MANGO DRIVE
        02         CITY      :    DEL MAR
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   323,120.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,861.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,176.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717580     MORTGAGORS: BURZO                NINA
                               BURZO                CHRISTOPHER
    REGION CODE    ADDRESS   : 13311 BENCHLEY ROAD
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,780.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,996.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.17800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,744,020.00
                               P & I AMT:     11,949.07
                               UPB AMT:   1,742,589.56

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          171
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717598     MORTGAGORS: OLSON                ELMER
                               OLSON                RUTH
    REGION CODE    ADDRESS   : 14825 FRUITVALE ROAD
        02         CITY      :    VALLEY CENTER
                   STATE/ZIP : CA  92082
    MORTGAGE AMOUNT :   139,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    139,793.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       966.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 60.82600
    -----------------------------------------------------------------
0   0007717606     MORTGAGORS: COMBES               JOHN
                               COMBES               SUSAN
    REGION CODE    ADDRESS   : 1905 CHRISTOPHER PLACE
        02         CITY      :    HARRISBURG
                   STATE/ZIP : PA  17110
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,795.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717614     MORTGAGORS: BALFUS               JONATHAN
                               BALFUS               LISA
    REGION CODE    ADDRESS   : 2329 26TH STREET
        02         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90405
    MORTGAGE AMOUNT :   540,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    540,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,683.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007717622     MORTGAGORS: CHIZEN               STUART
                               CHIZEN               ANN
    REGION CODE    ADDRESS   : 160 WEST 66TH STREET #27H
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10023
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    524,198.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,626.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0007717630     MORTGAGORS: ESSLINGER            JORG
                               DAILY                GERI
    REGION CODE    ADDRESS   : 6152 NORTHEAST 154TH STREET
        02         CITY      :    BOTHELL
                   STATE/ZIP : WA  98011
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,546.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,978.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.15500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,750,900.00
                               P & I AMT:     11,979.11
                               UPB AMT:   1,749,333.26

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          172
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717648     MORTGAGORS: VANNETTI             EUGENE
                               VANNETTI             SHARON
    REGION CODE    ADDRESS   : 6545 RIDGEVIEW LANE
        02         CITY      :    SEBASTOPOL
                   STATE/ZIP : CA  95472
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,526.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0007717655     MORTGAGORS: WADDELL              SANDFORD
                               WADDELL              MADELEINE
    REGION CODE    ADDRESS   : 1822 MARISOL DRIVE
        02         CITY      :    VENTURA
                   STATE/ZIP : CA  93001
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,346.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,956.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717663     MORTGAGORS: SHAKOOR              SEYED
                               SHAKOOR              LISA
    REGION CODE    ADDRESS   : 10047 BLACKBURN ROAD
        02         CITY      :    VENTURA
                   STATE/ZIP : CA  93004
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,744.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,155.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 45.71400
    -----------------------------------------------------------------
0   0007717671     MORTGAGORS: LOPEZ                STEVEN
                               LOPEZ                ELSA
    REGION CODE    ADDRESS   : 18058 CROSSHAVEN DRIVE
        02         CITY      :    ROWLAND HEIGHTS AREA, LOS
                   STATE/ZIP : CA  91748
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,633.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,657.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 88.23500
    -----------------------------------------------------------------
0   0007717689     MORTGAGORS: IRVINE               GEORGE

    REGION CODE    ADDRESS   : 29947 WINDWARD DRIVE
        02         CITY      :    CANYON LAKE
                   STATE/ZIP : CA  92587
    MORTGAGE AMOUNT :    77,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :     77,058.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       539.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 65.98200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,335,200.00
                               P & I AMT:      9,267.11
                               UPB AMT:   1,333,308.93

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          173
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717697     MORTGAGORS: SANDERS              TOM
                               SANDERS              JANICE
    REGION CODE    ADDRESS   : 490 EAST JEFFERSON AVENUE
        02         CITY      :    POMONA
                   STATE/ZIP : CA  91767
    MORTGAGE AMOUNT :   323,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,860.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,259.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007717705     MORTGAGORS: FUNDER               DAVID
                               MAYHEW-FUNDER        PATRICIA
    REGION CODE    ADDRESS   : 1397 RANSOM ROAD
        02         CITY      :    RIVERSIDE
                   STATE/ZIP : CA  92506
    MORTGAGE AMOUNT :   256,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,086.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,837.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.98200
    -----------------------------------------------------------------
0   0007717713     MORTGAGORS: WESTON               LAWRENCE
                               WESTON               LEISA
    REGION CODE    ADDRESS   : 13858 CRESCENT RIDGE LANE
        02         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   203,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    202,889.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,403.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717721     MORTGAGORS: CHEN                 PATRICK
                               CHEN                 SOUNTHONE
    REGION CODE    ADDRESS   : 20302 RIMVIEW PLACE
        02         CITY      :    WALNUT AREA, LOS ANGELES
                   STATE/ZIP : CA  91789
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,763.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,916.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.26000
    -----------------------------------------------------------------
0   0007717739     MORTGAGORS: MEDINA               LARRY
                               MEDINA               MARGARET
    REGION CODE    ADDRESS   : 4334 OSPREY STREET
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92107
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,435.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,555.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.89400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,440,750.00
                               P & I AMT:      9,971.45
                               UPB AMT:   1,439,035.94

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          174
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717747     MORTGAGORS: TSUGAWA              ERIC
                               TSUGAWA              CYNTHIA
    REGION CODE    ADDRESS   : 5245 KEIKILANI CIRCLE
        02         CITY      :    HONOLULU
                   STATE/ZIP : HI  96821
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,710.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,266.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.52800
    -----------------------------------------------------------------
0   0007717754     MORTGAGORS: SHINTANI             TERRY
                               SHINTANI             STEPHANIE
    REGION CODE    ADDRESS   : 3037 PUIWA LANE
        02         CITY      :    HONOLULU
                   STATE/ZIP : HI  96817
    MORTGAGE AMOUNT :   415,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    414,317.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,761.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 50.60900
    -----------------------------------------------------------------
0   0007717762     MORTGAGORS: RICE                 MARIANNE

    REGION CODE    ADDRESS   : 139 17TH AVENUE
        02         CITY      :    SEACLIFF
                   STATE/ZIP : NY  11579
    MORTGAGE AMOUNT :   229,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,650.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,581.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 53.88200
    -----------------------------------------------------------------
0   0007717770     MORTGAGORS: GOFMAN               BORIS
                               GOFMAN               NATASHA
    REGION CODE    ADDRESS   : 7 VIEWCREST CIRCLE
        02         CITY      :    SOUTH SAN FRANCISCO
                   STATE/ZIP : CA  94080
    MORTGAGE AMOUNT :   293,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,963.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,051.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 83.40600
    -----------------------------------------------------------------
0   0007717788     MORTGAGORS: HAMMERLING           ERIC
                               VELAZQUEZ            IVELISE
    REGION CODE    ADDRESS   : 3013 ELLIS STREET
        02         CITY      :    BERKELEY
                   STATE/ZIP : CA  94703
    MORTGAGE AMOUNT :   180,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    179,718.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,227.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,462,400.00
                               P & I AMT:      9,888.49
                               UPB AMT:   1,460,359.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          175
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717796     MORTGAGORS: WONG                 JEFFREY
                               WONG                 MEE
    REGION CODE    ADDRESS   : 2419 28TH AVENUE
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94116
    MORTGAGE AMOUNT :   266,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,003.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717804     MORTGAGORS: ABANO                MELANIE
                               HALL                 THOMAS
    REGION CODE    ADDRESS   : 717 VERMONT STREET
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94107
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,557.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,158.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 65.73200
    -----------------------------------------------------------------
0   0007717812     MORTGAGORS: CLARK                CHARLES
                               CLARK                DIANE
    REGION CODE    ADDRESS   : 19370 ARKAY COURT
        02         CITY      :    SONOMA
                   STATE/ZIP : CA  95476
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,547.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,125.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007717820     MORTGAGORS: FALCO                DOUGLAS
                               FALCO                GAIL
    REGION CODE    ADDRESS   : 12320 KOSICH PLACE
        02         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    599,543.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,144.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 62.82700
    -----------------------------------------------------------------
0   0007717838     MORTGAGORS: MAY                  ALISON

    REGION CODE    ADDRESS   : 22 JERSEY STREET
        02         CITY      :    SAN FRANCIS
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   632,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    631,105.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,527.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 71.01100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,107,400.00
                               P & I AMT:     14,818.90
                               UPB AMT:   2,104,756.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          176
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717846     MORTGAGORS: SUN                  JA-HSIN
                               SUN                  YOUNG
    REGION CODE    ADDRESS   : 12495 TITUS AVENUE
        02         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,612.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,817.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 34.89900
    -----------------------------------------------------------------
0   0007717853     MORTGAGORS: FERRERO              ROBERT
                               FERRERO              CARIN
    REGION CODE    ADDRESS   : 2814 ROCKRIDGE DRIVE
        02         CITY      :    PLEASANT HILL
                   STATE/ZIP : CA  94523
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,628.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,804.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 70.83300
    -----------------------------------------------------------------
0   0007717861     MORTGAGORS: YOUSUF               SYED
                               YOUSUF               DEEBA
    REGION CODE    ADDRESS   : 19412 DEHAVILLAND DRIVE
        02         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,487.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 50.00000
    -----------------------------------------------------------------
0   0007717879     MORTGAGORS: LEE                  SOO

    REGION CODE    ADDRESS   : 3359 NEWTON DRIVE
        02         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94040
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,022.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,377.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 40.47600
    -----------------------------------------------------------------
0   0007717887     MORTGAGORS: CANT                 JOHN
                               CANT                 ANNE
    REGION CODE    ADDRESS   : 6718 CIELITO WAY
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95119
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,595.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,901.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 85.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,427,000.00
                               P & I AMT:     10,025.43
                               UPB AMT:   1,416,346.75

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          177
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717895     MORTGAGORS: CHANG                CALVIN
                               CHANG                LYNN
    REGION CODE    ADDRESS   : 13100 BACH WAY
        02         CITY      :    CERRITOS
                   STATE/ZIP : CA  90703
    MORTGAGE AMOUNT :   277,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,296.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,965.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 66.91500
    -----------------------------------------------------------------
0   0007717903     MORTGAGORS: CATIG                YVONNE
                               BELTRAN              HECTOR
    REGION CODE    ADDRESS   : 190 CASTLETON WAY
        02         CITY      :    SAN BRUNO
                   STATE/ZIP : CA  94066
    MORTGAGE AMOUNT :   260,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,417.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717911     MORTGAGORS: GOLDYAK              ALEKSANDR
                               GOLDYAK              MERA
    REGION CODE    ADDRESS   : 725 21ST AVENUE
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94121
    MORTGAGE AMOUNT :   466,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    465,306.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,258.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007717929     MORTGAGORS: FALCO                MICHAEL
                               FALCO                GAIL
    REGION CODE    ADDRESS   : 576 VILLA CENTRE WAY
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95128
    MORTGAGE AMOUNT :   300,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,941.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,074.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 60.68600
    -----------------------------------------------------------------
0   0007717937     MORTGAGORS: SHIMABUKU            MICHEL

    REGION CODE    ADDRESS   : 920 LA BARBERA DRIVE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95126
    MORTGAGE AMOUNT :   140,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    139,796.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       990.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,444,900.00
                               P & I AMT:     10,135.53
                               UPB AMT:   1,442,758.16

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          178
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717945     MORTGAGORS: DUFF                 KEVIN
                               DUFF                 KIMBERLY
    REGION CODE    ADDRESS   : 891 SWEETBRIAR DRIVE
        02         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,442.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,309.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/18
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 57.28100
    -----------------------------------------------------------------
0   0007717952     MORTGAGORS: JUSSEN               JOHN
                               JUSSEN               KATHLEEN
    REGION CODE    ADDRESS   : 1108 ALLSTON WAY
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   277,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,075.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,936.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 56.53000
    -----------------------------------------------------------------
0   0007717960     MORTGAGORS: BEAUCHEMIN           ROBERT
                               BEAUCHEMIN           MARYBETH
    REGION CODE    ADDRESS   : 141 REDDING ROAD
        02         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,766.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,120.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 87.71400
    -----------------------------------------------------------------
0   0007717978     MORTGAGORS: CHOW                 MAY

    REGION CODE    ADDRESS   : 1475 WOODBERRY AVENUE
        02         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94403
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,542.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 52.08300
    -----------------------------------------------------------------
0   0007717986     MORTGAGORS: UNDORF               YURI
                               UNDORF               INNA
    REGION CODE    ADDRESS   : 1753 OAKWOOD DRIVE
        02         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94403
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,389.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 57.14200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,579,000.00
                               P & I AMT:     11,201.27
                               UPB AMT:   1,576,215.71

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          179
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007717994     MORTGAGORS: TAJIMA               HIDETOSHI
                               TAJIMA               HIROMI
    REGION CODE    ADDRESS   : 1787 BRANHAM LANE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   236,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,624.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,655.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718000     MORTGAGORS: MOREIN               VITALY
                               MOREIN               RASHEL
    REGION CODE    ADDRESS   : 2539 14TH AVENUE
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94127
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,802.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 56.52100
    -----------------------------------------------------------------
0   0007718018     MORTGAGORS: PEDONE               GREGORY
                               PEDONE               STEPHANIE
    REGION CODE    ADDRESS   : 950 MEADOWOOD DRIVE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,771.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718026     MORTGAGORS: TRIMBLE              TODD
                               TRIMBLE              CHRISTI
    REGION CODE    ADDRESS   : 5001 TOTEM COURT
        02         CITY      :    ANTIOCH
                   STATE/ZIP : CA  94509
    MORTGAGE AMOUNT :   184,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    183,863.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,286.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718034     MORTGAGORS: KEIL                 ZOE
                               CROWDER              KEVIN
    REGION CODE    ADDRESS   : 308 STARFISH LANE
        02         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   354,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,730.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,444.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,334,800.00
                               P & I AMT:      9,255.08
                               UPB AMT:   1,333,792.20

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          180
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718042     MORTGAGORS: BASSARD              EDWARD
                               BASSARD              LAUREN
    REGION CODE    ADDRESS   : 36936 ELM STREET
        02         CITY      :    NEWARK
                   STATE/ZIP : CA  94560
    MORTGAGE AMOUNT :   160,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    159,847.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,077.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718059     MORTGAGORS: LIU                  YUNG-CHING
                               WU                   HSIAO-LI
    REGION CODE    ADDRESS   : 3942 SPRINGFIELD COMMON
        02         CITY      :    FREMONT
                   STATE/ZIP : CA  94555
    MORTGAGE AMOUNT :   311,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,174.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,204.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.97800
    -----------------------------------------------------------------
0   0007718067     MORTGAGORS: HAAS                 KEVIN
                               HAAS                 JOY
    REGION CODE    ADDRESS   : 1617 SHREEN COURT
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   362,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    361,717.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,469.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.93700
    -----------------------------------------------------------------
0   0007718075     MORTGAGORS: DIEFENDORFF          KEITH
                               DIEFENDORFF          MARCIA
    REGION CODE    ADDRESS   : 224 JACKSON STREET
        02         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   550,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    549,581.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,798.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 59.13900
    -----------------------------------------------------------------
0   0007718083     MORTGAGORS: KOHAYAN              PIERRE
                               KOHAYAN              NORA
    REGION CODE    ADDRESS   : 3651 GREYMONT DRIVE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   296,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,574.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,049.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,680,200.00
                               P & I AMT:     11,600.15
                               UPB AMT:   1,678,894.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          181
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718091     MORTGAGORS: KAO                  ARTHUR
                               KAO                  ANGEL
    REGION CODE    ADDRESS   : 1106 DI NAPOLI DRIVE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,796.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,851.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 51.53800
    -----------------------------------------------------------------
0   0007718109     MORTGAGORS: CORNISH              ALFRED
                               CORNISH              KATHERINE
    REGION CODE    ADDRESS   : 4030 NORTH 54TH PLACE
        02         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85018
    MORTGAGE AMOUNT :   415,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    414,659.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,761.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.47900
    -----------------------------------------------------------------
0   0007718117     MORTGAGORS: REINBOLD             MICHAEL
                               REINBOLD             SALLY
    REGION CODE    ADDRESS   : 4641 EAST CARON STREET
        02         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85028
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,197.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,368.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 56.81800
    -----------------------------------------------------------------
0   0007718125     MORTGAGORS: BEUERMAN             DAVID
                               BEUERMAN             JULIETTE
    REGION CODE    ADDRESS   : 570 MANGELS AVENUE
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94127
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,624.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718133     MORTGAGORS: BREY                 ERIN

    REGION CODE    ADDRESS   : 884 GRANADA LANE
        02         CITY      :    VACAVILLE
                   STATE/ZIP : CA  95688
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,571.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,013.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,723,000.00
                               P & I AMT:     11,756.39
                               UPB AMT:   1,720,849.78

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          182
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718158     MORTGAGORS: REISS                STEVEN
                               REISS                FRANCES
    REGION CODE    ADDRESS   : 6445 VALE STREET
        02         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22312
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,470.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,396.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 88.97400
    -----------------------------------------------------------------
0   0007718166     MORTGAGORS: ROSENBLOOM           JONATHAN
                               ROSENBLOOM           DEBRA
    REGION CODE    ADDRESS   : 45 MCKESSON HILL ROAD
        02         CITY      :    CHAPPAQUA
                   STATE/ZIP : NY  10514
    MORTGAGE AMOUNT :   449,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,249.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,067.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718174     MORTGAGORS: BOLLER               ROSEMARY

    REGION CODE    ADDRESS   : #3GS 13 WEST 13TH STREET
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10011
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,372.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 71.79400
    -----------------------------------------------------------------
0   0007718182     MORTGAGORS: KUSIATIN             URIEL
                               DAVIN                DONNA
    REGION CODE    ADDRESS   : 10F 419 EAST 57TH STREET
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10022
    MORTGAGE AMOUNT :   268,125.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,706.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007718190     MORTGAGORS: DIMICH               KATARINA
                               GIORDANO             CARMEN
    REGION CODE    ADDRESS   : 245 EAST 72ND STREET  10A
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10021
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,613.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,684.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.87878
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,591,725.00
                               P & I AMT:     11,027.40
                               UPB AMT:   1,589,412.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          183
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718208     MORTGAGORS: SCHNEIDER            MITCHELL
                               SCHNEIDER            CELESTE
    REGION CODE    ADDRESS   : 77 EAST 12TH STREET #12J/12H
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10013
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,764.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,300.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 50.00000
    -----------------------------------------------------------------
0   0007718216     MORTGAGORS: FRYER                JOANNE
                               SEGAL                JOHN
    REGION CODE    ADDRESS   : 22 DIMITRI PLACE
        02         CITY      :    LARCHMONT
                   STATE/ZIP : NY  10538
    MORTGAGE AMOUNT :   556,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    555,576.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,840.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718224     MORTGAGORS: LODHA                AJAY
                               LODHA                SMITA
    REGION CODE    ADDRESS   : 7 OAKRIDGE LANE
        02         CITY      :    NORTH HILLS
                   STATE/ZIP : NY  11576
    MORTGAGE AMOUNT :   705,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    704,019.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,933.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718232     MORTGAGORS: SARAYDARIAN          GREGORY
                               SARAYDARIAN          SUZAN
    REGION CODE    ADDRESS   : 1939 STRATFORD DRIVE
        02         CITY      :    WESTBURY
                   STATE/ZIP : NY  11590
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,561.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718240     MORTGAGORS: MERENDA              DIANA
                               AHMAD                AZLAN
    REGION CODE    ADDRESS   : 135 BAY DRIVEWAY
        02         CITY      :    MANHASSET
                   STATE/ZIP : NY  11030
    MORTGAGE AMOUNT :   315,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,741.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,230.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,181,800.00
                               P & I AMT:     15,215.22
                               UPB AMT:   2,178,663.78

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          184
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718265     MORTGAGORS: LEEB                 DR.
                               LEEB                 STORME
    REGION CODE    ADDRESS   : 619 NORTH INDIAN HILL BOULEVARD
        02         CITY      :    CLAREMONT
                   STATE/ZIP : CA  91711
    MORTGAGE AMOUNT :   340,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,279.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,353.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718273     MORTGAGORS: NEWBORG              TERRY
                               NEWBORG              RHONDA
    REGION CODE    ADDRESS   : 2829 PINELAWN DRIVE
        02         CITY      :    LA CRESCENTA AREA LOS ANG
                   STATE/ZIP : CA  91214
    MORTGAGE AMOUNT :   249,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,705.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,698.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.40600
    -----------------------------------------------------------------
0   0007718281     MORTGAGORS: PASINELLI            LOUIS
                               PASINELLI            CHRISTINE
    REGION CODE    ADDRESS   : 131 EAST PUENTE STREET
        02         CITY      :    COVINA
                   STATE/ZIP : CA  91723
    MORTGAGE AMOUNT :   235,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,741.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,623.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 94.98900
    -----------------------------------------------------------------
0   0007718299     MORTGAGORS: RYAN                 DAVID
                               RYAN                 DONNA
    REGION CODE    ADDRESS   : 30 DRIFTWOOD DRIVE
        02         CITY      :    DUXBURY
                   STATE/ZIP : MA  02332
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,513.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,969.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.97800
    -----------------------------------------------------------------
0   0007718307     MORTGAGORS: LERNER               JEFFREY

    REGION CODE    ADDRESS   : 671 CHARLES RIVER STREET
        02         CITY      :    NEEDHAM
                   STATE/ZIP : MA  02192
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,718.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,555.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.51800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,490,900.00
                               P & I AMT:     10,201.03
                               UPB AMT:   1,488,958.41

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          185
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718315     MORTGAGORS: RICH                 CHRISTOPHER

    REGION CODE    ADDRESS   : 28 SOUTH RIVER STREET
        02         CITY      :    WELLESLEY
                   STATE/ZIP : MA  02181
    MORTGAGE AMOUNT :   475,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    474,938.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,282.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.98900
    -----------------------------------------------------------------
0   0007718323     MORTGAGORS: QUEALY               MATTHEW

    REGION CODE    ADDRESS   : 69 WORCESTER STREET  UNIT #5
        02         CITY      :    BOSTON
                   STATE/ZIP : MA  02116
    MORTGAGE AMOUNT :   342,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,490.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,391.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007718331     MORTGAGORS: WALDE                DAVID

    REGION CODE    ADDRESS   : 3 WELLINGTON STREET UNIT #1
        02         CITY      :    BOSTON
                   STATE/ZIP : MA  02118
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,535.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,264.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.04800
    -----------------------------------------------------------------
0   0007718349     MORTGAGORS: WONG                 KAI
                               WONG                 LISA
    REGION CODE    ADDRESS   : 29 BELLEVUE AVENUE
        02         CITY      :    WINCHESTER
                   STATE/ZIP : MA  01890
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,790.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,703.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718356     MORTGAGORS: WAKELY               SEAN

    REGION CODE    ADDRESS   : 558 COLUMBUS AVENUE, UNIT A
        02         CITY      :    BOSTON
                   STATE/ZIP : MA  02118
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,596.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,967.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 69.50000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,671,300.00
                               P & I AMT:     11,609.89
                               UPB AMT:   1,669,350.84

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          186
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718364     MORTGAGORS: GUILLERMIN           OLIVIER

    REGION CODE    ADDRESS   : 27 BERKSHIRE DRIVE
        02         CITY      :    WINCHESTER
                   STATE/ZIP : MA  01890
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,572.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,933.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.79400
    -----------------------------------------------------------------
0   0007718372     MORTGAGORS: CAMPBELL             DONALD
                               CAMPBELL             NICOLETTE
    REGION CODE    ADDRESS   : 40 CANTERBURY ROAD
        02         CITY      :    WINCHESTER
                   STATE/ZIP : MA  01890
    MORTGAGE AMOUNT :   327,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,500.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,258.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.66600
    -----------------------------------------------------------------
0   0007718380     MORTGAGORS: SCHILLING            TERRY
                               SCHILLING            ELIZABETH
    REGION CODE    ADDRESS   : 5501 THORNBUSH COURT
        02         CITY      :    BETHESDA
                   STATE/ZIP : MD  20814
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,768.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,026.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.57800
    -----------------------------------------------------------------
0   0007718398     MORTGAGORS: ZIMMERMAN WHITE      LOUISE
                               WHITE                PAUL
    REGION CODE    ADDRESS   : 559 MALCOLM ROAD
        02         CITY      :    VIENNA
                   STATE/ZIP : VA  22180
    MORTGAGE AMOUNT :   237,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,733.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,600.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718406     MORTGAGORS: KEATING              PERRY
                               KEATING              FRANCESCA
    REGION CODE    ADDRESS   : 11308 COROBON LANE
        02         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   415,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    414,317.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,761.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.47900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,556,600.00
                               P & I AMT:     10,580.25
                               UPB AMT:   1,553,892.71

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          187
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718414     MORTGAGORS: PANNER-VAN VEEN      TAMMY
                               VAN VEEN             STEVEN
    REGION CODE    ADDRESS   : 8695 RUBY RISE PLACE
        02         CITY      :    BRISTOW
                   STATE/ZIP : VA  20136
    MORTGAGE AMOUNT :   161,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    160,613.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,032.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718422     MORTGAGORS: CURCIO               ROBERT
                               CURCIO               NANCY
    REGION CODE    ADDRESS   : 13710 CYPRESS POND CIRCLE
        02         CITY      :    CYPRESS
                   STATE/ZIP : TX  77429
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,765.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718430     MORTGAGORS: SINGER               MICHAEL
                               KEENAN               JUNE
    REGION CODE    ADDRESS   : 5 TALL PINES DRIVE
        02         CITY      :    QUOGUE
                   STATE/ZIP : NY  11959
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    600,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,246.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718448     MORTGAGORS: CALVERT              SHERYWON
                               CALVERT              ELAINE
    REGION CODE    ADDRESS   : 3702 TURNBERRY DRIVE
        02         CITY      :    GULF SHORES
                   STATE/ZIP : AL  36542
    MORTGAGE AMOUNT :   260,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,411.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,823.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.97400
    -----------------------------------------------------------------
0   0007718455     MORTGAGORS: CHEW                 CLIFFORD
                               SINGSON              MARIA
    REGION CODE    ADDRESS   : 796 SIGMUND RD
        02         CITY      :    NAPERVILLE
                   STATE/ZIP : IL  60563
    MORTGAGE AMOUNT :   263,580.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,974.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,820.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,585,580.00
                               P & I AMT:     10,969.54
                               UPB AMT:   1,583,765.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          188
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718463     MORTGAGORS: STANLEY              ETHERIDGE
                               STANLEY              MARY
    REGION CODE    ADDRESS   : 10 HARDEE DRIVE
        02         CITY      :    SAVANNAH
                   STATE/ZIP : GA  31419
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,187.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718471     MORTGAGORS: DILALLO              DANIEL
                               DILALLO              LAURA
    REGION CODE    ADDRESS   : 10851 JILLIAN ROAD
        02         CITY      :    ORLAND PARK
                   STATE/ZIP : IL  60467
    MORTGAGE AMOUNT :   227,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,886.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,569.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 58.28200
    -----------------------------------------------------------------
0   0007718489     MORTGAGORS: CONN                 ROE
                               CONN                 DENA
    REGION CODE    ADDRESS   : 2217 W SCHOOL ST
        02         CITY      :    CHICAGO
                   STATE/ZIP : IL  60618
    MORTGAGE AMOUNT :   418,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    416,607.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,926.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007718497     MORTGAGORS: BERTEL               ROBERT
                               BERTEL               DONNA
    REGION CODE    ADDRESS   : 64 FLAMINGO STREET
        02         CITY      :    NEW ORLEANS
                   STATE/ZIP : LA  70124
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,387.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.54900
    -----------------------------------------------------------------
0   0007718505     MORTGAGORS: MCGEHEE              FRANK
                               MCNEIR               LISA
    REGION CODE    ADDRESS   : 3 EAST PALISADES
        02         CITY      :    LITTLE ROCK
                   STATE/ZIP : AR  72207
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,529.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,127.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,465,800.00
                               P & I AMT:     10,116.16
                               UPB AMT:   1,459,598.32

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          189
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718513     MORTGAGORS: FENSTER              DANIEL
                               FENSTER              JAN
    REGION CODE    ADDRESS   : 444 EAST 86TH STREET APT 26B&C
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10028
    MORTGAGE AMOUNT :   442,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    440,837.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,094.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007718521     MORTGAGORS: THOMAS               NINA

    REGION CODE    ADDRESS   : 2373 BROADWAY APT 1421
        02         CITY      :    NEW YORK
                   STATE/ZIP : NY  10024
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,345.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,283.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 66.31579
    -----------------------------------------------------------------
0   0007718539     MORTGAGORS: TAYLOR               MARY

    REGION CODE    ADDRESS   : 5508 BENT TREE DR
        02         CITY      :    SHREVEPORT
                   STATE/ZIP : LA  71115
    MORTGAGE AMOUNT :   281,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,421.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,894.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007718554     MORTGAGORS: HANLEY               JAMES
                               SUSKIEWICH           SUSAN
    REGION CODE    ADDRESS   : 1221 LONGMONT DAM ROAD
        02         CITY      :    LYONS
                   STATE/ZIP : CO  80540
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,374.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,936.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 52.83000
    -----------------------------------------------------------------
0   0007718562     MORTGAGORS: GRISWOLD             TIMOTHY
                               GRISWOLD             DEBBI
    REGION CODE    ADDRESS   : 15554 CRYSTALLO DRIVE
        02         CITY      :    PARKER
                   STATE/ZIP : CO  80134
    MORTGAGE AMOUNT :   238,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,287.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,629.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.99800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,697,550.00
                               P & I AMT:     11,838.59
                               UPB AMT:   1,693,266.39

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          190
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718570     MORTGAGORS: KING                 MARIE
                               KING                 LORI
    REGION CODE    ADDRESS   : 1437 SOUTH PLYMONTH COURT
        02         CITY      :    CHICAGO
                   STATE/ZIP : IL  60605
    MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,978.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,688.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007718588     MORTGAGORS: GARCIA               ALLEN
                               GARCIA               KIMBERLY
    REGION CODE    ADDRESS   : 304 TEALWOOD DR
        02         CITY      :    BOSSIER CITY
                   STATE/ZIP : LA  71111
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,811.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007718596     MORTGAGORS: URMY                 NORMAN
                               URMY                 CAROLE
    REGION CODE    ADDRESS   : 9815 HIGHWAY 98 WEST, UNIT 33
        02         CITY      :    DESTIN
                   STATE/ZIP : FL  32541
    MORTGAGE AMOUNT :   382,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    381,621.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,641.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007718612     MORTGAGORS: LEGGIO               MICHAEL
                               LEGGIO               CAROLINE
    REGION CODE    ADDRESS   : 5626 PRYTANIA STREET
        02         CITY      :    NEW ORLEANS
                   STATE/ZIP : LA  70115
    MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,407.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,781.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.65800
    -----------------------------------------------------------------
0   0007718620     MORTGAGORS: BENDOLY              AVRAM
                               BENDOLY              JULIE
    REGION CODE    ADDRESS   : 10 EAST JUNIPER LANE
        02         CITY      :    MORELAND HILLS
                   STATE/ZIP : OH  44022
    MORTGAGE AMOUNT :   274,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,781.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 58.96700
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,445,700.00
                               P & I AMT:     10,001.09
                               UPB AMT:   1,442,600.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          191
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718638     MORTGAGORS: CAUSER               DAVID
                               CAUSER               CYNTHIA
    REGION CODE    ADDRESS   : 909 NORTH MEADOW LANE
        02         CITY      :    NASHVILLE
                   STATE/ZIP : TN  37221
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,237.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,210.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718646     MORTGAGORS: CHANDLER             CHRISTINE
                               BRAMSON              STEVEN
    REGION CODE    ADDRESS   : 1255 SOUTH DOWNING STREET
        02         CITY      :    DENVER
                   STATE/ZIP : CO  80210
    MORTGAGE AMOUNT :   324,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,035.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,215.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.99700
    -----------------------------------------------------------------
0   0007718653     MORTGAGORS: BOLIN                ROBERT
                               BOLIN                DEBRA
    REGION CODE    ADDRESS   : 10909 CENTENNIAL TRAIL
        02         CITY      :    AUSTIN
                   STATE/ZIP : TX  78726
    MORTGAGE AMOUNT :   285,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,942.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99300
    -----------------------------------------------------------------
0   0007718661     MORTGAGORS: WATKINS              KENNETH
                               WATKINS              VANESSA
    REGION CODE    ADDRESS   : 7612 BRODICK WAY
        02         CITY      :    PLANO
                   STATE/ZIP : TX  75025
    MORTGAGE AMOUNT :   276,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,838.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,931.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 91.71500
    -----------------------------------------------------------------
0   0007718679     MORTGAGORS: THROWER              CRAIG
                               THROWER              GINA
    REGION CODE    ADDRESS   : 1664 HUSTED AVENUE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,560.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.44100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,510,450.00
                               P & I AMT:     10,455.57
                               UPB AMT:   1,507,614.02

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          192
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718687     MORTGAGORS: DOSSEY               JOHN
                               DOSSEY               JUANITA
    REGION CODE    ADDRESS   : 3818 RICHLAND AVENUE
        02         CITY      :    NASHVILLE
                   STATE/ZIP : TN  37205
    MORTGAGE AMOUNT :   306,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,304.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,171.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007718695     MORTGAGORS: LEBLANC              DENNIS
                               LEBLANC              CAROLYN
    REGION CODE    ADDRESS   : 4 KINGS ROAD
        02         CITY      :    LYNNFIELD
                   STATE/ZIP : MA  01940
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,431.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 71.03800
    -----------------------------------------------------------------
0   0007718703     MORTGAGORS: OLMSTED              THOMAS
                               WARD                 MARY
    REGION CODE    ADDRESS   : 101 GLENWOOD AVENUE
        02         CITY      :    HARAHAN
                   STATE/ZIP : LA  70123
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,902.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,290.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718711     MORTGAGORS: SHAW                 PETER
                               GREENE               EVAN
    REGION CODE    ADDRESS   : 1 BOW ROAD
        02         CITY      :    WAYLAND
                   STATE/ZIP : MA  01778
    MORTGAGE AMOUNT :   476,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    475,291.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,328.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718729     MORTGAGORS: BENTON               MARVIN
                               BENTON               ROSE
    REGION CODE    ADDRESS   : 133 LOWER WINDRUSH COVE
        02         CITY      :    JACKSON
                   STATE/ZIP : MS  39208
    MORTGAGE AMOUNT :   303,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,036.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,096.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.86800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,686,250.00
                               P & I AMT:     11,726.55
                               UPB AMT:   1,682,966.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          193
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718737     MORTGAGORS: DARR                 MELVIN
                               DARR                 MARY
    REGION CODE    ADDRESS   : 1608 RAVENWOOD COURT
        02         CITY      :    ALEDO
                   STATE/ZIP : TX  76008
    MORTGAGE AMOUNT :   328,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,973.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,213.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007718745     MORTGAGORS: PACL                 ROBERT
                               PACL                 JANICE
    REGION CODE    ADDRESS   : 16 SIMON ATHERTON ROW
        02         CITY      :    HARVARD
                   STATE/ZIP : MA  01451
    MORTGAGE AMOUNT :   356,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,128.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,461.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007718752     MORTGAGORS: HUGHES               DAVID
                               HUGHES               SUZANNE
    REGION CODE    ADDRESS   : 829 EAST LAS RIENDAS DRIVE
        02         CITY      :    FULLERTON
                   STATE/ZIP : CA  92835
    MORTGAGE AMOUNT :   265,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,604.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,854.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 82.87500
    -----------------------------------------------------------------
0   0007718760     MORTGAGORS: ABRAHAMSEN           ROBERT
                               ABRAHAMSEN           JILL
    REGION CODE    ADDRESS   : 12 RICHARD ROAD
        02         CITY      :    HINGHAM
                   STATE/ZIP : MA  02043
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,072.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,992.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0007718778     MORTGAGORS: FULTON               RICHARD
                               FULTON               VICTORIA
    REGION CODE    ADDRESS   : 1037 STAGSHAW LANE
        02         CITY      :    KINGSPORT
                   STATE/ZIP : TN  37660
    MORTGAGE AMOUNT :   337,824.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,268.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,247.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 91.80000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,572,924.00
                               P & I AMT:     10,769.39
                               UPB AMT:   1,570,047.57

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          194
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718786     MORTGAGORS: WRIGHT               THOMAS
                               WRIGHT               ANNE
    REGION CODE    ADDRESS   : 2025 SOUTH COOK STREET
        02         CITY      :    DENVER
                   STATE/ZIP : CO  80210
    MORTGAGE AMOUNT :   253,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,311.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,772.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007718794     MORTGAGORS: KOTOPOULIS           NICHOLAS
                               KOTOPOULIS           SHARON
    REGION CODE    ADDRESS   : 8 SANDSPUR LANE
        02         CITY      :    NORTH READING
                   STATE/ZIP : MA  01864
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,621.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,776.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 66.66600
    -----------------------------------------------------------------
0   0007718802     MORTGAGORS: GUINN                TOM
                               GUINN                SANDRA
    REGION CODE    ADDRESS   : 4339 BEACHSIDE II DRIVE
        02         CITY      :    DESTIN
                   STATE/ZIP : FL  32541
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,590.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,851.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718810     MORTGAGORS: WALKER               DENNIS
                               WALKER               MARIA
    REGION CODE    ADDRESS   : 338 SAN LORENZO AVENUE
        02         CITY      :    FELTON
                   STATE/ZIP : CA  95018
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,633.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,657.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.68800
    -----------------------------------------------------------------
0   0007718828     MORTGAGORS: SKINNER              ALYCE

    REGION CODE    ADDRESS   : 6808 RIVERDALE DRIVE
        02         CITY      :    FORT WORTH
                   STATE/ZIP : TX  76132
    MORTGAGE AMOUNT :   283,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,816.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,299,000.00
                               P & I AMT:      8,967.16
                               UPB AMT:   1,296,974.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          195
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718836     MORTGAGORS: SANTA                RICHARD
                               SANTA                SHARON
    REGION CODE    ADDRESS   : 6910 PAWNEE WAY
        02         CITY      :    LONGMONT
                   STATE/ZIP : CO  80503
    MORTGAGE AMOUNT :   461,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    460,899.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,185.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007718844     MORTGAGORS: FRANCE               RICHARD
                               FRANCE               BETTY
    REGION CODE    ADDRESS   : 1181 PINE RIDGE ROAD
        02         CITY      :    WOODLAND PARK
                   STATE/ZIP : CO  80866
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,636.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,582.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718851     MORTGAGORS: HOWSE                MICHAEL
                               HOWSE                SHARON
    REGION CODE    ADDRESS   : 4100 PHEASANT HILL SOUTH
        02         CITY      :    LAKELAND
                   STATE/ZIP : TN  38002
    MORTGAGE AMOUNT :   265,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,392.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,811.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718869     MORTGAGORS: SEILHEIMER           JACK
                               SEILHEIMER           DONNA
    REGION CODE    ADDRESS   : 1948 GALILEO DRIVE
        02         CITY      :    PUEBLO WEST
                   STATE/ZIP : CO  81007
    MORTGAGE AMOUNT :   290,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,073.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,980.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.98800
    -----------------------------------------------------------------
0   0007718877     MORTGAGORS: BENNETT              DALE

    REGION CODE    ADDRESS   : 13687 SOUTH HACKAMORE CIRCLE
        02         CITY      :    DRAPER
                   STATE/ZIP : UT  84020
    MORTGAGE AMOUNT :   250,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,604.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,499,950.00
                               P & I AMT:     10,271.52
                               UPB AMT:   1,498,606.66

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          196
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007718885     MORTGAGORS: STAVROPOULOS         MARK
                               HERNANDEZ            LAURIE
    REGION CODE    ADDRESS   : 1340 CREST ROAD
        02         CITY      :    GREEN OAKS
                   STATE/ZIP : IL  60048
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,794.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,864.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 58.06400
    -----------------------------------------------------------------
0   0007718893     MORTGAGORS: HELMS                DONALD

    REGION CODE    ADDRESS   : 223 WINGED FOOT CIRCLE
        02         CITY      :    JACKSON
                   STATE/ZIP : MS  39211
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,721.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,181.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.20900
    -----------------------------------------------------------------
0   0030952899     MORTGAGORS: LEWIS                MICHAEL
                               LEWIS                CYNTHIA
    REGION CODE    ADDRESS   : 2602 NORTH LAKEVIEW
        01         CITY      :    PALO PINTO
                   STATE/ZIP : TX  76448
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031200215     MORTGAGORS: HUNTER               STEVEN
                               HUNTER               BOBBI
    REGION CODE    ADDRESS   : 1657 SARATOGA WAY
        01         CITY      :    EDMOND
                   STATE/ZIP : OK  73003
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    645,324.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,434.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.62500
    -----------------------------------------------------------------
0   0031534787     MORTGAGORS: JOHNSTON             GARY
                               JOHNSTON             ANN
    REGION CODE    ADDRESS   : 1331 FOREVER AVENUE
        01         CITY      :    LIBERTYVILLE
                   STATE/ZIP : IL  60048
    MORTGAGE AMOUNT :   307,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,092.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,150.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.92600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,819,550.00
                               P & I AMT:     12,426.19
                               UPB AMT:   1,813,932.11

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          197
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031587041     MORTGAGORS: BUSH                 WALLACE
                               BUSH                 BARBARA
    REGION CODE    ADDRESS   : 10206 GRANDHAVEN AVENUE
        01         CITY      :    UPPER MARLBORO
                   STATE/ZIP : MD  20772
    MORTGAGE AMOUNT :   242,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,150.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,693.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.98300
    -----------------------------------------------------------------
0   0031594997     MORTGAGORS: BRUZZESE             ANTHONY
                               BRUZZESE             KATHLEEN
    REGION CODE    ADDRESS   : LOT 11-A-230 FLORAL STREET
        01         CITY      :    WINDHAM
                   STATE/ZIP : NH  03087
    MORTGAGE AMOUNT :   448,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    446,918.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,018.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.59600
    -----------------------------------------------------------------
0   0031619489     MORTGAGORS: HAMMER               RONALD
                               JACOBSON             SANDRA
    REGION CODE    ADDRESS   : 26 FERNWAY
        01         CITY      :    COHASSETT
                   STATE/ZIP : MA  02025
    MORTGAGE AMOUNT :   448,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    447,667.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,132.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0031622848     MORTGAGORS: HUAMAN               HILLARY
                               HUAMAN               VICTOR
    REGION CODE    ADDRESS   : 119 JUNE ROAD
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06093
    MORTGAGE AMOUNT :   300,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,617.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.01200
    -----------------------------------------------------------------
0   0031623978     MORTGAGORS: AGHA                 HADI
                               AGHA                 FADI
    REGION CODE    ADDRESS   : 3121 ARIZONA AVENUE, NW,
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20016
    MORTGAGE AMOUNT :   807,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    807,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,562.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/18
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   015
    LTV :                 53.80000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,245,200.00
                               P & I AMT:     16,530.59
                               UPB AMT:   2,243,353.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          198
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031626344     MORTGAGORS: SHUSTER              ROBERT
                               SHUSTER              SUZANNE
    REGION CODE    ADDRESS   : 43336 LOCHDON LANE,
        01         CITY      :    SOUTH RIDING
                   STATE/ZIP : VA  20152
    MORTGAGE AMOUNT :   296,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,950.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,950.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.72300
    -----------------------------------------------------------------
0   0031647092     MORTGAGORS: APPLE                STEVEN
                               APPLE                DANA
    REGION CODE    ADDRESS   : 1016 HAGYSFORD ROAD
        01         CITY      :    PENNS VALLEY
                   STATE/ZIP : PA  19072
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,455.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031655574     MORTGAGORS: FENNER               GREGEORY
                               FENNER               LORI
    REGION CODE    ADDRESS   : 103 DOMETH COURT
        01         CITY      :    APEX
                   STATE/ZIP : NC  27502
    MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,789.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,709.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 89.99900
    -----------------------------------------------------------------
0   0031659584     MORTGAGORS: CRIDER               NORMAN
                               CRIDER               YOLANDA
    REGION CODE    ADDRESS   : 984 FOREST POND COURT
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30068
    MORTGAGE AMOUNT :   258,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,806.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,784.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0031664261     MORTGAGORS: WHITE                MATTHEW
                               WHITE                MARIA
    REGION CODE    ADDRESS   : 9012 LINDA MARIA CT
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22031
    MORTGAGE AMOUNT :   255,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,197.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,745.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.01400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,428,150.00
                               P & I AMT:      9,646.13
                               UPB AMT:   1,426,743.54

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          199
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031667140     MORTGAGORS: MANN-GLUCK           LORI
                               GLUCK                MITCHELL
    REGION CODE    ADDRESS   : 45 COUNTRY RIDGE DRIVE
        01         CITY      :    RYE BROOK
                   STATE/ZIP : NY  10573
    MORTGAGE AMOUNT :   384,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    383,384.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,587.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031667165     MORTGAGORS: SPALTER              ALAN
                               SPALTER              PATRICE
    REGION CODE    ADDRESS   : 247 EVANDALE ROAD
        01         CITY      :    SCARSDALE
                   STATE/ZIP : NY  10583
    MORTGAGE AMOUNT :   416,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    415,675.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,837.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.72400
    -----------------------------------------------------------------
0   0031667181     MORTGAGORS: NAVIN                JEANETTE

    REGION CODE    ADDRESS   : 37 OSBORN FARM ROAD
        01         CITY      :    WESTON
                   STATE/ZIP : CT  06883
    MORTGAGE AMOUNT :   408,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,697.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,852.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 58.70500
    -----------------------------------------------------------------
0   0031667728     MORTGAGORS: MADHAVA              VALSA
                               LAURENCE             ANTOINE
    REGION CODE    ADDRESS   : 800 GRAMATAN AVENUE
        01         CITY      :    MOUNT VERNON
                   STATE/ZIP : NY  10552
    MORTGAGE AMOUNT :   358,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,706.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,381.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031671860     MORTGAGORS: MYERS                MARGERY

    REGION CODE    ADDRESS   : 208 HILLCREST RD
        01         CITY      :    NEEDHAM
                   STATE/ZIP : MA  02192
    MORTGAGE AMOUNT :   283,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,689.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,985.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99436
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,849,900.00
                               P & I AMT:     12,644.58
                               UPB AMT:   1,848,152.56

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          200
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031674906     MORTGAGORS: GOLDSCHMIDT          GARY
                               CARUSO               ANN
    REGION CODE    ADDRESS   : 6 SEMINOLE WAY
        01         CITY      :    TOWNSHIP OF CHATHAM
                   STATE/ZIP : NJ  07928
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    525,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,405.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 69.07800
    -----------------------------------------------------------------
0   0031684426     MORTGAGORS: BORZINO              BRUCE
                               BORZINO              JONG
    REGION CODE    ADDRESS   : 8571 FISHER WOODS DRIVE
        01         CITY      :    LORTON
                   STATE/ZIP : VA  22079
    MORTGAGE AMOUNT :   319,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,096.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.22200
    -----------------------------------------------------------------
0   0031694557     MORTGAGORS: MALASKY              ALAN
                               MALASKY              ELLEN
    REGION CODE    ADDRESS   : 9204 REDWOOD AVENUE
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   967,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    967,094.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,602.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   015
    LTV :                 69.13200
    -----------------------------------------------------------------
0   0031698368     MORTGAGORS: ADAMS                JEAN
                               ADAMS                JOSEPH
    REGION CODE    ADDRESS   : 5505 SOUTH ARROW POINT DRIVE
        01         CITY      :    HARRISON
                   STATE/ZIP : ID  83833
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,438.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.09600
    -----------------------------------------------------------------
0   0031698848     MORTGAGORS: BARTA                THOMAS
                               AGPALO               LUVIMINDA
    REGION CODE    ADDRESS   : 138 NAWILIWILI STREET
        01         CITY      :    HONOLULU
                   STATE/ZIP : HI  96825
    MORTGAGE AMOUNT :   298,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,032.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.30232
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,459,950.00
                               P & I AMT:     16,494.74
                               UPB AMT:   2,458,633.56

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          201
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031701592     MORTGAGORS: TRIEM                W.
                               TRIEM                WENDY
    REGION CODE    ADDRESS   : 15745 SOUTHWEST MURRELET DRIVE
        01         CITY      :    BEAVERTON
                   STATE/ZIP : OR  97007
    MORTGAGE AMOUNT :   263,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,297.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,821.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 94.99200
    -----------------------------------------------------------------
0   0031701972     MORTGAGORS: NELLIGAN             MARK
                               NELLIGAN             KATHY
    REGION CODE    ADDRESS   : 7505 HAWKINS CREAMERY ROAD
        01         CITY      :    LAYTONSVILLE
                   STATE/ZIP : MD  20882
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,716.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 67.00000
    -----------------------------------------------------------------
0   0031704869     MORTGAGORS: KEHLMANN             GLENN
                               BILLER               BEVERLY
    REGION CODE    ADDRESS   : 105 SUMNER STREET
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02459
    MORTGAGE AMOUNT :   395,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,731.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 31.64000
    -----------------------------------------------------------------
0   0031706807     MORTGAGORS: IZZEDIN              SALAH

    REGION CODE    ADDRESS   : 22 RIVER HOLLOW
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77027
    MORTGAGE AMOUNT :   449,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,062.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.07800
    -----------------------------------------------------------------
0   0031709769     MORTGAGORS: SONVILLE             JORGE
                               SONVILLE             MAGDALENA
    REGION CODE    ADDRESS   : 1561 CATALONIA AVE
        01         CITY      :    CORAL GABLES
                   STATE/ZIP : FL  33134
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,782.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,903.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 54.17400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,655,200.00
                               P & I AMT:     11,235.21
                               UPB AMT:   1,654,579.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          202
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031711849     MORTGAGORS: HWANG                ERIC
                               HWANG                VICKIE
    REGION CODE    ADDRESS   : 22 RAMBLING BROOK DRIVE
        01         CITY      :    HOLMDEL
                   STATE/ZIP : NJ  07733
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.44400
    -----------------------------------------------------------------
0   0031712813     MORTGAGORS: HILLIARD             DELORES

    REGION CODE    ADDRESS   : 11 COURT OF OAKS
        01         CITY      :    WESTPORT
                   STATE/ZIP : CT  06880
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,726.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,486.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031713191     MORTGAGORS: BICKFORD             SCOTT

    REGION CODE    ADDRESS   : 4304 COLISEUM STREET
        01         CITY      :    NEW ORLEANS
                   STATE/ZIP : LA  70115
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,772.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,146.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.75000
    -----------------------------------------------------------------
0   0031717713     MORTGAGORS: MULDOON              THOMAS
                               MULDOON              CAROL
    REGION CODE    ADDRESS   : ANDERSON ROAD FIRELANE 33G,
        01         CITY      :    NORTH SEBAGO
                   STATE/ZIP : ME  04075
    MORTGAGE AMOUNT :   395,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,728.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 55.24475
    -----------------------------------------------------------------
0   0031725310     MORTGAGORS: REDDY                AMARENDAR
                               REDDY                PAVANAJA
    REGION CODE    ADDRESS   : 26 SHADOW LANE
        01         CITY      :    GREAT NECK
                   STATE/ZIP : NY  11021
    MORTGAGE AMOUNT :   388,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,614.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,750,000.00
                               P & I AMT:     12,047.25
                               UPB AMT:   1,749,498.23

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          203
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031727464     MORTGAGORS: LORIMER              SCOTT
                               LORIMER              TARYN
    REGION CODE    ADDRESS   : 9 MOHACKEMO DRIVE
        01         CITY      :    NORWALK
                   STATE/ZIP : CT  06850
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,154.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031727498     MORTGAGORS: WESTERHOFF           TODD
                               WESTERHOFF           ANNE
    REGION CODE    ADDRESS   : 4 JACK RABBIT LANE
        01         CITY      :    WESTFORD
                   STATE/ZIP : MA  01886
    MORTGAGE AMOUNT :   336,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,217.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,210.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.79300
    -----------------------------------------------------------------
0   0031734981     MORTGAGORS: MCKENNA              JOHN
                               MCKENNA              ELINOR
    REGION CODE    ADDRESS   : 19 VERNA FIELD RD,
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : CT  06430
    MORTGAGE AMOUNT :   475,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    475,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,240.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 44.18604
    -----------------------------------------------------------------
0   0031739725     MORTGAGORS: PREVETT              DENISE
                               WILSON               STEVEN
    REGION CODE    ADDRESS   : 14 COBBLER ROAD
        01         CITY      :    MANSFIELD
                   STATE/ZIP : MA  02048
    MORTGAGE AMOUNT :   260,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,491.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,756.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 94.97000
    -----------------------------------------------------------------
0   0031739840     MORTGAGORS: ROBERTELLO           MARY
                               ROBERTELLO           CHARLES
    REGION CODE    ADDRESS   : 1326 MURRAY DOWNS WAY
        01         CITY      :    RESTON
                   STATE/ZIP : VA  20194
    MORTGAGE AMOUNT :   290,460.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,227.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,956.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 89.99700
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,690,660.00
                               P & I AMT:     11,318.92
                               UPB AMT:   1,689,936.54

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          204
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031741325     MORTGAGORS: WASSALL              ROSANA

    REGION CODE    ADDRESS   : 1809 SW 23 TERRACE
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33145
    MORTGAGE AMOUNT :   249,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,400.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,681.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031742133     MORTGAGORS: FRANKEL              DONALD
                               FRANKEL              PAULINE
    REGION CODE    ADDRESS   : 7 HUCKLEBERRY HILL
        01         CITY      :    LINCOLN
                   STATE/ZIP : MA  01773
    MORTGAGE AMOUNT :   300,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,644.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/27
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 54.06306
    -----------------------------------------------------------------
0   0031744485     MORTGAGORS: POSNER               PAUL

    REGION CODE    ADDRESS   : 911 CENTENNIAL ROAD
        01         CITY      :    PENN VALLEY
                   STATE/ZIP : PA  19072
    MORTGAGE AMOUNT :   448,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,094.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031748437     MORTGAGORS: PUREWAL              HARINDER
                               PUREWAL              AMARPAL
    REGION CODE    ADDRESS   : 22 DORA LANE
        01         CITY      :    HOLMDEL TOWNSHIP,
                   STATE/ZIP : NJ  07733
    MORTGAGE AMOUNT :   494,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    494,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,411.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031749112     MORTGAGORS: GROSSMAN             NEIL
                               GROSSMAN             LINDSEY
    REGION CODE    ADDRESS   : 12325 NORTHLAKE COURT
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23233
    MORTGAGE AMOUNT :   276,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,567.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,818.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,768,450.00
                               P & I AMT:     12,053.02
                               UPB AMT:   1,765,612.50

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          205
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031749138     MORTGAGORS: GRUELLE              SUZANNE

    REGION CODE    ADDRESS   : 900 ENFIELD CHASE
        01         CITY      :    VIRGINIA BEACH
                   STATE/ZIP : VA  23452
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,754.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,848.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 33.83900
    -----------------------------------------------------------------
0   0031749500     MORTGAGORS: WASSERMAN            MIRANDA
                               MANSKY               ADAM
    REGION CODE    ADDRESS   : 720 UNION STREET
        01         CITY      :    BROOKLYN
                   STATE/ZIP : NY  11215
    MORTGAGE AMOUNT :   415,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    415,275.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,835.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031751977     MORTGAGORS: CONRAD               DONALD
                               CONRAD               SUSAN
    REGION CODE    ADDRESS   : 318 ALLISON COURT
        01         CITY      :    GREENWOOD
                   STATE/ZIP : IN  46142
    MORTGAGE AMOUNT :   241,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,120.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,687.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0031756281     MORTGAGORS: HOGUE                WILLIAM
                               HOGUE                SUSAN
    REGION CODE    ADDRESS   : 195 DAVID AVENUE UNIT 1
        01         CITY      :    BROOKLINE
                   STATE/ZIP : MA  02146
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,795.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.71000
    -----------------------------------------------------------------
0   0031756554     MORTGAGORS: PILEWSKI             JAMES

    REGION CODE    ADDRESS   : 3 DEVON LANE
        01         CITY      :    WARREN TOWNSHIP
                   STATE/ZIP : NJ  07059
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.56521
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,616,900.00
                               P & I AMT:     11,056.38
                               UPB AMT:   1,615,947.26

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          206
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031756935     MORTGAGORS: KRASTINS             KARLIS
                               KRASTINS             TRUDY
    REGION CODE    ADDRESS   : 4557 194TH AVENUE SOUTHEAST
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98027
    MORTGAGE AMOUNT :   273,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,551.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0031758774     MORTGAGORS: FROWNFELTER          JAMES
                               FROWNFELTER          LUANN
    REGION CODE    ADDRESS   : 4 OAK LANE
        01         CITY      :    WESTON
                   STATE/ZIP : CT  06883
    MORTGAGE AMOUNT :   366,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.13500
    -----------------------------------------------------------------
0   0031760614     MORTGAGORS: PARKER               GISELLA
                               PARKER               ROBERT
    REGION CODE    ADDRESS   : 1271 COBBLE POND WAY,
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   423,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    423,850.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,784.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99871
    -----------------------------------------------------------------
0   0031760622     MORTGAGORS: LARNEY               ROBERT
                               LARNEY               JOAN
    REGION CODE    ADDRESS   : 4686 FROST LANE
        01         CITY      :    DOYLESTOWN
                   STATE/ZIP : PA  18901
    MORTGAGE AMOUNT :   404,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    403,692.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,790.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031765829     MORTGAGORS: GINTY                MATTHEW
                               MOSER                ROZSI
    REGION CODE    ADDRESS   : 7-9 JACKSON TERRACE
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02458
    MORTGAGE AMOUNT :   316,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,350.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,184.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,783,950.00
                               P & I AMT:     12,071.14
                               UPB AMT:   1,783,444.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          207
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031766587     MORTGAGORS: REICH                HANS
                               REICH                FRANCES
    REGION CODE    ADDRESS   : 228 BORDEN RD
        01         CITY      :    MIDDLETOWN
                   STATE/ZIP : NJ  07748
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    500,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,496.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.92300
    -----------------------------------------------------------------
0   0031767056     MORTGAGORS: SCHROEDER            KATHLEEN
                               SCHROEDER            JAMES
    REGION CODE    ADDRESS   : 83 WILDWOOD STREET
        01         CITY      :    WINCHESTER
                   STATE/ZIP : MA  01890
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,510.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031767650     MORTGAGORS: RAYMOND              MARTIN
                               RAYMOND              ALLISON
    REGION CODE    ADDRESS   : 5117 SKYLAKE DRIVE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,655.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,625.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.75757
    -----------------------------------------------------------------
0   0031767767     MORTGAGORS: DORFMAN              RICHARD
                               DORFMAN              SHERRI
    REGION CODE    ADDRESS   : 169 SCHOOL STREET
        01         CITY      :    WAYLAND
                   STATE/ZIP : MA  01778
    MORTGAGE AMOUNT :   346,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,389.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.81500
    -----------------------------------------------------------------
0   0031769680     MORTGAGORS: SHUFFLEBOTHAM        H
                               MONTANA              JENNIFER
    REGION CODE    ADDRESS   : 1667 CAMBRIDGE STREET #3
        01         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02138
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,807.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.83000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,979,000.00
                               P & I AMT:     13,829.35
                               UPB AMT:   1,978,655.90

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          208
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031772726     MORTGAGORS: SCHOONOVER           DAVID
                               SCHOONOVER           CATHERINE
    REGION CODE    ADDRESS   : 10504 CHESTER WAY
        01         CITY      :    WOODSTOCK
                   STATE/ZIP : MD  21163
    MORTGAGE AMOUNT :   253,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,902.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.98900
    -----------------------------------------------------------------
0   0031773658     MORTGAGORS: WAINNER              WARREN
                               WAINNER              JILL
    REGION CODE    ADDRESS   : 20389 STILLHOUSE BRANCH PLACE
        01         CITY      :    STERLING
                   STATE/ZIP : VA  20165
    MORTGAGE AMOUNT :   312,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,160.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031775232     MORTGAGORS: ROWLEY               RANDALL
                               ROWLEY               KIMBERLY
    REGION CODE    ADDRESS   : 197 MORICHES ROAD
        01         CITY      :    SAINT JAMES
                   STATE/ZIP : NY  11780
    MORTGAGE AMOUNT :   280,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0031775711     MORTGAGORS: SHANNON              MICHAEL
                               SHANNON              ELAINE
    REGION CODE    ADDRESS   : 230 WALNUT STREET
        01         CITY      :    BROOKLINE
                   STATE/ZIP : MA  02445
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 60.37700
    -----------------------------------------------------------------
0   0031779382     MORTGAGORS: ZACCARIA             ALAN
                               ZACCARIA             LAURA
    REGION CODE    ADDRESS   : 8 WESTMINSTER DRIVE
        01         CITY      :    COLTS NECK
                   STATE/ZIP : NJ  07722
    MORTGAGE AMOUNT :   404,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    403,684.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,756.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,570,150.00
                               P & I AMT:     10,721.57
                               UPB AMT:   1,569,637.39

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          209
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031779473     MORTGAGORS: MOLL                 DOUGLAS
                               POWERS-MOLL          PAMELA
    REGION CODE    ADDRESS   : 10 WHITNEY COURT
        01         CITY      :    BEDFORD
                   STATE/ZIP : NH  03110
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,764.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,385.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0031779663     MORTGAGORS: KIELY                JOHN
                               KIELY                SARAH
    REGION CODE    ADDRESS   : 12202 FAIRFAX STATION ROAD
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   444,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    444,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,028.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031782469     MORTGAGORS: PAYLOR               ERNEST
                               PAYLOR               VICTORIA
    REGION CODE    ADDRESS   : 6909 STETHEM COURT
        01         CITY      :    MANASSAS
                   STATE/ZIP : VA  20112
    MORTGAGE AMOUNT :   302,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,038.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.60500
    -----------------------------------------------------------------
0   0031784523     MORTGAGORS: CONGRESS             JOSEPH

    REGION CODE    ADDRESS   : 844 NORTHWOOD BOULEVARD #12
        01         CITY      :    INCLINE VILLAGE
                   STATE/ZIP : NV  89451
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031784762     MORTGAGORS: SCHIFF               CONRAD
                               SCHIFF               MARIANA
    REGION CODE    ADDRESS   : 17206 LONGLEAF DRIVE
        01         CITY      :    BOWIE
                   STATE/ZIP : MD  20716
    MORTGAGE AMOUNT :   275,776.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,549.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,635,276.00
                               P & I AMT:     11,197.36
                               UPB AMT:   1,634,814.93

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          210
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031786478     MORTGAGORS: DIBBLE               KOLLEEN

    REGION CODE    ADDRESS   : LOT 4 SUNNYVIEW DRIVE
        01         CITY      :    REDDING
                   STATE/ZIP : CT  06896
    MORTGAGE AMOUNT :   488,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    488,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,370.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031787153     MORTGAGORS: DI DIEGO             JOSEPH

    REGION CODE    ADDRESS   : 487 EUGENE WAY
        01         CITY      :    WYCKOFF
                   STATE/ZIP : NJ  07481
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,806.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 71.42800
    -----------------------------------------------------------------
0   0031787559     MORTGAGORS: SELLE                JOSEPH
                               SELLE                CAITLIN
    REGION CODE    ADDRESS   : 17 GRANT STREET
        01         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,447.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031788094     MORTGAGORS: SINCLAIR             CRAIG
                               SINCLAIR             EILEEN
    REGION CODE    ADDRESS   : 140 SOUTH SUFFOLK LANE
        01         CITY      :    LAKE FOREST
                   STATE/ZIP : IL  60045
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    650,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,379.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 52.84552
    -----------------------------------------------------------------
0   0031790579     MORTGAGORS: WARECK               JEROME
                               WARECK               CHERYL
    REGION CODE    ADDRESS   : 2415 NORTH MAIN STREET
        01         CITY      :    LANCASTER
                   STATE/ZIP : MA  01523
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,387.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.60500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,113,000.00
                               P & I AMT:     14,391.09
                               UPB AMT:   2,113,000.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          211
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031792773     MORTGAGORS: RODRIGUEZ            JULIO
                               RODRIGUEZ            ROSARIO
    REGION CODE    ADDRESS   : 38057 LANTERN HILL CT
        01         CITY      :    FARMINGTON HILLS
                   STATE/ZIP : MI  48331
    MORTGAGE AMOUNT :   277,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,385.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031794324     MORTGAGORS: GALLANT              GREG
                               GALLANT              CINDY
    REGION CODE    ADDRESS   : 10 HARVARD PLACE
        01         CITY      :    LIVINGSTON
                   STATE/ZIP : NJ  07039
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,481.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,945.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 50.84700
    -----------------------------------------------------------------
0   0031802598     MORTGAGORS: FINLEY               JOHN

    REGION CODE    ADDRESS   : 717 ATLANTIC AVENUE UNIT 3B
        01         CITY      :    BOSTON
                   STATE/ZIP : MA  02111
    MORTGAGE AMOUNT :   319,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,098.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0031804321     MORTGAGORS: SCHAUFLER            ALBERT
                               SCHAUFLER            ELIZABETH
    REGION CODE    ADDRESS   : 11 HONEY BROOK DRIVE
        01         CITY      :    PRINCETON
                   STATE/ZIP : NJ  08540
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,802.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.90500
    -----------------------------------------------------------------
0   0031806607     MORTGAGORS: CONTI                DONNA
                               MORALES              ROBERT
    REGION CODE    ADDRESS   : UNIT 8-A 207-81 WEST SHEARWATER COU
        01         CITY      :    JERSEY CITY
                   STATE/ZIP : NJ  07305
    MORTGAGE AMOUNT :   367,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,472.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.58672
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,525,100.00
                               P & I AMT:     10,284.74
                               UPB AMT:   1,523,367.17

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          212
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031806995     MORTGAGORS: LEWIS                PAUL
                               RICHARDSON           SUZANNE
    REGION CODE    ADDRESS   : 3072 LINDSEY COURT
        01         CITY      :    IJAMSVILLE
                   STATE/ZIP : MD  21754
    MORTGAGE AMOUNT :   245,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,686.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,610.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99900
    -----------------------------------------------------------------
0   0031807027     MORTGAGORS: SZOT                 STEPHEN
                               SZOT                 KATHRYN
    REGION CODE    ADDRESS   : 16604 SEA ISLAND COURT
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20905
    MORTGAGE AMOUNT :   326,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,464.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,168.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.50100
    -----------------------------------------------------------------
0   0031807654     MORTGAGORS: NEUBAUER             ROBERT
                               NEUBAUER             CHERYL
    REGION CODE    ADDRESS   : 21920 JORDAN ROAD
        01         CITY      :    ARLINGTON
                   STATE/ZIP : WA  98223
    MORTGAGE AMOUNT :   291,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,572.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,990.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 64.84400
    -----------------------------------------------------------------
0   0031807662     MORTGAGORS: ROGERS               JAMES
                               ROGERS               DEBRA
    REGION CODE    ADDRESS   : 7541 CRYSTAL FORREST DRIVE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89117
    MORTGAGE AMOUNT :   299,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,966.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031808934     MORTGAGORS: LAUDATI              MARCO
                               LAUDATI              DIANE
    REGION CODE    ADDRESS   : 65 SALEM LANE
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60203
    MORTGAGE AMOUNT :   265,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,786.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,427,300.00
                               P & I AMT:      9,597.39
                               UPB AMT:   1,425,889.95

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          213
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031809056     MORTGAGORS: GILROY               M.
                               GILROY               COLETTE
    REGION CODE    ADDRESS   : 2853 NW NIGHTFALL CIRCLE
        01         CITY      :    BEND
                   STATE/ZIP : OR  97701
    MORTGAGE AMOUNT :   329,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,736.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,216.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 57.21700
    -----------------------------------------------------------------
0   0031809064     MORTGAGORS: MEYER                JOHN
                               MEYER                LAUREL
    REGION CODE    ADDRESS   : 9621 PARK STREET
        01         CITY      :    MANASSAS
                   STATE/ZIP : VA  22110
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,793.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,676.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031809080     MORTGAGORS: JACKSON              PAGE

    REGION CODE    ADDRESS   : 304 MARJORIE LANE
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  20170
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,781.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.80800
    -----------------------------------------------------------------
0   0031809098     MORTGAGORS: BONNER               CHRISTOPHER
                               BONNER               PENNY
    REGION CODE    ADDRESS   : 6520 TOPEKA ROAD
        01         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,622.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,705.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.38700
    -----------------------------------------------------------------
0   0031809106     MORTGAGORS: COGGINS              PATRICK
                               COGGINS              IRENE
    REGION CODE    ADDRESS   : 10104 LAKESTONE PLACE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20850
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,734.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,319.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.92200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,428,000.00
                               P & I AMT:      9,626.50
                               UPB AMT:   1,426,669.61

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          214
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031809148     MORTGAGORS: HUTTON               LEON
                               HUTTON               DEBORAH
    REGION CODE    ADDRESS   : 6295 RED FOX ESTATES COURT
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : VA  22152
    MORTGAGE AMOUNT :   382,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,350.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,543.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99400
    -----------------------------------------------------------------
0   0031809171     MORTGAGORS: MARTIN               JOHN
                               MARTIN               CYNTHIA
    REGION CODE    ADDRESS   : 8757 CENTER ROAD
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : VA  22152
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,727.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,208.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99300
    -----------------------------------------------------------------
0   0031809197     MORTGAGORS: TRETLER              DEBORAH
                               TRETLER              CHARLES
    REGION CODE    ADDRESS   : 508 WATKINS POND BOULEVARD
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20850
    MORTGAGE AMOUNT :   318,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,025.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99000
    -----------------------------------------------------------------
0   0031809205     MORTGAGORS: BASINGER             ROBERT
                               BASINGER             KAREN
    REGION CODE    ADDRESS   : 9611 NUTHATCH DRIVE
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   344,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,218.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,265.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031809239     MORTGAGORS: CUNNINGHAM           MARGARET
                               CUNNINGHAM           ROBERT
    REGION CODE    ADDRESS   : 7832 PREAKNESS LANE
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   295,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,519.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,017.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,673,400.00
                               P & I AMT:     11,262.24
                               UPB AMT:   1,671,841.89

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          215
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031809650     MORTGAGORS: TRAN                 CECILE
                               TRAN                 PAUL
    REGION CODE    ADDRESS   : 47783 MACGILL COURT
        01         CITY      :    STERLING
                   STATE/ZIP : VA  20165
    MORTGAGE AMOUNT :   266,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,714.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,709.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 79.93200
    -----------------------------------------------------------------
0   0031809890     MORTGAGORS: OWEN                 REBECCA
                               SPENCER              ROBERT
    REGION CODE    ADDRESS   : 9436 HOLBROOK LANE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,453.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,661.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031812019     MORTGAGORS: PLANT                LAWRENCE
                               PLANT                TERRESSA
    REGION CODE    ADDRESS   : 5711 STANBROOK LANE
        01         CITY      :    LAYTONSVILLE
                   STATE/ZIP : MD  20882
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,781.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031812050     MORTGAGORS: FARNEN               D
                               REYNOLDS             HELEN
    REGION CODE    ADDRESS   : 10505 CHESTER WAY
        01         CITY      :    WOODSTOCK
                   STATE/ZIP : MD  21163
    MORTGAGE AMOUNT :   243,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,000.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,618.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.94700
    -----------------------------------------------------------------
0   0031813249     MORTGAGORS: BAGAI                ANIL
                               BAGAI                SAVITA
    REGION CODE    ADDRESS   : 7430 92ND PLACE SOUTHEAST
        01         CITY      :    MERCER ISLAND
                   STATE/ZIP : WA  98040
    MORTGAGE AMOUNT :   496,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    495,622.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,425.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,662,150.00
                               P & I AMT:     11,324.50
                               UPB AMT:   1,660,573.26

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          216
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031813256     MORTGAGORS: WANG                 CHING-HSIEN
                               WANG                 YING-YING
    REGION CODE    ADDRESS   : 8017 LAKEMONT DRIVE NORTHEAST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98115
    MORTGAGE AMOUNT :   377,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,713.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,603.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 48.64500
    -----------------------------------------------------------------
0   0031813397     MORTGAGORS: MANOV                GREGORY
                               BOYLE                L
    REGION CODE    ADDRESS   : 9653 PARKVIEW AVE
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33428
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,614.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,616.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.46300
    -----------------------------------------------------------------
0   0031813918     MORTGAGORS: RATLIFF              GERRI

    REGION CODE    ADDRESS   : 5117 3RD STREET NORTH
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22203
    MORTGAGE AMOUNT :   238,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,209.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,606.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031813926     MORTGAGORS: MESSNER              WAYNE
                               MESSNER              JANICE
    REGION CODE    ADDRESS   : 3620 OLD VERNON COURT
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22309
    MORTGAGE AMOUNT :   336,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,493.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,325.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99300
    -----------------------------------------------------------------
0   0031813983     MORTGAGORS: TEGENE               ABEBAYEHU
                               GEZMU                MISRAK
    REGION CODE    ADDRESS   : 21 ATWOOD COURT
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20906
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,803.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,596.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,432,150.00
                               P & I AMT:      9,749.51
                               UPB AMT:   1,430,834.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          217
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031814007     MORTGAGORS: HAINES               DARRELL
                               HAINES               KIMBERLY
    REGION CODE    ADDRESS   : 1177 HAWLING PLACE
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20175
    MORTGAGE AMOUNT :   369,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,378.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,424.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99400
    -----------------------------------------------------------------
0   0031814031     MORTGAGORS: DONNELL              STEVE
                               DONNELL              LAURA
    REGION CODE    ADDRESS   : 18 MONUMENT DRIVE
        01         CITY      :    STAFFORD
                   STATE/ZIP : VA  22554
    MORTGAGE AMOUNT :   286,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,979.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,905.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.79100
    -----------------------------------------------------------------
0   0031814056     MORTGAGORS: CANINI               JOHN
                               CANINI               GAYLE
    REGION CODE    ADDRESS   : 1179 HAWLING PLACE
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20175
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,713.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.30900
    -----------------------------------------------------------------
0   0031814064     MORTGAGORS: SWETNAM              HAROLD
                               YOUNG                ELISABETTA
    REGION CODE    ADDRESS   : 200 BROOK DRIVE
        01         CITY      :    FALLS CHURCH
                   STATE/ZIP : VA  22042
    MORTGAGE AMOUNT :   229,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,249.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,585.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031815889     MORTGAGORS: MUSHOTZKY            RICHARD
                               BRUNO                CAROLYN
    REGION CODE    ADDRESS   : 7715 GREENTREE ROAD
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   510,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    509,602.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,479.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 68.91800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,745,050.00
                               P & I AMT:     11,723.29
                               UPB AMT:   1,742,921.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          218
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031815913     MORTGAGORS: BARRUECO             MANUEL

    REGION CODE    ADDRESS   : 1200 BROADWAY ROAD
        01         CITY      :    LUTHERVILLE
                   STATE/ZIP : MD  21093
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,609.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,410.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 61.72800
    -----------------------------------------------------------------
0   0031815939     MORTGAGORS: CASSIDY              BRIAN
                               CASSIDY              BARBARA
    REGION CODE    ADDRESS   : 3913 RUST HILL PLACE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22030
    MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,820.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,692.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031815988     MORTGAGORS: BEDINGER             GEORGE
                               BEDINGER             CAROLINE
    REGION CODE    ADDRESS   : 4701 BRANDYWINE ST NW
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20016
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,965.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031816002     MORTGAGORS: WU                   WEN
                               YEH                  JEN
    REGION CODE    ADDRESS   : 10504 BEECHKNOLL LANE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   347,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,985.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,398.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0031816036     MORTGAGORS: HINGHER              LINDA
                               CUMLEY               LAWRENCE
    REGION CODE    ADDRESS   : 30105 MERION LANE
        01         CITY      :    EVERGREEN
                   STATE/ZIP : CO  80439
    MORTGAGE AMOUNT :   299,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,566.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,045.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.74500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,668,250.00
                               P & I AMT:     11,380.66
                               UPB AMT:   1,666,947.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          219
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031816069     MORTGAGORS: WAGNER               G.
                               COTSWORTH            ELIZABETH
    REGION CODE    ADDRESS   : 1721 NORTH QUINCY STREET
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22207
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,406.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,492.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 66.66600
    -----------------------------------------------------------------
0   0031816085     MORTGAGORS: WALTERS              DAVID
                               WALTERS              MARY
    REGION CODE    ADDRESS   : 3032 MILTON AVENUE
        01         CITY      :    UNIVERSITY PARK
                   STATE/ZIP : TX  75205
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.76700
    -----------------------------------------------------------------
0   0031816093     MORTGAGORS: CARTER               JAMES
                               CARTER               DARLENE
    REGION CODE    ADDRESS   : 224 WEST MARKET STREET
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20176
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,801.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,732.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.76400
    -----------------------------------------------------------------
0   0031816143     MORTGAGORS: DUGUID               JAMES
                               JAMES                CHARLENE
    REGION CODE    ADDRESS   : 110 13TH STREET S.E.
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20003
    MORTGAGE AMOUNT :   298,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,984.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,110.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 69.34800
    -----------------------------------------------------------------
0   0031816218     MORTGAGORS: LAMBERT              DON
                               LAMBERT              LYNN
    REGION CODE    ADDRESS   : 8346 150TH PLACE NORTH
        01         CITY      :    PALM BEACH GARDENS
                   STATE/ZIP : FL  33418
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,810.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,657.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,465,200.00
                               P & I AMT:     10,014.98
                               UPB AMT:   1,463,763.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          220
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031816408     MORTGAGORS: SCHATZ               JEFFREY
                               SCHATZ               KIMBERLY
    REGION CODE    ADDRESS   : 333 GARFIELD STREET
        01         CITY      :    DENVER
                   STATE/ZIP : CO  80206
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,290.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,768.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0031816457     MORTGAGORS: BOSWORTH             JOHN
                               BOSWORTH             ELLEN
    REGION CODE    ADDRESS   : 9910 BALD CYPRESS DRIVE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20850
    MORTGAGE AMOUNT :   268,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,385.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 61.04500
    -----------------------------------------------------------------
0   0031816507     MORTGAGORS: GOMEZ                STEPHEN
                               GOMEZ                JULIE
    REGION CODE    ADDRESS   : 8041 SOUTH CLAYTON CIRCLE
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80122
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,305.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,835.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0031817307     MORTGAGORS: COLELLA              STEPHEN
                               COLELLA              LAURA
    REGION CODE    ADDRESS   : 633 SOUTH BRISTOL LANE
        01         CITY      :    ARLINGTON HEIGHTS
                   STATE/ZIP : IL  60005
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,776.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.50000
    -----------------------------------------------------------------
0   0031817315     MORTGAGORS: WILLIAMS             WILLIAM
                               WILLIAMS             SHEILA
    REGION CODE    ADDRESS   : 680 WOOD BRANCH TRAIL
        01         CITY      :    SUWANEE
                   STATE/ZIP : GA  30024
    MORTGAGE AMOUNT :   328,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,306.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,297.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.99300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,408,150.00
                               P & I AMT:      9,661.86
                               UPB AMT:   1,407,063.53

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          221
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031817349     MORTGAGORS: GONZALEZ             RICHARD
                               GONZALEZ             ESTHER
    REGION CODE    ADDRESS   : 7706 ARALIA WAY
        01         CITY      :    LARGO
                   STATE/ZIP : FL  33777
    MORTGAGE AMOUNT :   298,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,117.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,035.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99300
    -----------------------------------------------------------------
0   0031817356     MORTGAGORS: WASHINGTON           LORENZO

    REGION CODE    ADDRESS   : 6675 ORDSALL STREET
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22315
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,306.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,688.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0031820913     MORTGAGORS: SOUDRY               LAUREN

    REGION CODE    ADDRESS   : 214  GLYNDON MEADOW ROAD
        01         CITY      :    REISTERTOWN
                   STATE/ZIP : MD  21136
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,762.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031820962     MORTGAGORS: HANNO                PHILLIP
                               GORDON               LINDA
    REGION CODE    ADDRESS   : 9703 GLYNSHIRE WAY
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,784.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,621.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 45.45400
    -----------------------------------------------------------------
0   0031820996     MORTGAGORS: KEELER               SCOTT
                               KEELER               DOROTHY
    REGION CODE    ADDRESS   : 5317 GABLE RIDGE LANE
        01         CITY      :    HOLLY SPRINGS
                   STATE/ZIP : NC  27540
    MORTGAGE AMOUNT :   273,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,186.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,865.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 84.12300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,345,250.00
                               P & I AMT:      9,000.38
                               UPB AMT:   1,344,158.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          222
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031829732     MORTGAGORS: ABEL                 ANDREW
                               ABEL                 TAMA
    REGION CODE    ADDRESS   : 1195 CAMELOT DR
        01         CITY      :    PINCKNEY
                   STATE/ZIP : MI  48169
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,765.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,209.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031829799     MORTGAGORS: VOICE                DAVID
                               VOICE                PAMELA
    REGION CODE    ADDRESS   : 497 SHAKER TRAIL
        01         CITY      :    TRAVERSE CITY
                   STATE/ZIP : MI  49686
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,723.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,601.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0070236104     MORTGAGORS: WOLFE                JAMES
                               WOLFE                TERI
    REGION CODE    ADDRESS   : 1587 BELLE MEADE FARM
        01         CITY      :    LORETTO
                   STATE/ZIP : VA  22509
    MORTGAGE AMOUNT :   291,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,960.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.29107
    -----------------------------------------------------------------
0   0070283536     MORTGAGORS: NITZ                 GORDON
                               NITZ                 NANCY
    REGION CODE    ADDRESS   : 3455 QUILICI ROAD
        01         CITY      :    RENO
                   STATE/ZIP : NV  89511
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,624.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 63.33333
    -----------------------------------------------------------------
0   0070284310     MORTGAGORS: BLASDEL              GARY

    REGION CODE    ADDRESS   : 28 SOMERSET RD
        01         CITY      :    BROOKLINE
                   STATE/ZIP : MA  02146
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,671,000.00
                               P & I AMT:     11,497.69
                               UPB AMT:   1,670,489.40

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          223
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070290267     MORTGAGORS: SHIMBERG             DAVID
                               KANDER SHIMB         BARBARA
    REGION CODE    ADDRESS   : 410 THORNMEADOW ROAD
        01         CITY      :    RIVERWOODS
                   STATE/ZIP : IL  60015
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.91304
    -----------------------------------------------------------------
0   0070314935     MORTGAGORS: CALAHAN              LAWRENCE
                               CALAHAN              LAUREN
    REGION CODE    ADDRESS   : 561 MIDDLESEX ROAD
        01         CITY      :    DARIEN
                   STATE/ZIP : CT  06820
    MORTGAGE AMOUNT :   336,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,376.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/23
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.61224
    -----------------------------------------------------------------
0   0070321898     MORTGAGORS: BERMAN               WALLACE
                               MARK                 BARBARA
    REGION CODE    ADDRESS   : 1220 THE FOREST
        01         CITY      :    CROZIER
                   STATE/ZIP : VA  23039
    MORTGAGE AMOUNT :   473,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    473,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,268.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 59.16250
    -----------------------------------------------------------------
0   0070326178     MORTGAGORS: STYDAHAR             GEORGE
                               STYDAHAR             SHEILA
    REGION CODE    ADDRESS   : 32 RIVERVIEW TRAIL
        01         CITY      :    CROTON ON H
                   STATE/ZIP : NY  10520
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.23077
    -----------------------------------------------------------------
0   0070340807     MORTGAGORS: MCCAIN               LARRY
                               MCCAIN               PEGGY
    REGION CODE    ADDRESS   : 14420 PICKET OAKS ROAD
        01         CITY      :    CENTREVILLE
                   STATE/ZIP : VA  22020
    MORTGAGE AMOUNT :   243,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,650.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,641.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.59554
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,741,150.00
                               P & I AMT:     12,008.95
                               UPB AMT:   1,741,150.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          224
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070356852     MORTGAGORS: CURLES               MICHAEL
                               CURLES               MARLENE
    REGION CODE    ADDRESS   : 10311 BRITTENFORD DRIVE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   394,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    394,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,659.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 68.64348
    -----------------------------------------------------------------
0   0070373386     MORTGAGORS: NAGEL                DORIS
                               ZIMLINGHAUS          WILLIAM
    REGION CODE    ADDRESS   : 7 CYNDI COURT
        01         CITY      :    FLEMINTON
                   STATE/ZIP : NJ  08822
    MORTGAGE AMOUNT :   285,760.47  OPTION TO CONVERT :
    UNPAID BALANCE :    285,760.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,949.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 85.55703
    -----------------------------------------------------------------
0   0070400254     MORTGAGORS: STRICKLAND           JANET

    REGION CODE    ADDRESS   : 48 WEST CHESTER STREET
        01         CITY      :    NANTUCKET
                   STATE/ZIP : MA  02554
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,823.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 54.43299
    -----------------------------------------------------------------
0   0070401849     MORTGAGORS: CZABALA              DAVID
                               CZABALA              ANN
    REGION CODE    ADDRESS   : 4609 CHARDONNAY COURT
        01         CITY      :    DUNWOODY
                   STATE/ZIP : GA  30338
    MORTGAGE AMOUNT :   244,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,669.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.30400
    -----------------------------------------------------------------
0   0070405865     MORTGAGORS: OTERO                PHILIP
                               OTERO                MARGARET
    REGION CODE    ADDRESS   : 6621 PAXSON RD
        01         CITY      :    Solebury
                   STATE/ZIP : PA  18963
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    420,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,829.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 46.93000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,609,160.47
                               P & I AMT:     10,930.85
                               UPB AMT:   1,609,160.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004982030  01 02 03
                                PAGE:          225
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070408869     MORTGAGORS: D'ALESSANDRO         JOHN
                               D'ALESSANDRO         ANN
    REGION CODE    ADDRESS   : 63 TOWNSEND DRIVE
        01         CITY      :    Syosset
                   STATE/ZIP : NY  11791
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,428.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.49000
    -----------------------------------------------------------------
0   0070444971     MORTGAGORS: TRIANA               JORGE
                               TRIANA               DAWN
    REGION CODE    ADDRESS   : 6645 SW 118 STREET
        01         CITY      :    Miami
                   STATE/ZIP : FL  33156
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,063.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 57.35000
    -----------------------------------------------------------------
0   0070449061     MORTGAGORS: VRODLYAK             JOHN
                               VRODLYAK             MELISSA
    REGION CODE    ADDRESS   : 719 S. GARFIELD
        01         CITY      :    Hinsdale
                   STATE/ZIP : IL  60521
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    525,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,448.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 54.97000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    3
                               LOAN AMT:   1,178,000.00
                               P & I AMT:      7,940.50
                               UPB AMT:   1,178,000.00
0                   TOTAL      NUM OF LOANS: 1123
                               LOAN AMT: 355,180,483.47
                               P & I AMT:  2,505,945.87
                               UPB AMT: 350,914,546.19

                      EXHIBIT C - SUPPLEMENT


                  SCHEDULE OF COOPERATIVE LOANS

                          SERIES 1998-20


       LOAN NO.             CUT-OFF DATE            BORROWER
                         PRINCIPAL BALANCE            NAME

       7711013              $473,611.63            Cernikovsky
       7711047              $319,283.07              Miller
       7718190              $246,613.46              Dimich
       7718208              $324,764.77             Schneider
       7718513              $440,837.38              Fenster
       7718521              $314,435.37              Thomas

                             EXHIBIT D

                  FORM OF SERVICER'S CERTIFICATE
                     _________________, ______
                         (month)        (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                          Series 1998-20


           Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

      A.   Mortgage Loan Information:

           (1)  Aggregate Scheduled Monthly Payments:
                (a)  Principal                          $________
                (b)  Interest                           $________
                (c)  Total                              $________

           (2)  Aggregate Monthly Payments received
                and Monthly Advances made this Month:
                (a)  Principal                          $________
                (b)  Interest                           $________
                (c)  Total                              $________

           (3)  Aggregate Principal Prepayments in part
                received and applied in the applicable
                Prepayment Period:
                (a)  Principal                          $________
                (b)  Interest                           $________
                (c)  Total                              $________

           (4)  Aggregate Principal Prepayments in full
                received in the applicable Prepayment
                Period:
                (a)  Principal                          $________
                (b)  Interest                           $________
                (c)  Total                              $________

           (5)  Aggregate Insurance Proceeds (including
                purchases of Mortgage Loans by primary
                mortgage insurers) for prior month:
                (a)  Principal                          $________
                (b)  Interest                           $________
                (c)  Total                              $________

           (6)  Aggregate Liquidation Proceeds for
                prior month:
                (a)  Principal                          $________
                (b)  Interest                           $________
                (c)  Total                              $________

           (7)  Aggregate Purchase Prices for Defaulted
                and Modified Mortgage Loans:
                (a)  Principal                          $________
                (b)  Interest                           $________
                (c)  Total                              $________

           (8)  Aggregate Purchase Prices (and
                substitution adjustments) for Defective
                Mortgage Loans:
                (a)  Principal                          $________
                (b)  Interest                           $________
                (c)  Total                              $________

           (9)  Pool Scheduled Principal Balance:       $________

           (10) Available Funds:                        $________

           (11) Realized Losses for prior month:        $________

           (12) Aggregate Realized Losses and Debt
                Service Reductions:
                (a) Deficient Valuations                $________
                (b) Special Hazard Losses               $________
                (c) Fraud Losses                        $________
                (d) Excess Bankruptcy Losses            $________
                (e) Excess Special Hazard Losses        $________
                (f) Excess Fraud Losses                 $________
                (g) Debt Service Reductions             $________

           (13) Compensating Interest Payment:          $________

           (14) Accrued Certificate Interest, Unpaid Class
                Interest Shortfalls and Pay-out Rate:

                Class A1    $__________     $__________    ____%
                Class A2    $__________     $__________    ____%
                Class A3    $__________     $__________    ____%
                Class A4    $__________     $__________    ____%
                Class A5    $__________     $__________    ____%
                Class M     $__________     $__________    ____%
                Class B1    $__________     $__________    ____%
                Class B2    $__________     $__________    ____%
                Class B3    $__________     $__________    ____%
                Class B4    $__________     $__________    ____%
                Class B5    $__________     $__________    ____%
                Class R     $__________     $__________    ____%

           (15) Accrual Amount:

                N/A

           (16) Principal distributable:

                Class A1       $__________
                Class A2       $__________
                Class A3       $__________
                Class A4       $__________
                Class A5       $__________
                Class PO       $__________
                Class M        $__________
                Class B1       $__________
                Class B2       $__________
                Class B3       $__________
                Class B4       $__________
                Class B5       $__________
                Class R        $__________


           (17) Additional distributions to the Class R
                Certificates pursuant to Section 4.01(b):

                Class   R      $__________

           (18) Distributions Allocable to Unanticipated
                Recoveries:

                Class A1       $_________
                Class A2       $_________
                Class A3       $_________
                Class A4       $_________
                Class A5       $_________
                Class PO       $_________
                Class M        $_________
                Class B1       $_________
                Class B2       $_________
                Class B3       $_________
                Class B4       $_________
                Class B5       $_________
                Class R        $_________

      B.   Other Amounts:

            1.  Senior Percentage for such
                Distribution Date:                 _____________%

            2.  Senior Prepayment Percentage for
                such Distribution Date:            _____________%

            3.  Junior Percentage for such
                Distribution Date:                 _____________%

            4.  Junior Prepayment Percentage for
                such Distribution Date:            _____________%

            5.  Group II Senior Percentage for
                such Distribution Date:            _____________%

            6.  Group II Senior Distribution
                Percentage for such Distribution
                Date:                              _____________%

            7.  Subordinate Certificate Writedown
                Amount for such Distribution Date: $_____________

            8.  Prepayment Distribution Triggers satisfied:

                                             Yes        No

                Class B1                    _____     _____
                Class B2                    _____     _____
                Class B3                    _____     _____
                Class B4                    _____     _____
                Class B5                    _____     _____

            9.  Base Servicing Fee:                  $___________

           10.  Supplemental Servicing Fee:          $___________

           Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                            EXHIBIT E

       FORM OF TRANSFER CERTIFICATE AS TO ERISA MATTERS FOR
             DEFINITIVE ERISA-RESTRICTED CERTIFICATES



State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
Boston, Massachusetts   02110


[NAME OF OFFICER] ______________________ hereby certifies that:

      1. That he [she] is [title of officer] __________________ of [name of Investor] _______________________________________
(the "Investor"), a __________ ______________________
[description of type of entity] duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he [she] makes this affidavit.

      2. The Investor (i) is not, and on ________________ [insert date of transfer of Certificate to Investor] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the Investor's acquisition and holding or any ERISA-Restricted Certificate.

      3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee and GE Capital Mortgage Services, Inc., dated as of October 1, 1998, no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that (x) such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (a "Plan") and is not using the assets of any such employee benefit or other plan to acquire any such Certificate or (y) such transferee is an insurance company investing assets of its general account and the Exemptions apply to such transferee's acquisition and holding of any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

      [4. The ERISA-Restricted Certificates shall be registered in the name of ______________________________________________ as nominee for the Investor.] IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] __________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199_.



                               __________________________________
                               [name of Investor]


                               By:_______________________________
                                  Name:
                                  Title:


      The undersigned hereby
acknowledges that it is holding
and will hold the ERISA-Restricted
Certificates at the exclusive
direction of and as nominee of
the Investor named above.


_______________________________
[name of nominee]


By:____________________________
     Name:
     Title:

                            EXHIBIT F

        FORM OF RESIDUAL CERTIFICATE TRANSFEREE AFFIDAVIT



STATE OF             )
                     ) ss.:
COUNTY OF            )

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

      1. That he [she] is [title of officer] _________________ of [name of Purchaser] _________________________________________
(the "Purchaser"), a _________________ ____________________
[description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

      2. That the Purchaser's Taxpayer Identification Number is
[    ].

      3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code
Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R Certificate" of GE Capital Mortgage Services, Inc.'s REMIC Multi-Class Pass-Through Certificates, Series 1998-20.

      4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

      5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc., dated as of October 1, 1998, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to
Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

      6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

      7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual
Certificate.

      8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

      9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

      10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

      11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual

Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

      12. That the Purchaser consents to the designation of the Company as its agent to act as "tax matters person" of the Trust
Fund pursuant to the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.



                          _________________________________
                          [name of Purchaser]


                          By:______________________________
                             Name:
                             Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC

______________________________

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                             EXHIBIT G

         [LETTER FROM TRANSFEROR OF RESIDUAL CERTIFICATE]

                        ___________________
                               Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

           Re:  GE Capital Mortgage Services, Inc.
                REMIC Multi-Class Pass-Through
                Certificates, Series 1998-20
                ----------------------------------

Ladies and Gentlemen:
           _______________________ (the "Transferor") has
reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                               Very truly yours,


                               ____________________________
                               Name:
                               Title:

                             EXHIBIT H

                 ADDITIONAL SERVICER COMPENSATION



QUALIFIED ADMINISTRATIVE EXPENSES
(Conventional, Non-Conforming Loans)


Assumption Fees                          $550 - $800

Late Charges                             Per Loan Documents

Appraisal/Inspection Fees                Reasonable and Customary
                                         Charges

Partial Release Fees                     $300

Easements                                $150

Insufficient Funds Charges               $15

Document Requests (copies of loan
file documents, additional pay-off
quotations, amortization schedules,
payment histories)                       $0

Modification Fees                        Reasonable and Customary
                                         Charges

                             EXHIBIT I

                   FORM OF INVESTMENT LETTER FOR
                DEFINITIVE RESTRICTED CERTIFICATES



                                              _________________
                                                    Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

                Re:  GE Capital Mortgage Services, Inc.
                     REMIC Multi-Class Pass Through
                     Certificates, Series 1998-20
                     ----------------------------------

Ladies and Gentlemen:

           1. The undersigned, a [title of officer] _____________ of [name of Investor] _________________________________________
(the "Investor"), a ______________ ___________________
[description of type of entity] duly organized and existing under the laws of the [State of __________________] [United States], hereby certifies as follows:

           2. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. (the "Company"), dated as of October 1, 1998 (the "Agreement"), no transfer of a Restricted Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

           3. The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) such sale is exempt from the requirements of the Securities Act, (d) the Agreement contains restrictions regarding the transfer of the Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

           4. The Investor is acquiring the Restricted
Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

           5. The Investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) promulgated pursuant to the Securities Act.

           6. The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

           7. If an Investor in a Restricted Certificate sells or otherwise transfers any such Certificate to a transferee other than a "qualified institutional buyer" under Rule 144A of the Securities Act, such Investor will obtain (a) from any subsequent purchaser the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph or (b) an opinion of counsel in form and substance satisfactory to the Trustee pursuant to the Agreement.

           8. The Investor hereby indemnifies the Trustee and the Company against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trustee and the Company shall survive the termination of the Agreement.

           [9. The Restricted Certificates shall be registered in the name of _____________________________ as nominee for the
Investor.]

           IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] _____________ this _____ day of __________, 19__.


                          _________________________________
                          [name of Investor]


                          By:______________________________
                             Name:
                             Title:


      The undersigned hereby
acknowledges that it is holding
and will hold the Restricted
Certificates at the exclusive
direction of and as nominee
of the Investor named above.

_____________________________
[name of nominee]


By:__________________________
   Name:
   Title:

                             EXHIBIT J
                FORM OF DISTRIBUTION DATE STATEMENT

                    _________________, ______
                         (month)       (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                          Series 1998-20

           Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

           The amounts below are for a Single Certificate of $1,000:

           (1)  Amount of distribution allocable to principal:

                     Class A1  $__________
                     Class A2  $__________
                     Class A3  $__________
                     Class A4  $__________
                     Class A5  $__________
                     Class PO  $__________
                     Class M   $__________
                     Class B1  $__________
                     Class B2  $__________
                     Class B3  $__________
                     Class B4  $__________
                     Class B5  $__________
                     Class R   $__________

           (2) Aggregate principal prepayments included in distribution:

                     Class A1  $__________
                     Class A2  $__________
                     Class A3  $__________
                     Class A4  $__________
                     Class A5  $__________
                     Class PO  $__________
                     Class M   $__________
                     Class B1  $__________

                     Class B2  $__________
                     Class B3  $__________
                     Class B4  $__________
                     Class B5  $__________
                     Class R   $__________

           (3)  Amount of distribution allocable to interest;
                Pay-out Rate:

                     Class A1  $__________     ____%
                     Class A2  $__________     ____%
                     Class A3  $__________     ____%
                     Class A4  $__________     ____%
                     Class A5  $__________     ____%
                     Class M   $__________     ____%
                     Class B1  $__________     ____%
                     Class B2  $__________     ____%
                     Class B3  $__________     ____%
                     Class B4  $__________     ____%
                     Class B5  $__________     ____%
                     Class R   $__________     ____%

           (4)  Accrual Amount:

                     N/A

           (5)  Amount of distribution allocable to Unanticipated
                Recoveries:

                     Class A1  $__________     ____%
                     Class A2  $__________     ____%
                     Class A3  $__________     ____%
                     Class A4  $__________     ____%
                     Class A5  $__________     ____%
                     Class PO  $__________     ____%
                     Class M   $__________     ____%
                     Class B1  $__________     ____%
                     Class B2  $__________     ____%
                     Class B3  $__________     ____%
                     Class B4  $__________     ____%
                     Class B5  $__________     ____%
                     Class R   $__________     ____%

           (6)  Servicing Compensation:               $__________

           The amounts below are for the aggregate of all
Certificates:

           (7)  Pool Scheduled Principal
                Balance; number of Mortgage
                Loans:                      $_________   ________

           (8)  Class Certificate Principal Balance
                (or Notional Principal Balance) of
                each Class; Certificate Principal
                Balance (or Notional Principal
                Balance) of Single Certificate of
                each Class:

                                                 Single
                                               Certificate
                Class                Balance     Balance
                -----                -------   -----------

                Class A1           $__________ $__________
                Class A2           $__________ $__________
                Class A3           $__________ $__________
                Class A4           $__________ $__________
                Class A5           $__________ $__________
                Class PO           $__________ $__________
                Class M            $__________ $__________
                Class B1           $__________ $__________
                Class B2           $__________ $__________
                Class B3           $__________ $__________
                Class B4           $__________ $__________
                Class B5           $__________ $__________
                Class R            $__________ $__________

           (9)  Book value of real estate acquired
                on behalf of Certificate-holders;
                number of related Mortgage
                Loans:                      $_________   ________

           (10) Aggregate Scheduled Principal Balance and number of delinquent Mortgage Loans:

                30-59 days delinquent       $_________   ________
                60-89 days delinquent       $_________   ________
                90 or more days delinquent  $_________   ________
                In foreclosure              $_________   ________

           (11) Aggregate Scheduled Principal Balance
                and number of replaced Mortgage
                Loans:                      $_________   ________

           (12) Aggregate Scheduled Principal Balance
                and number of modified Mortgage
                Loans:                      $_________   ________

           (13) Senior Percentage for such
                Distribution Date:                    __________%

           (14) Senior Prepayment Percentage for
                such Distribution Date:               __________%

           (15) Group II Senior Percentage for
                such Distribution Date:               __________%

           (16) Group II Senior Distribution
                Percentage for such Distribution
                Date:                                 __________%

           (17) Junior Percentage for such
                Distribution Date:                    __________%

           (18) Junior Prepayment Percentage for
                such Distribution Date:               __________%

           Capitalized terms used in this Statement shall have the same meanings as in the Agreement.

                            EXHIBIT K

                    FORM OF SPECIAL SERVICING
                  AND COLLATERAL FUND AGREEMENT


           This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT
(the "Agreement") is made and entered into as of _________, 199_, between GE Capital Mortgage Services, Inc. (the "Company") and
_____________________________ (the "Purchaser").

                       PRELIMINARY STATEMENT

           ___________________________ or an affiliate thereof is
the holder of the entire interest in REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class B_ (the "Class B_ Certificates"). The Class B_ Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________ 1, 199_ between the Company (in its capacity as servicer thereunder, the "Servicer") and State Street Bank and Trust Company as Trustee.

           ____________________________ or an affiliate thereof
intends to resell all of the Class B_ Certificates directly to the Purchaser on or promptly after the date hereof.

           In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

           [The parties hereto have further agreed that the Purchaser will have no rights, and the Company will have no obligations under this Agreement until the Class Certificate Principal Balance of the REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class B5 (the "Class B5 Certificates") has been reduced to zero, and any Special Servicing and Collateral Fund Agreement in respect of such Class between the Company and the Purchaser has been terminated.]

           In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class B_ Certificates.

                            ARTICLE I

                           DEFINITIONS

      Section 1.01. Defined Terms. Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

           Business Day: Any day other than (i) a Saturday or a Sunday of (ii) a day on which banking institutions in New York
City or Boston, Massachusetts are required or authorized by law or executive order to be closed.

           Collateral Fund: The fund established and maintained pursuant to Section 3.01 hereof.

           Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker's acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency, and (v) other obligations or securities that are acceptable to each Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of
(A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

           Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

           Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay
Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

           Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

           Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

           Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.03(c)) and Section 3.02, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.02(g) and Section 2.03(d).

      Section 1.02. Definitions Incorporated by Reference. All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing
Agreement.

                           ARTICLE II

                   SPECIAL SERVICING PROCEDURES

      Section 2.01.  Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

           (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Fund the number of Mortgage Loans that are
      (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

           (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

      (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i) or
(a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

      (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

      Section 2.02. Purchaser's Election to Delay Foreclosure
Proceedings.

      (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under
Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). The Purchaser shall send a copy of such notice of election to each Rating Agency as soon as practicable thereafter. Such 24-hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24-hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall (i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company's normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

      (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

      (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan as the applicable Mortgage Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure or (ii) the beginning of the related Excess Period, as the case may be.

      (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company or the Trustee may withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this subsection and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective, unless the Purchaser shall have purchased the related Mortgage Loan promptly following (and in any event not later than the third Business Day after) the end of such 6-month period in the manner provided in the following two sentences, and the Company shall be entitled to proceed with the Commencement of Foreclosure. Any purchase of such Mortgage Loan by the Purchaser pursuant to the preceding sentence shall be at a purchase price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest at the Mortgage Rate from the date last paid by the mortgagor. Such purchase price shall be deposited by the Purchaser into the Collateral Fund in immediately available funds on the Business Day which is the date of purchase and the Purchaser shall instruct the Trustee (with notice to the Company) to withdraw such amount therefrom on such Business Day and remit the same to the Trust Fund for application as Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. Following such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this Agreement and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e) and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      Section 2.03. Purchaser's Election to Commence Foreclosure
Proceedings.

      (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the

Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

      (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

      (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or (iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief) or (v) the same is prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) above and after reimbursement to the Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

      Section 2.04. Termination.

      (a) With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate on the earliest to occur of the following: (i) at such time as the Class Certificate Principal Balance of the Class B_ Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the Company's actual loss experience with respect to the Mortgage Loans in the related pool) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the then-current Class Certificate Principal Balance of the Class B_ Certificates, or
(iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B_ Certificates [or in the Class B5 Certificates] (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Fund. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate immediately upon (x) the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business Days' notice or (y) the occurrence of any event that results in the Purchaser becoming an "affiliate" of the Trustee within the meaning of the Prohibited Transaction Exemption (as defined in the Pooling and Servicing Agreement).

      (b) The Purchaser's rights pursuant to Section 2.02 or 2.03 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under Section
2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b) after one Business Day's notice of such failure.

      Section 2.05. Notification. The Purchaser shall promptly notify the Trustee and the Company if such Purchaser becomes aware of any discussions, plans or events that might lead to such Person's becoming an "affiliate" (within the meaning of the Prohibited Transaction

Exemption) of the Trustee, provided that the contents of any such notification shall be kept confidential by the parties to this Agreement.

                           ARTICLE III

                COLLATERAL FUND; SECURITY INTEREST

      Section 3.01. Collateral Fund. Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled "REMIC Multi-Class Pass-Through Certificates 199_-__ Collateral Fund, for the benefit of GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company on behalf of Certificateholders, as secured parties" (the "Collateral Fund"). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.02 or 2.03 hereof.

           Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

           The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser
(i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Pooling and Servicing Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or (ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

      Section 3.02. Collateral Fund Permitted Investments. The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Company shall direct the Trustee select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

           All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

      Section 3.03. Grant of Security Interest. In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

           The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

      Section 3.04. Collateral Shortfalls. In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                           ARTICLE IV

                     MISCELLANEOUS PROVISIONS

      Section 4.01. Amendment. This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

      Section 4.02. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 4.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 4.04. Notices. All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

      (a) in the case of the Company, with respect to notices pursuant to Sections 2.02 and 2.03 hereto,

           GE Capital Mortgage Services, Inc.
           2000 West Loop South
           Suite 1917
           Houston, Texas 77027
           Attention: Mark Pendergrass
           Telephone: (713) 964-4207
           Facsimile: (713) 964-4100

      with respect to all other notices pursuant to this Agreement,

           GE Capital Mortgage Services, Inc.
           Three Executive Campus
           Cherry Hill, New Jersey 08002
           Attention:  General Counsel
           Telephone:  (609) 661-6515
           Facsimile:  (609) 661-6875

      or such other address as may hereafter be furnished in writing by the Company, or

      (b) in the case of the Purchaser, with respect to notices pursuant to Section 2.01,

           ________________________________
           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________
      with respect to all other notices pursuant to this Agreement,

           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________

      or such other address as may hereafter be furnished in writing by the Purchaser, or

      (c) in the case of the Trustee,

           State Street Bank and Trust Company
           Corporate Trust Department
           Two International Place, Fifth Floor
           Boston, Massachusetts  02110
           Attention:  Karen Beard
           Telephone:  (617) 664-5465
           Facsimile:  (617) 664-5367

      Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 4.06. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

      Section 4.07. Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 4.08. Third Party Beneficiaries. The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

      Section 4.09. Confidentiality. The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Section 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

      Section 4.10. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company's obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

      [Section 4.11. Delayed Effectiveness. The Purchaser agrees that, notwithstanding any other provision of this Agreement, the Purchaser shall have no rights hereunder, and the Company shall have no obligations hereunder, until the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero and any Special Servicing and Collateral Fund Agreement between the Company and the Purchaser relating to such Class B5 Certificates has been terminated.]

           IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                               GE CAPITAL MORTGAGE SERVICES, INC.



                               By:_______________________________
                                  Name:
                                  Title:


                               [PURCHASER]



                               By:_______________________________
                                  Name:
                                  Title:

Acknowledged and agreed to:

STATE STREET BANK AND TRUST COMPANY



By:________________________________
   Name:
   Title:

                            EXHIBIT L


            FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT

           I, _________________________________________, being
duly sworn, do hereby state under oath that:

      1. I am a duly elected ______________________ of GE Capital
Mortgage Services, Inc. (the "Company") and am duly authorized to make this affidavit.

      2. This affidavit is being delivered in connection with the transfer of the Mortgage Loan described in Paragraph 3 hereof by the Company pursuant to the Pooling and Servicing Agreement dated as of [date] between the Company, Seller and Servicer, and State Street Bank and Trust Company, Trustee, relating to the Company's REMIC Multi-Class Pass-Through Certificates, Series [____] ("Agreement"). Such Mortgage Loan constitutes a Designated Loan.

      3. The Company is the payee under the following described
Mortgage Note ("Mortgage Note") which evidences the obligation of the borrower(s) to repay the Mortgage Loan:

      Loan Number: ___________________________________
      Mortgage Note Date:_____________________________
      Borrower(s): ___________________________________
      Original Payee (if not the Company): ___________
      Original Amount:________________________________
      Mortgage Rate: _________________________________
      Address of Mortgaged Property: _________________
      ________________________________________________

      4. The Company is the lawful owner of the Mortgage Note and has not cancelled, altered, assigned or hypothecated the Mortgage
Note.

      5. A thorough and diligent search for the executed original
Mortgage Note was undertaken and was unsuccessful.

      6. Attached hereto is a true and correct copy of the Mortgage Note.

      7. The Mortgage Note has not been endorsed by the Company in any manner inconsistent with its transfer of the Mortgage Loan under the Agreement.

      8. Without limiting the generality of the rights and remedies of the Trustee contained in the Agreement, the Company hereby confirms and agrees that in the event the inability to produce the executed original Mortgage Note results in a breach of the representations and warranties appearing in Agreement subsections 2.03(a)(ii) (the validity and enforceability of the lien created by the Mortgage Loan) or (x) (no valid offset, defense or counterclaim to any Mortgage Note or Mortgage), the Company shall repurchase the Mortgage Loan at the Purchase Price and otherwise in accordance with Section 2.03(b) of the Agreement. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered the Mortgage Note to the Trustee, including without limitation any such losses, liabilities, damages, claims or expenses arising from any action to enforce the indebtedness evidenced by the Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of the Mortgage Note.

      9. In the event that the Company locates the executed original Mortgage Note, it shall promptly provide the Mortgage
Note to the Trustee.

      10. Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.


Date: _______________________

                                    _____________________________
                                    (signature)

                                    _____________________________
                                    (print name)

                                    _____________________________
                                    (print title)

State of New Jersey  )
                     ) ss.:
                     )

           On this ____________________day of __________, 199__,
before me appeared ____________________________, to me personally known, who acknowledged the execution of the foregoing and who, having been duly sworn states that he/she is a/the ______________________________of GE Capital Mortgage Services,
Inc., that any representations therein contained are true, that this Lost Note Affidavit was signed and sealed on behalf of GE Capital Mortgage Services, Inc. and that this Lost Note Affidavit is the free act and deed of GE Capital Mortgage Services, Inc.

                          ____________________________
                          (Notary Public)


[Notarial Seal]

                            EXHIBIT M


                   SCHEDULE OF DESIGNATED LOANS



                               None

                            EXHIBIT N

                     SCHEDULE OF PLEDGED ASSET
                          MORTGAGE LOANS



                               None

                             EXHIBIT O

                    SENIOR PRINCIPAL PRIORITIES

          third, to the Classes of Senior Certificates, in reduction of the Class Certificate Principal Balances thereof, to the extent of remaining Available Funds, concurrently as follows:

               (a) to the Class A1, Class A2, Class A3, Class A4,
          Class A5 and Class R Certificates, the Senior Optimal
          Principal Amount for such Distribution Date, in the following order of priority:

                    (i) to the Class A5 Certificates (the "Group
               II Senior Certificates"), the Group II Senior Principal Distribution Amount (as defined herein) for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero; and

                    (ii) to the Class A1, Class A2, Class A3,
               Class A4 and Class R Certificates (the "Group I Senior Certificates"), the Senior Optimal Principal Amount for such Distribution Date, less the Group II Senior Principal Distribution Amount for such Distribution Date, in the following order of priority:

                         (A) to the Class R Certificates, until
                    the Class Certificate Principal Balance
                    thereof has been reduced to zero;

                         (B) to the Class A1 Certificates, until
                    the Class Certificate Principal Balance
                    thereof has been reduced to zero;

                         (C) to the Class A2 Certificates, until
                    the Class Certificate principal Balance
                    thereof has been reduced to zero;

                         (D) to the Class A3 Certificates, until
                    the Class Certificate Principal Balance
                    thereof has been reduced to zero; and

                         (E) to the Class A4 Certificates, until
                    the Class Certificate Principal Balance
                    thereof has been reduced to zero; and

               (b) to the Class PO Certificates, the Class PO
          Principal Distribution Amount for such Distribution
          Date, until the Class Certificate Principal Balance thereof has been reduced to zero;